          As filed with the Securities and Exchange Commission on March 13, 1998
                                                              File Nos. 33-12113
                                                                        811-5028

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            /X/

                     Post-Effective Amendment No. 40                        /X/

                                    and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        /X/

                             Amendment No. 44                               /X/

                                  PIMCO FUNDS
                                  -----------
              (Exact Name of Registrant as Specified in Charter)

                           840 Newport Center Drive
                        Newport Beach, California 92660
                        -------------------------------
             (Address of Principal Executive Offices)  (Zip Code)
              Registrant's Telephone Number, including area code:
                                (714) 760-4867

   Robert W. Helm, Esq.                  R. Wesley Burns
   Dechert Price & Rhoads                Pacific Investment Management Company
   1775 Eye Street, N.W.                 840 Newport Center Drive
   Washington, D.C.  20006               Newport Beach, California 92660

                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

               / /  Immediately upon filing pursuant to paragraph (b)

               /X/  on April 1, 1998  pursuant to paragraph (b)

               / /  60 days after filing pursuant to paragraph (a)(1)

               / /  on (date) pursuant to paragraph (a)(2) of Rule 485

          If appropriate, check the following box:

               /X/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE

     This post-effective amendment no. 40 to the registration statement of PIMCO Funds on Form N-1A (File No. 33-12113) is being filed to delay the effectiveness of post-effective amendment nos. 38 and 39, to file certain exhibits, and to make certain changes to the prospectuses set forth herein and the Statement of Additional Information. Post-effective amendment no. 38 was filed for the purpose of adding the PIMCO Municipal Bond Fund as a new series to PIMCO Funds, and to offer the PIMCO Municipal Bond Fund in all then-existing classes, and post-effective amendment no. 39 was filed to register Class D shares of all PIMCO Funds. This amendment does not affect the currently effective prospectus for the Class A shares of the PIMCO Total Return Fund or the prospectus for the Class A, Class B and Class C shares of any PIMCO Fund not discussed in the Class A, B and C prospectus set forth herein. The prospectus describing the Class A shares of the PIMCO Total Return Fund, as filed on March 3, 1998 pursuant to rule 497(e) under the Securities Act of 1933, is hereby incorporated by reference from File No. 33-12113. In addition, the prospectus describing the Class A, Class B and Class C shares of all then-existing PIMCO Funds is hereby incorporated by reference from post-effective amendment no. 36 to the registration statement as filed on July 11, 1997 (File No. 33-12113) with respect only to the Class A, Class B and Class C shares of the StocksPLUS Short Strategy, Strategic Balanced, Emerging Markets Bond II, Global Bond, International Bond, Total Return II, Total Return III, Total Return Mortgage, Commercial Mortgage Securities, Moderate Duration, Low Duration II, Low Duration III and Low Duration Mortgage Funds described therein.

                             CROSS-REFERENCE SHEET
                             REQUIRED BY RULE 495
                       UNDER THE SECURITIES ACT OF 1933


                                    PART A

            Institutional Class and Administrative Class Prospectus

                      Information Required in Prospectus
                      ----------------------------------


    Item Number               Heading
    -----------               -------

       1                      Cover Page

       2                      Prospectus Summary, Expense Information

       3                      Financial Highlights

       4                      Investment Objectives and Policies;
                              Characteristics and Risks of Securities and Investment Techniques; Other Information

       5                      Management of the Trust

       5A                     Not Applicable

       6                      Dividends, Distributions and Taxes;
                              Other Information

       7                      Purchase of Shares; Net Asset Value

       8                      Redemption of Shares

       9                      Not Applicable

                                    PART A

                  Class A, Class B, and Class C Prospectuses

                      Information Required in Prospectus
                      ----------------------------------


      Item Number                Heading
      -----------                -------

         1                       Cover Page

         2                       Schedule of Fees

         3                       Financial Highlights

         4                       Investment Objectives and Policies;
                                 Characteristics and Risks of Securities and Investment Techniques

         5                       Management of the Trust

         5A                      Not Applicable

         6                       Distributions; Taxes; Description
                                 of the Trust

         7 How to Buy Shares; Alternative Purchase Arrangements; Exchange Privilege; Distributor and Distribution and Servicing Plans; How Net Asset Value is Determined

         8                       How to Redeem

         9                       Not Applicable

                                    PART A

                             Class D Prospectuses

                      Information Required in Prospectus
                      ----------------------------------


      Item Number                Heading
      -----------                -------

         1                       Cover Page

         2                       Schedule of Fees

         3                       Financial Highlights

         4                       Investment Objectives and Policies;
                                 Characteristics and Risks of Securities and Investment Techniques

         5                       Management of the Trust

         5A                      Not Applicable

         6                       Distributions; Taxes; Description
                                 of the Trust

         7                       How to Buy Shares; Exchange Privilege;
                                 Distributor; How Net Asset Value is Determined

         8                       How to Redeem

         9                       Not Applicable

                                    PART A

                            PIMCO Total Return Fund
                              Class A Prospectus

                      Information Required in Prospectus
                      ----------------------------------

          Item Number                Heading
          -----------                -------

              1                      Cover Page

              2                      Schedule of Fees

              3                      Financial Highlights

              4                      Investment Objective and Policies;
                                     Characteristics and Risks of Securities
                                     and Investment Techniques

              5                      Management of the Trust

              5A                     Not Applicable

              6                      Distributions; Taxes; Description of
                                     the Trust

              7                      How to Buy Shares; Exchange Privilege;
                                     Distributor and Distribution and
                                     Servicing Plan; How Net Asset Value is
                                     Determined

              8                      How to Redeem

              9                      Not Applicable

                                 PART B

          Information Required in Statement of Additional Information
          -----------------------------------------------------------


      Item Number                Heading
      -----------                -------

         10                      Cover Page

         11                      Table of Contents

         12                      Not Applicable

         13                      Investment Objectives and Policies; Investment
                                 Restrictions

         14                      Trustees and Officers

         15                      Voting Rights

         16 Management of the Trust; Distribution of Trust Shares; Custodian, Transfer Agent and Dividend Disbursing Agent

         17                      Portfolio Transactions and Brokerage

         18                      Other Information

         19                      Distribution of Trust Shares; Net Asset Value

         20                      Taxation

         21                      Distribution of Trust Shares

         22                      Performance Information

         23                      Financial Statements

                                                           [LOGO OF PIMCO FUNDS]


                               SHORTER-TERM BOND FUNDS
PACIFIC
INVESTMENT                           Money Market Fund
MANAGEMENT
SERIES                               Short-Term Fund

INSTITUTIONAL                        Low Duration Fund
AND
ADMINISTRATIVE                       Low Duration Fund II
SHARE
CLASSES                              Low Duration Fund III

                                     Low Duration Mortgage Fund

                               INTERMEDIATE-TERM BOND FUNDS

                                     Moderate Duration Fund

                                     High Yield Fund

                                     Total Return Fund

                                     Total Return Fund II

                                     Total Return Fund III

                                     Commercial Mortgage Securities Fund

                                     Total Return Mortgage Fund

                                     Real Return Bond Fund

                               LONG-TERM BOND FUND

                                     Long-Term U.S. Government Fund

                               INTERNATIONAL BOND FUNDS

                                     Foreign Bond Fund

                                     Global Bond Fund

                                     Global Bond Fund II

                                     International Bond Fund

                                     Emerging Markets Bond Fund

                                     Emerging Markets Bond Fund II

                               TAX EXEMPT FUND
                                     Municipal Bond Fund

                               EQUITY FUNDS
                                     StocksPLUS Fund
                                     StocksPLUS Short Strategy Fund

                               BALANCED FUND
                                     Strategic Balanced Fund

                                                                      PROSPECTUS

--------------------------------------------------------------------------------

                                                              April 1, 1998

PIMCO Funds: Pacific Investment Management Series
Prospectus

April 1, 1998

PIMCO Funds (the "Trust") is an open-end management investment company ("mutual fund") consisting of twenty-five separate investment portfolios (the "Funds"). Each Fund has its own investment objective and policies. The Trust is designed to provide access to the professional investment management services offered by Pacific Investment Management Company ("PIMCO"), which serves as investment adviser to the Funds.

This Prospectus describes two classes of shares offered by each Fund: the "Institutional Class" and the "Administrative Class." Through separate prospectuses, certain Funds offer up to four additional classes of shares, Class A, Class B, Class C and Class D shares. See "Other Information--Multiple Classes of Shares."

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. It should be read and retained for ready reference to information about the Funds. Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of the Funds' investments will change, the investment returns and net asset value per share of each Fund will vary.

A Statement of Additional Information, dated April 1, 1998, as amended or supplemented from time to time, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information about the Funds. The Statement of Additional Information is available without charge and may be obtained by writing or calling:

                  PIMCO Funds
                  840 Newport Center Drive, Suite 360
                  Newport Beach, CA 92660
                  Telephone: (800) 927-4648 (Current Shareholders); (800) 800-
                             0952 (New Accounts);
                             (800) 987-4626 (PIMCO Infolink Audio Response Network)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ENTAIL RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

INVESTMENT IN THE PIMCO MONEY MARKET FUND (OR IN ANY OTHER FUND) IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

EACH OF THE FUNDS, EXCEPT THE PIMCO MONEY MARKET AND MUNICIPAL BOND FUNDS, MAY INVEST ALL OF ITS ASSETS IN DERIVATIVE INSTRUMENTS, SOME OF WHICH MAY BE PARTICULARLY SENSITIVE TO CHANGES IN PREVAILING INTEREST RATES. UNEXPECTED CHANGES IN INTEREST RATES MAY ADVERSELY AFFECT THE VALUE OF A FUND'S INVESTMENTS IN PARTICULAR DERIVATIVE INSTRUMENTS.

THE PIMCO HIGH YIELD, EMERGING MARKETS BOND AND EMERGING MARKETS BOND II FUNDS MAY INVEST ALL OF THEIR ASSETS, AND THE PIMCO COMMERCIAL MORTGAGE SECURITIES FUND MAY INVEST UP TO 35% OF ITS ASSETS, IN JUNK BONDS, WHICH ARE SUBJECT TO HIGH RISK, AND SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THESE FUNDS. SEE "CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES ("JUNK BONDS")."

                                                    April 1, 1998 Prospectus  1

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
   Prospectus Summary......................................................   3
   Expense Information.....................................................   8
   Financial Highlights....................................................  10
   Investment Objectives and Policies......................................  16
   Investment Restrictions.................................................  26
   Characteristics and Risks of Securities and Investment Techniques.......  29
   Management of the Trust.................................................  45
   Purchase of Shares......................................................  49
   Redemption of Shares....................................................  51
   Portfolio Transactions..................................................  53
   Net Asset Value.........................................................  54
   Dividends, Distributions and Taxes......................................  55
   Other Information.......................................................  57
   Appendix A -- Description of Duration................................... A-1
   Appendix B -- Description of Securities Ratings......................... B-1

 2  PIMCO Funds: Pacific Investment Management Series

                               PROSPECTUS SUMMARY

  PIMCO Funds (the "Trust") is an open-end management investment company ("mutual fund") organized as a Massachusetts business trust on February 19, 1987. The Trust consists of twenty-five separate investment portfolios (the "Funds"). The following chart provides general information about each of the PIMCO Funds. It is qualified in its entirety by the more complete descriptions of the Funds appearing elsewhere in this Prospectus.

SHORTER-TERM BOND    PRIMARY INVESTMENTS                                          DURATION     CREDIT QUALITY(1) FOREIGN(2)
FUNDS
---------------------------------------------------------------------------------------------------------------------------
Money Market         Money market instruments                                     less than    Min 95% Aaa or    0%
                                                                                  or equal to  Prime 1; less
                                                                                  90 days      than or equal
                                                                                  dollar-      to 5% Aa
                                                                                  weighted     or Prime 2
                                                                                  average
                                                                                  maturity
---------------------------------------------------------------------------------------------------------------------------
Short-Term           Money market instruments and short maturity fixed            0-1 yr       B to Aaa; max     0-5%
                     income securities                                                         10% below Baa
---------------------------------------------------------------------------------------------------------------------------
Low Duration         Short and intermediate maturity fixed income securities      1-3 yrs      B to Aaa; max     0-20%
                                                                                               10% below Baa
---------------------------------------------------------------------------------------------------------------------------
Low Duration II      Same as Low Duration Fund, except quality and foreign        1-3 yrs      A to Aaa          0%
                     issuer restrictions
---------------------------------------------------------------------------------------------------------------------------
Low Duration III     Same as Low Duration Fund, except prohibitions on            1-3 yrs      B to Aaa; max     0-20%
                     firms engaged in socially sensitive practices                             10% below Baa
---------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM    PRIMARY INVESTMENTS                                          DURATION     CREDIT QUALITY(1) FOREIGN(2)
BOND FUNDS
---------------------------------------------------------------------------------------------------------------------------
Moderate Duration    Short and intermediate maturity fixed income securities      2-5 yrs      B to Aaa; max     0-20%
                                                                                               10% below Baa
---------------------------------------------------------------------------------------------------------------------------
High Yield           Higher yielding fixed income securities                      2-6 yrs      B to Aaa; min     0%
                                                                                               65% below Baa
---------------------------------------------------------------------------------------------------------------------------
Total Return         Intermediate maturity fixed income securities                3-6 yrs      B to Aaa; max     0-20%
                                                                                               10% below Baa
---------------------------------------------------------------------------------------------------------------------------
Total Return II      Same as Total Return Fund, except quality and foreign        3-6 yrs      Baa to Aaa        0%
                     issuer restrictions
---------------------------------------------------------------------------------------------------------------------------
Total Return III     Same as Total Return Fund, except prohibitions on firms      3-6 yrs      B to Aaa; max     0-20%
                     engaged in socially sensitive practices                                   10% below Baa
---------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage  Commercial mortgage-backed securities                        3-8 yrs      B to Aaa; max     0%
Securities                                                                                     35% below Baa
---------------------------------------------------------------------------------------------------------------------------
Low Duration         Short and intermediate maturity mortgage-related securities  1-3 yrs      Baa to Aaa; max   0%
Mortgage                                                                                       10% below Aaa
---------------------------------------------------------------------------------------------------------------------------
Total Return         Intermediate maturity mortgage-related securities            Lehman       Baa to Aaa; max   0%
Mortgage                                                                          Mortgage     10% below Aaa
                                                                                  Index
                                                                                  + or -
                                                                                  1.5 yrs.
---------------------------------------------------------------------------------------------------------------------------
Real Return Bond     Inflation-indexed fixed income securities                    N/A, but     A to Aaa          0-35%
                                                                                  see Fund
                                                                                  description
---------------------------------------------------------------------------------------------------------------------------
LONG-TERM BOND FUND  PRIMARY INVESTMENTS                                          DURATION     CREDIT QUALITY(1) FOREIGN(2)
---------------------------------------------------------------------------------------------------------------------------
Long-Term U.S.       Long-term maturity fixed income securities                   greater      A to Aaa          0%
Government                                                                        than or
                                                                                  equal to
                                                                                  8 yrs.
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BOND   PRIMARY INVESTMENTS                                          DURATION     CREDIT QUALITY(1) FOREIGN(2)
FUNDS
---------------------------------------------------------------------------------------------------------------------------
Foreign Bond         Intermediate maturity hedged foreign fixed income securities 3-6 yrs      B to Aaa; max   greater
                                                                                               10% below Baa   than or
                                                                                                               equal to
                                                                                                               85%
---------------------------------------------------------------------------------------------------------------------------
Global Bond          Intermediate maturity U.S. and foreign fixed                 3-6 yrs      B to Aaa; max     25-75%
                     income securities                                                         10% below Baa
---------------------------------------------------------------------------------------------------------------------------
Global Bond II       Intermediate maturity U.S. and hedged foreign fixed income   3-6 yrs      B to Aaa; max     25-75%
                     securities                                                                10% below Baa
---------------------------------------------------------------------------------------------------------------------------
International Bond   Foreign fixed income securities (Fund offered only to PIMCO  0-8 yrs      Baa to Aaa      greater
                     private account clients)                                                                  than or
                                                                                                               equal to 65%
---------------------------------------------------------------------------------------------------------------------------
Emerging Markets     Emerging market fixed income securities                      0-8 yrs      B to Aaa        greater
Bond                                                                                                           than or
                                                                                                               equal to 80%
---------------------------------------------------------------------------------------------------------------------------
Emerging Markets     Emerging market fixed income securities (Fund offered only   0-8 yrs      B to Aaa; max   greater
Bond II              to PIMCO private account clients)                                         10% below BB    than or
                                                                                                               equal to 80%
---------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT FUND      PRIMARY INVESTMENTS                                          DURATION     CREDIT QUALITY(1) FOREIGN(2)
---------------------------------------------------------------------------------------------------------------------------
Municipal Bond       Investment grade municipal securities (tax-exempt bonds)     3-10 yrs     Ba to Aaa; max    0%
                                                                                               10% below Baa
---------------------------------------------------------------------------------------------------------------------------

                                                     April 1, 1998 Prospectus  3

 EQUITY FUNDS         PRIMARY INVESTMENTS        DURATION     CREDIT QUALITY(1) FOREIGN(2)
------------------------------------------------------------------------------------------
 StocksPLUS           S&P 500 stock index        0-1 yr       B to Aaa; max     0-20%
                      derivatives backed by a                 10% below Baa
                      portfolio of short-term
                      fixed income securities
------------------------------------------------------------------------------------------
 StocksPLUS Short     Inversely correlated S&P   0-1 yr       B to Aaa; max     0-20%
 Strategy             500 derivatives backed                  10% below Baa
                      by a portfolio of short-
                      term fixed income
                      securities
------------------------------------------------------------------------------------------

 BALANCED FUND        PRIMARY INVESTMENTS        DURATION     CREDIT QUALITY(1) FOREIGN(2)
------------------------------------------------------------------------------------------
 Strategic Balanced   Same as Total Return and   0-6 yrs      B to Aaa; max     0-20%
                      StocksPLUS Funds                        10% below Baa
                      according to PIMCO's
                      allocation strategy
------------------------------------------------------------------------------------------

1. As rated by Moody's Investors Service, Inc., or if unrated, determined to be of comparable quality.

2. Percentage limitations relate to foreign currency-denominated securities for all Funds except the PIMCO Foreign Bond, Global Bond, Global Bond II, International Bond, Emerging Markets Bond and Emerging Markets Bond II Funds. Percentage limitations for these six Funds relate to securities of foreign issuers, denominated in any currency. Each Fund (except the PIMCO Municipal Bond, Long-Term U.S. Government Low Duration II and Total Return II Funds) may invest beyond these limits in U.S. dollar-denominated securities of foreign issuers. Neither the PIMCO Municipal Bond, Long-Term U.S. Government, Low Duration Fund II nor the Total Return Fund II may invest in any securities of foreign issuers.

                    INVESTMENT OBJECTIVES OF THE PIMCO FUNDS

  The investment objective of each of the PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. The investment objective of the PIMCO Municipal Bond Fund is to seek high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective of the PIMCO Municipal Bond Fund. The investment objective of the PIMCO Real Return Bond Fund is to seek to realize maximum real return, consistent with the preservation of real capital and prudent investment management. The investment objective of the PIMCO Global Bond Fund II is to seek maximum total return, consistent with the preservation of capital. The investment objective of each of the remaining Fixed Income Funds and the PIMCO Strategic Balanced Fund is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The investment objective of the PIMCO StocksPLUS Fund is to seek to achieve a total return which exceeds the total return performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The investment objective of the PIMCO StocksPLUS Short Strategy Fund is to seek total return through the implementation of short investment positions on the S&P 500.

                      INVESTMENT RISKS AND CONSIDERATIONS

  The following are some of the primary risks relevant to an investment in the Funds and to the securities in which the Funds invest. Investors should read this Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The value of all securities and other instruments held by the Funds will vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary, except that the PIMCO Money Market Fund shall attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that the Fund will be successful in doing so. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. Generally, the value of fixed income securities can be expected to vary inversely with changes in prevailing interest rates, i.e., as interest rates rise, market value tends to decrease, and vice versa, although this may not be true in the case of inflation-indexed bonds. In addition, certain of the Funds may invest in securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"). Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies.

4  PIMCO Funds: Pacific Investment Management Series

  Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. Certain Funds may sell securities short, which exposes the Fund to a risk of loss if the value of the security sold short should increase.

  All Funds (except the PIMCO Money Market Fund) may use derivative instruments, consisting of futures, options, options on futures, and swap agreements, for hedging purposes or as part of their investment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securities being hedged and the value of the particular derivative instrument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particular derivative instruments.

  Investors should carefully consider the possible tax consequences from investing in the PIMCO Real Return Bond Fund. The Fund invests primarily in securities that for tax purposes may be considered to have been issued originally at a discount. Accordingly, the Fund may be required to make annual distributions to shareholders in excess of the cash received by the Fund in a given period from those investments. See "Characteristics and Risks of Securities and Investment Techniques -- Inflation-Indexed Bonds" and "Dividends, Distributions and Taxes" for additional information.

  Some of the Funds offer their shares to both retail and institutional investors. Institutional shareholders, some of whom also may be investment advisory clients of PIMCO, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require the Adviser to liquidate portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a Fund to realize taxable capital gains.

  The PIMCO Commercial Mortgage Securities, Real Return Bond, Foreign Bond, Global Bond, Global Bond II, International Bond, Emerging Markets Bond and Emerging Markets Bond II Funds are "non-diversified" for purposes of the Investment Company Act of 1940 (the "1940 Act"), meaning that they may invest a greater percentage of their assets in the securities of one issuer than the other Funds. As "non-diversified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified portfolio might be. See "Investment Objectives and Policies" and "Characteristics and Risks of Securities and Investment Techniques" for additional information.

                   INVESTMENT ADVISER AND FUND ADMINISTRATOR

  Pacific Investment Management Company ("PIMCO") serves as investment adviser ("Adviser") to the Trust, and also serves as the Trust's administrator. The Adviser is an investment management firm established in 1971 that had approximately $118 billion of assets under management as of December 31, 1997. The Adviser is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"), which had approximately $200 billion of assets under management as of December 31, 1997. See "Management of the Trust."

                                                     April 1, 1998 Prospectus  5

                               PURCHASE OF SHARES

  This Prospectus describes two classes of shares of each Fund: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by institutional investors (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service and distribution fees to such entities for services they provide to such Fund's shareholders of that class. Administrative Class shares of certain Funds are not currently available for investment.

  Shares of the Institutional Class and Administrative Class of the Funds are offered at the relevant next determined net asset value with no sales charge. The minimum initial investment for shares of either class is $5 million, subject to certain exceptions. Shares of either class may also be offered to clients of the Adviser and its affiliates. Shares of the PIMCO International Bond Fund and PIMCO Emerging Markets Bond Fund II are offered only to private account clients of PIMCO. See "Purchase of Shares."

                           REDEMPTIONS AND EXCHANGES

  Institutional Class and Administrative Class shares of each Fund may be redeemed without cost at the relevant net asset value per share of the class of that Fund next determined after receipt of the redemption request. The PIMCO StocksPLUS Short Strategy Fund imposes a redemption fee, payable to the Fund, of 1% on all shares of the Fund held for less than three months. The redemption price may be more or less than the purchase price.

  Institutional Class and Administrative Class shares of any Fund may be exchanged on the basis of relative net asset values, for shares of the same class of any other Fund of the Trust offered generally to the public, except that only private account clients of PIMCO may purchase shares of the PIMCO International Bond Fund and PIMCO Emerging Markets Bond Fund II. Shares of a Fund may also be exchanged for shares of the same class of a series of PIMCO
Funds: Multi-Manager Series, an affiliated mutual fund family, composed primarily of equity portfolios managed by the subsidiary partnerships of PIMCO Advisors. See "Redemption of Shares."

                          DIVIDENDS AND DISTRIBUTIONS

  Each Fund will distribute dividends from net investment income at least monthly (quarterly in the case of the PIMCO International Bond Fund, PIMCO Strategic Balanced Fund and Equity Funds), and any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the same class of the same Fund, unless cash payment is requested. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service or distribution fees by that class. See "Dividends, Distributions and Taxes."

6  PIMCO Funds: Pacific Investment Management Series

                      (This page left blank intentionally)

                                                     April 1, 1998 Prospectus  7

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES (INSTITUTIONAL CLASS AND ADMINISTRATIVE
CLASS):

  Sales Load Imposed on Purchases.......................................... None
  Sales Load Imposed on Reinvested Dividends............................... None
  Redemption Fee:
    StocksPLUS Short Strategy Fund.........................................  1%*
    All Other Funds........................................................ None
  Exchange Fee............................................................. None

*On shares held less than 3 months.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                            ADVISORY    ADMINISTRATIVE   TOTAL
   INSTITUTIONAL CLASS SHARES                 FEE             FEE       EXPENSES
   --------------------------            -------------- --------------- --------
   Money Market Fund...................       0.15%          0.20%        0.35%
   Short-Term Fund.....................       0.25           0.20         0.45
   Low Duration Fund...................       0.25           0.18         0.43
   Low Duration Fund II................       0.25           0.25         0.50
   Low Duration Fund III...............       0.25           0.25         0.50
   Low Duration Mortgage Fund..........       0.25           0.25         0.50
   Moderate Duration Fund..............       0.25           0.20         0.45
   High Yield Fund.....................       0.25           0.25         0.50
   Total Return Fund...................       0.25           0.18         0.43
   Total Return Fund II................       0.25           0.25         0.50
   Total Return Fund III...............       0.25           0.25         0.50
   Commercial Mortgage Securities Fund.       0.40           0.25         0.65
   Total Return Mortgage Fund..........       0.25           0.25         0.50
   Real Return Bond Fund...............       0.25           0.25         0.50
   Long-Term U.S. Government Fund......       0.25           0.25         0.50
   Foreign Bond Fund...................       0.25           0.25         0.50
   Global Bond Fund....................       0.25           0.30         0.55
   Global Bond Fund II.................       0.25           0.30         0.55
   International Bond Fund.............       0.25           0.25         0.50
   Emerging Markets Bond Fund..........       0.45           0.40         0.85
   Emerging Markets Bond Fund II.......       0.45           0.40         0.85
   Municipal Bond Fund.................       0.25           0.25         0.50
   StocksPLUS Fund.....................       0.40           0.25         0.65
   StocksPLUS Short Strategy Fund......       0.40           0.25         0.65
   Strategic Balanced Fund.............       0.40           0.25         0.65
                                ADVISORY ADMINISTRATIVE 12B-1 (SERVICE)  TOTAL
   ADMINISTRATIVE CLASS SHARES    FEE         FEE             FEE       EXPENSES
   ---------------------------  -------- -------------- --------------- --------
   Money Market Fund..........    0.15%       0.20%          0.25%        0.60%
   Short-Term Fund............    0.25        0.20           0.25         0.70
   Low Duration Fund..........    0.25        0.18           0.25         0.68
   Low Duration Fund II.......    0.25        0.25           0.25         0.75
   Low Duration Fund III......    0.25        0.25           0.25         0.75
   Low Duration Mortgage Fund.    0.25        0.25           0.25         0.75
   Moderate Duration Fund.....    0.25        0.20           0.25         0.70
   High Yield Fund............    0.25        0.25           0.25         0.75
   Total Return Fund..........    0.25        0.18           0.25         0.68
   Total Return Fund II.......    0.25        0.25           0.25         0.75
   Total Return Fund III......    0.25        0.25           0.25         0.75
   Commercial Mortgage
    Securities Fund...........    0.40        0.25           0.25         0.90
   Total Return Mortgage Fund.    0.25        0.25           0.25         0.75
   Real Return Bond Fund......    0.25        0.25           0.25         0.75
   Long-Term U.S. Government
    Fund......................    0.25        0.25           0.25         0.75
   Foreign Bond Fund..........    0.25        0.25           0.25         0.75
   Global Bond Fund...........    0.25        0.30           0.25         0.80
   Global Bond Fund II........    0.25        0.30           0.25         0.80
   International Bond Fund....    0.25        0.25           0.25         0.75
   Emerging Markets Bond Fund.    0.45        0.40           0.25         1.10
   Emerging Markets Bond Fund
    II........................    0.45        0.40           0.25         1.10
   Municipal Bond Fund........    0.25        0.25           0.25         0.75
   StocksPLUS Fund............    0.40        0.25           0.25         0.90
   StocksPLUS Short Strategy
    Fund......................    0.40        0.25           0.25         0.90
   Strategic Balanced Fund....    0.40        0.25           0.25         0.90

8  PIMCO Funds: Pacific Investment Management Series

  For a more detailed discussion of the Funds' fees and expenses, see "Fund Administrator," "Advisory and Administrative Fees," and "Service and Distribution Fees" under the caption "Management of the Trust."

EXAMPLE OF FUND EXPENSES:

  An investor would pay the following expenses on a $1,000 investment, assuming
(1) a hypothetical 5% annual return and (2) redemption at the end of each time period:

   INSTITUTIONAL CLASS SHARES                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
   --------------------------                    ------ ------- ------- --------
   Money Market Fund............................   $4     $11     $20     $44
   Short-Term Fund..............................    5      14      25      57
   Low Duration Fund............................    4      14      24      54
   Low Duration Fund II.........................    5      16      28      63
   Low Duration Fund III........................    5      16      28      63
   Low Duration Mortgage Fund...................    5      16      28      63
   Moderate Duration Fund.......................    5      14      25      57
   High Yield Fund..............................    5      16      28      63
   Total Return Fund............................    4      14      24      54
   Total Return Fund II.........................    5      16      28      63
   Total Return Fund III........................    5      16      28      63
   Commercial Mortgage Securities Fund..........    7      21      36      81
   Total Return Mortgage Fund...................    5      16      28      63
   Real Return Bond Fund........................    5      16      28      63
   Long-Term U.S. Government Fund...............    5      16      28      63
   Foreign Bond Fund............................    5      16      28      63
   Global Bond Fund.............................    6      18      31      69
   Global Bond Fund II..........................    6      18      31      69
   International Bond Fund......................    5      16      28      63
   Emerging Markets Bond Fund...................    9      27      47     105
   Emerging Markets Bond Fund II................    9      27      47     105
   Municipal Bond Fund..........................    5      16     N/A     N/A
   StocksPLUS Fund..............................    7      21      36      81
   StocksPLUS Short Strategy Fund...............    7      21      36      81
   Strategic Balanced Fund......................    7      21      36      81
   ADMINISTRATIVE CLASS SHARES                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
   ---------------------------                   ------ ------- ------- --------
   Money Market Fund............................   $6     $19     $33     $75
   Short-Term Fund..............................    7      22      39      87
   Low Duration Fund............................    7      22      38      85
   Low Duration Fund II.........................    8      24      42      93
   Low Duration Fund III........................    8      24      42      93
   Low Duration Mortgage Fund...................    8      24      42      93
   Moderate Duration Fund.......................    7      22      39      87
   High Yield Fund..............................    8      24      42      93
   Total Return Fund............................    7      22      38      85
   Total Return Fund II.........................    8      24      42      93
   Total Return Fund III........................    8      24      42      93
   Commercial Mortgage Securities Fund..........    9      29      50     111
   Total Return Mortgage Fund...................    8      24      42      93
   Real Return Bond Fund........................    8      24      42      93
   Long-Term U.S. Government Fund...............    8      24      42      93
   Foreign Bond Fund ...........................    8      24      42      93
   Global Bond Fund.............................    8      26      44      99
   Global Bond Fund II..........................    8      26      44      99
   International Bond Fund......................    8      24      42      93
   Emerging Markets Bond Fund...................   11      35      61     134
   Emerging Markets Bond Fund II................   11      35      61     134
   Municipal Bond Fund..........................    8      24     N/A     N/A
   StocksPLUS Fund..............................    9      29      50     111
   StocksPLUS Short Strategy Fund...............    9      29      50     111
   Strategic Balanced Fund......................    9      29      50     111

  The above tables are provided to assist investors in understanding the various expenses which may be borne directly or indirectly in connection with an investment in the Funds. The information is based upon each Funds' current fees and expenses. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

                                                     April 1, 1998 Prospectus  9

                             FINANCIAL HIGHLIGHTS

  The following information regarding selected per share data and ratios for shares of certain of the Funds is part of the Trust's audited financial statements, which are included in the Trust's Annual Report dated March 31, 1997 and the Trust's unaudited financial statements, which are included in the Trust's Semiannual Report dated September 30, 1997, both of which are incorporated by reference in the Statement of Additional Information. The Trust's audited financial statements and selected per share data and ratios appearing below have been examined by Price Waterhouse LLP, independent accountants, whose opinion thereon is also included in the Annual Report, which may be obtained without charge. The Trust's Semiannual Report also may be obtained without charge. Information is presented for each Fund of the Trust which had investment operations during the reporting periods. Information regarding the PIMCO Money Market Fund and PIMCO Total Return Fund II reflects the operational history of the Money Market Fund and PIMCO Managed Bond and Income Fund, respectively, two former series of PIMCO Funds: Multi-Manager Series which were reorganized as series of the Trust as of November 1, 1995. On that date, the investment advisory responsibilities of Pacific Life Insurance Company (formerly Pacific Mutual Life Insurance Company) with respect to the Money Market Fund were assumed by PIMCO.

  Selected data for a share outstanding throughout each period:

                   NET ASSET              NET REALIZED  TOTAL INCOME DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS DISTRIBUTIONS
  YEAR OR            VALUE      NET      AND UNREALIZED (LOSS) FROM   FROM NET  EXCESS OF NET   FROM NET    IN EXCESS OF
   PERIOD          BEGINNING INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT  INVESTMENT     REALIZED    NET REALIZED
   ENDED           OF PERIOD   INCOME     INVESTMENTS    OPERATIONS    INCOME      INCOME     CAPITAL GAINS CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
 Institutional Class
        9/30/97(*)  $ 1.00     $0.03(+)      $ 0.00 (+)    $0.03       $(0.03)     $ 0.00        $ 0.00         $0.00
        3/31/97       1.00      0.05           0.00         0.05        (0.05)       0.00          0.00          0.00
11/1/95-3/31/96       1.00      0.02           0.00         0.02        (0.02)       0.00          0.00          0.00
       10/31/95       1.00      0.06           0.00         0.06        (0.06)       0.00          0.00          0.00
       10/31/94       1.00      0.03           0.00         0.03        (0.03)       0.00          0.00          0.00
       10/31/93       1.00      0.03           0.00         0.03        (0.03)       0.00          0.00          0.00
       10/31/92       1.00      0.04           0.00         0.04        (0.04)       0.00          0.00          0.00
       10/31/91(a)    1.00      0.04           0.00         0.04        (0.04)       0.00          0.00          0.00
 Administrative Class
        9/30/97(*)    1.00      0.03(+)        0.00 (+)     0.03        (0.03)       0.00          0.00          0.00
        3/31/97       1.00      0.05           0.00         0.05        (0.05)       0.00          0.00          0.00
        3/31/96       1.00      0.02           0.00         0.02        (0.02)       0.00          0.00          0.00
       10/31/95(b)    1.00      0.05           0.00         0.05        (0.05)       0.00          0.00          0.00
SHORT-TERM FUND
 Institutional Class
        9/30/97(*)  $10.00     $0.31(+)      $ 0.08 (+)    $0.39       $(0.31)     $ 0.00        $ 0.00         $0.00
        3/31/97       9.92      0.61           0.08         0.69        (0.59)      (0.02)         0.00          0.00
        3/31/96       9.79      0.69           0.12         0.81        (0.65)      (0.03)         0.00          0.00
        3/31/95       9.92      0.56          (0.13)        0.43        (0.55)      (0.01)         0.00          0.00
        3/31/94      10.03      0.48          (0.12)        0.36        (0.47)       0.00          0.00          0.00
        3/31/93      10.01      0.37           0.02         0.39        (0.37)       0.00          0.00          0.00
        3/31/92      10.02      0.55           0.00         0.55        (0.55)       0.00         (0.01)         0.00
        3/31/91       9.99      0.77           0.04         0.81        (0.78)       0.00          0.00          0.00
        3/31/90      10.00      0.86          (0.01)        0.85        (0.86)       0.00          0.00          0.00
        3/31/89      10.00      0.81          (0.01)        0.80        (0.80)       0.00          0.00          0.00
        3/31/88(c)   10.00      0.33           0.00         0.33        (0.33)       0.00          0.00          0.00
 Administrative Class
        9/30/97(*)   10.00      0.30(+)        0.07 (+)     0.37        (0.29)       0.00          0.00          0.00
        3/31/97       9.92      0.58           0.08         0.66        (0.57)      (0.01)         0.00          0.00
        3/31/96(d)    9.98      0.11          (0.07)        0.04        (0.10)       0.00          0.00          0.00
LOW DURATION FUND
 Institutional Class
        9/30/97(*)  $ 9.98     $0.31(+)      $ 0.22 (+)    $0.53       $(0.31)     $ 0.00        $ 0.00         $0.00
        3/31/97       9.95      0.64           0.03         0.67        (0.63)      (0.01)         0.00          0.00
        3/31/96       9.76      0.66           0.21         0.87        (0.68)       0.00          0.00          0.00
        3/31/95      10.04      0.65          (0.30)        0.35        (0.54)       0.00          0.00          0.00
        3/31/94      10.30      0.62          (0.16)        0.46        (0.64)      (0.03)        (0.05)         0.00
        3/31/93      10.20      0.75           0.22         0.97        (0.74)       0.00         (0.13)         0.00
        3/31/92      10.02      0.83           0.25         1.08        (0.82)       0.00         (0.08)         0.00
        3/31/91       9.89      0.89           0.12         1.01        (0.88)       0.00          0.00          0.00
        3/31/90       9.70      0.88           0.20         1.08        (0.88)       0.00         (0.01)         0.00
        3/31/89       9.99      0.89          (0.25)        0.64        (0.90)       0.00         (0.03)         0.00
        3/31/88(e)   10.00      0.74          (0.01)        0.73        (0.74)       0.00          0.00          0.00
 Administrative Class
        9/30/97(*)    9.98      0.30(+)        0.22 (+)     0.52        (0.30)       0.00          0.00          0.00
        3/31/97       9.95      0.62           0.03         0.65        (0.60)      (0.02)         0.00          0.00
        3/31/96       9.76      0.63           0.21         0.84        (0.65)       0.00          0.00          0.00
        3/31/95(f)    9.67      0.18           0.07         0.25        (0.14)       0.00          0.00          0.00
LOW DURATION FUND II
 Institutional Class
        9/30/97(*)  $ 9.81     $0.30(+)      $ 0.17 (+)    $0.47       $(0.30)     $ 0.00        $ 0.00         $0.00
        3/31/97       9.82      0.62          (0.03)        0.59        (0.58)      (0.02)         0.00          0.00
        3/31/96       9.77      0.66           0.04         0.70        (0.60)      (0.03)         0.00          0.00
        3/31/95       9.94      0.62          (0.16)        0.46        (0.58)      (0.03)         0.00          0.00
        3/31/94      10.25      0.60          (0.28)        0.32        (0.58)       0.00         (0.05)         0.00
        3/31/93      10.04      0.63           0.25         0.88        (0.64)       0.00         (0.03)         0.00
        3/31/92(g)   10.00      0.28           0.03         0.31        (0.27)       0.00          0.00          0.00

--------

(a) From commencement of operations, March 1, 1991.               (e) From commencement of operations, May 11, 1987.
(b) From commencement of operations, January 25, 1995.            (f) From commencement of operations, January 3, 1995.
(c) From commencement of operations, October 7, 1987.             (g) From commencement of operations, November 1, 1991.
(d) From commencement of operations, February 1, 1996.            (*) Unaudited
+ Per share amounts based on average number of shares outstanding during the  period.

 10  PIMCO Funds: Pacific Investment Management Series

  Selected data for a share outstanding throughout each period:



                                                                   RATIO OF NET
                          NET ASSET         NET ASSETS  RATIO OF    INVESTMENT
TAX BASIS                   VALUE              END     EXPENSES TO  INCOME TO   PORTFOLIO
  RETURN        TOTAL        END    TOTAL   OF PERIOD    AVERAGE     AVERAGE    TURNOVER
OF CAPITAL  DISTRIBUTIONS OF PERIOD RETURN   (000'S)   NET ASSETS   NET ASSETS    RATE
-----------------------------------------------------------------------------------------
  $ 0.00       $(0.03)     $ 1.00    2.66%  $   37,641    0.35%+       5.28%+      N/A
    0.00        (0.05)       1.00    5.19       23,497    0.40         5.08        N/A
    0.00        (0.02)       1.00    2.58       25,935    0.33+        5.44+       N/A
    0.00        (0.06)       1.00    5.67        7,741    0.40         5.53        N/A
    0.00        (0.03)       1.00    3.53        7,454    0.40         3.52        N/A
    0.00        (0.03)       1.00    2.83        5,836    0.40         2.78        N/A
    0.00        (0.04)       1.00    3.85        7,817    0.40         4.02        N/A
    0.00        (0.04)       1.00    3.78       45,406    0.53+        5.20        N/A

    0.00        (0.03)       1.00    2.48          645    0.60+        5.13+       N/A
    0.00        (0.05)       1.00    4.94           12    0.66         4.83        N/A
    0.00        (0.02)       1.00    2.47           10    0.61+        5.95+       N/A
    0.00        (0.05)       1.00    4.21           10    0.68+        5.94+       N/A


  $ 0.00       $(0.31)     $10.08    3.91%  $  172,603    0.45%+       6.13%+       24%
    0.00        (0.61)      10.00    7.12      156,515    0.47         6.12         77
    0.00        (0.68)       9.92    8.49      101,797    0.58         6.86        215
    0.00        (0.56)       9.79    4.46       90,114    0.50         5.67         79
    0.00        (0.47)       9.92    3.66       73,176    0.50         4.87         46
    0.00        (0.37)      10.03    3.94       46,905    0.50         3.67         55
    0.00        (0.56)      10.01    5.66       44,172    0.50         5.52         95
    0.00        (0.78)      10.02    8.44       44,820    0.50         7.83        115
    0.00        (0.86)       9.99    8.86       13,649    0.50         8.61        140
    0.00        (0.80)      10.00    8.29       14,401    0.50         8.57        178
    0.00        (0.33)      10.00    7.17+       5,546    0.50+        6.99+        12

    0.00        (0.29)      10.08    3.79        4,678    0.70+        5.92+        24
    0.00        (0.58)      10.00    6.86        4,513    0.72         5.87         77
    0.00        (0.10)       9.92    0.41        3,999    0.52+        4.44+       215


  $ 0.00       $(0.31)     $10.20    5.41%  $2,797,292    0.43%+       6.19%+      132%
    0.00        (0.64)       9.98    6.97    2,797,001    0.43         6.46        240
    0.00        (0.68)       9.95    9.13    2,677,574    0.42         6.88        209
   (0.09)       (0.63)       9.76    3.60    2,332,032    0.41         6.46         77
    0.00        (0.72)      10.04    4.56    2,298,255    0.43         6.05         43
    0.00        (0.87)      10.30    9.91    1,403,594    0.45         7.21         68
    0.00        (0.90)      10.20   11.30      906,650    0.50         8.08         37
    0.00        (0.88)      10.02   10.60      516,325    0.57         8.97         44
    0.00        (0.89)       9.89   11.36      317,425    0.60         8.83        162
    0.00        (0.93)       9.70    6.49      172,046    0.60         8.83         56
    0.00        (0.74)       9.99    8.64+     115,865    0.60+        8.85+        78

    0.00        (0.30)      10.20    5.28       26,266    0.68+        5.94+       132
    0.00        (0.62)       9.98    6.71       23,564    0.68         6.21        240
    0.00        (0.65)       9.95    8.83        2,536    0.69         6.73        209
   (0.02)       (0.16)       9.76    2.53          771    0.66+        6.93+        77


  $ 0.00       $(0.30)     $ 9.98    4.72%  $  326,740    0.50%+       6.00%+       81%
    0.00        (0.60)       9.81    6.33      339,375    0.51         6.31        237
   (0.02)       (0.65)       9.82    7.30      253,299    0.48         6.61        225
   (0.02)       (0.63)       9.77    4.80      170,866    0.47         6.35        102
    0.00        (0.63)       9.94    3.15      141,411    0.50         5.73         54
    0.00        (0.67)      10.25    8.95      101,025    0.50         6.16         95
    0.00        (0.27)      10.04    7.72+      31,027    0.51+        6.80+        13

--------
+ Annualized.

                                                    April 1, 1998 Prospectus  11

  Selected data for a share outstanding throughout each period:

                      NET ASSET              NET REALIZED  TOTAL INCOME DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS DISTRIBUTIONS
  YEAR OR               VALUE      NET      AND UNREALIZED (LOSS) FROM   FROM NET  EXCESS OF NET   FROM NET    IN EXCESS OF
   PERIOD             BEGINNING INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT  INVESTMENT     REALIZED    NET REALIZED
   ENDED              OF PERIOD   INCOME     INVESTMENTS    OPERATIONS    INCOME      INCOME     CAPITAL GAINS CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------------------
LOW DURATION FUND III
 Institutional Class
        9/30/97(*)     $ 9.91     $0.30(+)      $ 0.15 (+)    $ 0.45      $(0.30)     $ 0.00        $ 0.00        $ 0.00
        3/31/97(h)      10.00      0.15          (0.09)         0.06       (0.15)       0.00          0.00          0.00
LOW DURATION MORTGAGE FUND
 Institutional Class
        9/30/97(i)(*)  $10.00     $0.09(+)      $ 0.15 (+)    $ 0.24      $(0.11)     $ 0.00        $ 0.00        $ 0.00
MODERATE DURATION FUND
 Institutional Class
        9/30/97(*)     $ 9.83     $0.31(+)      $ 0.26(+)     $ 0.57      $(0.30)     $ 0.00        $ 0.00        $ 0.00
        3/31/97(h)      10.00      0.15          (0.17)        (0.02)      (0.15)       0.00          0.00          0.00
HIGH YIELD FUND
 Institutional Class
        9/30/97(*)     $11.10     $0.51(+)      $ 0.52 (+)    $ 1.03      $(0.51)     $ 0.00        $ 0.00        $ 0.00
        3/31/97         10.94      0.92           0.34          1.26       (0.97)       0.00         (0.13)         0.00
        3/31/96         10.42      1.04           0.54          1.58       (1.01)       0.00         (0.05)         0.00
        3/31/95         10.52      0.99          (0.12)         0.87       (0.93)      (0.02)         0.00         (0.02)
        3/31/94         10.41      0.90           0.18          1.08       (0.90)       0.00         (0.07)         0.00
        3/31/93(j)      10.00      0.24           0.41          0.65       (0.24)       0.00          0.00          0.00
 Administrative Class
        9/30/97(*)      11.10      0.50(+)        0.51 (+)      1.01       (0.49)       0.00          0.00          0.00
        3/31/97         10.94      0.85(+)        0.38 (+)      1.23       (0.94)       0.00         (0.13)         0.00
        3/31/96         10.41      1.02(+)        0.54 (+)      1.56       (0.98)       0.00         (0.05)         0.00
        3/31/95(k)      10.14      0.23           0.25          0.48       (0.21)       0.00          0.00          0.00
TOTAL RETURN FUND
 Institutional Class
        9/30/97(*)     $10.27     $0.33(+)      $ 0.46 (+)    $ 0.79      $(0.33)     $ 0.00        $ 0.00        $ 0.00
        3/31/97         10.29      0.68          (0.02)         0.66       (0.66)      (0.02)         0.00          0.00
        3/31/96         10.02      0.81           0.29          1.10       (0.61)      (0.10)        (0.12)         0.00
        3/31/95         10.25      0.64          (0.24)         0.40       (0.56)      (0.05)         0.00          0.00
        3/31/94         10.91      0.68          (0.16)         0.52       (0.71)      (0.15)        (0.30)        (0.02)
        3/31/93         10.46      0.76           0.76          1.52       (0.76)       0.00         (0.31)         0.00
        3/31/92         10.15      0.86           0.60          1.46       (0.86)       0.00         (0.29)         0.00
        3/31/91          9.77      0.90           0.39          1.29       (0.90)       0.00         (0.01)         0.00
        3/31/90          9.62      0.87           0.21          1.08       (0.87)       0.00         (0.06)         0.00
        3/31/89         10.04      0.90          (0.23)         0.67       (0.91)       0.00         (0.18)         0.00
        3/31/88(e)      10.00      0.67           0.04          0.71       (0.67)       0.00          0.00          0.00
 Administrative Class
        9/30/97(*)      10.27      0.32(+)        0.46 (+)      0.78       (0.32)       0.00          0.00          0.00
        3/31/97         10.29      0.66(+)       (0.02)(+)      0.64       (0.64)      (0.02)         0.00          0.00
        3/31/96         10.01      0.80           0.29          1.09       (0.60)      (0.09)        (0.12)         0.00
        3/31/95(l)      10.00      0.31           0.06          0.37       (0.32)      (0.03)         0.00          0.00
TOTAL RETURN FUND II
 Institutional Class
        9/30/97(*)     $ 9.85     $0.32(+)      $ 0.39 (+)    $ 0.71      $(0.32)     $ 0.00        $ 0.00        $ 0.00
        3/31/97          9.89      0.61          (0.02)         0.59       (0.62)      (0.01)         0.00          0.00
11/1/95-3/31/96         10.21      0.25          (0.17)         0.08       (0.26)       0.00         (0.09)        (0.05)
       10/31/95          9.39      0.69           0.76          1.45       (0.62)       0.00         (0.01)         0.00
       10/31/94         10.38      0.51          (0.88)        (0.37)      (0.51)       0.00         (0.05)         0.00
       10/31/93          9.99      0.61           0.74          1.35       (0.61)       0.00         (0.35)         0.00
       10/31/92(m)      10.00      0.49           0.23          0.72       (0.49)       0.00         (0.24)         0.00
 Administrative Class
        9/30/97(*)       9.85      0.31(+)        0.39 (+)      0.70       (0.31)       0.00          0.00          0.00
        3/31/97          9.89      0.59          (0.02)         0.57       (0.60)      (0.01)         0.00          0.00
        3/31/96         10.22      0.24          (0.17)         0.07       (0.26)       0.00         (0.09)        (0.05)
       10/31/95(n)       9.34      0.56           0.88          1.44       (0.55)       0.00         (0.01)         0.00
TOTAL RETURN FUND III
 Institutional Class
        9/30/97(*)     $ 9.15     $0.29(+)      $ 0.39 (+)    $ 0.68      $(0.29)     $ 0.00        $ 0.00        $ 0.00
        3/31/97          9.13      0.55           0.05          0.60       (0.55)      (0.02)         0.00         (0.01)
        3/31/96          8.99      0.72           0.17          0.89       (0.54)      (0.09)        (0.12)         0.00
        3/31/95          9.18      0.59          (0.16)         0.43       (0.52)      (0.02)         0.00          0.00
        3/31/94          9.81      0.59          (0.03)         0.56       (0.66)      (0.12)        (0.20)        (0.21)
        3/31/93         10.31      0.64           0.75          1.39       (0.64)       0.00         (1.25)         0.00
        3/31/92(o)      10.00      0.63           0.58          1.21       (0.63)       0.00         (0.27)         0.00
 Administrative Class
        9/30/97(p)(*)    9.12      0.26(+)        0.41 (+)      0.67       (0.25)       0.00          0.00          0.00
TOTAL RETURN MORTGAGE FUND
 Institutional Class
        9/30/97(i)(*)  $10.00     $0.11(+)      $ 0.06 (+)    $ 0.17      $(0.11)     $ 0.00        $ 0.00        $ 0.00

--------

(h) From commencement of operations, December 31, 1996.

(i) From commencement of operations, July 31, 1997.

(j) From commencement of operations, December 16, 1992.

(k) From commencement of operations, January 16, 1995.

(l) From commencement of operations, September 8, 1994.

(m) From commencement of operations, December 30, 1991.

(n) From commencement of operations, November 30, 1994.

(o) From commencement of operations, May 1, 1991.

(p) From commencement of operations,April 11, 1997.

(*) Unaudited









12  PIMCO Funds: Pacific Investment Management Series

  Selected data for a share outstanding throughout each period:

                          NET ASSET         NET ASSETS   RATIO OF     RATIO OF NET
TAX BASIS                   VALUE               END     EXPENSES TO    INVESTMENT     PORTFOLIO
  RETURN        TOTAL        END    TOTAL    OF PERIOD    AVERAGE   INCOME TO AVERAGE TURNOVER
OF CAPITAL  DISTRIBUTIONS OF PERIOD RETURN    (000'S)   NET ASSETS     NET ASSETS       RATE
-----------------------------------------------------------------------------------------------
  $ 0.00       $(0.30)     $10.06     4.61% $    12,321    0.51%+          6.01%+         122%
    0.00        (0.15)       9.91     0.58       10,056    0.49+           6.00+          155


  $ 0.00       $(0.11)     $10.13     2.23% $     3,374    0.50%+          5.70%+       1,199%


  $ 0.00       $(0.30)     $10.10     5.91% $    72,844    0.45%+          6.21%+          64%
    0.00        (0.15)       9.83    (0.25)      13,458    0.44+           6.01+           49


  $ 0.00       $(0.51)     $11.62     9.40% $ 1,080,857    0.50%+          8.94%+          17%
    0.00        (1.10)      11.10    12.04      744,498    0.50            8.77            67
    0.00        (1.06)      10.94    15.70      536,983    0.47            9.28            66
    0.00        (0.97)      10.42     8.81      336,310    0.48            9.37            76
    0.00        (0.97)      10.52    10.65      219,976    0.50            8.40           112
    0.00        (0.24)      10.41    24.43+      24,069    0.50+           8.24+           30

    0.00        (0.49)      11.62     9.27       23,565    0.75+           8.76+           17
    0.00        (1.07)      11.10    11.76       10,428    0.76            8.48            67
    0.00        (1.03)      10.94    15.54        1,007    0.80+           9.16+           66
    0.00        (0.21)      10.41     4.66           41    0.73+          10.12+           78


  $ 0.00       $(0.33)     $10.73     7.77% $14,126,441    0.43%+          6.22%+          85%
    0.00        (0.68)      10.27     6.60   12,528,536    0.43            6.60           173
    0.00        (0.83)      10.29    11.14   10,247,605    0.42            6.85           221
   (0.02)       (0.63)      10.02     4.22    7,239,735    0.41            6.72            98
    0.00        (1.18)      10.25     4.55    5,008,160    0.41            6.27           177
    0.00        (1.07)      10.91    15.29    3,155,441    0.43            7.07            90
    0.00        (1.15)      10.46    14.90    1,813,935    0.46            8.18           110
    0.00        (0.91)      10.15    13.74      975,619    0.49            9.10            99
    0.00        (0.93)       9.77    11.36      659,663    0.60            8.60           110
    0.00        (1.09)       9.62     5.96      192,613    0.60            8.53           195
    0.00        (0.67)      10.04     8.31+      45,172    0.60+           7.66+           75

    0.00        (0.32)      10.73     7.63      228,074    0.68+           5.96+           85
    0.00        (0.66)      10.27     6.34      151,194    0.68            6.35           173
    0.00        (0.81)      10.29    10.99      104,618    0.68            6.64           221
   (0.01)       (0.36)      10.01     3.76        9,037    0.66+           6.54+           98


  $ 0.00       $(0.32)     $10.24     7.27% $   388,962    0.51%+          6.31%+         178%
    0.00        (0.63)       9.85     6.15      478,451    0.50            6.38           293
    0.00        (0.40)       9.89     0.78      455,583    0.51+           6.36+           73
    0.00        (0.63)      10.21    15.96      442,091    0.50            6.47            41
   (0.06)       (0.62)       9.39    (3.58)     357,900    0.50            5.22            99
    0.00        (0.96)      10.38    13.79      371,260    0.50            5.38            50
    0.00        (0.73)       9.99     7.52      287,113    0.50+           5.83+          134

    0.00        (0.31)      10.24     7.14        9,030    0.76+           6.03+          178
    0.00        (0.61)       9.85     5.88        5,304    0.75            6.13           293
    0.00        (0.40)       9.89     0.57        3,320    0.76+           6.06+           73
    0.00        (0.56)      10.22    15.92        3,163    0.76+           6.22+           41


  $ 0.00       $(0.29)     $ 9.54     7.49% $   293,006    0.50%+          6.10%+          84%
    0.00        (0.58)       9.15     6.76      193,297    0.51            6.21            90
    0.00        (0.75)       9.13    10.06      142,223    0.50            6.82           177
   (0.08)       (0.62)       8.99     4.92       99,497    0.50            6.95           146
    0.00        (1.19)       9.18     5.64       97,522    0.50            6.00            95
    0.00        (1.89)       9.81    14.47       65,349    0.51            6.06           161
    0.00        (0.90)      10.31    13.61+      47,908    0.60+           6.75+          521

    0.00        (0.25)       9.54     5.56          127    0.75+           5.84+           84


  $ 0.00       $(0.11)     $10.06     1.69% $     3,371    0.50%+          6.71%+         397%

--------
+ Annualized.

                                                    April 1, 1998 Prospectus  13

  Selected data for a share outstanding throughout each period:

                          NET ASSET               NET REALIZED  TOTAL INCOME DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS DISTRIBUTIONS
  YEAR OR                   VALUE      NET       AND UNREALIZED (LOSS) FROM   FROM NET  EXCESS OF NET   FROM NET    IN EXCESS OF
   PERIOD                 BEGINNING INVESTMENT   GAIN (LOSS) ON  INVESTMENT  INVESTMENT  INVESTMENT     REALIZED    NET REALIZED
   ENDED                  OF PERIOD   INCOME      INVESTMENTS    OPERATIONS    INCOME      INCOME     CAPITAL GAINS CAPITAL GAINS
---------------------------------------------------------------------------------------------------------------------------------
REAL RETURN BOND FUND
 Institutional Class
            9/30/97(*)     $ 9.93     $0.24(+)       $ 0.02 (+)    $ 0.26      $(0.24)     $ 0.00        $ 0.00        $ 0.00
            3/31/97(q)       9.92      0.11           (0.02)         0.09       (0.08)       0.00          0.00          0.00
LONG-TERM U.S. GOV'T FUND
 Institutional Class
            9/30/97(*)     $ 9.39     $0.31(+)       $ 0.75 (+)    $ 1.06      $(0.31)     $ 0.00         $0.00         $0.00
            3/31/97          9.96      0.79           (0.35)         0.44       (0.68)       0.00          0.00         (0.33)
            3/31/96          9.85      0.83            0.66          1.49       (0.68)      (0.04)        (0.50)        (0.16)
            3/31/95          9.96      0.60           (0.09)         0.51       (0.60)      (0.02)         0.00          0.00
            3/31/94         11.36      0.62           (0.06)         0.56       (1.05)      (0.04)        (0.70)        (0.17)
            3/31/93         10.82      0.70            1.66          2.36       (0.70)       0.00         (1.12)         0.00
            3/31/92(r)      10.00      0.64            0.85          1.49       (0.64)       0.00         (0.03)         0.00
 Administrative Class
            9/30/97(s)(*)   10.17      0.01(+)        (0.03)(+)     (0.02)      (0.01)       0.00          0.00          0.00
FOREIGN BOND FUND
 Institutional Class
            9/30/97(*)     $10.41     $0.23(+)       $ 0.48 (+)    $ 0.71      $(0.23)     $ 0.00        $ 0.00        $ 0.00
            3/31/97         10.50      0.80            1.00          1.80       (0.40)       0.00         (1.49)         0.00
            3/31/96          9.38      0.96            1.03          1.99       (0.34)      (0.25)        (0.25)        (0.03)
            3/31/95         10.18      0.38           (0.57)        (0.19)       0.00        0.00          0.00          0.00
            3/31/94         10.34      0.55            0.27          0.82       (0.55)       0.00         (0.06)        (0.37)
            3/31/93(t)      10.00      0.16            0.34          0.50       (0.16)       0.00          0.00          0.00
 Administrative Class
            9/30/97(*)      10.41      0.22 (+)        0.47 (+)      0.69       (0.21)       0.00          0.00          0.00
            3/31/97(u)      10.54      0.59           (0.67)        (0.08)      (0.05)       0.00          0.00          0.00
GLOBAL BOND FUND
 Institutional Class
            9/30/97(*)     $ 9.86     $0.24(+)       $ 0.23 (+)    $ 0.47      $(0.23)     $ 0.00        $ 0.00        $ 0.00
            3/31/97         10.05      0.70           (0.01)         0.69       (0.44)       0.00         (0.44)         0.00
            3/31/96          9.87      0.45            0.72          1.17       (0.61)       0.00         (0.21)        (0.17)
            3/31/95          9.85      0.69           (0.14)         0.55       (0.29)      (0.24)         0.00          0.00
            3/31/94(v)      10.00      0.16           (0.15)         0.01       (0.16)       0.00          0.00          0.00
 Administrative Class
            9/30/97(*)       9.86      0.22(+)         0.24 (+)      0.46       (0.22)       0.00          0.00          0.00
            3/31/97(w)      10.28      0.51           (0.23)         0.28       (0.26)       0.00         (0.44)         0.00
INTERNATIONAL BOND FUND
 Institutional Class
            9/30/97(*)     $ 7.79     $0.18          $ 0.45        $ 0.63      $(0.10)     $ 0.00        $ 0.00        $ 0.00
            3/31/97          8.04      0.84            0.42          1.26       (0.50)       0.00         (1.01)         0.00
            3/31/96          7.44      0.63            0.49          1.12       (0.39)      (0.13)         0.00          0.00
            3/31/95          9.93      2.18           (2.41)        (0.23)      (2.26)       0.00          0.00          0.00
            3/31/94         10.53      0.47            0.24          0.71       (0.96)       0.00         (0.35)         0.00
            3/31/93         10.02      0.62            0.42          1.04       (0.48)       0.00         (0.05)         0.00
            3/31/92          9.94      0.79            0.27          1.06       (0.78)       0.00         (0.20)++       0.00
            3/31/91          9.78      0.79            0.30          1.09       (0.83)       0.00         (0.10)         0.00
            3/31/90(x)      10.00      0.15           (0.27)        (0.12)      (0.10)       0.00          0.00          0.00
EMERGING MARKETS BOND FUND
Institutional Class
            9/30/97(i)(*)  $10.00     $0.11(+)       $ 0.04 (+)    $ 0.15      $(0.11)     $ 0.00        $ 0.00        $ 0.00
STOCKSPLUS FUND
 Institutional Class
            9/30/97(*)     $11.46     $1.16(+)       $ 1.89 (+)    $ 3.05      $(0.32)     $ 0.00        $ 0.00        $ 0.00
            3/31/97         11.16      1.27            0.82          2.09       (1.27)       0.00         (0.52)         0.00
            3/31/96         10.48      0.91            2.48          3.39       (1.05)       0.00         (1.62)        (0.04)
            3/31/95          9.52      1.03            0.69          1.72       (0.76)       0.00          0.00          0.00
            3/31/94(y)      10.00      0.34            0.10          0.44       (0.34)      (0.01)        (0.10)        (0.47)
 Administrative Class
            9/30/97(*)      11.46      1.12(+)         1.89 (+)      3.01       (0.30)       0.00          0.00          0.00
            3/31/97(z)      11.56      0.14           (0.09)         0.05       (0.15)       0.00          0.00          0.00
STRATEGIC BALANCED FUND
 Institutional Class
            9/30/97(*)     $10.32     $0.83(+)       $ 1.14 (+)    $ 1.97      $(0.25)     $ 0.00        $ 0.00        $ 0.00
            3/31/97(aa)     10.00      0.85            0.31          1.16       (0.63)       0.00         (0.21)         0.00

--------

(q) From commencement of operations,
    January 29, 1997.

(r) From commencement of operations,
    July 1, 1991.

(s) From commencement of operations,
    September 23, 1997.

(t) From commencement of operations,
    December 3, 1992. Formerly the
    PIMCO Foreign Fund.

(u) From commencement of operations,
    January 28, 1997.

(v) From commencement of operations,
    November 23, 1993. Formerly the
    PIMCO Global Fund.

(w) From commencement of operations,
    July 31, 1996. Formerly the
    PIMCO Global Fund.

(x) From commencement of operations,
    December 13, 1989. Formerly the
    PIMCO International Fund.

(y) From commencement of operations,
    May 14, 1993.

(z) From commencement of operations,
    January 7, 1997.

(aa)From commencement of
    operations, June 28, 1996.

++  Gain distribution includes $0.14
    per share characterized for tax
    purposes as distributions from
    ordinary income.

 (*) Unaudited.

14  PIMCO Funds: Pacific Investment Management Series

  Selected data for a share outstanding throughout each period:

                          NET ASSET          NET ASSETS  RATIO OF     RATIO OF NET
TAX BASIS                   VALUE               END     EXPENSES TO    INVESTMENT     PORTFOLIO
  RETURN        TOTAL        END    TOTAL    OF PERIOD    AVERAGE   INCOME TO AVERAGE TURNOVER
OF CAPITAL  DISTRIBUTIONS OF PERIOD RETURN    (000'S)   NET ASSETS     NET ASSETS       RATE
-----------------------------------------------------------------------------------------------
  $0.00        $(0.24)     $ 9.95    2.66%   $    6,073    0.51%+          4.85%+         341%
   0.00         (0.08)       9.93    0.09         5,638    0.51+           6.54+          160


  $0.00        $(0.31)     $10.14   11.40%   $   34,856    0.50%+          6.26%+         150%
   0.00         (1.01)       9.39    4.48        19,995    0.63            7.63           402
   0.00         (1.38)       9.96   14.83        32,511    0.56            6.80           238
   0.00         (0.62)       9.85    5.50        32,349    0.50            6.62            89
   0.00         (1.96)       9.96    4.13        25,978    0.50            5.37            98
   0.00         (1.82)      11.36   23.42        22,946    0.50            6.16           320
   0.00         (0.67)      10.82   20.57+       15,900    0.50+           7.91+          428

   0.00         (0.01)      10.14   (0.18)        3,322    0.75+           5.69+          150


  $0.00        $(0.23)     $10.89    6.88%   $  312,524    0.50%+          4.39%+          64%
   0.00         (1.89)      10.41   17.69       234,880    0.50            7.88           984
   0.00         (0.87)      10.50   21.80       258,493    0.52            5.83         1,234
  (0.61)        (0.61)       9.38   (1.85)      232,700    0.47            6.44           299
   0.00         (0.98)      10.18    7.79       498,521    0.54            5.12           260
   0.00         (0.16)      10.34   16.23+      178,895    0.65+           4.97+          123

   0.00         (0.21)      10.89    6.73           239    0.75+           4.14+           64
   0.00         (0.05)      10.41   (0.72)           30    0.79+           7.63+          984


  $0.00        $(0.23)     $10.10    4.85%   $  269,620    0.55%+          4.73%+         119%
   0.00         (0.88)       9.86    6.78       215,631    0.56            7.51           911
   0.00         (0.99)      10.05   12.04       133,833    0.58            5.88         1,083
   0.00         (0.53)       9.87   10.35        76,476    0.64            5.59           461
   0.00         (0.16)       9.85    0.08        40,485    0.50+           4.55+          132

   0.00         (0.22)      10.10    4.70           576    0.80+           4.41+          119
   0.00         (0.70)       9.86    2.97           346    0.78+           5.66+          911


  $0.00        $(0.10)     $ 8.32    8.11%   $  769,452    0.51%+          4.49%+         129%
   0.00         (1.51)       7.79   15.86       957,950    0.50            7.17           875
   0.00         (0.52)       8.04   15.08     2,271,940    0.50            6.09         1,046
   0.00         (2.26)       7.44   (1.27)       45,950    0.43            5.90           674
   0.00         (1.31)       9.93    6.54     2,296,978    0.43            5.51           370
   0.00         (0.53)      10.53   10.61     2,589,677    0.46            6.67           301
   0.00         (0.98)      10.02   10.97     1,314,661    0.51            8.24           201
   0.00         (0.93)       9.94   11.55       609,660    0.55            8.23           202
   0.00         (0.10)       9.78   (4.18)+     407,210    0.75+           7.94+           49


  $0.00        $(0.11)     $10.04    1.56%   $    3,453    0.85%+          7.12%+         312%


  $0.00        $(0.32)     $14.19   26.68%   $  378,234    0.65%+         17.21%+          14%
   0.00         (1.79)      11.46   19.44       235,829    0.65           11.78            47
   0.00         (2.71)      11.16   34.07       151,869    0.70           15.23           102
   0.00         (0.76)      10.48   18.64        46,498    0.50           11.89           177
   0.00         (0.92)       9.52    1.55        14,330    0.50+           4.00+           33

   0.00         (0.30)      14.17   26.20         1,135    0.90+          16.63+           14
   0.00         (0.15)      11.46    0.34           682    0.95+           4.83+           47


  $0.00        $(0.25)     $12.04   19.09%   $   41,566    0.65%+         14.29%+           9%
   0.00         (0.84)      10.32   11.83        10,360    0.90+           9.72+           95

+ Annualized.

                                                    April 1, 1998 Prospectus  15

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and general investment policies of each Fund are described below. There can be no assurance that the investment objective of any Fund will be achieved. For temporary, defensive or emergency purposes, a Fund may invest without limit in U.S. debt securities, including short-term money market securities, when in the opinion of the Adviser it is appropriate to do so. It is impossible to predict for how long such alternative strategies will be utilized. Because the market value of each Fund's investments will change, the net asset value per share of each Fund (except the PIMCO Money Market Fund) also will vary. Specific portfolio securities eligible for purchase by the Funds, investment techniques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully under "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

FIXED INCOME FUNDS

  With the exception of the PIMCO StocksPLUS, StocksPLUS Short Strategy and Strategic Balanced Funds, each remaining Fund (together, the "Fixed Income Funds") differs from the others primarily in the length of the Fund's duration or the proportion of its investments in certain types of fixed income securities. For a discussion of the concept of duration, see "Appendix A-- Description of Duration."

  The investment objective of the PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. The PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so. The investment objective of the PIMCO Municipal Bond Fund is to seek high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective of the PIMCO Municipal Bond Fund. The investment objective of the PIMCO Real Return Bond Fund is to seek to realize maximum real return, consistent with the preservation of real capital and prudent investment management. For a discussion of "real return," see "Total Return and Real Return," below. The investment objective of the PIMCO Global Bond Fund II is to seek maximum total return, consistent with the preservation of capital. Each of the remaining Fixed Income Funds seeks to maximize total return, consistent with preservation of capital and prudent investment management.

  In selecting securities for each Fixed Income Fund, the Adviser utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of each Fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Adviser's outlook for the U.S. and foreign economies, the financial markets, and other factors.

  Each of the Fixed Income Funds will invest at least 65% of its assets in the following types of securities, which, unless specifically provided otherwise in the descriptions of the Funds that follows, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or

16 PIMCO Funds: Pacific Investment Management Series floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Each of the Fixed Income Funds may hold different percentages of its assets in these various types of securities, and each Fund, except the PIMCO Money Market Fund and PIMCO Municipal Bond Fund, may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities. Each of the Fixed Income Funds, except the PIMCO Money Market Fund, may adhere to its investment policy by entering into a series of purchase and sale contracts or utilizing other investment techniques by which it may obtain market exposure to the securities in which it primarily invests.

  In addition, each of the Fixed Income Funds may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income. Each of the Fixed Income Funds may purchase and sell options and futures subject to the limits discussed below, engage in credit spread trades and enter into forward foreign currency contracts.

  The compositions of the Fixed Income Funds differ as follows:

  PIMCO MONEY MARKET FUND seeks maximum current income consistent with the preservation of capital and daily liquidity. It attempts to achieve this objective by investing at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of the highest quality money market securities. The Fund may also invest up to 5% of its total assets, measured at the time of investment, in money market securities that are in the second-highest rating category for short-term obligations. The Fund's investments in securities will be limited to U.S. dollar-denominated securities that mature in 397 days or less from the date of purchase. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days. The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in securities or obligations issued by U.S. banks.

  The Fund may invest only in securities that comply with the quality, maturity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, which regulates money market funds.


  PIMCO SHORT-TERM FUND invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally not exceed one year. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade (rated below Baa by Moody's or BBB by S&P) but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). Securities rated below investment grade may be referred to colloquially as "junk bonds." For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may invest up to 5% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

  PIMCO LOW DURATION FUND invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally vary within a one- to three-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the PIMCO Moderate Duration Fund or the PIMCO Total Return Fund because its duration will be shorter.

                                                   April 1, 1998 Prospectus  17

  PIMCO LOW DURATION FUND II has the same policies as the PIMCO Low Duration Fund, except that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality).

  PIMCO LOW DURATION FUND III has the same policies as the PIMCO Low Duration Fund, except that it limits its investments with respect to certain socially sensitive issues. As a matter of non-fundamental policy, the Fund will not invest in the securities of any issuer determined by the Adviser to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, or the operation of gambling casinos. The Fund will also avoid, to the extent possible on the basis of information available to the Adviser, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

  PIMCO LOW DURATION MORTGAGE FUND invests under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities. The Fund will not acquire a security if, as a result, more than 10% of the Fund's total assets would be invested in securities rated below Aaa by Moody's or AAA by S&P, subject to a minimum rating of Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality). The average portfolio duration of this Fund will normally vary within a one- to three-year time frame based on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest without limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return and share price for this Fund are expected to exhibit less volatility than that of the PIMCO Total Return Mortgage Fund because its duration will be shorter.

  PIMCO MODERATE DURATION FUND invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally vary within a two- to five-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the PIMCO Total Return Fund because its duration will normally be shorter. However, the total rate of return for this Fund is expected to exhibit more volatility than that of the PIMCO Low Duration Fund because its duration will normally be longer.

  PIMCO HIGH YIELD FUND invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). Such securities are colloquially referred to as "junk bonds." The remainder of the Fund's assets may be invested in investment grade fixed income securities (i.e., securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, deemed by the Adviser to be of comparable quality). The average portfolio duration of this Fund will normally vary within a two- to six-year time frame depending on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest in securities of foreign issuers, but only those that are U.S. dollar-denominated. The Fund may also engage in hedging strategies involving equity options.

18  PIMCO Funds: Pacific Investment Management Series

  Investments in high yield securities, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, also entail greater risk, including the possibility of default or bankruptcy of the issuer of such securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers of high yield securities may be less able to withstand general economic downturns. The Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. The value of all fixed income securities, including those held by the Fund, can be expected to change inversely with interest rates. For a further discussion of the special risks of investing in lower rated securities, see "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")."

  PIMCO TOTAL RETURN FUND invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally vary within a three- to six-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Adviser believes to be relatively undervalued. The total rate of return for this Fund is expected to exhibit less volatility than that of the PIMCO Long-Term U.S. Government Fund because its duration will normally be shorter.

  PIMCO TOTAL RETURN FUND II has the same policies as the PIMCO Total Return Fund, except that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality).

  PIMCO TOTAL RETURN FUND III has the same policies as the PIMCO Total Return Fund, except that it limits its investments with respect to certain socially sensitive issues in the same manner as the PIMCO Low Duration Fund III.

  PIMCO COMMERCIAL MORTGAGE SECURITIES FUND invests at least 65% of its assets in commercial mortgage-backed securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality). The Fund also may invest up to 35% of its assets in lower-rated securities (but rated at least B, or, if unrated, determined by the Adviser to be of comparable quality) if such securities are considered by the Adviser to have attractive investment characteristics. For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to eight-year time frame depending on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest in securities of foreign issuers, but only those that are U.S. dollar-denominated.

  PIMCO TOTAL RETURN MORTGAGE FUND has the same policies as the PIMCO Low Duration Mortgage Fund, except that its average portfolio duration will normally vary approximately within a range of plus or minus one and one-half years of the average duration of the Lehman Brothers Mortgage-Backed Securities Index, which, as of May 31, 1997, had an average duration of approximately four years.

  PIMCO REAL RETURN BOND FUND invests under normal circumstances at least 65% of its total assets in inflation-indexed bonds issued by U.S. and foreign governments, their agencies or instrumentalities. All securities purchased by the Fund must be rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality), and the Fund will maintain a minimum average quality of Aa. The Fund may invest up to 35% of its assets in

                                                   April 1, 1998 Prospectus  19
other types of fixed income instruments, including securities denominated in foreign currencies, (and the Fund may also invest beyond this limit in U.S. dollar-denominated securities of foreign issuers).

  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than non-inflation related bonds, but are expected to retain their value against inflation over time. For a more complete discussion of inflation-indexed bonds, including the risks associated with investing in such securities, see "Characteristics and Risks of Securities and Investment Techniques--Inflation-Indexed Bonds." See "Dividends, Distributions and Taxes" for information about the possible tax consequences of investing in the Fund and in inflation-indexed bonds.

  In managing fixed income securities, one of the principal tools generally used by the Adviser is "duration," which is a measure of the expected life of a fixed income security on a present value basis, incorporating a bond's yield, coupon interest payments, final maturity and call features. See "Appendix A--Description of Duration." Because of the unique features of inflation-indexed bonds, the Adviser utilizes a modified form of duration for the PIMCO Real Return Bond Fund ("modified real duration") which measures price changes in such bonds as a result of changes in real, rather than nominal, interest rates. Although there is no limit on the modified real duration of the PIMCO Real Return Bond Fund, it is expected that the average modified real duration of the Fund will normally vary approximately with the range of the average modified real duration of all inflation-indexed bonds issued by the U.S. Treasury in the aggregate.

  PIMCO LONG-TERM U.S. GOVERNMENT FUND invests in a diversified portfolio of primarily U.S. Government securities, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The Fund will have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years. The total rate of return is expected to exhibit more volatility than that of the other Fixed Income Funds due to the greater investment risk normally associated with longer duration investments. The PIMCO Long-Term U.S. Government Fund's investments in fixed income securities are limited to those of U.S. dollar-denominated securities of domestic (U.S.) issuers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). In addition, the Fund will not acquire a security if, as a result, more than 10% of the Fund's total assets would be invested in securities rated below Aa by Moody's or below AA by S&P, or if more than 25% of the Fund's total assets would be invested in securities rated Aa by Moody's or AA by S&P.



  PIMCO FOREIGN BOND FUND invests in a portfolio of fixed income securities primarily denominated in major foreign currencies and baskets of foreign currencies (such as the European Currency Unit, or "ECU"). The Adviser will invest the assets of the Fund in a number of international bond markets so that, under normal circumstances, the Fund will invest at least 85% of its assets in securities of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to six-year time frame.

  PIMCO GLOBAL BOND FUND invests in a portfolio of fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar. Under normal circumstances, at least 65% of its assets will be invested in fixed income securities of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities,

20 PIMCO Funds: Pacific Investment Management Series and options on such securities, when the Adviser deems it appropriate to do so. Depending on the Adviser's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund's assets. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to six-year time frame.

  PIMCO GLOBAL BOND FUND II has the same policies as the PIMCO Global Bond Fund, except as set forth below. The PIMCO Global Bond Fund II expects to hedge its foreign currency exposure so that generally no more than 25% of the Fund's total net assets will be invested in unhedged foreign currency-denominated securities. The PIMCO Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage), or for extraordinary or emergency purposes. The PIMCO Global Bond Fund II may only engage in short sales that are "against the box," and may not loan its portfolio securities if their market value exceeds 25% of the total assets of the Fund. In addition, the PIMCO Global Bond Fund II is subject to different fundamental and non-fundamental investment restrictions than the PIMCO Global Bond Fund. See "Investment Restrictions" in this Prospectus and in the Statement of Additional Information.

  The PIMCO Foreign Bond Fund differs from the PIMCO Global Bond and Global Bond II Funds primarily in the extent to which assets are invested in the securities of issuers located outside the United States. The Adviser will select these Funds' foreign country and currency compositions based on an evaluation of relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant.

  PIMCO INTERNATIONAL BOND FUND is available only to private account clients of PIMCO. The Fund invests in a portfolio of fixed income securities denominated in major foreign currencies, baskets of foreign currencies, and the U.S. dollar. The Adviser will invest the assets of the Fund in a number of international bond markets so that, under normal conditions, the Fund will invest at least 65% of its assets in fixed income securities of foreign issuers representing at least three foreign countries or currencies, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The PIMCO International Bond Fund will invest only in investment grade securities, i.e., in securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, deemed by the Adviser to be of comparable quality). The average portfolio duration of this Fund will vary based on the strategy currently being used by the Adviser in managing the assets of the Fund within the overall PIMCO private account management program, but is normally not expected to exceed eight years. The Adviser will select the Fund's foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant.

  PIMCO EMERGING MARKETS BOND FUND invests in a portfolio of fixed income securities denominated in foreign currencies and the U.S. dollar. Under normal market conditions, the Fund will invest at least 80% of its assets in fixed income securities of issuers that economically are tied to countries with emerging securities markets. The Fund may invest up to 20% of its assets in other types of fixed income instruments, including securities of issuers located in, or securities denominated in currencies of, countries with developed foreign securities markets. The Fund also may invest up to 10% of its assets in shares of investment companies that invest primarily in emerging market debt securities. The average portfolio duration of the Fund will vary based on the Adviser's view of the potential for total return offered by a particular duration strategy and, under normal market conditions, is not expected to exceed eight years.

                                                   April 1, 1998 Prospectus  21

  The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, the Adviser generally considers an emerging securities market to be one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities. The Fund's investments in emerging market fixed income securities may be represented by futures contracts (including related options) with respect to such securities, options on such securities, equity securities (including common stocks) upon the conversion of convertible securities, or securities the return on which is derived primarily from emerging securities markets, when the Adviser deems it appropriate to do so.

  The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. The Adviser will select the Fund's country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Accordingly, the Fund will be particularly susceptible to the effects of political and economic developments in these regions. This effect may be exacerbated by a relative scarcity of issuers in certain of these markets, which may result in the Fund being highly concentrated in a small number of issuers. For a further discussion of the special risks of investing in foreign and emerging market countries, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities."

  The Fund may invest substantially all of its assets in securities rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). Such securities are colloquially referred to as "junk bonds." While these securities generally provide greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, they also entail greater risk, including the possibility of default or bankruptcy of the issuer of the securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers may be less able to withstand general economic downturns affecting the regions in which the Fund invests. The Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in emerging market economies and markets. The value of most fixed income securities, including those held by the Fund, can be expected to change inversely with interest rates. For a further discussion of the special risks of investing in lower rated securities, see "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")."

  PIMCO EMERGING MARKETS BOND FUND II is available only to private account clients of PIMCO. The Fund has the same policies as the PIMCO Emerging Markets Bond Fund, except that the Fund (i) may only invest up to 15% of its assets in securities denominated in currencies of emerging market countries, and (ii) may only invest up to 10% of its assets in securities rated B by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality).

  Each of the PIMCO Real Return Bond, Foreign Bond, Global Bond, Global Bond II, International Bond, Emerging Markets Bond and Emerging Markets Bond II Funds will normally invest at least 80% of its total assets in "bonds." For this purpose, each of these Funds considers the various types of debt or fixed income securities in which it invests, as specifically described elsewhere in this Prospectus, to be "bonds" as referenced in that Fund's name. The use of this name is not meant to restrict a Fund's investment to the narrow category of debt securities that are formally called "bonds."

  As a non-fundamental, operating policy, the Adviser intends to use foreign currency-related derivative instruments (currency futures and related options, currency options, forward contracts and swap agreements) in an effort to hedge

22 PIMCO Funds: Pacific Investment Management Series foreign currency risk with respect to at least 75% of the assets of the Fixed Income Funds (other than the PIMCO Global Bond, Emerging Markets Bond and Emerging Markets Bond II Funds) denominated in currencies other than the U.S. dollar. There can be no assurance that the Adviser will be successful in doing so. The active use of currency derivatives involves transaction costs which may adversely effect yield and return.

  The PIMCO Real Return Bond, Commercial Mortgage Securities, Foreign Bond, Global Bond, Global Bond II, International Bond, Emerging Markets Bond and Emerging Markets Bond II Funds are "non-diversified" for purposes of the 1940 Act, meaning that they may invest a greater percentage of their assets in the securities of one issuer than the other Funds. The Funds are still, however, subject to diversification requirements imposed by the Internal Revenue Code of 1986, as amended, which means that as of the end of each calendar quarter, a Fund may have no more than 25% of its assets invested in the securities of a single issuer, and may, with respect to 50% of its assets, have no more than 5% of its assets invested in the securities of a single issuer. As "non-diversified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified portfolio might be.

  PIMCO MUNICIPAL BOND FUND seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective. The Fund seeks its objectives by investing in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by states and local governments and their agencies, authorities and other instrumentalities. It is a policy of the Fund that, under normal market conditions, at least 80% of its net assets will be invested in Municipal Bonds. The Fund may invest up to 20% of net assets in U.S. Government securities, money market instruments and/or "private activity" bonds. Under normal circumstances, the average portfolio duration of the PIMCO Municipal Bond Fund will vary within a three to ten-year time frame, based on the Adviser's forecast for interest rates.

  The Fund may invest up to 10% of its net assets, under normal market conditions, in Municipal Bonds or "private activity" bonds which are rated below Baa by Moody's or BBB by S&P but which are rated at least Ba by Moody's or BB by S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings."

EQUITY FUNDS

  The Equity Funds are the PIMCO StocksPLUS Fund and the PIMCO StocksPLUS Short Strategy Fund. The investment objective of PIMCO StocksPLUS Fund is to seek to achieve a total return which exceeds the total return performance of the S&P 500. The investment objective of the PIMCO StocksPLUS Short Strategy Fund is to seek total return through the implementation of short investment positions on the S&P 500.

  Each of the Equity Funds invests in common stocks, options, futures, options on futures and swaps consistent with its portfolio management strategy as set forth below. Assets not invested in equity securities may be invested in securities eligible for purchase by the Fixed Income Funds. Each of the Equity Funds may invest up to 10% of its assets in fixed income securities that are below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, but at least B (or, if unrated, determined by the Adviser to be of comparable quality). In addition, each of the Equity Funds may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income. Each of the Equity Funds may invest all of its assets in derivative instruments, as described below and under "Characteristics of Securities and Investment Techniques--Derivative Instruments." Each of the Equity Funds may invest up to 20% of its assets in securities of foreign issuers, may purchase and sell options and futures on foreign currencies, and may enter into forward currency contracts.

                                                   April 1, 1998 Prospectus  23

  The Equity Funds differ in composition or strategy as follows:

  PIMCO STOCKSPLUS FUND StocksPLUS is the name of a proprietary portfolio management strategy which utilizes S&P 500 derivatives in addition to or in place of S&P 500 stocks in an attempt to equal or exceed the performance of the S&P 500. The Adviser expects that under normal market conditions, the Fund will invest substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed income securities. The Adviser will actively manage the fixed income assets serving as cover for derivatives, as well as any other fixed income assets held by the Fund, with a view toward enhancing the Fund's total return investment performance, subject to an overall portfolio duration which is normally not expected to exceed one year. See "Appendix A-- Description of Duration."

  The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. S&P chooses the stocks to be included in the S&P 500 solely on a statistical basis. The weightings of stocks in the index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Stocks represented currently in the S&P 500 represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund will seek to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

  When S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest up to 100% of its assets in a "basket" of S&P 500 stocks. The composition of this basket will be determined by standard statistical techniques that analyze the historical correlation between the return of every stock currently in the S&P 500 and the return on the S&P 500 itself. The Adviser may employ fundamental stock analysis only to choose among stocks that have already satisfied the statistical correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500.

  Positions in S&P 500 futures and options on futures will be entered into only to the extent they constitute permissible positions for the Fund according to applicable rules of the Commodity Futures Trading Commission ("CFTC"). From time to time, the Adviser may be constrained in its ability to use S&P 500 derivatives either by requirements of the Internal Revenue Code or by an unanticipated inability to close out positions when it would be most advantageous to do so. A large number of investors use S&P 500 derivatives for both hedging and speculative purposes, and although generally this helps guarantee a liquid market in those instruments, at times liquidity may be limited. For more information about S&P 500 derivatives, see "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments."

  PIMCO STOCKSPLUS SHORT STRATEGY FUND invests primarily in S&P 500 short positions such that the Fund's net asset value is generally expected to vary inversely to the value of the S&P 500. The Fund is designed for investors seeking to take advantage of declines in the value of the S&P 500, or investors wishing to hedge existing long equity positions. The Fund will generally realize gains only when the price of the S&P 500 is declining. When the S&P 500 is rising, the Fund will generally incur a loss.

  The Fund will maintain short positions through the use of a combination of S&P 500 derivatives, including options, futures and swap agreements. All S&P 500 derivatives will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, or through the maintenance of offsetting positions. It is anticipated that the Fund will generally remain fully invested in S&P 500 short positions at all times, even during periods when the S&P 500 is rising. However, the Fund may purchase call options on S&P 500 futures contracts from time to time in an effort to limit the total potential decline in the Fund's net asset value. There can be no assurance that the use of such call options would be effective in limiting the potential decline in net asset value of the Fund.

24  PIMCO Funds: Pacific Investment Management Series

  The Adviser will actively manage the fixed income portion of the Fund's investment portfolio that is used as coverage for S&P 500 derivatives in an attempt to provide incremental returns. Thus, there will not be a perfect inverse correlation between the performance of the S&P 500 and the performance of the Fund. A perfect inverse correlation would exist if the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased in exact proportion to decreases in the S&P 500 (or decreased in exact proportion to increases in the S&P 500). Rather, because of the Adviser's management of the fixed income securities that are held by the Fund as cover for the Fund's short positions, it is expected that, if the value of the S&P 500 were to decrease by 10%, for example, the amount by which the Fund's net asset value would increase would be an amount slightly in excess of 10%. Conversely, an increase in the S&P 500 of 10% would result in a loss to the Fund of slightly less than this amount. There can be no assurance that the use of such active fixed income management techniques will produce the intended results.

BALANCED FUND

  PIMCO STRATEGIC BALANCED FUND has as its investment objective the maximization of total return, consistent with preservation of capital and prudent investment management. In seeking to achieve this objective, the Fund invests in the securities eligible for purchase by the PIMCO StocksPLUS Fund and the PIMCO Total Return Fund. The percentage of the Fund's assets allocated to equity or fixed income exposure will vary in accordance with an asset allocation methodology developed by the Adviser. The methodology builds upon the Adviser's long-standing process of economic forecasting of business cycle stages by applying to this process a disciplined asset allocation model which employs certain statistical variance techniques. Depending on the outcome of this asset allocation methodology, the Fund's equity exposure will vary between 45% and 75% of its total assets, and its fixed income exposure will vary between 25% and 55%. There can be no assurance that the Adviser's asset allocation methodology will be successful.

TOTAL RETURN AND REAL RETURN

  The "total return" sought by certain of the Funds will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of interest rates. Generally, when interest rates are falling, a portfolio with a shorter duration will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of fixed income securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.

  The change in market value of equity securities (and therefore their capital appreciation or depreciation) may depend upon a number of factors, including: conditions in the securities markets, the business success of the security's issuer, changing interest rates, real or perceived economic and competitive industry conditions, and foreign currency

                                                   April 1, 1998 Prospectus  25
exchange rates. Historically, the total return performance of equity-oriented portfolios has generally been greater over the long term than fixed income portfolios. However, the market risk and price volatility of an equity portfolio is generally greater than that of a fixed income portfolio, and is generally considered to be a more aggressive investment.

  "Real Return," or "Inflation Adjusted Return," as referenced in the name and investment objective of the PIMCO Real Return Bond Fund, is a measure of the change in purchasing power of money invested in a particular instrument after adjusting for inflation. An investment in a security generating a high nominal return (such as a typical U.S. Government Treasury bond) may not generate a high real return once inflation is considered. For example, an instrument generating a 9% nominal return at a time when inflation is 6% has a real return of approximately 3%; that is, the purchasing power of the money invested in that instrument would only increase by approximately 3%. On the other hand, an inflation-indexed instrument generating a 5% real return would generate a 5% increase in purchasing power regardless of the rate of inflation. As stated above, the investment objective of the Fund is to seek to achieve maximum real return. The total return (not adjusted for inflation) attained by this Fund may be less than the total return attained by other of the PIMCO Funds that do not invest primarily in inflation-indexed securities.

  In the case of inflation-indexed bonds, changes in market value are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might increase, leading to a decrease in value of inflation-indexed bonds.

                            INVESTMENT RESTRICTIONS

  Each Fund's investment objective (except the PIMCO Global Fund II) as set forth under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions, a Fund may not:

  (1) (a) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, or, in the case of the PIMCO Municipal Bond Fund, an industrial development revenue bonds based, directly or indirectly, on the credit of private entities in any one industry; except that this restriction does not apply (i) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and (ii) with respect to the Money Market Fund, to securities or obligations issued by U.S. banks. Investments of the PIMCO Municipal Bond Fund, in utilities, gas, electric water and telephone companies will be considered as being in separate industries;

      (b) for the Global Bond Fund II, concentrate more than 25% of the value of its total assets in any one industry (The SEC staff takes the position that investments in government securities of a single foreign country, including agencies and instrumentalities of such government, to the extent such obligations are backed by the assets and revenues of such government, represent investments in a separate industry for these purposes.);

  (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S.

26  PIMCO Funds: Pacific Investment Management Series

      Government or its agencies or instrumentalities (This investment restriction is not applicable to the Commercial Mortgage Securities Fund, the Real Return Bond Fund, the Foreign Bond Fund, the Global Bond Fund, the Global Bond Fund II, the International Bond Fund, the Emerging Markets Bond Fund or the Emerging Markets Bond Fund II.). For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds;

  (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (This restriction is not applicable to the Commercial Mortgage Securities Fund, the Real Return Bond Fund, the Foreign Bond Fund, the Global Bond Fund, the Global Bond Fund II, the International Bond Fund, the Emerging Markets Bond Fund or the Emerging Markets Bond Fund II.);

  (4) (a) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein;

      (b) for the Global Bond Fund II, purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

  (5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in this Prospectus and in the Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (this restriction is not applicable to the Global Bond Fund II.);

  (6) for the High Yield, Total Return III, International Bond and StocksPLUS
      Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

  (7) (a) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in this Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts, and commitments entered into under swap agreements or other derivative instruments will not be deemed to be pledges of a Fund's assets);

      (b) for the Global Bond Fund II: (i) borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or (ii) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the

                                                    April 1, 1998 Prospectus  27

        Fund's total assets (taken at cost) and then only to secure borrowings permitted above; (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)

  (8) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust. (This restriction is not applicable to the Global Bond Fund II.)

  (9) (a) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or

      (b) for the Global Bond Fund II, underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws; or

  (10)(a) for the High Yield, Total Return III, and StocksPLUS Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in this Prospectus and in the Statement of Additional Information for transactions in options, futures, options on futures, and transactions arising under swap agreements or other derivative instruments;

      (b) for the Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Total Return, Total Return II, Low Duration Mortgage, Total Return Mortgage, Commercial Mortgage Securities, Long-Term U.S. Government, Real Return Bond, Foreign Bond, Global Bond, International Bond, Emerging Markets Bond, Emerging Markets Bond II, StocksPLUS Short Strategy, and Strategic Balanced Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in this Prospectus and in the Statement of Additional Information.

  To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the maintenance of a segregated account consisting of assets determined to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

  Each Fund is also subject to non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities. As indicated above, certain fundamental investment restrictions do not apply to certain Funds. However, certain non-fundamental restrictions, set forth in the Statement of Additional Information, place comparable limitations on these Funds. See "Investment Restrictions" in the Statement of Additional Information.


28  PIMCO Funds: Pacific Investment Management Series

  Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Prospectus and in the Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

       CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES

  The following describes in greater detail different types of securities and investment techniques used by the individual Funds, and discusses certain concepts relevant to the investment policies of the Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.

U.S. GOVERNMENT SECURITIES

  U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

CORPORATE DEBT SECURITIES

  Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

                                                   April 1, 1998 Prospectus  29

  Investments in corporate debt securities that are rated below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Moody's also describes securities rated Baa as having speculative characteristics. The Adviser seeks to minimize these risks through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. See "Appendix B-- Description of Securities Ratings." Investments in high yield securities are discussed separately below under "High Yield Securities ("Junk Bonds")."

CONVERTIBLE SECURITIES

  Each Fund (except the PIMCO Municipal Bond Fund) may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

  The convertible securities in which the Funds may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.

  While the Fixed Income Funds intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, legal or technical restrictions. In such cases, a Fund may consider equity securities or convertible bonds to gain exposure to such investments.

LOAN PARTICIPATIONS AND ASSIGNMENTS

  Certain Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, the Funds' investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

  Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Funds may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on a Fund's investments in loan participations and assignments with limited marketability. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, the Funds' rights against the borrower may be more limited than those held by the original lender.

VARIABLE AND FLOATING RATE SECURITIES

  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The PIMCO Money Market

30  PIMCO Funds: Pacific Investment Management Series

Fund may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and the Fund may demand payment of principal from the issuer, within that period.

  Each of the Fixed Income Funds may invest in floating rate debt instruments ("floaters") and (except the PIMCO Money Market and Municipal Bond Funds) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

  Each of the Fixed Income Funds (except the PIMCO Money Market Fund and the PIMCO Municipal Bond Fund) may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Funds have adopted a policy under which no Fund will invest more than 5% (10% in the case of the PIMCO Low Duration Mortgage and Total Return Mortgage Funds) of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

INFLATION-INDEXED BONDS

  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

  Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

  The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if

                                                   April 1, 1998 Prospectus  31
inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

  While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

  The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

  The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

  Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. See "Dividends, Distributions and Taxes" for information about the possible tax consequences of investing in the PIMCO Real Return Bond Fund and in inflation-indexed bonds.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

  Each of the Funds (except the PIMCO Money Market Fund and the PIMCO Municipal Bond Fund) may invest all of its assets in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

  Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the

32 PIMCO Funds: Pacific Investment Management Series value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

  Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

  Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repurchase Agreements, Dollar Rolls, and Borrowings"), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the

                                                   April 1, 1998 Prospectus  33
rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. The Funds have adopted a policy under which no Fund will invest more than 5% (10% in the case of the PIMCO Low Duration Mortgage and Total Return Mortgage Funds) of its net assets in any combination of IO, PO, or inverse floater securities.
The Funds may invest in other asset-backed securities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

MUNICIPAL BONDS

  The PIMCO Municipal Bond Fund invests in Municipal Bonds which are generally issued by states and local governments and their agencies, authorities and other instrumentalities. The Municipal Bonds which the PIMCO Municipal Bond Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt "private activity" bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The PIMCO Municipal Bond Fund may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements. The PIMCO Municipal Bond Fund may also invest in municipal lease obligations, as well as securities derived from Municipal Bonds, such as residual interest bonds and participation interests.

  Municipal Bonds are subject to credit and market risk. Credit risk relates to the ability of the issuer to make payments of principal and interest. The ability of an issuer to make such payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Market risk relates to changes in a security's value as a result of changes in interest rates. Lower rated Municipal Bonds generally provide higher yields but are subject to greater credit and market risk than higher quality Municipal Bonds.

REPURCHASE AGREEMENTS

  For the purpose of achieving income, each of the Funds may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. No Fund will invest more than 15% of its net assets (10% in the case of the PIMCO Money Market Fund) (taken at current market value) in repurchase agreements maturing in more than seven days.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS, AND BORROWINGS

  A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund generally will maintain a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and, to this extent, a reverse repurchase agreement (or economically similar transaction) will not be considered a "senior security" subject to the 300% asset coverage requirements otherwise applicable to borrowings by a Fund.

34  PIMCO Funds: Pacific Investment Management Series

  A Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to cover its obligations under dollar rolls.

  To the extent that positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered through the maintenance of a segregated account consisting of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings, which would restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% (for each Fund except the PIMCO Global Bond Fund II) of a Fund's total assets. Apart from such transactions, a Fund will not borrow money, except for temporary administrative purposes. The PIMCO Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.

LOANS OF PORTFOLIO SECURITIES

  For the purpose of achieving income, the Funds may lend their portfolio securities to brokers, dealers, and other financial institutions, provided:
  (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;

  (ii) the Fund may at any time call the loan and obtain the return of the securities loaned;
  (iii) the Fund will receive any interest or dividends paid on the loaned securities; and
  (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% (25% in the case of the PIMCO Global Bond Fund II) of the total assets of the Fund.

  Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS

  Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When such purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income

                                                   April 1, 1998 Prospectus  35
accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in a segregated account. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

SHORT SALES

  Each of the Funds (except the PIMCO High Yield, Total Return III and StocksPLUS Funds), and particularly the PIMCO StocksPLUS Short Strategy Fund, may from time to time effect short sales as part of their overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. A short sale (other than a short sale against the box) is a transaction in which a Fund sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that a Fund engages in short sales, it must (except in the case of short sales "against the box") maintain asset coverage in the form of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The PIMCO Global Bond Fund II may only engage in short sales that are "against the box."

FOREIGN SECURITIES

  Each of the Funds (except the PIMCO Low Duration II, Total Return II, Municipal Bond and Long-Term U.S. Government Funds) may invest directly in fixed income securities of non-U.S. issuers. The PIMCO Money Market, High Yield, Commercial Mortgage Securities, Low Duration Mortgage and Total Return Mortgage Funds may only invest in U.S. dollar-denominated fixed income securities of non-U.S. issuers. Each of the Equity Funds may invest directly in foreign equity securities.

  Except for the PIMCO Emerging Markets Bond Fund and the PIMCO Emerging Markets Bond Fund II, each of the Funds will concentrate its foreign investments in securities of issuers based in developed countries. However, the PIMCO Short-Term, Low Duration and Low Duration III Funds may each invest up to 5% of its assets in securities of issuers based in the emerging market countries in which the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Markets Bond Fund II may invest, and each of the remaining Fixed Income Funds that may invest in foreign securities may invest up to 10% of its assets in such securities.

  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with securities markets in different

36 PIMCO Funds: Pacific Investment Management Series countries may change independently of each other. Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

  Certain of the Funds, and particularly the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Markets Bond Fund II, may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investment.

  Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Also, any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its

                                                   April 1, 1998 Prospectus  37
assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

  Each of the Fixed Income Funds (except the PIMCO Low Duration II, Total Return II, Municipal Bond and Long-Term U.S. Government Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. For further information, see the Statement of Additional Information.

  Certain of the Funds also may invest in sovereign debt (other than Brady Bonds) issued by governments, their agencies or instrumentalities, or other government-related entities located in emerging market countries. Holders of sovereign debt may be requested to particpate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

  A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

FOREIGN CURRENCY TRANSACTIONS

  Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

  All Funds that may invest in securities denominated in foreign currencies may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to

38 PIMCO Funds: Pacific Investment Management Series changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

  All Funds that may invest in securities denominated in foreign currencies may invest in options on foreign currencies and foreign currency futures and options thereon. The Funds also may invest in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates. Each Fund that may invest in securities denominated in foreign currencies, except the PIMCO Global Bond, Emerging Markets Bond and Emerging Markets Bond II Funds, will use these techniques to hedge at least 75% of its exposure to foreign currency. For a description of these instruments, see "Derivative Instruments" below and the Statement of Additional Information.

HIGH YIELD SECURITIES ("JUNK BONDS")

  The PIMCO High Yield Fund invests at least 65% of its assets, the PIMCO Emerging Markets Bond Fund may invest up to 100% of its assets, and the PIMCO Commercial Mortgage Securities Fund may invest up to 35% of its assets, in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if not rated, determined by the Adviser to be of comparable quality). In addition, each of the PIMCO Short-Term, Low Duration, Low Duration III, Moderate Duration, Total Return, Total Return III, Foreign Bond, Global Bond, Global Bond II, StocksPLUS, StocksPLUS Short Strategy and Strategic Balanced Funds may invest up to 10% of its assets in such securities. The Emerging Markets Bond Fund II may invest up to 10% of its assets in securities rated B by Moody's or S&P and may invest up to 100% of its assets in securities rated Ba by Moody's or BB by S&P (or, if not rated, determined by the Adviser to be of comparable quality). The Municipal Bond Fund may invest up to 10% of its assets in securities rated lower than Baa by Moody's or BBB by S&P but rated at least Ba by Moody's or BB by S&P. Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Securities rated Baa are considered by Moody's to have some speculative characteristics. Investors should consider the following risks associated with high yield securities before investing in these Funds.

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

                                                   April 1, 1998 Prospectus  39

  High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

  The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

  During the year ended March 31, 1997, based upon the dollar-weighted average ratings of the Funds' portfolio holdings at the end of each month in the Funds' fiscal year, each operational Fund that may invest greater than 5% of its assets in securities rated below investment grade had the following percentages of its net assets invested in securities rated in the categories indicated as rated by Moody's (or, if unrated, determined by the Adviser to be of comparable quality). See "Appendix B--Description of Securities Ratings," for further information.

                                    RATING
                    --------------------------------------------
                                            BELOW
FUND                PRIME 1 AAA  AA    A   PRIME 1 BAA  BA    B
----                ------- ---  ---  ---  ------- ---  ---  ---
Short-Term             31%   26%   3%  12%     0%   20%   7%   1%
Low Duration           24    55    1    3      0    13    4    0
Low Duration III       40    60    0    0      0     0    0    0
Moderate Duration       2    59    0    7      0    24    5    3
High Yield              6     1    0    0      0     3   48   42
Total Return           13    66    2    4      0     9    5    1
Total Return III        5    76    4    1      0     8    5    1
Foreign Bond           21    58   14    0      0     3    4    0
Global Bond            33    45   14    2      0     4    2    0
Global Bond II         21    58   15    1      0     4    1    0
StocksPLUS             32    29    5    7      0    17    9    1
Strategic Balanced      7    36    0    8      0    38    9    2

  These figures are intended solely to provide disclosure about each Fund's asset composition during its most recent fiscal year. The asset composition after this time may or may not be approximately the same as represented by such figures. In addition, the categories reflect ratings by Moody's, and ratings assigned by S&P may not be consistent with ratings assigned by Moody's or other credit ratings services, and the Adviser may not necessarily agree with a rating assigned by any credit rating agency.

40  PIMCO Funds: Pacific Investment Management Series

DERIVATIVE INSTRUMENTS

  To the extent permitted by the investment objectives and policies of the Funds, the Funds may (except the PIMCO Money Market Fund) purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Funds (except the PIMCO Money Market Fund and the PIMCO Municipal Bond Fund) also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The Funds (except the PIMCO Money Market Fund and the PIMCO Municipal Bond Fund) may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to limit leveraging of the Fund.

  Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. Each Fund (except the PIMCO Money Market Fund and the PIMCO Municipal Bond Fund) may invest all of its assets in derivative instruments, subject only to the Fund's investment objective and policies. The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

  The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions.

  Options on Securities, Securities Indexes, and Currencies A Fund may purchase put options on securities and indexes. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may also purchase call options on securities and indexes. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at

                                                   April 1, 1998 Prospectus  41
any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.

  A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

  The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

  Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

  Over-the-counter options in which certain Funds may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

  Swap Agreements The Funds (except the PIMCO Money Market and Municipal Bond Funds) may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an

42 PIMCO Funds: Pacific Investment Management Series attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

  Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

  Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  Futures Contracts and Options on Futures Contracts Each of the Fixed Income Funds (except the PIMCO Money Market Fund and the PIMCO Municipal Bond Fund) may invest in interest rate futures contracts and options thereon ("futures options"), and to the extent it may invest in foreign currency-denominated securities, may also invest in foreign currency futures contracts and options thereon. The PIMCO Municipal Bond Fund may purchase and sell futures contracts on U.S. Government securities and Municipal Bonds, as well as purchase put and call options on such futures contracts. Each of the Equity Funds and the PIMCO Strategic Balanced Fund may invest in interest rate, stock index and foreign currency futures contracts and options thereon.

                                                   April 1, 1998 Prospectus  43

  There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

  The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

  The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

HYBRID INSTRUMENTS

  A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

  Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Accordingly, no Fund will invest more than 5% of its assets in hybrid instruments.

44  PIMCO Funds: Pacific Investment Management Series

  Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

INVESTMENT IN INVESTMENT COMPANIES

  Each of the Funds may invest in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

ILLIQUID SECURITIES

  Each of the Funds may invest up to 15% of its net assets in illiquid securities (10% in the case of the PIMCO Money Market Fund). Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities which legally or in the Adviser's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

  Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

SERVICE SYSTEMS--YEAR 2000 PROBLEM

  Many of the services provided to the Funds depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Adviser, Distributor, Shareholder Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected.

                            MANAGEMENT OF THE TRUST

  The business affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Guilford C. Babcock, R. Wesley Burns, Vern
O. Curtis, Brent R. Harris, Thomas P. Kemp, and William J. Popejoy. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management-- Trustees and Officers."

                                                   April 1, 1998 Prospectus  45

INVESTMENT ADVISER

  Pacific Investment Management Company ("PIMCO") serves as investment adviser ("Adviser") to the Funds pursuant to an investment advisory contract. The Adviser is an investment counseling firm founded in 1971, and had approximately $118 billion in assets under management as of December 31, 1997. PIMCO is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners G.P. and PIMCO Advisors Holdings L.P. PIMCO Partners G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a limited liability company controlled by the PIMCO Managing Directors. PIMCO Partners G.P. is the sole general partner of PIMCO Advisors Holdings L.P. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is registered as an investment adviser with the Securities and Exchange Commission ("SEC") and as a commodity trading advisor with the CFTC.

  The Adviser manages the investment and reinvestment of the assets of each Fund. The Adviser is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfolio Transactions."

  Information about the individual portfolio managers responsible for management of the Trust's currently operational Funds, including their occupations for the past five years, is provided below.

                                PORTFOLIO MANAGER AND BUSINESS EXPERIENCE (PAST
 FUND                           FIVE YEARS)
 ----                           -----------------------------------------------
 Money Market Fund              Leslie Barbi, Senior Vice President, PIMCO. A
                                Fixed Income Portfolio Manager, Ms. Barbi has
                                managed the PIMCO Money Market Fund since
                                November 1, 1995. Prior to joining PIMCO in
                                1993, Ms. Barbi was associated with Salomon
                                Brothers as a proprietary Portfolio Manager.

 Short-Term Fund                William H. Gross, Managing Director, PIMCO. A
 Low Duration Fund              Fixed Income Portfolio Manager, Mr. Gross is
 Low Duration Fund II           one of the founders of PIMCO and has managed
 Low Duration Fund III          the PIMCO Low Duration, Low Duration II, Low
 Moderate Duration Fund         Duration III, Total Return, Total Return II and
 Total Return Fund              Total Return III Funds since their inception,
 Total Return Fund II           May 11, 1987, November 1, 1991, December 31,
 Total Return Fund III          1996, May 11, 1987, December 30, 1991, and May
 StocksPLUS Fund                1, 1991, respectively. Mr. Gross is the leader
 Strategic Balanced Fund        of the team which has managed the PIMCO Short-
                                Term, StocksPLUS, Strategic Balanced and
                                Moderate Duration Funds since January 6, 1998.

 High Yield Fund                Benjamin Trosky, Managing Director, PIMCO. A
                                Fixed Income Portfolio Manager, Mr. Trosky
                                joined PIMCO in 1990 and has managed the PIMCO
                                High Yield Fund since its inception, December
                                16, 1992.

 Low Duration Mortgage Fund     William C. Powers, Managing Director, PIMCO. A
                                Fixed Income Portfolio Manager, Mr. Powers
                                joined PIMCO in 1991.

 Total Return Mortgage Fund     Pasi Hamalainen, Executive Vice President,
 Long-Term U.S. Government      PIMCO. A Fixed Income Portfolio Manager, Mr.
 Fund                           Hamalainen joined PIMCO in 1994 and has managed
                                the PIMCO Long-Term U.S. Government Fund since
                                July 1, 1997 and the Total Return Mortgage Fund
                                since its inception, July 31, 1997.

 Real Return Bond Fund          John Brynjolfsson, Vice President, PIMCO. A
                                Fixed Income Portfolio Manager, Mr.
                                Brynjolfsson joined PIMCO in 1989, and has
                                managed the PIMCO Real Return Bond Fund since
                                its inception, January 29, 1997.

 Foreign Bond Fund              Lee R. Thomas, III, Managing Director and
 Global Bond Fund               Senior International Portfolio Manager, PIMCO.
 Global Bond Fund II            A Fixed Income Portfolio Manager, Mr. Thomas
 International Bond Fund        has managed the PIMCO Foreign Bond, Global Bond
                                and International Bond Funds since July 13,
                                1995, and the PIMCO Global Bond Fund II since
                                October 1, 1995. Prior to joining PIMCO in
                                1995, Mr. Thomas was associated with Investcorp
                                as a member of the management committee
                                responsible for global securities and foreign
                                exchange trading. Prior to Investcorp, he was
                                associated with Goldman Sachs as an Executive
                                Director in foreign fixed income.


46  PIMCO Funds: Pacific Investment Management Series

                               PORTFOLIO MANAGER AND BUSINESS EXPERIENCE (PAST
 FUND                          FIVE YEARS)
 ----                          -----------------------------------------------
 Emerging Markets Bond Fund    Michael J. Rosborough, Senior Vice President,
 Emerging Markets Bond Fund II PIMCO . A Fixed Income Portfolio Manager, Mr.
                               Rosborough was associated with RBC Dominion in
                               Tokyo as a Vice President and Manager in foreign
                               fixed income prior to joining PIMCO in 1994.
 Municipal Bond Fund           Benjamin Ehlert, Executive Vice President,
                               PIMCO. A Fixed Income Portfolio Manager, Mr.
                               Ehlert has been associated with PIMCO for over
                               23 years.

FUND ADMINISTRATOR

  PIMCO also serves as administrator for the Funds' Institutional Class and Administrative Class shares pursuant to an administration agreement with the Trust. PIMCO provides administrative services for Institutional Class and Administrative Class shareholders of the Funds, which include clerical help and accounting, bookkeeping, internal audit services, and certain other services required by the Funds, preparation of reports to the Funds' shareholders and regulatory filings. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

  The Funds (and not PIMCO) are responsible for the following expenses:
(i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and
(viii) any expenses allocated or allocable to a specific class of shares, which include fees payable with respect to the Administrative Class shares, and may include certain other expenses as permitted by the Trust's Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

ADVISORY AND ADMINISTRATIVE FEES

  The Funds feature fixed advisory and administrative fee rates. For providing investment advisory and administrative services to the Funds as described above, PIMCO receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:

                                                                    ADVISORY
   FUND                                                             FEE RATE
   ----                                                             --------
   Money Market Fund............................................     0.15%
   Commercial Mortgage Securities, StocksPLUS, StocksPLUS Short
    Strategy and
    Strategic Balanced Funds....................................     0.40%
   Emerging Markets Bond and Emerging Markets Bond II Funds.....     0.45%
   All other Funds..............................................     0.25%
                                                                 ADMINISTRATIVE
   FUND                                                             FEE RATE
   ----                                                          --------------
   Money Market, Short-Term and Moderate Duration Funds.........     0.20%
   Low Duration and Total Return Funds..........................     0.18%
   Global Bond and Global Bond II Funds.........................     0.30%
   Emerging Markets Bond and Emerging Markets Bond II Funds.....     0.40%
   All other Funds..............................................     0.25%

                                                   April 1, 1998 Prospectus  47

  Both the investment advisory contract and administration agreement for the Funds may be terminated by the Trustees at any time on 60 days' written notice. The investment advisory contract may be terminated by PIMCO on 60 days' written notice. Following the expiration of the two-year period commencing with the effectiveness of the administration agreement, it may be terminated by PIMCO on 60 days' written notice. Following their initial two-year terms, the investment advisory contract and administration agreement will continue from year to year if approved by the Trustees.

SERVICE AND DISTRIBUTION FEES

  The Trust has adopted an Administrative Services Plan and a Distribution Plan (the "Plans") with respect to the Administrative Class shares of each Fund. Under the terms of the Plans, the Trust is permitted to reimburse, out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution and marketing of shares and/or the provision of certain shareholder services (in the case of the Distribution Plan) or the administration of plans or programs that use Fund shares as their funding medium (in the case of the Administrative Services Plan), and to reimburse certain other related expenses. The same entity may not receive both distribution and administrative services fees with respect to the same assets but may with respect to separate assets receive fees under both a Distribution Plan and Administrative Services Plan. Fees paid pursuant to either type of Plan may be paid for shareholder service and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Distribution Plan. For more complete disclosure regarding the Plans and their terms, see the Statement of Additional Information.

  Institutional Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities. Service agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Fund shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agent for information regarding these fees and conditions.

DISTRIBUTOR

  Shares of the Trust are distributed through PIMCO Funds Distributors LLC (the "Distributor"), a wholly owned subsidiary of PIMCO Advisors. The Distributor, which is located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC.

48  PIMCO Funds: Pacific Investment Management Series

                              PURCHASE OF SHARES

  Each Fund offers its shares in up to six classes: Institutional Class, Administrative Class, Class A, Class B, Class C, and Class D. This Prospectus relates only to the Institutional Class and Administrative Class shares of the Funds. For information regarding Class A, Class B, Class C, and Class D shares, see "Other Information--Multiple Classes of Shares" below.

  Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service and/or distribution fees to such entities for services they provide to shareholders of that class.

  Shares of either the Institutional Class or the Administrative Class of the Funds may be purchased at the relevant net asset value of that class without a sales charge. The minimum initial investment for shares of either class is $5 million. Shares of either class may also be offered to clients of the Adviser and its affiliates. Shares of the PIMCO International Bond Fund and PIMCO Emerging Markets Bond Fund II are offered only to clients of PIMCO who maintain separately managed private accounts. In addition, the minimum initial investment does not apply to shares of the Institutional Class offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor pursuant to which each investor pays an asset based fee to a financial intermediary for investment advisory and/or administrative services.

  Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or other financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

INITIAL INVESTMENT

  An account may be opened by completing and signing a Client Registration Application and mailing it to PIMCO Funds at the following address: 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. A Client Registration Application may be obtained by calling (800) 800-0952.

  Except as provided below, purchases of shares can only be made by wiring federal funds to Investors Fiduciary Trust Company (the "Transfer Agent"), 801 Pennsylvania, Kansas City, Missouri 64105. Before wiring federal funds, the investor must first telephone the Trust at (800) 927-4648 to receive instructions for wire transfer, and the following information will be requested: name of authorized person; shareholder name; shareholder account number; name of Fund and share class; amount being wired; and wiring bank name.

  Shares may be purchased without first wiring federal funds if the proceeds of the investment are derived from an advisory account maintained by the investor with PIMCO, PIMCO Advisors or one of their affiliates; from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company; or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

                                                   April 1, 1998 Prospectus  49

  A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of business (ordinarily 4:00 p.m., Eastern time) on a day the Trust is open for business will be effected at that day's net asset value. In order to facilitate efficient operation of the PIMCO StocksPLUS, StocksPLUS Short Strategy and Strategic Balanced Funds, the Trust requests that all purchase or exchange orders for these Funds be received by the Transfer Agent prior to 3:00 p.m., Eastern time. An order received after the close of business will generally be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of business and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Trust is "open for business" on each day the New York Stock Exchange (the "Exchange") is open for trading, which excludes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

  With respect to the Funds whose policy is to declare dividends daily (i.e., each of the Fixed Income Funds except the PIMCO International Bond Fund), if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day's net asset value, but dividends will not begin to accrue until the following business day.

ADDITIONAL INVESTMENTS

  Additional investments may be made at any time at the relevant net asset value for that class by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

OTHER PURCHASE INFORMATION

  Purchases of a Fund's Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

  The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The Trust and the Distributor may also waive the minimum initial investment for certain investors.

  Purchases and sales of Fund shares should be made for long-term investment purposes only. The Trust and Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

  Institutional Class and Administrative Class shares of the Trust are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

  Investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the

50  PIMCO Funds: Pacific Investment Management Series

Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

RETIREMENT PLANS

  Shares of the Funds are available for purchase by retirement plans, including Keogh plans, 401(k) plans, 403(b) plans and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator, and the time the order is forwarded to the Transfer Agent for execution.

                             REDEMPTION OF SHARES

REDEMPTIONS BY MAIL

  Institutional Class and Administrative Class shares may be redeemed by submitting a written request to PIMCO Funds, 840 Newport Center Drive, Suite 360, Newport Beach, California 92660, stating the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption. In order to discourage short-term trading, the PIMCO StocksPLUS Short Strategy Fund imposes a redemption fee, payable to the Fund, of 1% on all shares of the Fund held for less than three months.

REDEMPTIONS BY TELEPHONE OR OTHER WIRE COMMUNICATION

  If an election is made on the Client Registration Application (or subsequently in writing), redemptions of shares may be requested by calling the Trust at (800) 927-4648, by sending a facsimile to (714) 760-4456, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10 million or more may be initiated by telephone, but must be confirmed in writing by an authorized party prior to processing.

  In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by PIMCO and the Transfer Agent to be genuine. Neither the Trust nor its Transfer Agent will be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent provides written confirmation of

                                                   April 1, 1998 Prospectus  51
transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing). All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so.
All redemptions, whether initiated by letter or telephone, will be processed in a timely manner and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redemption of Shares--Other Redemption Information."

  Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

OTHER REDEMPTION INFORMATION

  Redemption requests for Fund shares are effected at the net asset value per share next determined after receipt in good order of the redemption request by the Trust or its designee. A redemption request received by the Trust or its designee prior to 4:00 P.M. Eastern time on a day the Trust is open for business is effective on that day. A redemption request received after that time becomes effective on the next business day.

  Payment of the redemption price will ordinarily be wired to the investor's bank one business day after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

  For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000 ($10,000 with respect to accounts opened before January 1, 1995). A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000, or $10,000, as the case may be.

  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If

52 PIMCO Funds: Pacific Investment Management Series shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for shares of the same class of any other Fund based on the respective net asset values of the shares involved, except that shares of the PIMCO International Bond Fund and PIMCO Emerging Markets Bond Fund II are available only to private account clients of PIMCO. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at (800) 927-4648. Shares of a Fund may also be exchanged for shares of the same class of a series of PIMCO Funds: Multi-Manager Series, an affiliated mutual fund family comprised primarily of equity portfolios managed by the subsidiary partnerships of PIMCO Advisors. Shareholders interested in such an exchange may request a prospectus for these funds by contacting PIMCO Funds at the same address and telephone number as the Trust.

  Exchanges may be made only with respect to Funds, or series of PIMCO Funds:
Multi-Manager Series, registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same for tax purposes as a redemption followed by a purchase and may result in a capital gain or loss, and special rules may apply in computing tax basis when determining gain or loss. See "Taxation" in the Statement of Additional Information.

  The Trust reserves the right to modify or revoke the exchange privilege of any shareholder or to limit or reject any exchange. Although each Fund will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

                            PORTFOLIO TRANSACTIONS

  Pursuant to the advisory contract, the Adviser places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, the Adviser will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

  The Adviser manages the Funds without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable gains. See "Dividends, Distributions and Taxes." The portfolio turnover rate for each Fund for which financial highlights are provided in this Prospectus is set forth under "Financial Highlights." The portfolio turnover rate for certain of the remaining Funds is incorporated by reference in the Statement of Additional Information.

                                                   April 1, 1998 Prospectus  53

  Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. The Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of the Adviser so long as price and transaction expenses are averaged either for that transaction or for the day.

                                NET ASSET VALUE

  The net asset value per share of each of the Institutional Class and Administrative Class of each Fund will be determined once on each day on which the Exchange is open as of the close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) by dividing the total market value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the number of total outstanding shares of that class. Net asset value will not be determined on days on which the Exchange is closed.

  The PIMCO Money Market Fund's securities are normally valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. See the Statement of Additional Information for a description of certain conditions and procedures followed by the PIMCO Money Market Fund in connection with amortized cost valuation. For all other Funds, portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

  Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

  Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class' distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class' proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the "net asset value" per share. Under certain circumstances, the per share net asset value of the Administrative Class shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Institutional Class shares as a result of the daily expense accruals of the service fee applicable to the Administrative Class shares. Generally, for Funds that pay income dividends,

54 PIMCO Funds: Pacific Investment Management Series those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  Shares begin earning dividends on the effective date of purchase, provided notification deadlines are met. See "Purchase of Shares." For the Fixed Income Funds (other than the PIMCO International Bond Fund), dividends are declared daily from net investment income to shareholders of record at the close of the previous business day, and distributed to shareholders monthly. The PIMCO International Bond, Strategic Balanced and Equity Funds intend to declare and pay as a dividend substantially all of their net investment income on a quarterly basis. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service and distribution fees by that class.

  Each Fund intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended. As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

  Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends or dividends that represent a return of capital to shareholders, as ordinary income.

  Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gain (that is, the excess of net long-term gain over net short-term loss) are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Under the Taxpayer Relief Act of 1997, long-term capital gains will generally be taxed at a 28% or 20% rate, depending upon the holding period of the portfolio securities. Any distributions that are not from a Fund's net investment income, short-term capital gain, or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. For state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA and GNMA Certificates). Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

  Dividends paid to shareholders by the PIMCO Municipal Bond Fund which are derived from interest on Municipal Bonds are expected to be designated by the Fund as "exempt-interest dividends," and shareholders generally may exclude such dividends from gross income for federal income tax purposes. However, if a shareholder receives social security or railroad retirement benefits, the shareholder may be taxed on a portion of those benefits as a result of receiving tax-exempt income. In addition, certain exempt-interest dividends could, as discussed below, cause certain shareholders to

                                                   April 1, 1998 Prospectus  55
become subject to the alternative minimum tax and may increase the alternative minimum tax liability of shareholders already subject to this tax.

  To the extent that dividends paid to shareholders by the PIMCO Municipal Bond Fund are derived from taxable interest or from capital gains, such dividends will be subject to Federal income tax. Any gain realized on a redemption of shares will be taxable gain, subject to any applicable tax exemption for which an investor may qualify.

  Dividends derived from interest on certain U.S. Government securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities is generally not so exempt. The distributions of "exempt-interest dividends" paid by the PIMCO Municipal Bond Fund may be exempt from state and local taxation when received by a shareholder to the extent that they are derived from interest on Municipal Bonds issued by the state or political subdivision in which such shareholder resides. The federal exemption for "exempt-interest dividends" attributable to Municipal Bonds does not necessarily result in exemption of such dividends from income for the purpose of state and local taxes. The Trust will report annually on a state-by-state basis the source of income the PIMCO Municipal Bond Fund receives on Municipal Bonds that was paid out as dividends during the preceding year.

  The Code also provides that exempt-interest dividends allocable to interest received from "private activity bonds" issued after August 7, 1986 are an item of tax preference for individual and corporate alternative minimum tax at the applicable rate for individuals and corporations. Therefore, if the PIMCO Municipal Bond Fund invests in such private activity bonds, certain of its shareholders may become subject to the alternative minimum tax on that part of its distributions to them that are derived from interest income on such bonds, and certain shareholders already subject to such tax may have increased liability therefor. However, it is the present policy of the PIMCO Municipal Bond Fund to invest no more than 20% of its assets in such bonds. Other provisions of the Code affect the tax treatment of distributions from the PIMCO Municipal Bond Fund for corporations, casualty insurance companies, and financial institutions. In particular, under the Code, for corporations, alternative minimum taxable income will be increased by a percentage of the amount by which the corporation's "adjusted current earnings" (which includes various items of tax exempt income) exceeds the amount otherwise determined to be alternative minimum taxable income. Accordingly, an investment in the PIMCO Municipal Bond Fund may cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.

  Dividends to shareholders of the PIMCO Municipal Bond Fund derived from money market instruments and U.S. Government securities are generally taxable as ordinary income. The Fund may seek to reduce fluctuations in its net asset value by engaging in portfolio strategies involving options on securities, futures contracts, and options on futures contracts. Any gain derived by the Fund from the use of such instruments, including by reason of "marking to market," will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareholders (possibly requiring the liquidation of other portfolio securities) and will be taxable to shareholders as a combination of ordinary income and long-term capital gain.

  Interest accrued by a Fund from inflation-indexed bonds will be includable in the Fund's gross income in the period in which they accrue. Periodic adjustments for inflation in the principal value of these securities also may give rise to original issue discount, which, likewise, will be includable in the Fund's gross income on a current basis, regardless of whether the Fund receives any cash payments. See "Taxation--Original Issue Discount" in the Statement of Additional Information. Amounts includable in a Fund's gross income become subject to tax-related distribution requirements. Accordingly, a Fund may be required to make annual distributions to shareholders in excess of the cash received in a given period from these investments. As a result, the Fund may be required to liquidate certain investments at a time

56 PIMCO Funds: Pacific Investment Management Series when it is not advantageous to do so. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts distributed previously in the taxable year may be characterized in some circumstances as a return of capital.

  Taxable shareholders should note that the timing of their investment could have undesirable tax consequences. If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution.

  The preceding discussion relates only to federal income tax; the consequences under other tax laws may differ. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

                               OTHER INFORMATION

CAPITALIZATION

  The Trust was organized as a Massachusetts business trust on February 19, 1987. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

MULTIPLE CLASSES OF SHARES

  In addition to Institutional Class and Administrative Class shares, certain Funds offer Class A, Class B, Class C, and Class D shares. The other classes of the Funds may have different sales charges and expense levels, which will affect performance accordingly. Investors may contact the Distributor at (800) 426-0107 for more information concerning other classes of shares of the Funds. This Prospectus relates only to the Institutional Class and Administrative Class shares of the Funds.

VOTING

  Shareholders have the right to vote on the election of Trustees and on any and all matters on which the law or the Declaration of Trust states they may be entitled to vote. The Trust is not required to hold regular annual meetings of Trust shareholders and does not intend to do so. Shareholders of a class of shares or Fund have separate voting rights with respect to matters that only affect that class or Fund. See "Other Information--Voting Rights" in the Statement of Additional Information.

                                                   April 1, 1998 Prospectus  57

  The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

  Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As of February 28, 1998, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Funds: Pacific Investment Management Company (Newport Beach, California) with respect to the PIMCO Low Duration Mortgage and Total Return Mortgage Funds; Canterbury/Uniform Code Council (Pittsburgh, Pennsylvania) with respect to the Global Bond Fund II; National Financial Services Corporation (New York, New York) with respect to the Real Return Bond Fund; and California Community Foundation (Los Angeles, California) with respect to the Strategic Balanced Fund. To the extent such shareholders are also the beneficial owners of such securities, they may be deemed to control (as that term is defined in the 1940 Act) the relevant Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

PERFORMANCE INFORMATION

  The Trust may, from time to time, include the yield and total return for each class of shares of its Funds in advertisements or reports to shareholders or prospective investors. Yield quotations for the PIMCO Money Market Fund may include current yield and effective yield. Current yield will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period) and "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). Effective yield for the Fund is calculated in the manner similar to that used to calculate current yield, but reflects the compounding effect on earnings of reinvested dividends. For the remaining Funds, quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. The tax equivalent yield of the PIMCO Municipal Bond Fund's shares may also be advertised, calculated like yield except that, for any given tax bracket, net investment income will be calculated as the sum of (i) any taxable income of the class plus (ii) the tax exempt income of the class divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket.

  Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), reflect the deduction of a proportional share of Fund or class expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). The Funds may advertise total return using alternative methods that reflect all elements of return, but

58 PIMCO Funds: Pacific Investment Management Series that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for the Funds.

  The Trust also may provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

  Performance information for the Trust may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Blend Index, the Lehman BB Intermediate Corporate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the J.P. Morgan Emerging Markets Bond Index Plus, the Salomon Brothers World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Government Bond Index Non U.S.-Dollar Hedged, and other entities or organizations which track the performance of investment companies or investment advisers. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. PIMCO may also report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, and on the comparative performance or standing of PIMCO in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds or to the Adviser, should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the Statement of Additional Information.

  Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period. The Trust's Annual Report contains additional performance information for the Funds and is available upon request, without charge, by calling (800) 927-4648 (Current Shareholders), or (800) 800-0952 (New Accounts).

                                                   April 1, 1998 Prospectus  59

                                  APPENDIX A

                            DESCRIPTION OF DURATION

  Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the Adviser.

  Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

  Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

  Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. For inflation-indexed bonds, duration is calculated on the basis of modified real duration, which measures price changes of inflation-indexed bonds on the basis of changes in real, rather than nominal, interest rates. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a fixed income security may vary over time in response to changes in interest rates and other market factors. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the anticipated economic life of a security into the determination of its interest rate exposure.


                                                  April 1, 1998 Prospectus  A-1

                                  APPENDIX B

                       DESCRIPTION OF SECURITIES RATINGS

  Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those institutional investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

MOODY'S INVESTORS SERVICE, INC.

 CORPORATE AND MUNICIPAL BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                                 April 1 , 1998 Prospectus  B-1

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

 CORPORATE SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES

 CORPORATE AND MUNICIPAL BOND RATINGS

 Investment Grade

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.


B-2  PIMCO Funds: Pacific Investment Management Series

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

 Speculative Grade

  Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

  B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

  CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

  CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

  C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                                  April 1, 1998 Prospectus  B-3

  Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

  r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

  The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

  N.R.: Not rated.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

 COMMERCIAL PAPER RATING DEFINITIONS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

  A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B: Issues rated B are regarded as having only speculative capacity for timely payment.

  C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.


B-4  PIMCO Funds: Pacific Investment Management Series

                                                       [LOGO OF PIMCO FUNDS]



PACIFIC                        INVESTMENT ADVISER AND ADMINISTRATOR
INVESTMENT                           Pacific Investment Management Company
MANAGEMENT                           840 Newport Center Drive, Suite 360
SERIES                               Newport Beach, CA 92660

INSTITUTIONAL                  CUSTODIAN AND TRANSFER AGENT
AND                                  Investors Fiduciary Trust Company
ADMINISTRATIVE                       801 Pennsylvania
SHARE                                Kansas City, MO 64105
CLASSES
                               INDEPENDENT ACCOUNTANTS
                                     Price Waterhouse LLP
                                     1055 Broadway
                                     Kansas City, MO 64105

                               COUNSEL
                                     Dechert Price & Rhoads

                                     1775 Eye Street, N.W.

                                     Washington, DC 20006

                                                                      PROSPECTUS

--------------------------------------------------------------------------------

                                                              April 1, 1998

                   PIMCO Funds Prospectus


Pacific            SHORTER-TERM BOND FUNDS
Investment
Management         Money Market Fund
Series Class       Short-Term Fund
A, B, C Shares     Low Duration Fund

April 1, 1998      INTERMEDIATE-TERM BOND FUNDS

                   High Yield Fund
                   Total Return Fund
                   Real Return Bond Fund

                   LONG-TERM BOND FUND
                   Long-Term U.S. Government Fund


                   INTERNATIONAL BOND FUNDS

                   Foreign Bond Fund
                   Global Bond Fund II
                   Emerging Markets Bond Fund


                   TAX EXEMPT FUND
                   Municipal Bond Fund


                   STOCK FUND
                   StocksPLUS Fund

                                              [LOGO OF PIMCO FUNDS APPEARS HERE]

            PIMCO Funds: Pacific Investment Management Series
            Prospectus

            April 1, 1998

            PIMCO Funds (the "Trust") is an open-end series management invest-ment company offering twelve separate investment portfolios (each a "Fund") in this Prospectus, each with different investment ob-jectives and strategies. The Trust is designed to provide access to the professional investment management services offered by Pa-cific Investment Management Company ("Pacific Investment Manage-ment"), which serves as investment adviser (the "Advisor") to the Funds. The address of PIMCO Funds is 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

            Each Fund offers three classes of shares in this Prospectus: Class A shares (generally sold subject to an initial sales charge), Class B shares (sold subject to a contingent deferred sales charge) and Class C shares (sold subject to an asset based sales charge). Through separate prospectuses, certain Funds and other series of the Trust offer up to three additional classes of shares, Class D, Institutional Class and Administrative Class shares. See "Description of the Trust--Multiple Classes of Shares."

            This Prospectus concisely describes the information investors should know before investing in Class A, Class B or Class C shares of the Funds. Please read this Prospectus carefully and keep it for further reference. Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest and of investment poli-cies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment ob-jective of any Fund will be achieved. Because the market value of each Fund's investments will change, the investment returns and net asset value per share of each Fund will vary.

            A Statement of Additional Information, dated April 1, 1998, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Distribu-tor"), 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 800-426-0107. The Statement of Additional Information, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorpo-rated by reference in this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the Statement of Additional In-formation, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information about the Funds.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SE-CURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-SION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

            SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORA-TION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ENTAIL RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

            INVESTMENT IN THE MONEY MARKET FUND (OR IN ANY OTHER FUND) IS NEI-THER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

            EACH OF THE FUNDS, EXCEPT THE MONEY MARKET FUND AND THE MUNICIPAL BOND FUND, MAY INVEST ALL OF ITS ASSETS IN DERIVATIVE INSTRUMENTS, SOME OF WHICH MAY BE PARTICULARLY SENSITIVE TO CHANGES IN PREVAIL-ING INTEREST RATES. UNEXPECTED CHANGES IN INTEREST RATES MAY AD-VERSELY AFFECT THE VALUE OF A FUND'S INVESTMENTS IN PARTICULAR DE-RIVATIVE INSTRUMENTS.

            THE HIGH YIELD AND EMERGING MARKETS BOND FUNDS MAY INVEST ALL OF THEIR ASSETS IN JUNK BONDS, WHICH ARE SUBJECT TO HIGH RISK, AND SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRIN-CIPAL. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE IN-VESTING IN THE HIGH YIELD FUND. SEE "CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES ("JUNK BONDS")."


              TABLE OF CONTENTS

PIMCO Funds Overview..........   3
Schedule of Fees..............   4
Financial Highlights..........   8
Investment Objectives and
Policies......................  12
Investment Risks and
Considerations................  19
Characteristics and Risks of
 Securities and Investment
 Techniques...................  20
Performance Information.......  34
How to Buy Shares.............  36
Alternative Purchase
Arrangements..................  40
Exchange Privilege............  48

How to Redeem.....................  49
Distributor and Distribution and
Servicing Plans...................  53
How Net Asset Value Is Determined.  56
Distributions.....................  57
Taxes.............................  57
Management of the Trust...........  59
Description of the Trust..........  62
Mailings to Shareholders..........  63
Appendix A--Description of
Duration..........................  64
Appendix B--Description of
Securities Ratings................  65

 PIMCO Funds: Pacific Investment Management Series
2

            PIMCO Funds Overview

            Pacific Investment Management, a subsidiary partnership of PIMCO Advisors L.P., is the investment adviser of all the Funds. Pacific Investment Management is one of the premier fixed income invest-ment management firms in the U.S. As of December 31, 1997, Pacific Investment Management had approximately $118 billion in assets un-der management. Pacific Investment Management invests in all sec-tors of the fixed income market, using its total return philoso-phy--seeking capital appreciation as well as yield.

                            PIMCO                     PRIMARY
                            FUND NAME                 OBJECTIVE                              DURATION          CREDIT QUALITY(/1/)
           -----------------------------------------------------------------------------------------------------------------------
FUND       SHORTER-TERM
PROFILES    BOND FUNDS      Money Market              Maximum current income, consistent     less than or       Min 95% Aaa or
                                                      with preservation of capital and       equal to 90 days   Prime 1; less
                                                      daily liquidity                        dollar-weighted    than or equal to
                                                                                             average maturity   5% Aa or Prime 2
                            ------------------------------------------------------------------------------------------------------
                            Short-Term                Maximum current income, consistent     0-1 year          B to Aaa; max
                                                      with preservation of capital and                         10% below Baa
                                                      daily liquidity
                            ------------------------------------------------------------------------------------------------------
                            Low Duration              Maximum total return consistent        1-3 years         B to Aaac max-
                                                      with preservation of capital                             10% below Baa
                                                      and prudent investment management
           -----------------------------------------------------------------------------------------------------------------------
           INTERMEDIATE-
           TERM
           BOND FUNDS       High Yield                Maximum total return, consistent       2-6 years         B to Aaa; min
                                                      with preservation of capital                             65% below Baa
                                                      and prudent investment management
                            ------------------------------------------------------------------------------------------------------
                            Total Return              Maximum total return, consistent       3-6 years         B to Aaa; max
                                                      with preservation of capital                             10% below Baa
                                                      and prudent investment management
                            ------------------------------------------------------------------------------------------------------
                            Real Return Bond          Maximum real return, consistent        Not applicable,   A to Aaa
                                                      with preservation of real capital      but see Fund
                                                      and prudent investment management      description
           -----------------------------------------------------------------------------------------------------------------------
           LONG-TERM BOND
            FUND            Long-Term U.S. Government Maximum total return, consistent       greater than or   A to Aaa
                                                      with preservation of capital           equal to 8 years
                                                      and prudent investment management
           -----------------------------------------------------------------------------------------------------------------------
           INTERNATIONAL    Foreign Bond              Maximum total return, consistent       3-6 years         B to Aaa; max
           BOND FUNDS                                 with preservation of capital                             10% below Baa
                                                      and prudent investment management
                                                      (non-U.S.)
                            ------------------------------------------------------------------------------------------------------
                            Global Bond II            Maximum total return, consistent       3-6 years         B to Aaa; max
                                                      with preservation of capital (U.S.                       10% below Baa
                                                      and non-U.S.)
                            ------------------------------------------------------------------------------------------------------
                            Emerging Markets Bond     Maximum total return, consistent       0-8 years         B to Aaa
                                                      with preservation of capital
                                                      and prudent investment management
                                                      (non-U.S.)
           -----------------------------------------------------------------------------------------------------------------------
           TAX EXEMPT FUND  Municipal Bond            High current income exempt from        3-10 years        Ba to Aaa; max
                                                      federal income tax, consistent with                      10% below Baa
                                                      preservation of capital
           -----------------------------------------------------------------------------------------------------------------------
           EQUITY FUND      StocksPLUS(/2/)           Total return which exceeds that of the 0-1 year          B to Aaa; max
                                                      S&P 500                                                  10% below Baa

            1. As rated by Moody's Investors Service, Inc., or if unrated, de-termined to be of comparable quality. For specific information concerning the credit quality of the securities in each Fund's portfolio, see "Investment Objectives and Policies."
            2. The StocksPLUS Fund may invest all of its assets in stock index futures backed by short-term bonds.
                                                      April 1, 1998 Prospectus

                                     CLASS A     CLASS B     CLASS C
                                     SHARES      SHARES      SHARES
                 ------------------------------------------------------
SHAREHOLDER    MAXIMUM INITIAL SALES
TRANSACTION    CHARGE IMPOSED ON
EXPENSES       PURCHASES
                (as a percentage of
                offering price at time
                of purchase)
                 LONG-TERM U.S.
                  GOVERNMENT, EMERGING
                  MARKETS BOND,
                  FOREIGN BOND, GLOBAL
                  BOND II, HIGH YIELD
                  AND TOTAL RETURN
                  FUNDS                   4.50%       None        None
                 REAL RETURN BOND, LOW
                  DURATION, MUNICIPAL
                  BOND AND STOCKSPLUS
                  FUNDS                   3.00%       None        None
                 SHORT-TERM FUND          2.00%       None        None
                 MONEY MARKET FUND         None(/1/)  None        None
                     ------------------------------------------------------
               MAXIMUM SALES CHARGE
                IMPOSED ON REINVESTED
                DIVIDENDS
                (as a percentage of
                net asset value at
                time of purchase)          None       None        None
                     ------------------------------------------------------
               MAXIMUM CONTINGENT
                DEFERRED SALES CHARGE
                ("CDSC")
                (as a percentage of
                original purchase
                price)                       1%(/2/)    5%(/3/)     1%(/4/)
                     ------------------------------------------------------
               EXCHANGE FEE                None(/1/)  None        None





            1. Regular sales charges apply when Class A shares of the Money Market Fund (on which no sales charge was paid at time of pur-chase) are exchanged for shares of any other Fund.
            2. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of pur-chase. See "Alternative Purchase Arrangements" in this Prospectus.
            3. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines ac-cording to the schedule set forth under "Alternative Purchase Ar-rangements--Deferred Sales Charge Alternative--Class B Shares" in this Prospectus.
            4. The CDSC on Class C shares is imposed only on shares redeemed in the first year.

                                                                            EXAMPLE: You would       EXAMPLE: You would
                                                                            pay the following        pay the following
                                                                            expenses on a $1,000     expenses
                                                                            investment assuming      on a $1,000
                                                                            (1) 5% annual return     investment
                                                                            and (2) redemption       assuming (1) 5%
                                  ANNUAL FUND OPERATING EXPENSES            at the end of each       annual return and
CLASS A                 (As a percentage of average net assets):            time period:             (2) no redemption:
SHARES
                                                                 TOTAL
                                            ADMINI-              FUND
                                  ADVISORY  STRATIVE  12B-1      OPERATING  YEAR               YEAR
           FUND                   FEE       FEE       FEES(/1/)  EXPENSES   1    3   5    10   1    3   5    10
              ---------------------------------------------------------------------------------------------------
           MONEY MARKET           .15%      .35%      .10(2)%     .60(3)%   $ 6  $19 $ 33 $ 75 $ 6  $19 $ 33 $ 75
              ---------------------------------------------------------------------------------------------------
           SHORT-TERM             .25       .35       .25         .85        29   47   66  123  29   47   66  123
              ---------------------------------------------------------------------------------------------------
           LOW DURATION           .25       .40       .25         .90        39   58   78  137  39   58   78  137
              ---------------------------------------------------------------------------------------------------
           HIGH YIELD             .25       .40       .25         .90        54   72   93  151  54   72   93  151
              ---------------------------------------------------------------------------------------------------
           TOTAL RETURN           .25       .40       .25         .90        54   72   93  151  54   72   93  151
              ---------------------------------------------------------------------------------------------------
           REAL RETURN BOND       .25       ,40       .25         .90        39   58   78  137  39   58   78  137
              ---------------------------------------------------------------------------------------------------
           LONG-TERM U.S.
           GOVERNMENT             .25       .40       .25         .90        54   72   93  151  54   72   93  151
              ---------------------------------------------------------------------------------------------------
           FOREIGN BOND           .25       .45       .25         .95        54   74   95  156  54   74   95  156
              ---------------------------------------------------------------------------------------------------
           GLOBAL BOND II         .25       .45       .25         .95        54   74   95  156  54   74   95  156
              ---------------------------------------------------------------------------------------------------
           EMERGING MARKETS BOND  .45       .55       .25        1.25        57   83  111  189  57   83  111  189
              ---------------------------------------------------------------------------------------------------
           MUNICIPAL BOND         .25       .35       .25         .85        38   56  N/A  N/A  38   56  N/A  N/A
              ---------------------------------------------------------------------------------------------------
           STOCKSPLUS             .40       .40       .25        1.05        40   62   86  154  40   62   86  154
              ---------------------------------------------------------------------------------------------------




            1. 12b-1 fees represent servicing fees which are paid to the Dis-tributor and repaid to participating brokers, certain banks and other financial intermediaries. See "Distributor and Distribution and Servicing Plans."
            2. The Distributor has voluntarily undertaken to reduce the 12b-1 fee it receives with respect to the Money Market Fund to .10% of the Fund's average daily net assets until further notice. Absent such undertaking, the 12b-1 fee would be .20% of the Fund's aver-age daily net assets.
            3. Absent the undertaking noted, the "Total Fund Operating Ex-penses" for the Money Market Fund would be .70% of the Fund's av-erage daily net assets.

 PIMCO Funds: Pacific Investment Management Series
4

                                                                                EXAMPLE: You would EXAMPLE: You would
                                                                                pay the following  pay the following
                                                                                expenses on a      expenses on a
                                                                                $1,000 investment  $1,000 investment
                                                                                assuming (1) 5%    assuming (1) 5%
                                                                                annual return and  annual return and
                                                                                (2) redemption at  (2) no redemption:
                                  ANNUAL FUND OPERATING EXPENSES                the end of each
                                  (As a percentage of average net assets):      time period:
                                                                         TOTAL
                                                  ADMINI-                FUND
                                       ADVISORY   STRATIVE   12B-1      OPERATING  YEAR                      YEAR
           FUND                        FEE        FEE        FEES(/1/)  EXPENSES   1      3     5      10    1     3     5     10
              ---------------------------------------------------------------------------------------------------------------------
           MONEY MARKET                 .15%       .35%       1.00%       1.50%   $65    $77   $102   $143   $15   $47  $ 82  $143
              --------------------------------------------------------------------------------------------------------------------
           SHORT-TERM                   .25        .35        1.00        1.60     66     80    107    160    16    50    87   160
              --------------------------------------------------------------------------------------------------------------------
           LOW DURATION                 .25        .40        1.00        1.65     67     82    110    166    17    52    90   166
CLASS B       --------------------------------------------------------------------------------------------------------------------
SHARES     HIGH YIELD                   .25        .40        1.00        1.65     67     82    110    166    17    52    90   166
              --------------------------------------------------------------------------------------------------------------------
           TOTAL RETURN                 .25        .40        1.00        1.65     67     82    110    166    17    52    90   166
              --------------------------------------------------------------------------------------------------------------------
           REAL RETURN BOND             .25        .40        1.00        1.65     67     82    110    166    17    52    90   166
              --------------------------------------------------------------------------------------------------------------------
           LONG-TERM U.S.
           GOVERNMENT                   .25        .40        1.00        1.65     67     82    110    166    17    52    90   166
              --------------------------------------------------------------------------------------------------------------------
           FOREIGN BOND                 .25        .45        1.00        1.70     67     84    112    171    17    54    92   171
              --------------------------------------------------------------------------------------------------------------------
           GLOBAL BOND II               .25        .45        1.00        1.70     67     84    112    171    17    54    92   171
              --------------------------------------------------------------------------------------------------------------------
           EMERGING MARKETS BOND        .45        .55        1.00        2.00     70     93    128    204    20    63   108   204
              --------------------------------------------------------------------------------------------------------------------
           MUNICIPAL BOND               .25        .35        1.00        1.60     66     80    N/A    N/A    16    50   N/A   N/A
              --------------------------------------------------------------------------------------------------------------------
           STOCKSPLUS                   .40        .40        1.00        1.80     68     87    117    182    18    57    97   182
              --------------------------------------------------------------------------------------------------------------------

            1. 12b-1 fees which equal or are less than .25% represent servic-ing fees which are paid to the Distributor and repaid to partici-pating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."
                                                      April 1, 1998 Prospectus

                                                                                          EXAMPLE: You would  EXAMPLE: You
                                                                                          pay the following   would pay the
                                                                                          expenses on a       following
                                                                                          $1,000 investment   expenses on a
                                                                                          assuming (1) 5%     $1,000 investment
                                                                                          annual return and   assuming (1) 5%
                                                                                          (2) redemption at   annual return and
                                                                                          the end of each     (2) no
                                  ANNUAL FUND OPERATING EXPENSES                          time period:        redemption:
                                  (As a percentage of average net assets):
 CLASS C                                                                 TOTAL
 SHARES                                      ADMINI-                     FUND
                                  ADVISORY   STRATIVE   12B-1            OPERATING    YEAR                 YEAR
           FUND                   FEE        FEE        FEES(/1/)        EXPENSES     1     3    5    10   1      3    5    10
              -------------------------------------------------------------------------------------------------------------------
           MONEY MARKET           .15%       .35%        .10(/2/)%        .60(/3/)%  $16   $19  $ 33  $ 75  $ 6   $19  $33  $ 75
              -------------------------------------------------------------------------------------------------------------------
           SHORT-TERM             .25        .35         .55(/2/)        1.15(/3/)    22    37    63   140   12    37   63   140
              -------------------------------------------------------------------------------------------------------------------
           LOW DURATION           .25        .40         .75             1.40         24    44    77   168   14    44   77   168
              -------------------------------------------------------------------------------------------------------------------
           HIGH YIELD             .25        .40        1.00             1.65         27    52    90   195   17    52   90   195
              -------------------------------------------------------------------------------------------------------------------
           TOTAL RETURN           .25        .40        1.00             1.65         27    52    90   195   17    52   90   195
              -------------------------------------------------------------------------------------------------------------------
           REAL RETURN BOND       .25        .40         .75(/2/)        1.40(/3/)    24    44    77   168   14    44   77   168
              -------------------------------------------------------------------------------------------------------------------
           LONG-TERM U.S.
           GOVERNMENT             .25        .40        1.00             1.65         27    52    90   195   17    52   90   195
              ------------------------------------------------------------------------------------------------------------------
           FOREIGN BOND           .25        .45        1.00             1.70         27    54    92   201   17    54   92   201
              -------------------------------------------------------------------------------------------------------------------
           GLOBAL BOND II         .25        .45        1.00             1.70         27    54    92   201   17    54   92   201
              -------------------------------------------------------------------------------------------------------------------
           EMERGING MARKETS BON   .45        .55        1.00             2.00         30    63   108   233   20    63  108   233
              -------------------------------------------------------------------------------------------------------------------
           MUNICIPAL BOND         .25        .35        1.00             1.60         26    50   N/A   N/A   16    50  N/A   N/A
              -------------------------------------------------------------------------------------------------------------------
           STOCKSPLUS             .40        .40         .75(/2/)        1.55(/3/)    26    49    84   185   16    49   84   185
              -------------------------------------------------------------------------------------------------------------------



            1. 12b-1 fees which equal or are less than .25% represent servic-ing fees which are paid to the Distributor and repaid to partici-pating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."
            2. The Distributor has voluntarily undertaken to reduce the 12b-1 fee it may receive with respect to each of the Real Return Bond, Short-Term, Money Market and StocksPLUS Funds to the following an-nual rates based on the Fund's average daily net assets until fur-ther notice: Real Return Bond--.75%; Short-Term--.55%; Money Mar-ket--.10%; and StocksPLUS--.75%. Absent such undertakings, the 12b-1 fee for each such Fund would be as follows: Real Return Bond--1.00%; Short-Term--1.00%; Money Market--.20%; and StocksPLUS--1.00%.
            3. Absent the undertakings noted, the "Total Fund Operating Ex-penses" for the Real Return Bond, Short-Term, Money Market and StocksPLUS Funds would be as follows (based on average daily net assets): Real Return Bond--1.65%; Short-Term--1.60%; Money Mar-ket--.70%; and StocksPLUS--1.80%.

     The purpose of the foregoing tables is to assist investors in un-derstanding the various costs and expenses of the Trust that are borne directly or indirectly by Class A, Class B and Class C shareholders of the Funds. The information is based upon each Funds' current fees and expenses. The Examples for Class A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of the Trust may, depend-ing on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permit-ted by relevant rules of the National Association of Securities Dealers, Inc.

      NOTE: THE FIGURES SHOWN IN THE EXAMPLES ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EX-PENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

 PIMCO Funds: Pacific Investment Management Series
6

                      (This page left blank intentionally)

                                                     April 1, 1998 Prospectus  7

            Financial Highlights

            The following information regarding selected per share data and ratios for shares of certain of the Funds is part of the Trust's audited financial statements, which are included in the Trust's Annual Report dated March 31, 1997, and the Trust's unaudited fi-nancial statements, which are included in the Trust's Semiannual Report dated September 30, 1997, both of which are incorporated by reference in the Statement of Additional Information. The Trust's audited financial statements and selected per share data and ra-tios appearing below have been examined by Price Waterhouse LLP, independent accountants, whose opinion thereon is also included in the Annual Report, which may be obtained without charge. The Trust's Semiannual Report also may be obtained without charge. In-formation is presented for each Fund described herein which had investment operations during the reporting periods. Information regarding the Global Bond Fund II reflects the operational history of the Global Income Fund, a former series of PIMCO Advisors Funds that was reorganized as a series of the Trust on January 17, 1997. Information for the Global Bond Fund II for the period ended Sep-tember 30, 1996, has been audited by that Fund's former indepen-dent accountants.

               Selected data for a share outstanding throughout each period:

                 NET ASSET                 NET REALIZED  TOTAL INCOME DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS DISTRIBUTIONS
        YEAR OR    VALUE      NET         AND UNREALIZED (LOSS) FROM   FROM NET  EXCESS OF NET   FROM NET    IN EXCESS OF
         PERIOD  BEGINNING INVESTMENT     GAIN (LOSS) ON  INVESTMENT  INVESTMENT  INVESTMENT     REALIZED    NET REALIZED
         ENDED   OF PERIOD   INCOME        INVESTMENTS    OPERATIONS    INCOME      INCOME     CAPITAL GAINS CAPITAL GAINS
--------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
 Class A
   09/30/97(*)      $ 1.00     $0.03(+)(b)      $ 0.00 (+)    $0.03       $(0.03)     $ 0.00         $0.00         $0.00
   03/31/97(a)        1.00      0.01              0.00         0.01        (0.01)       0.00          0.00          0.00
 Class B
   09/30/97(*)        1.00      0.02(+)           0.00 (+)     0.02        (0.02)       0.00          0.00          0.00
   03/31/97(a)        1.00      0.01              0.00         0.01        (0.01)       0.00          0.00          0.00
 Class C
   09/30/97(*)        1.00      0.03(+)(c)        0.00 (+)     0.03        (0.03)       0.00          0.00          0.00
   03/31/96(a)        1.00      0.01              0.00         0.01        (0.01)       0.00          0.00          0.00
SHORT-TERM FUND
 Class A
   09/30/97(*)      $10.00     $0.29(+)         $ 0.08 (+)    $0.37       $(0.29)     $ 0.00         $0.00         $0.00
   03/31/97(d)       10.04      0.10             (0.03)        0.07        (0.10)      (0.01)         0.00          0.00
 Class B
   09/30/97(*)       10.00      0.26(+)           0.08 (+)     0.34        (0.26)       0.00          0.00          0.00
   03/31/97(d)       10.04      0.09             (0.03)        0.06        (0.10)       0.00          0.00          0.00
 Class C
   09/30/97(*)       10.00      0.27(+)(e)        0.08 (+)     0.35        (0.27)       0.00          0.00          0.00
   03/31/97(d)       10.04      0.09             (0.03)        0.06        (0.10)       0.00          0.00          0.00
LOW DURATION FUND
 Class A
   09/30/97(*)      $ 9.98     $0.29(+)         $ 0.22 (+)    $0.51       $(0.29)     $ 0.00         $0.00         $0.00
   03/31/97(a)       10.02      0.12             (0.03)        0.09        (0.12)      (0.01)         0.00          0.00
 Class B
   09/30/97(*)        9.98      0.25(+)           0.22 (+)     0.47        (0.25)       0.00          0.00          0.00
   03/31/97(a)       10.02      0.10             (0.03)        0.07        (0.11)       0.00          0.00          0.00
 Class C
   09/30/97(*)        9.98      0.27(+)           0.21 (+)     0.48        (0.26)       0.00          0.00          0.00
   03/31/97(a)       10.02      0.11             (0.03)        0.08        (0.11)      (0.01)         0.00          0.00
HIGH YIELD FUND
 Class A
   9/30/97(*)       $11.10     $0.48(+)         $ 0.52 (+)    $1.00       $(0.48)     $ 0.00         $0.00         $0.00
   3/31/97(a)        11.18      0.17             (0.05)        0.12        (0.20)       0.00          0.00          0.00
 Class B
   9/30/97(*)        11.10      0.44(+)           0.52 (+)     0.96        (0.44)       0.00          0.00          0.00
   3/31/97(a)        11.18      0.15             (0.05)        0.10        (0.18)       0.00          0.00          0.00
 Class C
   9/30/97(*)        11.10      0.44(+)           0.52 (+)     0.96        (0.44)       0.00          0.00          0.00
   3/31/97(a)        11.18      0.15             (0.05)        0.10        (0.18)       0.00          0.00          0.00

-------
(+)Per share amounts based on average number of shares outstanding during the period.
(*)Unaudited.

(a)From commencement of operations, January 13, 1997.

(b)Reflects voluntary waiver of distribution fee of $14,946 (.00 per share) by the Distributor.

(c)Reflects voluntary waiver of distribution fee of $30,556 (.00 per share) by the Distributor.

(d)From commencement of operations, January 20, 1997.

(e)Reflects voluntary waiver of distribution fee of $5,771 (.02 per share) by the Distributor.


 PIMCO Funds: Pacific Investment Management Series
8

                                                                    RATIO OF NET
                          NET ASSET        NET ASSETS  RATIO OF      INVESTMENT
TAX BASIS                   VALUE             END     EXPENSES TO    INCOME TO    PORTFOLIO
  RETURN        TOTAL        END    TOTAL  OF PERIOD    AVERAGE       AVERAGE     TURNOVER
OF CAPITAL  DISTRIBUTIONS OF PERIOD RETURN  (000'S)   NET ASSETS     NET ASSETS     RATE
-------------------------------------------------------------------------------------------
  $0.00        $(0.03)     $ 1.00    2.52%  $ 44,690     0.60%+(f)      5.05%+(g)    N/A
   0.00         (0.01)       1.00    1.01     43,589     0.57+          4.44+        N/A

   0.00         (0.02)       1.00    2.09      2,584     1.50+          4.12+        N/A
   0.00         (0.01)       1.00    0.83      3,143     1.41+          3.62+        N/A

   0.00         (0.03)       1.00    2.52     59,700     0.60+(f)       5.04+(h)     N/A
   0.00         (0.01)       1.00    1.02     85,398     0.58+          4.47+        N/A


  $0.00        $(0.29)     $10.08    3.71%  $  7,554     0.85%+         5.57%+        24%
   0.00         (0.11)      10.00    0.66      2,533     0.86+          5.07+         77

   0.00         (0.26)      10.08    3.44        609     1.60+          4.95+         24
   0.00         (0.10)      10.00    0.58        114     1.62+          4.83+         77

   0.00         (0.27)      10.08    3.56      3,721     1.15+(i)       5.31+(j)      24
   0.00         (0.10)      10.00    0.63      1,359     1.14+          4.78+         77


  $0.00        $(0.29)     $10.20    5.17%  $ 72,176     0.90%+         5.66%+       132%
   0.00         (0.13)       9.98    0.85     59,348     0.91+          5.84+        240

   0.00         (0.25)      10.20    4.77      8,487     1.65+          4.95+        132
   0.00         (0.11)       9.98    0.68      6,296     1.67+          5.03+        240

   0.00         (0.26)      10.20    4.91     59,625     1.40+          5.32+        132
   0.00         (0.12)       9.98    0.75     63,606     1.42+          5.36+        240


  $0.00        $(0.48)     $11.62    9.18%  $ 49,258     0.90%+         8.43%+        17%
   0.00         (0.20)      11.10    1.06     28,873     0.92+          8.28+         67

   0.00         (0.44)      11.62    8.77    100,636     1.65+          7.68+         17
   0.00         (0.18)      11.10    0.86     60,269     1.67+          7.52+         67

   0.00         (0.44)      11.62    8.78    242,856     1.65+          7.71+         17
   0.00         (0.18)      11.10    0.88    205,297     1.68+          7.56+         67

-------

 +Annualized.

(f)The Ratio of Expenses to Average Net assets without the waiver would have been 0.70%.

(g)The Ratio of Net Investment Income to Average Net assets without the waiver would have been 4.95%.

(h)The Ratio of Net Investment Income to Average Net assets without the waiver would have been 4.94%.

(i)The Ratio of Expenses to Average Net assets without the waiver would have been 1.60%.

(j)The Ratio of Net Investment Income to Average Net assets without the waiver would have been 4.86%.
                                                      April 1, 1998 Prospectus

                    NET ASSET                  NET REALIZED  TOTAL INCOME DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS DISTRIBUTIONS
        YEAR OR       VALUE      NET          AND UNREALIZED (LOSS) FROM   FROM NET  EXCESS OF NET   FROM NET    IN EXCESS OF
         PERIOD     BEGINNING INVESTMENT      GAIN (LOSS) ON  INVESTMENT  INVESTMENT  INVESTMENT     REALIZED    NET REALIZED
         ENDED      OF PERIOD   INCOME         INVESTMENTS    OPERATIONS    INCOME      INCOME     CAPITAL GAINS CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
 Class A
    09/30/97(*)         $10.27     $ 0.30 (+)        $ 0.46 (+)    $ 0.76      $(0.30)      $0.00        $ 0.00         $0.00
    03/31/97(a)          10.40       0.12             (0.12)         0.00       (0.13)       0.00          0.00          0.00
 Class B
    09/30/97(*)          10.27       0.26 (+)          0.46 (+)      0.72       (0.26)       0.00          0.00          0.00
    03/31/97(a)          10.40       0.11             (0.12)        (0.01)      (0.12)       0.00          0.00          0.00
 Class C
    09/30/97(*)          10.27       0.26 (+)          0.46 (+)      0.72       (0.26)       0.00          0.00          0.00
    03/31/97(a)          10.40       0.11             (0.12)        (0.01)      (0.12)       0.00          0.00          0.00
REAL RETURN BOND FUND
 Class A
    09/30/97(*)         $ 9.93     $ 0.21 (+)        $ 0.02 (+)    $ 0.23      $(0.21)      $0.00        $ 0.00         $0.00
    03/31/97(k)          10.00       0.11 (+)         (0.10)(+)      0.01       (0.08)       0.00          0.00          0.00
 Class B
    09/30/97(*)           9.93       0.18 (+)          0.02 (+)      0.20       (0.18)       0.00          0.00          0.00
    03/31/97(k)          10.00       0.09             (0.10)        (0.01)      (0.06)       0.00          0.00          0.00
 Class C
    09/30/97(*)           9.93       0.19 (+)(l)       0.02 (+)      0.21       (0.19)       0.00          0.00          0.00
    03/31/97(k)          10.00       0.09             (0.10)        (0.01)      (0.06)       0.00          0.00          0.00
LONG-TERM U.S. GOVERNMENT FUND
 Class A
    9/30/97(*)          $ 9.39     $ 0.29 (+)        $ 0.75 (+)    $ 1.04      $(0.29)      $0.00        $ 0.00         $0.00
    3/31/97(d)            9.67       0.32             (0.47)        (0.15)      (0.13)       0.00          0.00          0.00
 Class B
    9/30/97(*)            9.39       0.25 (+)          0.75 (+)      1.00       (0.25)       0.00          0.00          0.00
    3/31/97(d)            9.67       0.29             (0.47)        (0.18)      (0.10)       0.00          0.00          0.00
 Class C
    9/30/97(*)            9.39       0.25 (+)          0.75 (+)      1.00       (0.25)       0.00          0.00          0.00
    3/31/97(d)            9.67       0.29             (0.47)        (0.18)      (0.10)       0.00          0.00          0.00
FOREIGN BOND FUND
 Class A
    9/30/97(*)          $10.41     $ 0.22 (+)        $ 0.47 (+)    $ 0.69      $(0.21)      $0.00        $ 0.00         $0.00
    3/31/97(d)           10.59       0.59             (0.72)        (0.13)      (0.05)       0.00          0.00          0.00
 Class B
    9/30/97(*)           10.41       0.18 (+)          0.47 (+)      0.65       (0.17)       0.00          0.00          0.00
    3/31/97(d)           10.59       0.58             (0.72)        (0.14)      (0.04)       0.00          0.00          0.00
 Class C
    9/30/97(*)           10.41       0.18 (+)          0.46 (+)      0.64       (0.16)       0.00          0.00          0.00
    3/31/97(d)           10.59       0.58             (0.72)        (0.14)      (0.14)       0.00          0.00          0.00
GLOBAL BOND FUND II
 Class A
    09/30/97(*)         $10.84     $ 0.26 (+)        $ 0.54 (+)    $ 0.80      $(0.25)      $0.00        $ 0.00         $0.00
    10/01/96--03/31/97   10.96       0.66             (0.16)         0.50       (0.22)       0.00         (0.40)         0.00
    09/30/96(m)          10.00       0.32 (n)          0.95          1.27       (0.31)       0.00          0.00          0.00
 Class B
    09/30/97(*)          10.84       0.21 (+)          0.55 (+)      0.76       (0.21)       0.00          0.00          0.00
    10/01/96--03/31/97   10.96       0.62             (0.16)         0.46       (0.18)       0.00         (0.40)         0.00
    09/30/96(m)          10.00       0.30 (n)          0.92          1.22       (0.26)       0.00          0.00          0.00
 Class C
    09/30/97(*)          10.84       0.20 (+)          0.56 (+)      0.76       (0.21)       0.00          0.00          0.00
    10/01/96--03/31/97   10.96       0.62             (0.16)         0.46       (0.18)       0.00         (0.40)         0.00
    09/30/96(m)          10.00       0.30 (n)          0.92          1.22       (0.26)       0.00          0.00          0.00
EMERGING MARKETS BOND FUND
 Class A
    9/30/97(*)(o)       $10.00     $ 0.11 (+)        $ 0.04 (+)    $ 0.15      $(0.11)      $0.00        $ 0.00         $0.00
 Class B
    9/30/97(*)(o)        10.00       0.09 (+)          0.04 (+)      0.13       (0.09)       0.00          0.00          0.00
 Class C
    9/30/97(*)(o)        10.00       0.09 (+)          0.04 (+)      0.13       (0.09)       0.00          0.00          0.00
STOCKSPLUS FUND
 Class A
    09/30/97(*)         $11.46     $ 1.12 (+)        $ 1.89 (+)    $ 3.01      $(0.30)      $0.00        $ 0.00         $0.00
    03/31/97(d)          11.91      (0.10)            (0.20)        (0.30)      (0.15)       0.00          0.00          0.00
 Class B
    09/30/97(*)          11.44       1.08 (+)          1.89 (+)      2.97       (0.27)       0.00          0.00          0.00
    03/31/97(d)          11.91      (0.13)            (0.20)        (0.33)      (0.14)       0.00          0.00          0.00
 Class C
    09/30/97(*)          11.45       1.09 (+)(p)       1.89 (+)      2.98       (0.28)       0.00          0.00          0.00
    03/31/97(d)          11.91      (0.12)            (0.20)        (0.32)      (0.14)       0.00          0.00          0.00

--------------

(k)From commencement of operations, January 29, 1997.

(l)Reflects voluntary waiver of distribution fee of $586 (.01 per share) by the Distributor.

(m)From commencement of operations, October 2, 1995.

(n)Reflects voluntary waiver of investment advisory fee of $12,041 (.01 per share) by the Advisor.

(o)From commencement of operations, July 31, 1997.

(p)Reflects voluntary waiver of distribution fee of $40,185 (.02 per share) by the Distributor.

10
 PIMCO Funds: Pacific Investment Management Series

                                                                    RATIO OF NET
                          NET ASSET         NET ASSETS  RATIO OF     INVESTMENT
TAX BASIS                   VALUE              END     EXPENSES TO   INCOME TO    PORTFOLIO
  RETURN        TOTAL        END    TOTAL   OF PERIOD    AVERAGE      AVERAGE     TURNOVER
OF CAPITAL  DISTRIBUTIONS OF PERIOD RETURN   (000'S)   NET ASSETS    NET ASSETS     RATE
-------------------------------------------------------------------------------------------
  $0.00        $(0.30)     $10.73    7.52%   $241,075     0.90%+         5.68%+        85%
   0.00         (0.13)      10.27    0.02     115,742     0.91+          6.08+        173

   0.00         (0.26)      10.73    7.11     107,136     1.65+          4.95+         85
   0.00         (0.12)      10.27   (0.10)     74,130     1.67+          5.28+        173

   0.00         (0.26)      10.73    7.12     342,949     1.65+          5.00+         85
   0.00         (0.12)      10.27   (0.11)    329,104     1.67+          5.32+        173


  $0.00        $(0.21)     $ 9.95    2.33%   $    652     0.91%+         4.20%+       341%
   0.00         (0.08)       9.93    0.15           1     0.90+          6.14+        160

   0.00         (0.18)       9.95    2.07         926     1.66+          3.59+        341
   0.00         (0.06)       9.93   (0.08)        509     1.59+          3.43+        160

   0.00         (0.19)       9.95    2.17         508     1.41+(q)       3.85+(r)     341
   0.00         (0.06)       9.93   (0.07)        148     1.62+          5.13+        160


  $0.00        $(0.29)     $10.14   11.19%   $  2,720     0.90%+         5.78%+       150%
   0.00         (0.13)       9.39   (1.72)      1,204     1.12+          6.91+        402

   0.00         (0.25)      10.14   10.76       1,994     1.65+          4.93+        150
   0.00         (0.10)       9.39   (1.92)        454     1.87+          4.95+        402

   0.00         (0.25)      10.14   10.77       1,499     1.65+          4.93+        150
   0.00         (0.10)       9.39   (1.83)        275     1.88+          5.52+        402


  $0.00        $(0.21)     $10.89    6.65%   $  3,309     0.95%+         4.12%+        64%
   0.00         (0.05)      10.41   (1.21)        704     0.97+          4.95+        984

   0.00         (0.17)      10.89    6.23       6,205     1.70+          3.39+         64
   0.00         (0.04)      10.41   (1.34)      1,221     1.75+          3.73+        984

   0.00         (0.16)      10.89    6.23       9,572     1.70+          3.33+         64
   0.00         (0.04)      10.41   (1.32)      1,788     1.76+          4.09+        984


  $0.00        $(0.25)     $11.39    7.44%   $  8,761     0.95%+         4.51%+       133%
   0.00         (0.62)      10.84    4.55       7,652     2.05+          5.60+        307
   0.00         (0.31)      10.96   15.01       7,360     1.27(s)        4.88(t)    1,246

   0.00         (0.21)      11.39    7.04       4,474     1.70+          3.70+        133
   0.00         (0.58)      10.84    4.17       3,925     2.57+          4.22+        307
   0.00         (0.26)      10.96   14.54       3,240     2.49(s)        4.09(t)    1,246

   0.00         (0.21)      11.39    7.05       5,550     1.70+          3.67+        133
   0.00         (0.58)      10.84    4.17       5,323     2.43+          4.14+        307
   0.00         (0.26)      10.96   14.54       3,459     2.49(s)        4.09(t)    1,246


  $0.00        $(0.11)     $10.04    1.50%   $    144     1.25%+         5.81%+       312%

   0.00         (0.09)      10.04    1.34          58     2.00+          4.70+        312

   0.00         (0.09)      10.04    1.35          80     2.00+          4.11+        312


  $0.00        $(0.30)     $14.17   26.38%   $ 34,474     1.05%+         5.21%+        14%
   0.00         (0.15)      11.46   (2.59)      5,790     1.10+        (10.69)+        47

   0.00         (0.27)      14.14   26.01      44,617     1.80+         13.95 +        14
   0.00         (0.14)      11.44   (2.81)      8,281     1.88+        (15.13)+        47

   0.00         (0.28)      14.15   26.08      51,686     1.55+(u)      14.27+(v)      14
   0.00         (0.14)      11.45   (2.71)     11,254     1.65+        (12.79)+        47

-------

 +Annualized.

(q)The Ratio of Expenses to Average Net assets without the waiver would have been 1.66%.

(r)The Ratio of Net Investment Income to Average Net Assets without the waiver would have been 3.60%.

(s)The Ratio of Expenses to Average Net Assets without the waiver would have been 1.57%.

(t)The Ratio of Net Investment Income to Average Net Assets without the waiver would have been 4.58%.

(u)The Ratio of Expenses to Average Net assets without the waiver would have been 1.80%.

(v)The Ratio of Net Investment Income to Average Net assets without the waiver would have been 14.02%.
                                                      April 1, 1998 Prospectus

            Investment Objectives and Policies
            The investment objective and general investment policies of each Fund are described below. There can be no assurance that the in-vestment objective of any Fund will be achieved. For temporary, defensive or emergency purposes, a Fund may invest without limit in U.S. debt securities, including short-term money market securi-ties, when in the opinion of the Advisor it is appropriate to do so. It is impossible to predict for how long such alternative strategies will be utilized. The value of all securities and other instruments held by the Funds will vary from time to time in re-sponse to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary, except that the Money Market Fund will attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that the Fund will be successful in doing so.
               The investment objective of the Global Bond Fund II described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change approved by a shareholder vote, shareholders should con-sider whether the Fund remains an appropriate investment in light of their then current financial position and needs.
               Specific portfolio securities eligible for purchase by the
            Funds, investment techniques that may be used by the Funds, and the risks associated with these securities and techniques are de-scribed more fully under "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Ob-jectives and Policies" in the Statement of Additional Information.


FIXED       With the exception of the StocksPLUS Fund, each remaining Fund
INCOME      (together, the "Fixed Income Funds") differs from the others pri-
FUND        marily  in the length of the Fund's duration or the proportion of
DES-        its investments in certain types of fixed income securities. For a
CRIPTIONS   discussion of the concept of duration, see "Appendix A--Descrip-
            tion of Duration."

               The investment objective of the Global Bond Fund II is to seek maximum total return, consistent with the preservation of capital. The investment objective of the Municipal Bond Fund is to seek high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective of the Municipal Bond Fund. The investment objective of the Real Return Bond Fund is to seek to realize maximum real re-turn, consistent with the preservation of real capital and prudent investment management. For a discussion of "real return," see "To-tal Return and Real Return," below. The investment objective of the Short-Term Fund and the Money Market Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. The Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so. Each of the remaining Fixed Income Funds seeks to maximize total return, con-sistent with preservation of capital and prudent investment man-agement.
               In selecting securities for each Fixed Income Fund, the Advisor utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecast-ing, and other security selection techniques. The proportion of each Fund's assets committed to investment in securities with par-ticular characteristics (such as maturity, type and coupon rate) will vary based on the Advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors.
               Each of the Fixed Income Funds will invest at least 65% of its assets in the following types of securities, which, unless specif-ically provided otherwise in the descriptions of the Funds that follow, may be issued by domestic or foreign entities and denomi-nated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentali-ties ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-in-dexed bonds issued by both governments and corporations; struc-tured notes, including hybrid or "indexed" securities, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repur-chase agreements; debt securities issued by states or local gov-ernments and their agencies, authorities and other instrumentali-ties; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating

12
 PIMCO Funds: Pacific Investment Management Series
            rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary ac-cording to changes in relative values of currencies. Each of the Fixed Income Funds may hold different percentages of its assets in these various types of securities, and each Fund, except the Money Market Fund and the Municipal Bond Fund, may invest all of its as-sets in derivative instruments or in mortgage- or asset-backed se-curities. Each of the Fixed Income Funds, except the Money Market Fund, may adhere to its investment policy by entering into a se-ries of purchase and sale contracts or utilizing other investment techniques by which it may obtain market exposure to the securi-ties in which it primarily invests.
               In addition, each of the Fixed Income Funds may lend its port-
            folio securities to brokers, dealers and other financial institu-tions in order to earn income. Each of the Fixed Income Funds may purchase and sell options and futures subject to the limits dis-cussed below, engage in credit spread trades and enter into for-ward foreign currency contracts.
               Each of the Foreign Bond, Global Bond II, Emerging Markets Bond
            and Real Return Bond Funds will normally invest at least 80% of its total assets in "bonds." For this purpose, each of these Funds considers the various types of debt or fixed income securities in which it invests, as specifically described elsewhere in this Pro-spectus, to be "bonds" as referenced in that Fund's name. The use of this name is not meant to restrict a Fund's investment to the narrow category of debt securities that are formally called "bonds."
               As a non-fundamental, operating policy, the Advisor intends to use foreign currency-related derivative instruments (currency futures and related options, currency options, forward contracts and swap agreements) in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the Fixed Income Funds (other than the Emerging Markets Bond Fund) denominated in currencies other than the U.S. dollar. There can be no assurance that the Advisor will be successful in doing so. The active use of currency derivatives involves transaction costs which may ad-versely effect yield and return.

            The compositions of the Fixed Income Funds differ as follows:

            MONEY MARKET FUND seeks maximum current income consistent with the preservation of capital and daily liquidity. It attempts to achieve this objective by investing at least 95% of its total as-sets, measured at the time of investment, in a diversified portfo-lio of the highest quality money market securities. The Fund may also invest up to 5% of its total assets, measured at the time of investment, in money market securities that are in the second-highest rating category for short-term obligations. The Fund's in-vestments in securities will be limited to U.S. dollar-denominated securities that mature in 397 days or less from the date of pur-chase. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days. The Fund may invest in the following: ob-ligations of the U.S. Government (including its agencies and in-strumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign com-mercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its to-tal assets in securities or obligations issued by U.S. banks.

               The Fund may invest only in securities that comply with the quality, maturity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, which regulates money market funds.

            SHORT-TERM FUND invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally not exceed one year. The Fund may in-vest up to 10% of its assets in fixed income securities that are rated below investment grade (rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard and Poor's Ratings Services ("S&P")) but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). For information on the risks associated with investments in secu-rities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may invest up to 5% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.
                                                      April 1, 1998 Prospectus

            LOW DURATION FUND invests in a diversified portfolio of fixed in-come securities of varying maturities. The average portfolio dura-tion of this Fund will normally vary within a one- to three-year time frame based on the Advisor's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Ap-pendix B--Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign cur-rencies, and may invest beyond this limit in U.S. dollar-denomi-nated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the Total Return Fund because its duration will be shorter.

            HIGH YIELD FUND invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). The remainder of the Fund's assets may be invested in investment grade fixed income securities (i.e., securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, deemed by the Advisor to be of comparable quality). The average portfolio duration of this Fund will normally vary within a two- to six-year time frame depending on the Advisor's view of the potential for total return offered by a particular du-ration strategy. The Fund may invest in securities of foreign is-suers, but only those that are U.S. dollar-denominated. The Fund may also engage in hedging strategies involving equity options.
               Investments in high yield securities, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, also entail greater risk, including the possibility of default or bankruptcy of the issuer of such securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers of high yield securities may be less able to withstand general economic downturns. The Advisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. The value of all fixed income securities, including those held by the Fund, can be expected to change inversely with interest rates. For a further discussion of the special risks of investing in lower rated securities, see "Characteristics and Risks of Securi-ties and Investment Techniques--High Yield Securities ("Junk Bonds")."

            TOTAL RETURN FUND invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securi-ties of varying maturities. The average portfolio duration of this Fund will normally vary within a three- to six-year time frame based on the Advisor's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--De-scription of Securities Ratings." The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated secu-rities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Advisor believes to be relatively undervalued. The total rate of return for this Fund is expected to exhibit less volatility than that of the Long-Term U.S. Government Fund because its duration will normally be shorter.

            REAL RETURN BOND FUND invests under normal circumstances at least 65% of its total assets in inflation-indexed bonds issued by U.S. and foreign governments, their agencies or instrumentalities. All securities purchased by the Fund must be rated at least A by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality), and the Fund will maintain a minimum average quality of Aa. The Fund may invest up to 35% of its assets in other types of fixed income instruments, including securities de-nominated in foreign currencies, (and the Fund may also invest be-yond this limit in U.S. dollar-denominated securities of foreign issuers).

14
 PIMCO Funds: Pacific Investment Management Series

               Inflation-indexed bonds are fixed income securities whose prin-
            cipal value is periodically adjusted according to the rate of in-flation. Such bonds generally are issued at an interest rate lower than non-inflation related bonds, but are expected to retain their value against inflation over time. For a more complete discussion of inflation-indexed bonds, including the risks associated with investing in such securities, see "Characteristics and Risks of Securities and Investment Techniques--Inflation-Indexed Bonds." See "Taxes" for information about the possible tax consequences of investing in the Fund and in inflation-indexed bonds.
               In managing fixed income securities, one of the principal tools generally used by the Advisor is "duration," which is a measure of the expected life of a fixed income security on a present value basis, incorporating a bond's yield, coupon interest payments, fi-nal maturity and call features. See "Appendix A--Description of Duration." Because of the unique features of inflation-indexed bonds, the Advisor utilizes a modified form of duration for the Real Return Bond Fund ("modified real duration") which measures price changes in such bonds as a result of changes in real, rather than nominal, interest rates. Although there is no limit on the modified real duration of the Real Return Bond Fund, it is ex-pected that the average modified real duration of the Fund will normally vary approximately with the range of the average modified real duration of all inflation-indexed bonds issued by the U.S. Treasury in the aggregate.

            LONG-TERM U.S. GOVERNMENT FUND invests in a diversified portfolio of primarily U.S. Government securities, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Advisor deems it appropriate to do so. The Fund will have a minimum aver-age portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years. The total rate of return is expected to exhibit more volatility than that of the other Fixed Income Funds due to the greater investment risk normally associ-ated with longer duration investments. The Long-Term U.S. Govern-ment Fund's investments in fixed income securities are limited to those of U.S. dollar-denominated securities of domestic (U.S.) is-suers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). In addi-tion, the Fund will not acquire a security if, as a result, more than 10% of the Fund's total assets would be invested in securi-ties rated below Aa by Moody's or below AA by S&P, or if more than 25% of the Fund's total assets would be invested in securities rated Aa by Moody's or AA by S&P.

            FOREIGN BOND FUND invests in a portfolio of fixed income securi-ties primarily denominated in major foreign currencies and baskets of foreign currencies (such as the European Currency Unit, or "ECU"). The Advisor will invest the assets of the Fund in a number of international bond markets so that, under normal circumstances, the Fund will invest at least 85% of its assets in securities of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures con-tracts (including related options) with respect to such securi-ties, and options on such securities, when the Advisor deems it appropriate to do so. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, deter-mined by the Advisor to be of comparable quality). Securities rated below investment grade may be referred to colloquially as "junk bonds." For information on the risks associated with invest-ments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The average portfolio dura-tion of this Fund will normally vary within a three- to six-year time frame.

            GLOBAL BOND FUND II invests in a portfolio of fixed income securi-ties denominated in major currencies, baskets of foreign curren-cies (such as the ECU), and the U.S. dollar. Under normal circum-stances, at least 65% of the Fund's assets will be invested in fixed income securities of issuers located in at least three coun-tries (one of which may be the United States), which may be repre-sented by futures contracts (including related options) with re-spect to such securities, and options on such securities, when the Advisor deems it appropriate to do so. Depending on the Advisor's current opinion as to the proper allocation of assets among domes-tic and foreign issuers, investments in the securities of issuers located

                                                                             15
                                                      April 1, 1998 Prospectus
            outside the United States will normally vary between 25% and 75% of the Fund's assets. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, deter-mined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Rat-ings." The average portfolio duration of this Fund will normally vary within a three- to six-year time frame.

              The Foreign Bond Fund differs from the Global Bond Fund II pri-
            marily in the extent to which assets are invested in the securi-ties of issuers located outside the United States. The Advisor will select these Funds' foreign country and currency compositions based on an evaluation of relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Advisor believes to be rele-vant.

            EMERGING MARKETS BOND FUND invests in a portfolio of fixed income securities denominated in foreign currencies and the U.S. dollar. Under normal market conditions, the Fund will invest at least 80% of its assets in fixed income securities of issuers that economi-cally are tied to countries with emerging securities markets. The Fund may invest up to 20% of its assets in other types of fixed income instruments, including securities of issuers located in, or securities denominated in currencies of, countries with developed foreign securities markets. The Fund also may invest up to 10% of its assets in shares of investment companies that invest primarily in emerging market debt securities. The average portfolio duration of the Fund will vary based on the Advisor's view of the potential for total return offered by a particular duration strategy and, under normal market conditions, is not expected to exceed eight years.

               The Advisor has broad discretion to identify and invest in countries that it considers to qualify as emerging securities mar-kets. However, the Advisor generally considers an emerging securi-ties market to be one located in any country that is defined as an emerging or developing economy by any of the following: the Inter-national Bank for Reconstruction and Development (i.e., the World
            Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities. The Fund's investments in emerging market fixed income securities may be represented by futures contracts (including related options) with respect to such securities, options on such securities, eq-uity securities (including common stocks) upon the conversion of convertible securities, or securities the return on which is de-rived primarily from emerging securities markets, when the Advisor deems it appropriate to do so.

               The Fund emphasizes countries with relatively low gross na-
            tional product per capita and with the potential for rapid eco-nomic growth. The Advisor will select the Fund's country and cur-rency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal poli-cies, trade and current account balances, and any other specific factors the Advisor believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Accordingly, the Fund will be particularly susceptible to the effects of polit-ical and economic developments in these regions. This effect may be exacerbated by a relative scarcity of issuers in certain of these markets, which may result in the Fund being highly concen-trated in a small number of issuers. For a further discussion of the special risks of investing in foreign and emerging market countries, see "Characteristics and Risks of Securities and In-vestment Techniques--Foreign Securities."

               The Fund may invest substantially all of its assets in securi-
            ties rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advisor to be of compa-rable quality). Such securities are colloquially referred to as "junk bonds." While these securities generally provide greater po-tential opportunity for capital appreciation and higher yields than investments in higher rated securities, they also entail greater risk, including the possibility of default or bankruptcy of the issuer of the securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers may be less able to withstand general economic downturns affecting the regions in which the Fund invests. The Advisor seeks to reduce risk through diversification, credit analysis and atten-tion to current developments and trends in emerging market econo-mies and markets. The value of all fixed

16
 PIMCO Funds: Pacific Investment Management Series
            income securities, including those held by the Fund, can be ex-pected to change inversely with interest rates. For a further dis-cussion of the special risks of investing in lower rated securi-ties, see "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")."

            MUNICIPAL BOND FUND seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital ap-preciation is a secondary objective. The Fund seeks its objectives by investing in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds gen-erally are issued by states and local governments and their agen-cies, authorities and other instrumentalities. It is a policy of the Fund that, under normal market conditions, at least 80% of its net assets will be invested in Municipal Bonds. The Fund may in-vest up to 20% of its net assets in U.S. Government securities, money market instruments and/or "private activity" bonds. Under normal circumstances, the average portfolio duration of the Munic-ipal Bond Fund will vary within a three- to ten-year time frame, based on the Advisor's forecast for interest rates.

               The Fund may invest up to 10% of its net assets in Municipal
            Bonds or "private activity" bonds which are rated below Baa by Moody's or BBB by S&P but which are rated at least Ba by Moody's or BB by S&P (or, if unrated, determined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Ap-pendix B--Description of Securities Ratings."

EQUITY FUND
DESCRIPTION STOCKSPLUS FUND, as its investment objective, seeks to achieve to-
            tal return which exceeds the total return performance of the Stan-dard & Poor's 500 Composite Stock Price Index ("S&P 500"). StocksPLUS is the name of a proprietary portfolio management strategy which utilizes S&P 500 derivatives in addition to or in place of S&P 500 stocks to equal or exceed the performance of the S&P 500. The Advisor expects that under normal market conditions, the Fund will invest substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed income securities. The Advisor will actively manage the fixed income assets serving as cover for derivatives, as well as any other fixed income assets held by the Fund, with a view toward enhancing the Fund's total return investment performance, subject to an overall portfolio du-ration which is normally not expected to exceed one year. See "Ap-pendix A--Description of Duration."
               The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. S&P chooses the stocks to be included in the S&P 500 solely on a statistical ba-sis. The weightings of stocks in the index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Stocks represented currently in the S&P 500 represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund will seek to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.
               When S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest up to 100% of its assets in a "basket" of S&P 500 stocks. The composition of this basket will be determined by standard statistical techniques that analyze the historical correlation between the return of every stock currently in the S&P 500 and the return on the S&P 500 itself. The Advisor may employ fundamental stock analysis only to choose among stocks that have already satisfied the statistical correlation tests. Stocks chosen for the Fund are not limited to those with any par-ticular weighting in the S&P 500.
               Positions in S&P 500 futures and options on futures will be en-
            tered into only to the extent they constitute permissible posi-tions for the Fund according to applicable rules of the Commodity Futures Trading Commission ("CFTC"). From time to time, the Advi-sor may be constrained in its ability to use S&P 500 derivatives either by requirements of the Internal Revenue Code or by an unan-ticipated inability to close out positions when it would be most advantageous to do so. A large number of investors use S&P 500 de-rivatives for both hedging and speculative purposes, and although generally this helps guarantee a liquid market in those instru-ments, at times liquidity may be limited. For more information about S&P 500 derivatives, see "Characteristics and Risks of Securities and Investment Tech-niques--Derivative Instruments."

                                                                             17
                                                      April 1, 1998 Prospectus

               Assets of the StocksPLUS Fund not invested in equity securities may be invested in securities eligible for purchase by the Fixed Income Funds. The Fund may invest up to 10% of its assets in fixed income securities that are below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, but at least B (or, if unrated, determined by the Advisor to be of comparable quality). In addition, the StocksPLUS Fund may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income. The Fund may also invest all of its assets in deriva-tive instruments, as described under "Characteristics of Securi-ties and Investment Techniques--Derivative Instruments." In addi-tion, the Fund may invest up to 20% of its assets in securities of foreign issuers, may purchase and sell options and futures on for-eign currencies, and may enter into forward foreign currency con-tracts.


TOTAL       The "total return" sought by certain of the Funds will consist of
RETURN AND interest and dividends from underlying securities, capital appre-REAL RETURN ciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income port-folio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed in-come securities (and therefore their capital appreciation or de-preciation) is largely a function of changes in the current level of interest rates. Generally, when interest rates are falling, a portfolio with a shorter duration will not generate as high a level of total return as a portfolio with a longer duration. Con-versely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfo-lios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case).
            With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant mar-ket risk and price volatility than for a portfolio with a shorter duration. The market value of fixed income securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.
               The change in market value of equity securities (and therefore their capital appreciation or depreciation) may depend upon a num-ber of factors, including: conditions in the securities markets, the business success of the security's issuer, changing interest rates, real or perceived economic and competitive industry condi-tions, and foreign currency exchange rates. Historically, the to-tal return performance of equity-oriented portfolios has generally been greater over the long term than fixed income portfolios. How-ever, the market risk and price volatility of an equity portfolio is generally greater than that of a fixed income portfolio, and is generally considered to be a more aggressive investment.
               "Real Return," or "Inflation Adjusted Return," as referenced in the name and investment objective of the Real Return Bond Fund, is a measure of the change in purchasing power of money invested in a particular instrument after adjusting for inflation. An investment in a security generating a high nominal return (such as a typical
            U.S. Government Treasury bond) may not generate a high real return once inflation is considered. For example, an instrument generat-ing a 9% nominal return at a time when inflation is 6% has a real return of approximately 3%; that is, the purchasing power of the money invested in that instrument would only increase by approxi-mately 3%. On the other hand, an inflation-indexed instrument gen-erating a 5% real return would generate a 5% increase in purchas-ing power regardless of the rate of inflation. As stated above, the investment objective of the Fund is to seek to achieve maximum real return. The total return (not adjusted for inflation) at-tained by this Fund may be less than the total return attained by other of the Funds that do not invest primarily in inflation-in-dexed securities.
               In the case of inflation-indexed bonds, changes in market value are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates

18
 PIMCO Funds: Pacific Investment Management Series
            increase at a faster rate than inflation, real interest rates might increase, leading to a decrease in value of inflation-indexed bonds.

            Investment Risks and Considerations

            The following are some of the principal risks of investing in the Funds. Investors should read this Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. Gen-erally, the value of fixed income securities can be expected to vary inversely with changes in prevailing interest rates, i.e., as interest rates rise, market value tends to decrease, and vice versa, although this may not be true in the case of inflation-indexed bonds. In addition, certain of the Funds may invest in se-curities rated lower than Baa by Moody's or S&P. Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies.
               Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio posi-tions when it is not advantageous to do so. Certain Funds may sell securities short, which exposes the Fund to a risk of loss if the value of the security sold short should increase.
               All Funds (except the Money Market Fund) may use derivative in-
            struments, consisting of futures, options, options on futures, and swap agreements, for hedging purposes or as part of their invest-ment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securi-ties being hedged and the value of the particular derivative in-strument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particu-lar derivative instruments. Unless otherwise indicated, all limi-tations applicable to Fund investments (as stated in this Prospec-tus and in the Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's invest-ment portfolio, resulting from market fluctuations or other changes in a Fund's total assets, will not require a Fund to dis-pose of an investment until the Advisor determines that is practi-cable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the sev-eral assigned ratings.
               Investors should carefully consider the possible tax conse-
            quences from investing in the Real Return Bond Fund. The Fund in-vests primarily in securities that for tax purposes may be consid-ered to have been issued originally at a discount. Accordingly, the Fund may be required to make annual distributions to share-holders in excess of the cash received by the Fund in a given pe-riod from those investments. See "Characteristics and Risks of Se-curities and Investment Techniques--Inflation-Indexed Bonds" and "Taxes" for additional information.
               The Emerging Markets Bond, Foreign Bond, Global Bond II and
            Real Return Bond Funds are "non-diversified" for purposes of the Investment Company Act of 1940 ("1940 Act"), meaning that they may invest a greater percentage of their assets in the securities of one issuer than the other Funds. The Funds are still, however, subject to diversification requirements imposed by the Internal Revenue Code of 1986, as amended, which means that as of the end of each calendar quarter, a Fund may have no more than 25% of its assets invested in the securities of a single issuer, and may, with respect to 50% of its assets, have no more than 5% of its as-sets invested in the securities of a single issuer. As "non-diver-sified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occur-rence than a diversified portfolio might be.

                                                                             19
                                                      April 1, 1998 Prospectus

               The Funds offer their shares to both retail and institutional investors. Institutional shareholders, some of whom also may be investment advisory clients of Pacific Investment Management, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require the Advisor to liquidate portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a Fund to realize taxable capital gains.

            Characteristics and Risks of
            Securities and Investment Techniques

            The following describes in greater detail different types of secu-rities and investment techniques used by the individual Funds, and discusses certain concepts relevant to the investment policies of the Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.


U.S.        U.S. Government securities are obligations of, or guaranteed by,
GOVERNMENT the U.S. Government, its agencies or instrumentalities. The U.S. SECURITIES Government does not guarantee the net asset value of the Funds'
            shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government Na-tional Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the is-suer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are pur-chased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securi-ties of similar maturities. Custodial receipts issued in connec-tion with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond rep-resented by such receipt is a debt obligation of the U.S. Trea-sury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.


CORPORATE   Corporate debt securities include corporate bonds, debentures,
DEBT        notes and other similar corporate debt instruments, including con-
SECURITIES  vertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
               Investments in corporate debt securities that are rated below investment grade (rated below Baa (Moody's) or BBB (S&P)) are de-scribed as "speculative" both by Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Moody's also describes securi-ties rated Baa as having speculative characteristics. The Advisor seeks to minimize these risks through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. See "Appendix B--Description of Secu-rities Ratings." Investments in high yield securities are dis-cussed separately below under "High Yield Securities ("Junk
            Bonds")."

20
 PIMCO Funds: Pacific Investment Management Series

CONVERTIBLE Each Fund (except the Municipal Bond Fund) may invest in convert-SECURITIES ible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible se-curities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.
               The convertible securities in which the Funds may invest con-
            sist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the securi-ty, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.
               While the Fixed Income Funds intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be re-garded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, legal or technical restrictions. In such cases, a Fund may consider eq-uity securities or convertible bonds to gain exposure to such in-vestments.


LOAN        Certain Funds may invest in fixed- and floating-rate loans ar-
PARTI-      ranged through private negotiations between an issuer of debt in-
CIPATIONS   struments and one or more financial institutions ("lenders"). Gen-
AND         erally, the Funds' investments in loans are expected to take the
ASSIGN-     form of loan participations and assignments of portions of loans
MENTS       from third parties.
            Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Funds may participate in such syndicates, or can buy part of a loan, becom-ing a direct lender. Participations and assignments involve spe-cial types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on a Fund's investments in loan participations and as-signments with limited marketability. If a Fund purchases a par-ticipation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, the Funds' rights against the borrower may be more limited than those held by the original lend-er.


VARIABLE    Variable and floating rate securities provide for a periodic ad-
AND         justment in the interest rate paid on the obligations. The terms
FLOATING    of such obligations must provide that interest rates are adjusted
RATE        periodically based upon an interest rate adjustment index as pro-
SECURITIES  vided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Money Mar-ket Fund may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and the Fund may demand payment of principal from the issuer, within the period.

               Each of the Fixed Income Funds may invest in floating rate debt instruments ("floaters") and (except the Municipal Bond Fund) en-gage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is de-termined by movements in the difference between the prices or in-terest rates, as the case may be, of the respective securities or currencies.
               Each of the Fixed Income Funds (except the Money Market Fund and the Municipal Bond Fund) may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the mar-ket rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatil-ity than a fixed rate obligation of similar credit quality. The Funds have adopted a policy under which no Fund will invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discus-sion of IOs and POs.
                                                      April 1, 1998 Prospectus

INFLATION-  Inflation-indexed bonds are fixed income securities whose princi-
INDEXED     pal value is periodically adjusted according to the rate of infla-
BONDS       tion. The interest rate on these bonds is generally fixed at issu-
            ance at a rate lower than typical bonds. Over the life of an in-flation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.
               Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is an-ticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual ba-sis, equal to a fixed percentage of the inflation-adjusted princi-pal amount. For example, if an investor purchased an inflation-in-dexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15
            ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45
            ($1,030 times 1.5%).
               If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted down-ward, and consequently the interest payable on these securities
            (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity
            (as adjusted for inflation) is guaranteed in the case of U.S.
            Treasury inflation-indexed bonds, even during a period of defla-tion. However, the current market value of the bonds is not guar-anteed, and will fluctuate. The Funds may also invest in other in-flation related bonds which may or may not provide a similar guar-antee. If such a guarantee of principal is not provided, the ad-justed principal value of the bond repaid at maturity may be less than the original principal.
               The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-in-dexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, lead-ing to a decrease in value of inflation-indexed bonds.
               While these securities are expected to be protected from long-
            term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency ex-change rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's in-flation measure.
               The U.S. Treasury has only recently begun issuing inflation-in-
            dexed bonds. As such, there is no trading history of these securi-ties, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liq-uid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assur-ance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of is-suing inflation-indexed bonds, and there may be a more liquid mar-ket in certain of these countries for these securities.
               The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The
            CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
            Inflation-indexed bonds issued by a foreign government are gener-ally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign coun-try will be correlated to the rate of inflation in the United
            States.
               Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though in-vestors do not receive their principal until maturity. See "Taxes" for information about the possible tax consequences of investing in the Real Return Bond Fund and in inflation-indexed bonds.

22
 PIMCO Funds: Pacific Investment Management Series

MORTGAGE-   Each of the Funds (except the Money Market Fund and the Municipal
RELATED AND Bond Fund) may invest all of its assets in mortgage- or other as-
OTHER       set-backed securities. The value of some mortgage- or asset-backed
ASSET-      securities in which the Funds invest may be particularly sensitive
BACKED      to changes in prevailing interest rates, and, like the other in-
SECURITIES  vestments of the Funds, the ability of a Fund to successfully uti-
            lize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors cor-rectly.

            MORTGAGE-PASS-THROUGH SECURITIES are securities representing in-terests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrow-ers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early re-payment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying prop-erty, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon re-investment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securi-ties, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepay-ment features may not increase as much as other fixed income secu-rities. The rate of prepayments on underlying mortgages will af-fect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective matu-rity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mort-gage-related security, the volatility of such security can be ex-pected to increase.
               Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Govern-ment (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bank-ers and other secondary market issuers) may be supported by vari-ous forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mort-gage poolers.

            COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateral-ized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly pay-ments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

            COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that re-flect an interest in, and are secured by, mortgage loans on com-mercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstand-ing principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed secu-rities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property

                                                                             23
                                                      April 1, 1998 Prospectus
            to attract and retain tenants. Commercial mortgage-backed securi-ties may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

            MORTGAGE-RELATED SECURITIES include securities other than those described above that directly or indirectly represent a participa-tion in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repur-chase Agreements, Dollar Rolls, and Borrowings"), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be struc-tured in classes with rights to receive varying proportions of principal and interest.
               A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remain-der of the principal. In the most extreme case, one class will re-ceive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the prin-cipal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (includ-ing prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse ef-fect on a Fund's yield to maturity from these securities. The Funds have adopted a policy under which no Fund will invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Funds may invest in other asset-backed se-curities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the State-ment of Additional Information.

MUNICIPAL
BONDS The Municipal Bond Fund invests in Municipal Bonds which are gen-erally issued by states and local governments and their agencies, authorities and other instrumentalities. The Municipal Bonds which the Municipal Bond Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such is-suer's general revenues and not from any particular source. Lim-ited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt "private activity" bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The Municipal Bond Fund may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements. The Municipal Bond Fund may also invest in municipal lease obligations, as well as securities derived from Municipal Bonds, such as residual interest bonds and participation interests.
              Municipal Bonds are subject to credit and market risk. Credit risk relates to the ability of the issuer to make payments of principal and interest. The ability of an issuer to make such pay-ments could be affected by litigation, legislation or other polit-ical events or the bankruptcy of the issuer. Market risk relates to changes in a security's value as a result of changes in inter-est rates. Lower rated Municipal Bonds generally provide higher yields but are subject to greater credit and market risk than higher quality Municipal Bonds.

REPURCHASE For the purpose of achieving income, each of the Funds may enter AGREEMENTS into repurchase agreements, which entail the purchase of a portfo-
            lio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repur-chase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. No Fund will invest more than 15% of its net assets (10% in the case of the Money Market Fund) (taken at current market value) in repurchase agreements maturing in more than seven days.


REVERSE
REPURCHASE A reverse repurchase agreement involves the sale of a security by AGREEMENTS, a Fund and its agreement to repurchase the instrument at a speci-
DOLLAR      fied time and price. Under a reverse repurchase agreement, the
ROLLS, AND Fund continues to receive any principal and interest payments on BORROWINGS the underlying security during the term of the agreement. The Fund generally will maintain a

24
 PIMCO Funds: Pacific Investment Management Series
            segregated account consisting of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and, to this extent, a reverse repurchase agreement (or economically similar transaction) will not be considered a "senior security" subject to the 300% asset coverage requirements other-wise applicable to borrowings by a Fund.
               A Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially simi-lar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future pur-chase as well as by any interest earned on the proceeds of the se-curities sold. The Fund also could be compensated through the re-ceipt of fee income equivalent to a lower forward price. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Advisor in accordance with procedures estab-lished by the Board of Trustees to cover its obligations under dollar rolls.
               To the extent that positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered through the maintenance of a segregated account consisting of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings, which would restrict the aggregate of such transac-tions (plus any other borrowings) to 33 1/3% (for each Fund except the Global Bond Fund II) of such Fund's total assets. Apart from such transactions, a Fund will not borrow money, except for tempo-rary administrative purposes. The Global Bond Fund II may not bor-row in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.


LOANS OF
PORTFOLIO   For the purpose of achieving income, each Fund may lend its port-
SECURITIES  folio securities to brokers, dealers, and other financial institu-
            tions, provided:

                (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;

                (ii) the Fund may at any time call the loan and obtain the re-
                     turn of the securities loaned;

                (iii) the Fund will receive any interest or dividends paid on the loaned securities; and

                (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% (25% in the case of the Global Bond Fund II) of the total assets of the Fund.

            Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.


WHEN-
ISSUED,     Each of the Funds may purchase or sell securities on a when-is-
DELAYED     sued, delayed delivery, or forward commitment basis. These trans-
DELIVERY    actions involve a commitment by the Fund to purchase or sell secu-
AND FORWARD rities for a predetermined price or yield, with payment and deliv-COMMITMENT ery taking place more than seven days in the future, or after a
TRANS-      Speriod longer than the customary settlement period for that type
ACTIONS     of security. When such purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, assets determined to be liquid by the Advisor in accor-dance with

                                                                             25
                                                      April 1, 1998 Prospectus
            procedures established by the Board of Trustees, in an amount suf-ficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn in-come on securities it has deposited in a segregated account. When purchasing a security on a when-issued, delayed delivery, or for-ward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when deter-mining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other invest-ments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment pur-chases are outstanding, the purchases may result in a form of lev-erage. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not partici-pate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield oppor-tunity or could suffer a loss. A Fund may dispose of or renegoti-ate a transaction after it is entered into, and may sell when-is-sued or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commit-ment basis.


SHORT SALES Each of the Funds (except the High Yield and StocksPLUS Funds) may from time to time effect short sales as part of their overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long po-sitions in similar securities as those sold short. A short sale (other than a short sale against the box) is a transaction in which a Fund sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that a Fund engages in short sales, it must (except in the case of short sales "against the box") maintain as-set coverage in the form of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Global Bond Fund II may only engage in short sales that are "against the box."


FOREIGN
SECURITIES  Each of the Funds (except the Municipal Bond Fund and the Long-
            Term U.S. Government Fund) may invest directly in fixed income se-curities of non-U.S. issuers. The High Yield and Money Market Funds may only invest in U.S. dollar-denominated fixed income se-curities of non-U.S. issuers. The StocksPLUS Fund may invest di-rectly in foreign equity securities.
               Except for the Emerging Markets Bond Fund, each of the Funds will concentrate its foreign investments in securities of issuers based in developed countries. However, the Short-Term and Low Du-ration Funds may each invest up to 5% of its assets in securities of issuers based in the emerging market countries in which the Emerging Markets Bond Fund may invest, and each of the remaining Fixed Income Funds that may invest in foreign securities may in-vest up to 10% of its assets in such securities.
               Individual foreign economies may differ favorably or unfavor-
            ably from the U.S. economy in such respects as growth of gross do-mestic product, rate of inflation, capital reinvestment, re-sources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields, and risks asso-ciated with securities markets in different countries may change independently of each other. Investing in the securities of is-suers in any foreign country involves special risks and considera-tions not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks in-volved in investing in securities issued by companies and govern-ments of foreign nations. These risks include: differences in ac-counting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory tax-ation; adverse changes in investment or exchange control regula-tions (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, for-eign

26
 PIMCO Funds: Pacific Investment Management Series
            securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custo-dial fees than apply to domestic custodial arrangements and trans-action costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denomi-nated or quoted in currencies other than the U.S. dollar.
               Certain of the Funds, and particularly the Emerging Markets
            Bond Fund, will invest in the securities of issuers based in coun-tries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market countries re-strict, to varying degrees, foreign investment in securities. Re-patriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced signifi-cant declines against the U.S. dollar in recent years, and devalu-ation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political cri-sis could lead to price controls, forced mergers of companies, ex-propriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detri-mental effect on a Fund's investment.
               Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, eco-nomic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the secu-rities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market coun-tries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material informa-tion about issuers; the risk that it may be more difficult to ob-tain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securi-ties markets. Also, any change in the leadership or policies of Eastern European countries, or the countries that exercise a sig-nificant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
               In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

               Each of the Fixed Income Funds (except the Municipal Bond and
            Long-Term U.S. Government Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing com-mercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
            F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be col-lateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrange-ments or to requests for new credit,
                                                      April 1, 1998 Prospectus
            which may cause the Fund to suffer a loss of interest or principal on any of its holdings. For further information, see the Statement of Additional Information.
               Certain of the Funds also may invest in sovereign debt (other than Brady Bonds) issued by governments, their agencies or instru-mentalities, or other government-related entities located in emerging market countries. Holders of sovereign debt may be re-quested to participate in the rescheduling of such debt and to ex-tend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.
               A Fund's investments in foreign currency denominated debt obli-
            gations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to consti-tute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.


FOREIGN
CURRENCY    Foreign currency exchange rates may fluctuate significantly over
TRANS-      short periods of time. They generally are determined by the forces
ACTIONS     of supply and demand in the foreign exchange markets and the rela-
            tive merits of investments in different countries, actual or per-ceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad.
            For example, significant uncertainty surrounds the proposed intro-duction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S.
            dollar, resulting in a loss to the Funds.
               All Funds that may invest in securities denominated in foreign currencies may buy and sell foreign currencies on a spot and for-ward basis to reduce the risks of adverse changes in foreign ex-change rates. A forward foreign currency exchange contract in-volves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its ex-posure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign cur-rency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may en-ter into these contracts for the purpose of hedging against for-eign exchange risk arising from the Fund's investment or antici-pated investment in securities denominated in foreign currencies.
            A Fund also may enter into these contracts for purposes of in-creasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Advisor in accordance with procedures estab-lished by the Board of Trustees, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.
               All Funds that may invest in securities denominated in foreign currencies may invest in options on foreign currencies and foreign currency futures and options thereon. The Funds also may invest in foreign currency exchange-related securities, such as foreign cur-rency warrants and other instruments whose return is linked to foreign currency exchange rates. Each Fund that may invest in se-curities denominated in foreign currencies, except the Emerging
            Markets Bond Fund, will use these techniques to hedge at least 75% of its exposure to foreign currency. For a description of these instruments, see "Derivative Instruments" below and the Statement of Additional Information.

28
 PIMCO Funds: Pacific Investment Management Series

HIGH YIELD
SECURITIES  The High Yield Fund invests at least 65% of its assets, and the
("JUNK      Emerging Markets Bond Fund may invest up to 100% of its assets, in
BONDS")     fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if not rated, determined by the Advisor to be of comparable quality). In addition, each of the Foreign Bond, Global Bond II, Total Return,
            Low Duration, Short-Term and StocksPLUS Funds may invest up to 10% of its assets in such securities. The Municipal Bond Fund may in-vest up to 10% of its assets in securities rated lower than Baa by Moody's or BBB by S&P but rated at least Ba by Moody's or BB by S&P. Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds.
            Securities rated Baa are considered by Moody's to have some specu-lative characteristics. Investors should consider the following risks associated with high yield securities before investing in these Funds.
               Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.
               High yield securities may be more susceptible to real or per-
            ceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for ex-ample, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodi-cally and in cash.
               The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities.
            Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.
               The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The
            Advisor does not rely solely on credit ratings when selecting se-curities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Advisor deems it in the best inter-est of shareholders.
               During the year ended March 31, 1997, based upon the dollar-
            weighted average ratings of the Funds' portfolio holdings at the end of each month in the Funds' fiscal year, each operational Fund that may invest greater than 5% of its assets in securities rated below investment grade had the following percentages of its net assets invested in securities rated in the categories indicated as rated by Moody's (or, if unrated, determined by the Advisor to be of comparable quality). See "Appendix B--Description of Securities
            Ratings," for further information.

                                                      April 1, 1998 Prospectus

              FIXED INCOME SECURITIES RATINGS

                                                   BELOW
           FUND            PRIME 1 AAA  AA    A   PRIME 1 BAA  BA    B
              ----------------------------------------------------------
           FOREIGN BOND       21%   58%  14%   0%     0%    3%   4%   0%
              ----------------------------------------------------------
           GLOBAL BOND II     21    58   15    1      0     4    1    0
              ----------------------------------------------------------
           HIGH YIELD          6     1    0    0      0     3   48   42
              ----------------------------------------------------------
           TOTAL RETURN       13    66    2    4      0     9    5    1
              ----------------------------------------------------------
           LOW DURATION       24    55    1    3      0    13    4    0
              ----------------------------------------------------------
           SHORT-TERM         31    26    3   12      0    20    7    1
              ----------------------------------------------------------
           STOCKSPLUS         32    29    5    7      0    17    9    1


               These figures are intended solely to provide disclosure about each Fund's asset composition during its most recent fiscal year. The asset composition after this time may or may not be approxi-mately the same as represented by such figures. In addition, the categories reflect ratings by Moody's, and ratings assigned by S&P may not be consistent with ratings assigned by Moody's or other credit ratings services, and the Advisor may not necessarily agree with a rating assigned by any credit rating agency.


DERIVATIVE To the extent permitted by the investment objectives and policies INSTRUMENTS of the Funds, the Funds may (except the Money Market Fund) pur-
            chase and write call and put options on securities, securities in-dexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Funds (except the Money Market Fund and the Municipal Bond Fund) also may enter into swap agreements with respect to foreign cur-rencies, interest rates, and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, for-eign currency exchange rates or securities prices or as part of their overall investment strategies. The Funds (except the Money Market Fund and the Municipal Bond Fund) may also purchase and sell options relating to foreign currencies for purposes of in-creasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each Fund will maintain a segregated account consisting of assets de-termined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees (or, as permitted by applica-ble regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to limit leveraging of the Fund.
               Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. Each Fund (except the Money Market Fund and the Municipal Bond Fund) may in-vest all of its assets in derivative instruments, subject only to the Fund's investment objective and policies. The value of some derivative instruments in which the Funds invest may be particu-larly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to suc-cessfully utilize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other eco-nomic factors correctly. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.
               The Funds might not employ any of the strategies described be-
            low, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, mar-ket values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity

30
 PIMCO Funds: Pacific Investment Management Series
            for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting posi-tions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions.

            OPTIONS ON SECURITIES, SECURITIES INDEXES, AND CURRENCIES A Fund may purchase put options on securities and indexes. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may also purchase call options on securities and indexes. One purpose of purchasing call options is to protect against substan-tial increases in prices of securities the Fund intends to pur-chase pending its ability to invest in such securities in an or-derly manner. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the op-tion (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the op-tion to deliver the underlying security upon payment of the exer-cise price or to pay the exercise price upon delivery of the un-derlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified mul-tiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.
               A Fund may sell put or call options it has previously pur-
            chased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the under-lying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.
               The Funds may write covered straddles consisting of a combina-
            tion of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the ex-ercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."
               The purchase and writing of options involves certain risks.
            During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exer-cise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise no-tice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the un-derlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid mar-ket will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.
               Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. Cur-
            rency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

                                                                             31
                                                     April 1, 1998 Prospectus

               Over-the-counter options in which certain Funds may invest dif-
            fer from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover cer-tain written over-the-counter options.

            SWAP AGREEMENTS The Funds (except the Money Market Fund and the Municipal Bond Fund) may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a stan-dard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on par-ticular predetermined investments or instruments, which may be ad-justed for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with re-spect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular in-terest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agree-ments include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the ex-tent that interest rates exceed a specified rate, or "cap"; inter-est rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
               Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Con-sequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account con-sisting of assets determined to be liquid by the Advisor in accor-dance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund's portfolio. Obliga-tions under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restric-tion concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.
               Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Be-cause they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the In-ternal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS Each of the Fixed Income Funds (except the Money Market Fund and the Municipal Bond Fund) may invest in interest rate futures contracts and op-tions thereon ("futures options"), and to the extent it may invest in foreign currency-denominated securities, may also invest in foreign currency futures con-

32
 PIMCO Funds: Pacific Investment Management Series
            tracts and options thereon. The Municipal Bond Fund may purchase and sell futures contracts on U.S. Government securities and Mu-nicipal Bonds, as well as purchase put and call options on such futures contracts. The StocksPLUS Fund may invest in interest rate, stock index and foreign currency futures contracts and op-tions thereon.
               There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfo-lio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures con-tract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these in-struments are relatively new and without a significant trading history. As a result, there is no assurance that an active second-ary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfa-vorable position, and the Fund would remain obligated to meet mar-gin requirements until the position is closed.
               The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid as-sets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."
               The Funds will only enter into futures contracts or futures op-
            tions which are standardized and traded on a U.S. or foreign ex-change or board of trade, or similar entity, or quoted on an auto-mated quotation system. Each Fund will use financial futures con-tracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option posi-tions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.




HYBRID      A hybrid instrument can combine the characteristics of securities,
INSTRUMENTS futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.
               Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration manage-ment, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.
            These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Un-der certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant mar-ket risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed princi-pal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctua-tions in the net asset value of the Fund. Accordingly, no Fund will invest more than 5% of its assets in hybrid instruments.
               Certain issuers of structured products such as hybrid instru-
            ments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940
            Act.


                                                                             33
                                                      April 1, 1998 Prospectus

INVESTMENT  Each of the Funds may invest in securities of other investment
IN          companies, such as closed-end management investment companies, or
INVESTMENT  in pooled accounts or other investment vehicles. As a shareholder
COMPANIES   of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.


PORTFOLIO   The length of time a Fund has held a particular security is not
TURNOVER    generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's in-vestments, particularly in periods of volatile market movements.
            High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. See "Management of the Trust--
            Portfolio Transactions." Such sales may result in realization of taxable capital gains. See "Taxes." The portfolio turnover rate for certain of the Funds is set forth under "Financial High-lights." The portfolio turnover rate for certain of the Funds, which offer Institutional or Administrative Class shares, is in-corporated by reference in the Statement of Additional Informa-tion.


ILLIQUID    Each of the Funds may invest up to 15% of its net assets in illiq-
SECURITIES  uid securities (10% in the case of the Money Market Fund). Certain illiquid securities may require pricing at fair value as deter-mined in good faith under the supervision of the Board of Trust-ees. The Advisor may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, re-purchase agreements with maturities in excess of seven days, cer-tain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities which legally or in the Advisor's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that Pacific Investment Management has determined to be liquid under procedures approved by the Board of Trustees).
               Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule
            144A, others may be illiquid, and their sale may involve substan-tial delays and additional costs.

SERVICE     Many of the services provided to the Funds depend on the smooth
SYSTEMS--   functioning of computer systems. Many systems in use today cannot
YEAR 2000   distinguish between the year 1900 and the year 2000. Should any of
PROBLEM     the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Advisor, Distributor, Shareholder
            Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected.

            Performance Information

            From time to time the Trust may make available certain information about the performance of the Class A, Class B and Class C shares of some or all of the Funds. Performance information is computed separately for each Fund's Class A, Class B and Class C shares in accordance with the formulas described below. Because Class B and Class C shares bear the expense of the distribution fee attending the deferred sales charge (Class B) and asset based sales charge (Class C)

34
 PIMCO Funds: Pacific Investment Management Series
            alternatives and certain other expenses, it is expected that, un-der normal circumstances, the yield and the level of performance of a Fund's Class B and Class C shares will be lower than that of the Fund's Class A shares although an investment in Class B or Class C shares is not reduced by the front-end sales charge gener-ally applicable to an investment in Class A shares.
               From time to time, the yield and total return for each class of shares of the Funds may be included in advertisements or reports to shareholders or prospective investors. Yield quotations for the Money Market Fund may include current yield and effective yield. Current yield will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period) and "annualized" (i.e., assuming that the sev-en-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). Effective yield for the Fund is calculated in the manner similar to that used to cal-culate current yield, but reflects the compounding effect on earn-ings of reinvested dividends. For the remaining Funds, quotations of yield for a Fund or class will be based on the investment in-come per share (as defined by the Securities and Exchange Commis-sion) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. The tax equivalent yield of the Mu-nicipal Bond Fund's Class A, Class B and Class C shares may also be advertised, calculated like yield except that, for any given tax bracket, net investment income will be calculated as the sum of (i) any taxable income of the class plus (ii) the tax exempt income of the class divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket.
               The total return of Class A, Class B and/or Class C shares of all Funds may be included in advertisements or other written mate-rial. When a Fund's total return is advertised with respect to its Class A, Class B and Class C shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series of PIMCO Advisors Funds for the Global Bond Fund II), as more fully described in the Statement of Additional Information. Consistent with Securities and Exchange Commission rules and informal guidance, for periods prior to the initial offering date of a particular class, total return presen-tations for the class will be based on the historical performance of an older class of the Fund (the older class to be used in each case is set forth in the Statement of Additional Information) re-stated to reflect current sales charges (if any) of the newer class, but not reflecting any higher operating expenses (such as 12b-1 distribution and servicing fees and administrative fee charges) associated with the newer class. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for a newer class (i.e., if the newer class had been issued since the inception of the Fund) by the amount of such higher expenses, compounded over the relevant period. Total return for each class is measured by comparing the value of an in-vestment in the Fund at the beginning of the relevant period (in the case of Class A shares, giving effect to the maximum initial sales charge) to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value and giving effect to the deduction of the maximum CDSC which would be payable). Total return may be advertised using alternative methods that reflect all elements of return, but that may be ad-justed to reflect the cumulative impact of alternative fee and ex-pense structures, such as the currently effective advisory and ad-ministrative fees for the Funds.

               The Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder com-munications, or in certain types of sales literature provided to prospective investors. Current distribution information for a par-ticular class of a Fund will be based on distributions for a spec-ified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distri-butions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net in-vestment income for that period.
                                                      April 1, 1998 Prospectus

               Performance information for the Trust may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Com-posite Stock Price Index, the Lehman Brothers Aggregate Bond In-dex, the Lehman Brothers Mortgage-Backed Securities Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Blend Index, the Lehman BB Intermediate Cor-porate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the J.P. Morgan Emerging Markets Bond Index Plus, the Salomon Brothers World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Government Bond Index Non U.S.-Dollar Hedged, and other entities or organizations which track the performance of investment companies or investment advis-ers. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and ex-penses. The Advisor may also report to shareholders or to the pub-lic in advertisements concerning the performance of the Advisor as adviser to clients other than the Trust, and on the comparative performance or standing of the Advisor in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any per-formance information, whether related to the Funds or to the Advi-sor, should be considered in light of the Funds' investment objec-tives and policies, characteristics and quality of the Funds' portfolios, and the market conditions during the time period indi-cated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the Statement of Additional Information.
               Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return or yield for any prior period should not be considered as a representation of what an in-vestor's total return or yield may be in any future period.

            How to Buy Shares

            Class A, Class B and Class C shares of each Fund of the Trust are continuously offered through the Trust's principal underwriter, PIMCO Funds Distributors LLC (the "Distributor"), and through other firms which have dealer agreements with the Distributor ("participating brokers") or which have agreed to act as introduc-ing brokers for the Distributor ("introducing brokers").
               There are two ways to purchase Class A, Class B or Class C shares: either 1) through your dealer or broker which has a dealer agreement with the Distributor; or 2) directly by mailing a PIMCO Funds Account Application (the "Account Application") with pay-ment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the Account Application, the Distributor may act as dealer).

               Each Fund currently offers and sells three classes of shares in this Prospectus (Class A, Class B and Class C). Shares may be pur-chased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase in the case of Class A shares (the "initial sales charge alternative"), (ii) on a contingent deferred basis in the case of Class B shares (the "deferred sales charge alterna-tive"), or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the "asset based sales charge alternative"). In certain circumstances, Class A and Class C shares are also subject to a CDSC. See "Alternative Purchase Ar-rangements." Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after ac-ceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

               All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Exchange"), on a regular business day, are processed at that day's offering price. However, orders received by the Distributor from dealers or brokers after the of-fering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally

36
 PIMCO Funds: Pacific Investment Management Series

            5:00 p.m., Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next suc-ceeding regular business day. The Distributor, in its sole discre-tion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their se-curities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Ex-change Commission for the protection of investors.

               Except for purchases through the PIMCO Auto Invest plan, the
            PIMCO Auto Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, and tax-qualified and wrap programs referred to below under "Tax-Qualified Retirement Plans" and "Sales at Net Asset Value", the minimum initial investment in Class A, Class B or Class C shares of any Fund of the Trust or any series of PIMCO
            Funds: Multi-Manager Series is $2,500, and the minimum additional investment is $100 per Fund. For information about dealer commis-sions, see "Alternative Purchase Arrangements" below. Persons selling Fund shares may receive different compensation for selling Class A, Class B or Class C shares. Normally, Fund shares pur-chased through participating brokers are held in the investor's account with that broker. No share certificates will be issued un-less specifically requested in writing by an investor or broker-dealer.


DIRECT      Investors who wish to invest in Class A, Class B or Class C shares
INVESTMENT  of the Trust directly, rather than through a participating broker, may do so by opening an account with the Distributor. To open an account, an investor should complete the Account Application. All shareholders who open direct accounts with the Distributor will receive from the Distributor individual confirmations of each pur-chase, redemption, dividend reinvestment, exchange or transfer of Trust shares, including the total number of Trust shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See "Distributions" below. Information regarding direct investment or any other fea-tures or plans offered by the Trust may be obtained by calling the Distributor at 800-426-0107 or by calling your broker.


PURCHASE BY
MAIL Investors who wish to invest directly may send a check payable to PIMCO Funds Distributors LLC, along with a completed application form to:

               PIMCO Funds Distributors LLC
               P.O. Box 5866
               Denver, CO 80217-5866

               Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be con-verted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.


SUBSEQUENT
PURCHASES
OF SHARES   Subsequent purchases of Class A, Class B or Class C shares can be made as indicated above by mailing a check with a letter describ-ing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, tax-qualified programs and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal plan is in effect, the minimum subsequent purchase is $100 in any Fund.
            All payments should be made payable to PIMCO Funds Distributors
            LLC and should clearly indicate the shareholder's account number.
            Checks should be mailed to the address above under "Purchase by Mail."
                                                      April 1, 1998 Prospectus

TAX-
QUALIFIED   The Distributor makes available retirement plan services and docu-
RETIREMENT  ments for Individual Retirement Accounts (IRAs), including Roth
PLANS       IRAs, for which First National Bank of Boston serves as trustee and for IRA accounts established with Form 5305-SIMPLE under the Internal Revenue Code. These accounts include Simplified Employee
            Pension Plan (SEP) and Salary Reduction Simplified Employee Pen-sion Plan (SAR/SEP) IRA accounts and prototype documents. In addi-tion, prototype documents are available for establishing 403(b)(7)
            Custodial Accounts with First National Bank of Boston as custodi-an. This type of plan is available to employees of certain non-profit organizations.

               The Distributor also makes available prototype documents for establishing Money Purchase and/or Profit Sharing Plans and 401(k) Retirement Savings Plans. Investors should call the Distributor at 800-426-0107 for further information about these plans and should consult with their own tax advisers before establishing any re-tirement plan. Investors who maintain their accounts with partici-pating brokers should consult their broker about similar types of accounts that may be offered through the broker. The minimum ini-tial investment for all tax qualified plans (except for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs) is $1,000 per Fund and the minimum subsequent investment is $100 and the minimum initial investment for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs and the minimum subsequent investment per Fund for all such plans is $50.

PIMCO FUNDS The PIMCO Funds Auto-Invest plan provides for periodic investments AUTO-INVEST into the shareholder's account with the Trust by means of auto-
            matic transfers of a designated amount from the shareholder's bank account. The minimum investment for eligibility in the PIMCO Auto Invest Plan is $1,000 per Fund. Subsequent investments may be made monthly or quarterly, and may be in any amount subject to a mini-mum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the PIMCO Funds Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the Account Application, or you may obtain an Auto-Invest Application by calling the Distributor or your broker.

PIMCO FUNDS The PIMCO Funds Auto-Exchange plan establishes regular, periodic
AUTO-       exchanges from one Fund to another Fund or a series of PIMCO
EXCHANGE    Funds: Multi-Manager Series which offers Class A, Class B or Class
            C shares. The plan provides for regular investments into a share-holder's account in a specific Fund by means of automatic ex-changes of a designated amount from another Fund account of the same class of shares and with identical account registration.

               Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 for each Fund whose shares are purchased through the plan. Further information regarding the PIMCO Funds Auto-Exchange plan is available from the Distributor at 800-426-0107 or participating brokers. You may enroll by com-pleting an application which may be obtained from the Distributor or by telephone request at 800-426-0107. For more information on exchanges, see "Exchange Privilege."

PIMCO FUNDS PIMCO Funds Fund Link ("Fund Link") connects your Fund account
FUND LINK   with a bank account. Fund Link may be used for subsequent pur-
            chases and for redemptions and other transactions described under "How to Redeem." Purchase transactions are effected by electronic funds transfers from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House
            ("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in amounts from $50 to $10,000. To initiate such purchases, call 800-426-0107. All such calls will be record-ed. Fund Link is normally established within 45 days of receipt of a Fund Link Application by Shareholder Services, Inc. (the "Trans-fer Agent"). The minimum investment by Fund Link is $50 per Fund.
            Shares will be purchased on the regular business day the Distribu-tor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the Exchange.
            If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

               Fund Link privileges must be requested on the Account Applica-
            tion. To establish Fund Link on an existing account, complete a Fund Link Application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" below. Such privileges apply to

38
 PIMCO Funds: Pacific Investment Management Series
            each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account informa-tion must be made by completing a new Fund Link Application signed by all owners of record of the account, with all signatures guar-anteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker "street name" accounts.


SIGNATURE   When a signature guarantee is called for, the shareholder should
GUARANTEE   have "Signature Guaranteed" stamped under his signature and guar-
            anteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associa-tions, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution").
            The Distributor reserves the right to reject any signature guaran-tee pursuant to its written signature guarantee standards or pro-cedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guarantee require-ments from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.


ACCOUNT     Changes in registration or account privileges may be made in writ-
REGISTRA-   ing to the Transfer Agent. Signature guarantees may be required.
TION        See "Signature Guarantee" above. All correspondence must include
CHANGES     the account number and must be sent to:

                PIMCO Funds Distributors LLC
                P.O. Box 5866
                Denver, CO 80217-5866

SMALL       Because of the disproportionately high costs of servicing accounts
ACCOUNT FEE with low balances, a fee at an annual rate of $16, paid to Pacific
            Investment Management, the Funds' administrator, will automati-cally be deducted from direct accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five days of each calendar quarter. The fee will be deducted in quarterly installments from accounts with balances below $2,500 except for Uniform Gift to Mi-nors, IRA, Roth IRA and Auto Invest accounts, for which the limit is $1,000. The fee will not apply to employer-sponsored retirement accounts or 403(b)(7) custodial accounts. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.)
            No fee will be charged on any account of a shareholder if the ag-gregate value of all of the shareholder's accounts is at least
            $50,000.

MINIMUM     Due to the relatively high cost to the Funds of maintaining small
ACCOUNT     accounts, you are asked to maintain an account balance of at least
SIZE        the amount necessary to open the type of account involved. If your balance is below such minimum for three months or longer, the Fund's administrator shall have the right (except in the case of employer-sponsored retirement accounts) to close your account af-ter giving you 60 days in which to increase your balance. Your ac-count will not be liquidated if the reduction in size is due solely to market decline in the value of your Fund shares or if the aggregate value of all your accounts in PIMCO Funds exceeds
            $50,000.

                                                                             39
                                                      April 1, 1998 Prospectus

            Alternative Purchase Arrangements

            The Trust offers investors three classes of shares in this Pro-spectus (Class A, Class B and Class C) which bear sales charges in different forms and amounts and which bear different levels of ex-penses. Certain of the Funds offer up to three additional classes of shares, Class D, Institutional Class and Administrative Class shares. Through a separate prospectus, certain of the Funds offer Institutional Class shares and Administrative Class shares to pen-sion and profit sharing plans, employee benefit plans, endowments, foundations, corporations and other high net worth individuals. Through a separate prospectus, certain of the Funds offer Class D shares, which are offered primarily through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. Institutional Class, Administrative Class and Class D shares are sold without sales charges and have different expenses than Class A, Class B and Class C shares. As a result of lower sales charges and/or operating expenses, Adminis-trative Class, Institutional Class and Class D shares are gener-ally expected to achieve higher investment returns than Class A, Class B or Class C shares. To obtain more information about the other classes, please call the Distributor at 800-927-4648 (for Institutional and Administrative Classes) or 888-87-PIMCO (for Class D).
               The alternative purchase arrangements offered in this Prospec-
            tus are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, which include: the amount and intended length of the investment; the particular Fund; and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, in-vestors should consider the anticipated life of an intended in-vestment in the Funds, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the antici-pated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares to Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

            CLASS A The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge appli-cable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the as-set based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspond-ingly higher dividends on a per share basis. However, because ini-tial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales Charge" below.

            CLASS B Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an ini-tial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after the shares have been held for seven years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares which are lower than the distribu-tion and servicing fees charged on either Class B or Class C shares. See "Deferred Sales Charge Alternative--Class B Shares" below. Class B shares are not available for purchase by employer sponsored retirement plans.

40
 PIMCO Funds: Pacific Investment Management Series

            CLASS C Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year and are subject to only a 1% CDSC during the first year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to main-tain their investment in the Funds for long periods. See "Asset Based Sales Charge Alternative--Class C Shares" below.
               In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Initial Sales Charge Alternative--Class A Shares" and "Waiver of Contingent Deferred Sales Charges" below.
               The maximum single purchase of Class B shares of the Trust and series of PIMCO Funds: Multi-Manager Series accepted is $249,999. The maximum single purchase of Class C shares of the Trust and se-ries of PIMCO Funds: Multi-Manager Series accepted is $999,999. The Funds may refuse any order to purchase shares.
               For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B and Class C shares, see "Distributor and Distri-bution and Servicing Plans" below.

            WAIVER OF CONTINGENT DEFERRED SALES CHARGES The CDSC applicable to Class A and Class C shares is currently waived for (i) any partial or complete redemption in connection with any of the following distributions from a retirement plan, including a 403(b)(7) custo-dial account or an IRA (with the exception of a Roth IRA), that qualify for exemption from the additional tax on early distribu-tions under Section 72(t) of the Internal Revenue Code of 1986, as amended (the "Code"): (a) upon attaining age 59 1/2, (b) on ac-count of death or disability, (c) as part of a series of substan-tially equal periodic payments, (d) in the case of an IRA (with the exception of a Roth IRA), attributable to qualified higher ed-ucation expenses or to qualified first-time home-buyer expenses, or (e) in the case of a retirement plan other than an IRA, upon separation from service after attaining age 55; (ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;
            (iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with ter-mination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA (with the ex-ception of a Roth IRA); (iv) any partial or complete redemption following death or disability (as defined in the Code) of a share-holder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (v) any redemp-tion resulting from a return of an excess contribution to a quali-fied employer retirement plan or an IRA (with the exception of a Roth IRA); (vi) up to 10% per year of the value of an account which (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan; (vii) re-demptions by Trustees, officers and employees of the Trust, and by directors, officers and employees of the Distributor and the Advi-sor; (viii) redemptions effected pursuant to a Fund's right to in-voluntarily redeem a shareholder's account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in such Fund's prospectus;
            (ix) involuntary redemptions caused by operation of law;
            (x) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;
            (xi) redemptions by a shareholder who is a participant making pe-riodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such pur-chases; (xii) redemptions effected by trustees or other fiducia-ries who have purchased shares for employer sponsored plans, the trustee, administrator, fiduciary, broker, trust company or regis-tered investment adviser for which has an agreement with the Dis-tributor with respect to such purchases; or (xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE un-der the Code for which the Trust is the designated financial institution.
                                                      April 1, 1998 Prospectus

               The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:
            (a) in connection with a distribution without penalty under Sec-tion 72(t) of the Code from a 403(b)(7) plan or an IRA (with the exception of a Roth IRA) upon attaining age 59 1/2; (b) following death or disability (as defined in the Code) of a shareholder (in-cluding one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; and (c) up to 10% per year of the value of an account which (i) has a value of at least $100,000 at the start of such year and (ii) is subject to an Automatic Withdrawal Plan. See "How to Redeem--Automatic With-drawal Plan."
               The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certifica-tion by plan administrators, applicable tax forms, death certifi-cates, physicians' certificates, etc.






INITIAL     Class A shares are sold at a public offering price equal to their
SALES       net asset value per share plus a sales charge, as set forth below.
CHARGE      As indicated below under "Class A Deferred Sales Charge," certain
ALTER-      investors that purchase $1,000,000 ($250,000 in the case of the
NATIVE --   Short-Term Fund) or more of any Fund's Class A shares (and thus
CLASS A     pay no initial sales charge) may be subject to a 1% CDSC if they
SHARES      redeem such shares during the first 18 months after their pur-
            chase.


              LONG-TERM U.S. GOVERNMENT, FOREIGN BOND, GLOBAL BOND II, EMERGING MARKETS BOND, HIGH YIELD AND TOTAL RETURN FUNDS

                                SALES CHARGE                    DISCOUNT OR
                                AS % OF NET  SALES CHARGE       COMMISSION TO
           AMOUNT OF            AMOUNT       AS % OF THE PUBLIC DEALERS AS % OF
           PURCHASE             INVESTED     OFFERING PRICE     PUBLIC OFFERING PRICE
           --------------------------------------------------------------------------
           $0 - $49,999         4.71%        4.50%              4.00%
           --------------------------------------------------------------------------
           $50,000 - $99,999    4.17%        4.00%              3.50%
           --------------------------------------------------------------------------
           $100,000 - $249,999  3.63%        3.50%              3.00%
           --------------------------------------------------------------------------
           $250,000 - $499,999  2.56%        2.50%              2.00%
           --------------------------------------------------------------------------
           $500,000 - $999,999  2.04%        2.00%              1.75%
           --------------------------------------------------------------------------
           $1,000,000+          0.00%(/1/)   0.00%(/1/)         0.50%(/2/)

              REAL RETURN BOND, LOW DURATION, MUNICIPAL BOND AND STOCKSPLUS
              FUNDS

                                SALES CHARGE                    DISCOUNT OR
                                AS % OF NET  SALES CHARGE       COMMISSION TO
           AMOUNT OF            AMOUNT       AS % OF THE PUBLIC DEALERS AS % OF
           PURCHASE             INVESTED     OFFERING PRICE     PUBLIC OFFERING PRICE
           --------------------------------------------------------------------------
           $0 - $49,999         3.09%        3.00%              2.50%
           --------------------------------------------------------------------------
           $50,000 - $99,999    2.56%        2.50%              2.00%
           --------------------------------------------------------------------------
           $100,000 - $249,999  2.04%        2.00%              1.75%
           --------------------------------------------------------------------------
           $250,000 - $499,999  1.52%        1.50%              1.25%
           --------------------------------------------------------------------------
           $500,000 - $999,999  1.27%        1.25%              1.00%
           --------------------------------------------------------------------------
           $1,000,000+          0.00%(/1/)   0.00%(/1/)         0.50%(/2/)



              SHORT-TERM FUND

                                SALES CHARGE                    DISCOUNT OR
                                AS % OF NET  SALES CHARGE       COMMISSION TO
           AMOUNT OF            AMOUNT       AS % OF THE PUBLIC DEALERS AS % OF
           PURCHASE             INVESTED     OFFERING PRICE     PUBLIC OFFERING PRICE
           --------------------------------------------------------------------------
           $0 - $49,999         2.04%        2.00%              1.75%
           --------------------------------------------------------------------------
           $50,000 - $99,999    1.78%        1.75%              1.50%
           --------------------------------------------------------------------------
           $100,000 - $249,999  1.52%        1.50%              1.25%
           --------------------------------------------------------------------------
           $250,000+            0.00%(/1/)   0.00%(/1/)         0.25%(/2/)


42
 PIMCO Funds: Pacific Investment Management Series

            1. As shown, investors that purchase more than $1,000,000 of any Fund's Class A shares ($250,000 in the case of the Short-Term
            Fund) will not pay any initial sales charge on such purchase. How-ever, except with regard to purchases of Class A shares of the Money Market Fund, purchasers of $1,000,000 ($250,000 in the case of the Short-Term Fund) or more of Class A shares (other than those purchasers described below under "Sales at Net Asset Value" where no commission is paid) will be subject to a CDSC of 1% if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under "Waiver of Contingent De-ferred Sales Charges" above. See "Class A Deferred Sales Charge" below.

            2. The Distributor will pay a commission to dealers who sell amounts of $1,000,000 ($250,000 in the case of the Short-Term
            Fund) or more of Class A shares (or who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value") of each of the Funds except for the Money Market Fund (for which no payment is made) and the Short-Term Fund, according to the following schedule: 0.50% of the first $2,000,000 and 0.25% of amounts over $2,000,000; and 0.25% of sales of Class A shares of the Short-Term Fund in excess of $250,000.

               No initial sales charge applies to purchases of Class A shares of the Money Market Fund. However, if a shareholder exchanges Class A shares of the Money Market Fund, for which no sales load was paid at the time of purchase, for Class A shares of any other Fund, the sales charge shown above for the other Fund applies at the time of the exchange.
               Each Fund receives the entire net asset value of its Class A shares purchased by investors. The Distributor receives the sales charge shown above less any applicable discount or commission "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such peri-ods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase or-ders in amounts exceeding thresholds established from time to time by the Distributor. From time to time, the Distributor, its parent and/or its affiliates may make additional payments to one or more participating brokers based upon factors such as the level of sales or the length of time clients' assets have remained in the Trust.
               Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.
               Under the circumstances described below, investors may be enti-
            tled to pay reduced sales charges for Class A shares.

            COMBINED PURCHASE PRIVILEGE Investors may qualify for a reduced sales charge by combining purchases of the Class A shares of one or more Funds or series of PIMCO Funds: Multi-Manager Series which offer Class A shares (together, "eligible PIMCO Funds") into a "single purchase," if the resulting purchase totals at least $50,000. The term single purchase refers to:

                (i) a single purchase by an individual, or concurrent
                    purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the eligible PIMCO Funds for his, her or their own account;

                (ii) a single purchase by a trustee or other fiduciary
                     purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or

                (iii) a single purchase for the employee benefit plans of a single employer.

            For further information, call the Distributor at 800-426-0107 or your broker.

            CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION) A purchase of additional Class A shares of any eligible PIMCO Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

                (i) the investor's current purchase;

                (ii) the value (at the close of business on the day of the current purchase) of all Class A shares of any eligible PIMCO Fund (other than the Money Market Fund) held by the investor computed at the maximum offering price; and

                (iii) the value of all shares described in paragraph (ii)
                      owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase Privilege."

                                                                             43
                                                      April 1, 1998 Prospectus

              For example, if you owned Class A shares of the Total Return
            Fund worth $25,000 at the current maximum offering price and wished to purchase Class A shares of the Global Bond Fund II worth an additional $30,000, the sales charge for the $30,000 purchase would be at the 4.00% rate applicable to a single $55,000 purchase of shares of the Global Bond Fund II, rather than the 4.50% rate.

            LETTER OF INTENT An investor may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s) (other than the Money Market Fund). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices appli-cable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may include purchases of Class A shares of any eligible PIMCO Fund (other than the Money Market Fund) made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be in-cluded and the sales charge on any purchases prior to the Letter will not be adjusted.
               Investors qualifying for the Combined Purchase Privilege de-
            scribed above may purchase shares of the eligible PIMCO Funds un-der a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Fund (other than the Money Market Fund), you and your spouse each purchase Class A shares of the Global Bond Fund II worth $30,000 (for a total of $60,000), it will only be neces-sary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Funds (other than the Money Market
            Fund) to qualify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds other than the Real Return Bond, Low Duration, Short-Term, Money Market and StocksPLUS Funds).
               A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Let-ter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount in-dicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional eligible PIMCO Fund shares, are not subject to es-crow. When the full amount indicated has been purchased, the es-crow will be released.
               If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the Account Applica-tion. If you are a current Class A shareholder desiring to do so you can obtain a form of Letter of Intent by contacting the Dis-tributor at 800-426-0107 or any broker participating in this pro-gram.

            REINSTATEMENT PRIVILEGE A Class A shareholder who has caused any or all of his shares (other than Money Market Fund shares that were not acquired by exchanging Class A shares of another Fund) to be redeemed may reinvest all or any portion of the redemption pro-ceeds in Class A shares of any eligible PIMCO Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net as-set value next determined. See "How Net Asset Value is Deter-mined." A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are rein-vested in shares of the same Fund within 30 days. The reinstate-ment privilege may be utilized by a shareholder only once, irre-spective of the number of shares redeemed, except that the privi-lege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Fund to his Individual Retirement Account or other qualified re-tirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the in-vestor's broker.

44
 PIMCO Funds: Pacific Investment Management Series

            SALES AT NET ASSET VALUE Each Fund may sell its Class A shares at net asset value without a sales charge to (a) current or retired officers, trustees, directors or employees of the Trust, the Advi-sor or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales ex-penses associated with the sale, (b) current or retired trustees of PIMCO Funds: Multi-Manager Series, a registered investment com-pany for which PIMCO Advisors L.P., an affiliate of the Advisor, acts as investment adviser, (c) current registered representatives and other full-time employees of participating brokers or such persons' spouses or for trust or custodial accounts for their mi-nor children, (d) trustees or other fiduciaries purchasing shares for certain employer sponsored plans that have at least 100 eligi-ble participants or at least $1 million in total plan assets,
            (e) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or asso-ciations, or charitable organizations, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases, and to participants in such plans and their spouses purchasing for their accounts(s) or IRAs (with the excep-tion of Roth IRAs), (f) participants investing through accounts known as "wrap accounts" established with brokers or dealers ap-proved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services, (g) client accounts of broker-dealers or registered in-vestment advisers affiliated with such broker-dealers with which the Distributor has an agreement for the use of PIMCO Funds in particular investment products or programs, and (h) accounts for which a trust company affiliated with the Trust or the Advisor serves as trustee or custodian. As described above, the Distribu-tor will not pay any initial commission to dealers upon the sale of Class A shares to the purchasers described in this paragraph except for sales to purchasers described under (d) or (e) in this paragraph.

            NOTIFICATION OF DISTRIBUTOR An investor or participating broker must notify the Distributor whenever a quantity discount or re-duced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of pur-chase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the investor will receive the lowest applicable sales charge. The quantity discounts described above may be modified or terminated at any time.

            CLASS A DEFERRED SALES CHARGE For all Funds except the Money Mar-ket Fund, investors who purchase $1,000,000 ($250,000 in the case of the Short-Term Fund) or more of Class A shares (and, thus, pur-chase such shares without any initial sales charge) may be subject to a 1% CDSC (the "Class A CDSC") if such shares are redeemed within 18 months of their purchase. The Class A CDSC does not ap-ply to investors purchasing $1,000,000 or more of any Fund's Class A shares ($250,000 in the case of the Short-Term Fund) if such in-vestors are otherwise eligible to purchase Class A shares without any sales charge because they are described under "Sales at Net Asset Value" above.
               For purchases subject to the Class A CDSC, a 1% CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is de-rived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are re-deemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first.
               The Class A CDSC does not apply to Class A shares of the Money
            Market Fund but, if Money Market Fund Class A shares are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 ($250,000 in the case of the Short-Term Fund) or more) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund acquired by exchange for a period of 18 months from the date of the exchange.
                                                      April 1, 1998 Prospectus

               The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class A CDSC, call the Distributor at 800-426-0107.

            PARTICIPATING BROKERS Investment dealers and other financial in-termediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may partici-pate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of regis-tration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Prospectus should be read in connection with such firms' material regarding their fees and services.

DEFERRED    Class B shares are sold at their current net asset value without
SALES       any initial sales charge. The full amount of an investor's pur-
CHARGE      chase payment will be invested in shares of the Fund(s) selected.
ALTERNATIVE A CDSC will be imposed on Class B shares of all Funds if an in-
-- CLASS B  vestor redeems an amount which causes the current value of the in-
SHARES      vestor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the re-investment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the ac-count above the amount of purchase payments subject to the CDSC.
               Class B shares of the Short-Term Fund and the Money Market Fund are not offered for initial purchase but may be obtained through exchanges of Class B shares of other Funds. See "Exchange Privi-lege" below. Class B shares are not available for purchase by em-ployer sponsored retirement plans.
               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:


           YEAR SINCE PURCHASE   PERCENTAGE CONTINGENT
           PAYMENT WAS MADE      DEFERRED SALES CHARGE
           -------------------------------------------
           First                   5%
           -------------------------------------------
           Second                  4
           -------------------------------------------
           Third                   3
           -------------------------------------------
           Fourth                  3
           -------------------------------------------
           Fifth                   2
           -------------------------------------------
           Sixth                   1
           -------------------------------------------
           Seventh                 0*

            *After the seventh year,
            Class B shares convert into
            Class A shares as described
            below.

               In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earli-est purchase payment from which a redemption or exchange has not already been fully effected.

46
 PIMCO Funds: Pacific Investment Management Series

                         The following example will illustrate the operation of
                      the Class B CDSC:
                         Assume that an individual opens an account and makes a
                      purchase payment of $10,000 for Class B shares of a Fund (except the Money Market and Short-Term Funds) and that six months later the value of the investor's account for that Fund has grown through invest-ment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 mi-nus $10,000) without incurring a CDSC. If the investor should re-deem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was re-duced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.
                         In determining whether an amount is available for
                      redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregat-ed. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.
                         Class B shares are subject to higher distribution fees
                      than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of each Fund automatically convert into Class A shares after they have been held for seven years.
                         For sales of Class B shares made and services rendered
                      to Class B shareholders, the Distributor intends to make payments to par-ticipating brokers, at the time a shareholder purchases Class B shares, of 4% of the purchase amount for each of the Funds. During such periods as may from time to time be designated by the Dis-tributor, the Distributor will pay selected participating brokers an additional amount of up to .50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each par-ticipating broker which obtains purchase orders in amounts exceed-ing thresholds established from time to time by the Distributor.
                         The Class B CDSC is currently waived in connection with
                      certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class B CDSC, call the Distributor at 800-426-0107.


ASSET BASED           Class C shares are sold at their current net asset value
SALES                 without any initial sales charge. A CDSC is imposed on
CHARGE                Class C shares of all Funds if an investor redeems an
ALTERNATIVE --        which causes the current value of the investor's
CLASS C               account for a Fund to fall below the total dollar amount
SHARES                of purchase payments subject to the CDSC, except that no
                      CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Fund(s) selected.
                         Whether a CDSC is imposed and the amount of the CDSC
                      will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:


                      YEAR SINCE PURCHASE   PERCENTAGE CONTINGENT
                      PAYMENT WAS MADE      DEFERRED SALES CHARGE
                      -------------------------------------------
                      First                   1
                      -------------------------------------------
                      Thereafter              0


                         In determining whether a CDSC is payable, it is assumed
                      that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected).
                         The following example will illustrate the operation of
                      the Class C CDSC:
                         Assume that an individual opens an account and makes a
                      purchase payment of $10,000 for Class C shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund

                                                        April 1, 1998 Prospectus

            ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the re-demption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.
               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class C shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregat-ed. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. Unlike Class B shares, Class C shares do not au-tomatically convert to any other class of shares of the Funds.
               Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the share-holder purchases Class C shares, of 1.00% (representing .75% dis-tribution fees and .25% servicing fees) of the purchase amount for all Funds except the Real Return Bond, Low Duration, Low Duration Mortgage, Short-Term, Money Market and StocksPLUS Funds. For the Real Return Bond, Low Duration and StocksPLUS Funds, the Distribu-tor expects to make payments of .75% (representing .50% distribu-tion fees and .25% service fees); for the Short-Term Fund, the Distributor expects to make payments of .55% (representing .30% distribution fees and .25% service fees); and for the Money Market Fund, the Distributor expects to make no payment. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each par-ticipating broker which obtains purchase orders in amounts exceed-ing thresholds established from time to time by the Distributor.
               The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class C CDSC, contact the Distributor at 800-426-0107.

            Exchange Privilege

            A shareholder may exchange Class A, Class B and Class C shares of any Fund for the same Class of shares of any other Fund in an ac-count with identical registration on the basis of their respective net asset values (except that a sales charge will apply on ex-changes of Class A shares of the Money Market Fund on which no sales charge was paid at the time of purchase). Class A, Class B and Class C shares of each Fund may also be exchanged for shares of the same class of a series which offers such classes (except for the Opportunity Fund if a restriction applies) of PIMCO Funds:
            Multi-Manager Series, an affiliated mutual fund family comprised primarily of equity portfolios managed by the subsidiary partner-ships of PIMCO Advisors L.P. Class A shares of the Money Market Fund may be exchanged for Class A shares of any other Fund, but the usual sales charges applicable to investments in such other Fund apply on shares for which no sales load was paid at the time of purchase. There are currently no exchange fees or charges. Ex-cept with respect to tax- qualified programs and exchanges ef-fected through the PIMCO Auto Exchange plan, exchanges are subject to the $2,500 minimum initial purchase requirement for each Fund. An exchange will constitute a taxable sale for federal income tax purposes.

               Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Funds Distributors LLC, P.O. Box 5866, Denver, CO 80217-5866 or, unless the investor has specifically declined telephone exchange privi-leges on the Account Application or elected in writing not to uti-lize telephone exchanges, by a telephone request to the Transfer Agent at 800-426-0107. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genu-ine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to act-ing on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone in-structions. Exchange forms are available from the Distributor at 800-426-0107 and may be used if

48
 PIMCO Funds: Pacific Investment Management Series
            there will be no change in the registered name or address of the shareholder. Changes in registration information or account privi-leges may be made in writing to the Transfer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217-5866, or by use of forms which are available from the Distributor. A signature guarantee is required. See "How to Buy Shares--Signature Guaran-tee." Telephone exchanges may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on any day the Exchange is open (generally weekdays other than normal holidays). The Trust reserves the right to refuse exchange purchases if, in the judgment of the Advisor, the purchase would adversely affect the Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Advisor to be detrimental to the Trust or a particular Fund. Although the Trust has no cur-rent intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' advance notice to shareholders of any termination or material modification of the exchange privilege. For further information about exchange privileges, contact your participating broker or call the Transfer Agent at 800-426-0107.

               With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capi-tal appreciation and/or reinvested dividends or capital gains dis-tributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption. Although the Class A CDSC does not apply to Class A shares of the Money Market Fund, Class A shares purchased in a transaction that would otherwise be subject to the Class A CDSC (i.e., most purchases of $1,000,000 or more) are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund acquired by exchange for a period of 18 months from the date of the exchange. See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales Charge" above.

               Investors may also select the PIMCO Auto Exchange plan which establishes automatic periodic exchanges. For further information on automatic exchanges see "How to Buy Shares--PIMCO Funds Auto-Exchange" above.

            How to Redeem

            Class A, Class B or Class C shares may be redeemed through a par-ticipating broker, by telephone, by submitting a written redemp-tion request directly to the Transfer Agent (for non-broker ac-counts), or through an Automatic Withdrawal Plan or PIMCO Fund Link.

               A CDSC may apply to a redemption of Class A, Class B or Class C shares. See "Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a proper redemption request has been received, less any applicable CDSC. There is no charge by the Distributor (other than an applicable
            CDSC) with respect to a redemption; however, a participating bro-ker who processes a redemption for an investor may charge custom-ary commissions for its services. Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be con-firmed at the net asset value effective as of the closing of the Exchange on that day, less any applicable CDSC.


DIRECT
REDEMPTION  A shareholder's original Account Application permits the share-
            holder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemp-tions) and to elect one or more of the additional redemption pro-cedures described below. A shareholder may change the instructions indicated on his original Account Application, or may request ad-ditional redemption options, only by transmitting a written direc-tion to the

                                                                             49
                                                      April 1, 1998 Prospectus

            Transfer Agent. Requests to institute or change any of the addi-
            tional redemption procedures will require a signature guarantee.
               Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or
            Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption pro-ceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.


WRITTEN     To redeem shares in writing (whether or not represented by certif-
REQUESTS    icates), a shareholder must send the following items to the Trans-
            fer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Col-orado 80217-5866: (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) for certain redemptions described be-low, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "How to Buy Shares--Signature Guarantee"; (3) any share certificates issued for any of the shares to be redeemed
            (see "Certificated Shares" below); and (4) any additional docu-ments which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the re-demption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.
            A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that ac-count. To avoid delay in redemption or transfer, shareholders hav-ing any questions about these requirements should contact the Transfer Agent in writing or by calling 1-800-426-0107 before sub-mitting a request. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. This redemption option does not apply to shares held in broker "street name" accounts.
               If the proceeds of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemp-tion request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the adminis-trator for which has an agreement with the Distributor.


TELEPHONE   The Trust accepts telephone requests for redemption of shares for
REDEMPTIONS amounts up to $50,000 within any 7 calendar day period, except for investors who have specifically declined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemp-tion will be sent to the record shareholder at his record address.
            Changes in account information must be made in a written authori-zation with a signature guarantee. See "How to Buy Shares--Signa-ture Guarantee". Telephone redemptions will not be accepted during the 30-day period following any change in an account's record ad-dress. This redemption option does not apply to shares held in broker "street name" accounts.
               By completing an Account Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be li-able for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his ac-count if the Trust reasonably believes the instructions to be gen-uine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying him-self as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. The
            Trust will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting

50
 PIMCO Funds: Pacific Investment Management Series
            on a caller's telephone instructions, will provide written confir-mations of such transactions and will record telephone instruc-tions.

               A shareholder making a telephone redemption should call the
            Transfer Agent at 800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent's records, (ii) his account number with the Trust, (iii) the amount to be with-drawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the re-demption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange that day. If the redemption request is received after the close of the Ex-change, the redemption is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. The Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it diffi-cult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Writ-ten Requests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.


FUND LINK
REDEMPTIONS If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link Ap-plication by the Transfer Agent. To use Fund Link for redemptions, call the Transfer Agent at 800-426-0107. Subject to the limita-tions set forth above under "Telephone Redemptions," the Distribu-tor, the Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be re-sponsible to any shareholder for any loss, damage or expense aris-ing out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form. Changes in bank account information must be made by completing a new Fund Link Ap-plication, signed by all owners of record of the account, with all signatures guaranteed. See "How to Buy Shares--Signature Guaran-tee." See "How to Buy Shares-- PIMCO Funds Fund Link" for informa-tion on establishing the Fund Link privilege. The Trust may termi-nate the Fund Link program at any time without notice to share-holders. This redemption option does not apply to shares held in broker "street name" accounts.


PIMCO FUNDS PIMCO Funds Automated Telephone System ("ATS") is an automated
AUTOMATED   telephone system that enables shareholders to perform a number of
TELEPHONE   account transactions automatically using a touch-tone telephone.
SYSTEM      ATS may be used on already-established Fund accounts after you ob-
            tain a Personal Identification Number (PIN) by calling the special
            ATS number: 1-800-223-2413.

            PURCHASING SHARES. You may purchase shares in amounts up to $100,000 by telephone by calling 1-800-223-2413. You must have es-tablished ATS privileges to link your bank account with the Fund to pay for these purchases.

            EXCHANGING SHARES. With the PIMCO Funds Exchange Privilege, you can exchange shares automatically by telephone from your Fund Link Account to another PIMCO Funds account you have already estab-lished by calling 1-800-223-2413. Please refer to "Exchange Privi-lege" below for details.

            REDEMPTIONS. You may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds di-rectly to your Fund bank account. Please refer to "How to Redeem" below for details.

                                                                             51
                                                      April 1, 1998 Prospectus

EXPEDITED
WIRE        If a shareholder has given authorization for expedited wire re-
TRANSFER    demption, shares can be redeemed and the proceeds sent by federal
REDEMPTIONS wire transfer to a single previously designated bank account. Re-
            quests received by the Trust prior to the close of the Exchange will result in shares being redeemed that day at the next deter-mined net asset value (less any CDSC) and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system.
            Delivery of the proceeds of a wire redemption request may be de-layed by the Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authoriza-tion is on file, the Trust will honor requests by any person iden-tifying himself as the owner of an account or the owner's broker by telephone at 800-426-0107 or by written instructions. The Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. The Trust does not cur-rently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Trust reserves the right to change this minimum or to terminate the wire redemption privi-lege. Shares purchased by check may not be redeemed by wire trans-fer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be autho-rized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form.
            To change the name of the single bank account designated to re-ceive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Funds Distributors
            LLC, P.O. Box 5866, Denver, CO 80217-5866. See "How to Buy
            Shares-- Signature Guarantee." This redemption option does not ap-ply to shares held in broker "street name" accounts.


CER-        To redeem shares for which certificates have been issued, the cer-
TIFICATED   tificates must be mailed to or deposited with the Trust, duly en-
SHARES      dorsed or accompanied by a duly endorsed stock power or by a writ-
            ten request for redemption. Signatures must be guaranteed as de-scribed under "How to Buy Shares--Signature Guarantee." Further documentation may be requested from institutions or fiduciary ac-counts, such as corporations, custodians (e.g., under the Uniform
            Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request and stock power must be signed exactly as the account is regis-tered, including indication of any special capacity of the regis-tered owner.


AUTOMATIC   An investor who owns or buys shares of a Fund having a net asset
WITHDRAWAL  value of $10,000 or more may open an Automatic Withdrawal Plan and
PLAN        have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the Account Application or you may obtain an Automatic Withdrawal
            Plan Application from the Distributor or your broker. If an Auto-matic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record share-holder or to an address other than the address of record, a signa-ture guarantee is required. See "How to Buy Shares--Signature
            Guarantee." Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of that class of the Fund at net asset value.
            Shares in a plan account are then redeemed at net asset value
            (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Au-tomatic Withdrawal Plan. See "Alternative Purchase Arrangements--
            Waiver of Contingent Deferred Sales Charges."
               Redemptions for the purpose of withdrawals are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day of pay-ment selected by the shareholder. The Transfer Agent may acceler-ate the redemption and check mailing date by one day to avoid weekend delays. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fidu-ciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal
            Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline.
            The maintenance of an

52
 PIMCO Funds: Pacific Investment Management Series

            Automatic Withdrawal Plan concurrently with purchases of addi-tional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this rea-son, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an in-vestor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Dis-tributor may terminate or change the terms of the Automatic With-drawal Plan at any time.
               Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own finan-cial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

            Distributor and Distribution and Servicing Plans

            The Distributor, a wholly owned subsidiary of PIMCO Advisors L.P., is the principal underwriter of the Trust's shares and in that connection makes distribution and servicing payments to partici-pating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating bro-kers, certain banks and other financial intermediaries in connec-tion with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge. In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribu-tion Contract with the Trust, with respect to each Fund's Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            CLASS A SERVICING FEES As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net as-sets attributable to Class A shares):


                                  SERVICING
           FUND                   FEE
              -----------------------------
           All Funds except the
            Money Market Fund     .25%
              -----------------------------
           Money Market Fund*     .10%


            *Subject to increase by action of the Trust's Trustees to a rate not exceeding .25% per annum. Also, subject to increase to a rate not exceeding .20% if the Distributor ceases to voluntarily waive any portion of the fee.
                                                      April 1, 1998 Prospectus

            CLASS B DISTRIBUTION AND SERVICING FEES As compensation for serv-ices rendered and expenses borne by the Distributor in connection with the distribution of Class B shares of the Trust and, in con-nection with personal services rendered to Class B shareholders of the Trust and the maintenance of Class B shareholder accounts, the Trust pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class B shares):


                      SERVICING DISTRIBUTION
           FUND       FEE       FEE
              ------------------------------
           All Funds  .25%      .75%

            CLASS C DISTRIBUTION AND SERVICING FEES As compensation for serv-ices rendered and expenses borne by the Distributor in connection with the distribution of Class C shares of the Trust and, in con-nection with personal services rendered to Class C shareholders of the Trust and the maintenance of Class C shareholder accounts, the Trust pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class C shares):


                             SERVICING DISTRIBUTION
           FUND              FEE       FEE
              -------------------------------------
           Long-Term U.S.
            Government,
            Municipal Bond,
            Foreign Bond,
            Global Bond II,
            Emerging
            Markets Bond,
            High Yield and
            Total Return
            Funds            .25%      .75%
              -------------------------------------
           Real Return
            Bond, Low
            Duration and
            StocksPLUS
            Funds*           .25%      .50%
              -------------------------------------
           Short-Term Fund*  .25%      .30%
              -------------------------------------
           Money Market
            Fund*            .10%      .00%

            *Subject to increase by action of the Trust's Trustees to a rate not exceeding .75% per annum with respect to the distribution fee on shares of the Low Duration and Money Market Funds, and .25% per annum with respect to the servicing fee on shares of the Money Market Fund. With respect to the servicing fee on shares of the Money Market Fund, such fee is subject to increase to a rate of .20% if the Distributor ceases to voluntarily waive any portion of the fee. With respect to the distribution fee on shares of each of the Real Return Bond, Short-Term and StocksPLUS Funds, such fee is subject to an increase to a rate of .75% if the Distributor ceases to voluntarily waive any portion of the fee.

               The Class A servicing fees and Class B and Class C distribution and servicing fees paid to the Distributor are made under Distri-bution and Servicing Plans adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its pred-ecessors in their periodic review of the Distribution and Servic-ing Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distribu-tor's expenses.
               The distribution fee applicable to Class B and Class C shares may be spent by the Distributor on any activities or expenses pri-marily intended to result in the sale of Class B or Class C shares, respectively, including compensation to, and expenses (in-cluding overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or in-troducing brokers who engage in distribution of Class B or Class C shares, printing of prospectuses and reports for other than exist-ing Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder ac-counts, including compensation to, and expenses (including tele-phone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend pay-ments, who provide

54
 PIMCO Funds: Pacific Investment Management Series
            information periodically to shareholders showing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribu-tion or servicing expenses from prior years.
               Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and ser-vicing efforts relating to the other Funds' shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annu-ally based on the relative sales of each class, except for any ex-penses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with re-spect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:


              CLASS A SHARES

                                  SERVICING
                                  FEE(/1/)
              -----------------------------
           All Funds except the
            Money Market Fund     .25%
              -----------------------------
           Money Market Fund      .10%



              CLASS B SHARES(/2/)

                      SERVICING
                      FEE
              -----------------
           All Funds  .25%



              CLASS C SHARES--
              PURCHASED ON OR AFTER
              7/1/91(/3/)

                            SERVICING DISTRIBUTION
                            FEE(/1/)  FEE(/1/)
              ------------------------------------
           Long-Term U.S.
            Government,
            Municipal Bond,
            Foreign Bond,
            Global Bond II,
            Emerging
            Markets Bond,
            High Yield and
            Total Return
            Funds           .25%      .65%
              ------------------------------------
           Real Return
            Bond, Low
            Duration and
            StocksPLUS
            Funds           .25%      .45%
              ------------------------------------
           Short-Term Fund  .25%      .25%
              ------------------------------------
           Money Market
            Fund            .10%      .00%



              CLASS C SHARES--
              PURCHASED BEFORE 7/1/91

                                  SERVICING
                                  FEE(/1/)
              -----------------------------
           All Funds except the
            Money Market Fund     .25%
              -----------------------------
           Money Market Fund      .10%

            1. Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Ad-visors Funds as/with Funds of the Trust in a transaction which took place on January 17, 1997.
            2. Payable only with respect to shares outstanding for one year or more.
            3. Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.
                                                    April 1, 1998 Prospectus

               The Distributor may from time to time pay additional cash bo-
            nuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B and Class C shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds to-gether or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed .50% of the amount of any sale. Pacific Investment Management (in its capacity as adminis-trator) may also pay participating brokers and other intermediar-ies for transfer agency and other services.
               If in any year the Distributor's expenses incurred in connec-
            tion with the distribution of Class B and Class C shares and, for Class A, Class B and Class C Shares, in connection with the ser-vicing of shareholders and the maintenance of shareholder ac-counts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Dis-tribution and Servicing Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution and Servicing Plan terminates.
               From time to time, expenses of principal underwriters incurred in connection with the sale of shares of the Funds and in connec-tion with the servicing of shareholders of the Funds and the main-tenance of shareholder accounts may exceed the distribution and servicing fees collected by the Distributor. As of March 31, 1997, such expenses were approximately $430,000 in excess of payments under the Funds' Class A Distribution and Servicing Plan and $1,192,000 in excess of payments under the Funds' Class B Distri-bution and Servicing Plan. Expenses did not exceed payments under the Funds' Class C Distribution and Servicing Plan.

            How Net Asset Value Is Determined

            The net asset value per share of Class A, Class B and Class C shares of each Fund will be determined once on each day on which the Exchange is open as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange by dividing the total market value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the number of total outstanding shares of that class. Net asset value will not be determined on days on which the Exchange is closed.
               The Money Market Fund's securities are normally valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assum-ing a constant accretion of a discount or amortization of a pre-mium to maturity. See the Statement of Additional Information for a description of certain conditions and procedures followed by the Money Market Fund in connection with amortized cost valuation. For all other Funds, portfolio securities and other assets for which market quotations are readily available are stated at market val-ue. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most secu-rities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting sys-tem or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropri-ate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of is-sue, trading characteristics, and other market data.
               Quotations of foreign securities in foreign currency are con-
            verted to U.S. dollar equivalents using foreign exchange quota-tions received from independent dealers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quota-tions are not readily available are valued at fair value as deter-mined in good faith by the Board of Trustees.

56
 PIMCO Funds: Pacific Investment Management Series

               Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses spe-cially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and Class C shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by ap-proximately the amount of the expense accrual differential between a particular Fund's classes.

            Distributions

            Each Fund pays out as dividends substantially all of its net in-vestment income (which comes from dividends and interest it re-ceives or is deemed to receive from its investments) and net real-ized short-term capital gains. For these purposes and for federal income tax purposes, a portion of the premiums from certain ex-pired call or put options written by the Fund, net gains from closing purchase and sale transactions with respect to such op-tions, and net gains from futures transactions are treated as short-term capital gains. Each Fund distributes substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carry-over.
               Shares begin earning dividends on the day after the date that funds are received by the Trust for the purchase of shares. For the Fixed Income Funds, dividends are declared daily from net in-vestment income to shareholders of record at the close of the pre-vious business day, and distributed to shareholders monthly. The StocksPLUS Fund intends to declare and pay as a dividend substan-tially all of its net investment income on a quarterly basis. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly. Dividend and capital gain distributions of a Fund will be reinvested in ad-ditional shares of that Fund unless the shareholder elects to have them paid in cash. There are no sales charges on reinvested divi-dends. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other deliv-ery service is unable to deliver checks to the shareholder's ad-dress of record, such shareholder's distributions will automati-cally be invested in the Money Market Fund until such shareholder is located. Dividends from net investment income with respect to Class B and Class C shares are expected to be lower than those paid with respect to Class A shares as a result of the distribu-tion fees applicable to Class B and C shares.
               Shareholders may elect to invest dividends and/or distributions paid by any Fund in shares of the same class of any other Fund of the Trust at net asset value. The shareholder must have an account existing in the Fund selected for investment with the identical registered name and address and must elect this option on the Ac-count Application, on a form provided for that purpose or by a telephone request to the Transfer Agent at 800-426-0107. For fur-ther information on this option, contact your broker or call the Distributor at 800-426-0107.

            Taxes

            Each Fund intends to qualify as a regulated investment company an-nually and to elect to be treated as a regulated investment com-pany under the Code. As such, a Fund generally will not pay fed-eral income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.
               Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders will
                                                      April 1, 1998 Prospectus
            not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends or dividends that represent a return of capital to shareholders, as ordinary income.

               Dividends designated by a Fund as capital gain dividends de-
            rived from the Fund's net capital gain (that is, the excess of net long-term gain over net short-term loss) are taxable to sharehold-ers as long-term capital gain except as provided by an applicable tax exemption. Under the Taxpayer Relief Act of 1997, long-term capital gains will generally be taxed at a 28% or 20% rate, de-pending upon the holding period of the portfolio securities. Any distributions that are not from a Fund's net investment income, short-term capital gain, or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capi-tal gain. Certain dividends declared in October, November or De-cember of a calendar year are taxable to shareholders (who are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. For state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of in-vestment company taxable income (for example, interest on FNMA and GNMA Certificates). Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

               Dividends paid to shareholders by the Municipal Bond Fund which are derived from interest on Municipal Bonds are expected to be designated by the Fund as "exempt-interest dividends," and share-holders may generally exclude such dividends from gross income for federal income tax purposes. However, if a shareholder receives social security or railroad retirement benefits, the shareholder may be taxed on a portion of those benefits as a result of receiv-ing tax-exempt income. In addition, certain exempt-interest divi-dends could, as discussed below, cause certain shareholders to be-come subject to the alternative minimum tax and may increase the alternative minimum tax liability of shareholders already subject to this tax.

               To the extent that dividends paid to shareholders by the Munic-
            ipal Bond Fund are derived from taxable interest or from capital gains, such dividends will be subject to Federal income tax. Any gain realized on a redemption of shares will be taxable gain, sub-ject to any applicable tax exemption for which an investor may qualify.

               Dividends derived from interest on certain U.S. Government se-
            curities may be exempt from state and local taxes, although inter-est on mortgage-backed U.S. Government securities is generally not so exempt. The distributions of "exempt-interest dividends" paid by the Municipal Bond Fund may be exempt from state and local tax-ation when received by a shareholder to the extent that they are derived from interest on Municipal Bonds issued by the state or political subdivision in which such shareholder resides. The fed-eral exemption for "exempt-interest dividends" attributable to Mu-nicipal Bonds does not necessarily result in exemption of such dividends from income for the purpose of state and local taxes. The Trust will report annually on a state-by-state basis the source of income the Municipal Bond Fund receives on Municipal Bonds that was paid out as dividends during the preceding year.

               The Code also provides that exempt-interest dividends allocable to interest received from "private activity bonds" issued after August 7, 1986 are an item of tax preference for individual and corporate alternative minimum tax at the applicable rate for indi-viduals and corporations. Therefore, if the Municipal Bond Fund invests in such private activity bonds, certain of its sharehold-ers may become subject to the alternative minimum tax on that part of its distributions to them that are derived from interest income on such bonds, and certain shareholders already subject to such tax may have increased liability therefor. However, it is the present policy of the Municipal Bond Fund to invest no more than 20% of its assets in such bonds. Other provisions of the Code af-fect the tax treatment of distributions from the Municipal Bond Fund for corporations, casualty insurance companies, and financial institutions. In particular, under the Code, for corporations, al-ternative minimum taxable income will be increased by a percentage of the amount by which the corporation's "adjusted current earn-ings" (which includes various items of tax exempt income) exceeds the amount otherwise determined to be alternative minimum taxable income. Accordingly, an investment in the Municipal Bond Fund may cause shareholders to be subject to (or result in an increased li-ability under) the alternative minimum tax.

58
 PIMCO Funds: Pacific Investment Management Series

               Dividends to shareholders of the Municipal Bond Fund derived from money market instruments and U.S. Government securities are generally taxable as ordinary income. The Fund may seek to reduce fluctuations in its net asset value by engaging in portfolio strategies involving options on securities, futures contracts, and options on futures contracts. Any gain derived by the Fund from the use of such instruments, including by reason of "marking to market," will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareholders (possi-bly requiring the liquidation of other portfolio securities) and will be taxable to shareholders as a combination of ordinary in-come and long-term capital gain.

               Interest accrued by a Fund from inflation-indexed bonds will be includable in the Fund's gross income in the period in which they accrue. Periodic adjustments for inflation in the principal value of these securities also may give rise to original issue discount, which, likewise, will be includable in the Fund's gross income on a current basis, regardless of whether the Fund receives any cash payments. See "Taxation--Original Issue Discount" in the Statement of Additional Information. Amounts includable in a Fund's gross income become subject to tax-related distribution requirements. Accordingly, a Fund may be required to make annual distributions to shareholders in excess of the cash received in a given period from these investments. As a result, the Fund may be required to liquidate certain investments at a time when it is not advanta-geous to do so. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts dis-tributed previously in the taxable year may be characterized in some circumstances as a return of capital.
               Taxable shareholders should note that the timing of their in-
            vestment could have undesirable tax consequences. If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution.
               The preceding discussion relates only to federal income tax;
            the consequences under other tax laws may differ. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

            Management of the Trust

            The business affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Guilford C. Babcock, R. Wesley Burns, Vern O. Curtis, Brent R. Harris, Thomas P. Kemp, and William J. Popejoy. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management--Trustees and Officers."


INVESTMENT
ADVISOR Pacific Investment Management serves as investment adviser ("Advi-sor") to the Funds pursuant to an investment advisory contract. The Advisor is an investment counseling firm founded in 1971, and had approximately $118 billion in assets under management as of December 31, 1997. Pacific Investment Management is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners G.P. and PIMCO Advi-sors Holding L.P. PIMCO Partners G.P. is a general partnership be-tween PIMCO Holdings LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of Pacific Life Insurance Compa-ny, and PIMCO Partners LLC, a limited liability company controlled by the PIMCO Managing Directors. PIMCO Partners G.P. is the sole general partner of PIMCO Advisors Holdings L.P. Pacific Investment Management's address is 840 Newport Center Drive, Suite 360, New-port Beach, California 92660. Pacific Investment Management is registered as an investment adviser with the Securities and Ex-change Commission and as a commodity trading advisor with the CFTC.
               The Advisor manages the investment and reinvestment of the as-
            sets of each Fund. The Advisor is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfo-lio Transactions" in the Statement of Additional Information.

                                                                             59
                                                      April 1, 1998 Prospectus

               Information about the individual portfolio managers responsible for management of the Trust's currently operational Funds offered in this Prospectus, including their occupations for the past five years, is provided below.

                                          PORTFOLIO MANAGER AND BUSINESS
           FUND                           EXPERIENCE (PAST FIVE YEARS)
              -----------------------------------------------------------------
           MONEY MARKET FUND              Leslie Barbi, Senior Vice President,
                                          Pacific Investment Management. A
                                          Fixed Income Portfolio Manager, Ms.
                                          Barbi has managed the Money Market
                                          Fund since November 1, 1995. Prior to
                                          joining Pacific Investment Management
                                          in 1993, Ms. Barbi was associated
                                          with Salomon Brothers as a proprie-
                                          tary Portfolio Manager.
              -----------------------------------------------------------------
           SHORT-TERM FUND                William H. Gross, Managing Director,
           LOW DURATION FUND              Pacific Investment Management. A
           TOTAL RETURN FUND              Fixed Income Portfolio Manager, Mr.
           STOCKSPLUS FUND                Gross is one of the founders of Pa-
                                          cific Investment Management and has
                                          managed the Total Return and Low Du-
                                          ration Funds since their inception,
                                          May 11, 1987. Mr. Gross is the leader
                                          of the team which has managed the
                                          Short-Term and StocksPLUS Funds since
                                          January 6, 1998.
              -----------------------------------------------------------------
           HIGH YIELD FUND                Benjamin Trosky, Managing Director,
                                          Pacific Investment Management. A
                                          Fixed Income Portfolio Manager, Mr.
                                          Trosky joined Pacific Investment
                                          Management in 1990 and has managed
                                          the High Yield Fund since its incep-
                                          tion, December 16, 1992.
              -----------------------------------------------------------------
           REAL RETURN BOND FUND          John Brynjolfsson, Vice President,
                                          Pacific Investment Management. A
                                          Fixed Income Portfolio Manager, Mr.
                                          Brynjolfsson joined Pacific Invest-
                                          ment Management in 1989, and has man-
                                          aged the Real Return Bond Fund since
                                          its inception, January 29, 1997.
              -----------------------------------------------------------------
           LONG-TERM U.S. GOVERNMENT FUND Pasi Hamalainen, Executive Vice Pres-
                                          ident, Pacific Investment Management.
                                          A Fixed Income Portfolio Manager, Mr.
                                          Hamalainen joined Pacific Investment
                                          Management in 1994 and has managed
                                          the Long-Term U.S. Government Fund
                                          since July 1, 1997.
              -----------------------------------------------------------------
           FOREIGN BOND FUND              Lee R. Thomas, III, Managing Director
           GLOBAL BOND FUND II            and Senior International Portfolio
                                          Manager, Pacific Investment Manage-
                                          ment. A Fixed Income Portfolio
                                          Manager, Mr. Thomas has managed the
                                          Foreign Bond Fund since July 13,
                                          1995, and the Global Bond Fund II
                                          since October 1, 1995. Prior to join-
                                          ing Pacific Investment Management in
                                          1995, Mr. Thomas was associated with
                                          Investcorp as a member of the manage-
                                          ment committee responsible for global
                                          securities and foreign exchange trad-
                                          ing. Prior to Investcorp, he was as-
                                          sociated with Goldman Sachs as an Ex-
                                          ecutive Director in foreign fixed in-
                                          come.
              -----------------------------------------------------------------
           EMERGING MARKETS BOND FUND     Michael J. Rosborough, Senior Vice
                                          President, Pacific Investment Manage-
                                          ment. A Fixed Income Portfolio Manag-
                                          er, Mr. Rosborough was associated
                                          with RBC Dominion in Tokyo as a Vice
                                          President and Manager in foreign
                                          fixed income prior to joining Pacific
                                          Investment Management in 1994.
              -----------------------------------------------------------------
           MUNICIPAL BOND FUND            Benjamin Ehlert, Executive Vice Pres-
                                          ident, PIMCO. A Fixed Income Portfo-
                                          lio Manager, Mr. Ehlert has been as-
                                          sociated with PIMCO for over 23
                                          years.
              -----------------------------------------------------------------






FUND        Pacific Investment Management also serves as administrator for the
AD-         Funds' Class A, Class B and Class C shares pursuant to an adminis-
MINISTRATOR tration agreement with the Trust. Pacific Investment Management provides administrative services for Class A, Class B and Class C shareholders of the Funds, which include clerical help and ac-counting, bookkeeping, internal audit services, and certain other services required by the Funds, preparation of reports to the Funds' shareholders and regulatory filings. Pacific Investment
            Management may also retain certain of its affiliates to provide certain of these services. In addition, Pacific Investment Manage-ment, at its own expense, arranges for the provision of legal, au-dit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.
               The Funds (and not Pacific Investment Management) are responsi-
            ble for the following expenses: (i) salaries and other compensa-tion of any of the Trust's executive officers and employees who are not officers, directors, stockholders or

60
 PIMCO Funds: Pacific Investment Management Series
             employees of Pacific Investment Management or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of Pacific Investment Management or the Trust, and any counsel re-tained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and
             (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and servicing fees payable with respect to Class A, Class B and Class C shares, and may include certain other expenses as permitted by the Trust's Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, subject to review and approval by the Trustees.


ADVISORY     The Funds feature fixed advisory and administrative fee rates. For
AND          providing investment advisory and administrative services to the
ADMINIS-     Funds as described above, Pacific Investment Management receives
TRATIVE      monthly fees from each Fund at an annual rate (i) based on the av-
FEES         erage daily net assets of the Fund for advisory fees and, (ii) at-
             tributable in the aggregate to the Fund's Class A, Class B and Class C shares for administrative fees, as follows:


                                                  ADVISORY
           FUND                                   FEE RATE
              --------------------------------------------------
           Money Market Fund                      .15%
              --------------------------------------------------
           StocksPLUS Fund                        .40%
              --------------------------------------------------
           Emerging Markets Bond Fund             .45%
              --------------------------------------------------
           All other Funds                        .25%



                                                  ADMINISTRATIVE
           FUND                                   FEE RATE
              --------------------------------------------------
           Short-Term, Municipal Bond and Money
            Market Funds                          .35%
              --------------------------------------------------
           Foreign Bond and Global Bond II Funds  .45%
              --------------------------------------------------
           Emerging Markets Bond Fund             .55%
              --------------------------------------------------
           All other Funds                        .40%


               Both the investment advisory contract and administration agree-
             ment with respect to Class A, Class B and Class C shares of the Funds may be terminated by the Trustees at any time on 60 days' written notice. The investment advisory contract may be terminated by Pacific Investment Management on 60 days' written notice. Fol-lowing the expiration of the one-year period commencing with the effectiveness of the administration agreement, it may be terminated by Pacific Investment Management on 60 days' written notice. Following its initial two-year term, the investment advi-sory contract will continue from year to year if approved by the Trustees. Following its initial one-year term, the administration agreement with respect to Class A, Class B and Class C shares of the Funds will continue from year-to-year if approved by the Trustees.

PORTFOLIO    Pursuant to the advisory contract, the Advisor places orders for
TRANSACTIONS the purchase and sale of portfolio investments for the Funds' ac-
             counts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, the Advisor will seek the best price and ex-ecution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Advisor be-lieves it is reasonable to do so in light of the value of the bro-kerage and research services provided by the broker effecting the transaction.
                                                      April 1, 1998 Prospectus

               The Advisor manages the Funds without regard generally to re-
            strictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the fed-eral tax laws. The use of certain derivative instruments with rel-atively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income secu-rities does not generally involve the payment of brokerage commis-sions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher all these transaction costs borne by the Fund generally will be. The portfolio turnover rate for each Fund for which financial highlights are provided in this Pro-spectus is set forth under "Financial Highlights."
               Some securities considered for investments by the Funds may also be appropriate for other clients served by the Advisor. If a purchase or sale of securities consistent with the investment pol-icies of a Fund and one or more of these clients served by the Ad-visor is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Advisor. The Advisor may aggregate orders for the Funds with simultaneous transactions en-tered into on behalf of other clients of the Advisor so long as price and transaction expenses are averaged either for that trans-action or for the day.

            Description of the Trust



CAPITALIZA- The Trust was organized as a Massachusetts business trust on Feb-
TION ruary 19, 1987. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.
               Under Massachusetts law, shareholders could, under certain cir-
            cumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also pro-vides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obliga-tions of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circum-stances in which such disclaimer is inoperative or the Trust it-self is unable to meet its obligations, and thus should be consid-ered remote.



MULTIPLE In addition to Class A, Class B and Class C shares, each Fund of-CLASSES OF fers Class D, Institutional Class and Administrative Class shares SHARES through separate prospectuses. See "Alternative Purchase Arrange-
            ments." These other classes of the Funds may have different sales charges and expense levels, which will affect performance accord-ingly. This Prospectus relates only to the Class A, Class B and Class C shares of the Funds.

VOTING Shareholders have the right to vote on the election of Trustees and on any and all matters on which the law or the Declaration of Trust states they may be entitled to vote. The Trust is not re-quired to hold regular annual meetings of Trust shareholders and does not intend to do so. Shareholders of a class of shares or Fund have separate voting rights with respect to matters that only affect that class or Fund. See "Other Information--Voting Rights" in the Statement of Additional Information.
               The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

62
 PIMCO Funds: Pacific Investment Management Series

               Shares entitle their holders to one vote per share (with
            proportionate voting for fractional shares). As of February 28, 1998, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Fund:
            Canterbury/Uniform Code Council (Pittsburgh, Pennsylvania) with respect to the Global Bond Fund II; and National Financial Services Corporation (New York, New York) with respect to the Real Return Bond Fund. To the extent such shareholders are also the beneficial owners of those shares, they may be deemed to control (as that term is defined in the 1940 Act) the relevant Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

            Mailings to Shareholders

            To reduce the volume of mail shareholders receive, it is antici-pated that only one copy of most Trust reports, such as the Trust's annual report, will be mailed to a shareholder's household (same surname, same address). A shareholder may call 800-227-7337 if additional shareholder reports are desired.
                                                      April 1, 1998 Prospectus

            Appendix A
            Description of Duration

            Duration is a measure of the expected life of a fixed income secu-rity that was developed as a more precise alternative to the con-cept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the securi-ty). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no ac-count of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Dura-tion management is one of the fundamental tools used by the Advi-sor.
               Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occur-ring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.
               Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.
               Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio dura-tion by approximately the same amount that selling an equivalent amount of the underlying securities would.
               There are some situations where even the standard duration cal-
            culation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their inter-est rate exposure corresponds to the frequency of the coupon re-set. For inflation-indexed bonds, duration is calculated on the basis of modified real duration, which measures price changes of inflation-indexed bonds on the basis of changes in real, rather than nominal, interest rates. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a fixed income security may vary over time in response to changes in interest rates and other market factors. In these and other similar situations, the Advisor will use more sophisticated analytical techniques that in-corporate the anticipated economic life of a security into the de-termination of its interest rate exposure.

64
 PIMCO Funds: Pacific Investment Management Series

            Appendix B
            Description of Securities Ratings

            Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Advisor's view of their com-parability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those institutional invest-ors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's in-vestments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Advisor to be of comparable quality). The percentage of a Fund's assets invested in securities in a par-ticular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.


MOODY'S     CORPORATE AND MUNICIPAL BOND RATINGS
INVESTORS      Aaa: Bonds which are rated Aaa are judged to be of the best
SERVICE,    quality. They carry the smallest degree of investment risk and are
INC.        generally referred to as "gilt edge." Interest payments are pro-
            tected by a large or by an exceptionally stable margin and princi-pal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to im-pair the fundamentally strong position of such issues.
               Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa se-curities.
               A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obliga-tions. Factors giving security to principal and interest are con-sidered adequate but elements may be present that suggest a sus-ceptibility to impairment sometime in the future.
               Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
               Ba: Bonds which are rated Ba are judged to have speculative el-
            ements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very mod-erate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
               B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long pe-riod of time may be small.
               Caa: Bonds which are rated Caa are of poor standing. Such is-
            sues may be in default or there may be present elements of danger with respect to principal or interest.
               Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
               C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor pros-pects of ever attaining any real investment standing.
               Moody's applies numerical modifiers, 1, 2, and 3 in each ge-
            neric rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 in-dicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                                                             65
                                                      April 1, 1998 Prospectus

            CORPORATE SHORT-TERM DEBT RATINGS
            Moody's short-term debt ratings are opinions of the ability of is-suers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indem-nity are excluded unless explicitly rated.
               Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
               PRIME-1: Issuers rated Prime-1 (or supporting institutions)
            have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds em-ployed; conservative capitalization structure with moderate reli-ance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash genera-tion; and well-established access to a range of financial markets and assured sources of alternate liquidity.
               PRIME-2: Issuers rated Prime-2 (or supporting institutions)
            have a strong ability for repayment of senior short-term debt ob-ligations. This will normally be evidenced by many of the charac-teristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
               PRIME-3: Issuers rated Prime-3 (or supporting institutions)
            have an acceptable ability for repayment of senior short-term ob-ligations. The effect of industry characteristics and market com-positions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protec-tion measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.
               NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD &  CORPORATE AND MUNICIPAL BOND RATINGS
POOR'S
RATINGS
SERVICES

            INVESTMENT GRADE
               AAA: Debt rated AAA has the highest rating assigned by S&P. Ca-
            pacity to pay interest and repay principal is extremely strong.
               AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
               A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
               BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened ca-pacity to pay interest and repay principal for debt in this cate-gory than in higher-rated categories.

            SPECULATIVE GRADE
            Debt rated BB, B, CCC, CC, and C is regarded as having predomi-nantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
               BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing un-certainties or exposure to adverse business, financial, or eco-nomic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

66
 PIMCO Funds: Pacific Investment Management Series

               B: Debt rated B has a greater vulnerability to default but cur-
            rently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and re-pay principal. The B rating category is also used for debt subor-dinated to senior debt that is assigned an actual or implied BB or BB- rating.
               CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and re-payment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an ac-tual or implied B or B- rating.
               CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
               C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rat-ing. The C rating may be used to cover a situation where a bank-ruptcy petition has been filed, but debt service payments are con-tinued.
               CI: The rating CI is reserved for income bonds on which no in-
            terest is being paid.
               D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
               Plus (+) or Minus (-): The ratings from AA to CCC may be modi-
            fied by the addition of a plus or minus sign to show relative standing within the major rating categories.
               Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful com-pletion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such com-pletion. The investor should exercise his own judgment with re-spect to such likelihood and risk.
               r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.
               The absence of an "r" symbol should not be taken as an indica-
            tion that an obligation will exhibit no volatility or variability in total return.
               N.R.: Not rated.
               Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

            COMMERCIAL PAPER RATING DEFINITIONS
            An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several catego-ries, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:
               A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
               A-2: Capacity for timely payment on issues with this designa-
            tion is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                                                                             67
                                                      April 1, 1998 Prospectus

               A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the ad-verse effects of changes in circumstances than obligations carry-ing the higher designations.
               B: Issues rated B are regarded as having only speculative ca-
            pacity for timely payment.
               C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
               D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
               A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to mar-ket price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occa-sion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or un-availability of such information.

68
 PIMCO Funds: Pacific Investment Management Series

                      --------------------------------------------------------------------------------
PIMCO Funds:          INVESTMENT ADVISOR AND ADMINISTRATOR
Pacific Investment    Pacific Investment Management Company, 840 Newport Center Drive, Suite 360,
Management Series     Newport Beach, CA 92660
                      --------------------------------------------------------------------------------
                      DISTRIBUTOR
                      PIMCO Funds Distributions LLC, 2187 Atlantic Street, Stamford,
                      CT 06902
                      --------------------------------------------------------------------------------
                      CUSTODIAN
                      Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105
                      --------------------------------------------------------------------------------
                      SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT
                      Shareholder Services, Inc., P.O. Box 5866, Denver, CO 80217
                      --------------------------------------------------------------------------------
                      INDEPENDENT ACCOUNTANTS
                      Price Waterhouse LLP, 1055 Broadway, Kansas City, MO 64105
                      --------------------------------------------------------------------------------
                      LEGAL COUNSEL
                      Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C. 20006
                      --------------------------------------------------------------------------------
                      For further information about the PIMCO Funds, call 1-800-426-0107.

                   PIMCO Funds Prospectus
                   Class D Shares

Pacific            SHORTER-TERM BOND FUNDS
Investment         Short-Term Fund
Management         Low Duration Fund
Series

April 1, 1998



                   INTERMEDIATE-TERM BOND FUND
                   High Yield Fund
                   Total Return Fund
                   Total Return Mortgage Fund
                   Real Return Bond Fund



                   INTERNATIONAL BOND FUND
                   Foreign Bond Fund


                   TAX EXEMPT FUND
                   Municipal Bond Fund



                   STOCK FUND
                   StocksPLUS Fund



                   BALANCED FUND
                   Strategic Balanced Fund



                                             [LOGO OF PIMCO FUNDS APPEARS HERE]

            PIMCO Funds: Pacific Investment Management Series
            Prospectus

            April 1, 1998

            PIMCO Funds: Pacific Investment Management Series (the "Trust") is an open-end series management investment company offering ten sep-arate investment portfolios (each a "Fund") in this prospectus. The Trust is designed to provide access to the professional in-vestment management services offered by Pacific Investment Manage-ment Company ("Pacific Investment Management"), which serves as investment adviser (the "Advisor") to the Funds. The address of PIMCO Funds is 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

            Each Fund offers Class D shares in this Prospectus. Through sepa-rate prospectuses, certain Funds and other series of the Trust of-fer up to five additional classes of shares, Institutional Class, Administrative Class, Class A, Class B and Class C shares. See "Description of the Trust--Multiple Classes of Shares."

            This Prospectus concisely describes the information investors should know before investing in Class D shares of the Funds. Please read this Prospectus carefully and keep it for further ref-erence. Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest and of investment policies and restric-tions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's in-vestments will change, the investment returns and net asset value per share of each Fund will vary.

            Class D shares are offered primarily through financial service firms, such as broker-dealers or registered investment advisers, with which the Funds' distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See "How to Buy Shares."

            A Statement of Additional Information, dated April 1, 1998, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Distribu-tor"), 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 888-87-PIMCO. The Statement of Additional Information, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorpo-rated by reference in this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the Statement of Additional In-formation, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information about the Funds.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SE-CURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-SION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

            SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORA-TION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ENTAIL RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

            EACH OF THE FUNDS, EXCEPT THE MUNICIPAL BOND FUND, MAY INVEST ALL OF ITS ASSETS IN DERIVATIVE INSTRUMENTS, SOME OF WHICH MAY BE PAR-TICULARLY SENSITIVE TO CHANGES IN PREVAILING INTEREST RATES. UNEX-PECTED CHANGES IN INTEREST RATES MAY ADVERSELY AFFECT THE VALUE OF A FUND'S INVESTMENTS IN PARTICULAR DERIVATIVE INSTRUMENTS.

            THE HIGH YIELD FUND MAY INVEST ALL OF ITS ASSETS IN JUNK BONDS, WHICH ARE SUBJECT TO HIGH RISK, AND SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THE HIGH YIELD FUND. SEE "CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES ("JUNK BONDS")."


              TABLE OF CONTENTS

                                  PIMCO Funds Overview..............   3
                                  Schedule of Fees..................   4
                                  Investment Objectives and
                                  Policies..........................   6
                                  Investment Risks and
                                  Considerations....................  11
                                  Characteristics and Risks of
                                   Securities
                                   and Investment Techniques........  12
                                  Performance Information...........  27
                                  How to Buy Shares.................  28
                                  Exchange Privilege................  32
                                  How to Redeem.....................  33
                                  Distributor.......................  36
                                  How Net Asset Value Is Determined
                                  ..................................  36
                                  Distributions.....................  37
                                  Taxes.............................  38
                                  Management of the Trust...........  39
                                  Description of the Trust..........  42
                                  Mailings to Shareholders..........  43
                                  Appendix A--Description of
                                  Duration..........................  44
                                  Appendix B--Description of
                                  Securities Ratings................  45

 PIMCO Funds: Pacific Investment Management Series
2

            PIMCO Funds Overview

            Pacific Investment Management, a subsidiary of PIMCO Advisors L.P., is the investment adviser of all of the Funds. Pacific In-vestment Management is one of the premier fixed income investment management firms in the U.S. As of December 31, 1997, Pacific In-vestment Management had over $118 billion in assets under manage-ment. Pacific Investment Management invests in all sectors of the fixed income market, using its total return philosophy--seeking capital appreciation as well as yield.

                            PIMCO                 PRIMARY
                            FUND NAME             OBJECTIVE                              DURATION              CREDIT QUALITY(/1/)
            ----------------------------------------------------------------------------------------------------------------------
FUND        SHORTER-TERM
PROFILES     BOND FUNDS     Short-Term            Maximum current income, consistent     0-1 year              B to Aaa; max
                                                  with preservation of capital and                             10% below Baa
                                                  daily liquidity
                            ------------------------------------------------------------------------------------------------------
                            Low Duration          Maximum total return, consistent       1-3 years             B to Aaa; max
                                                  with preservation of capital                                 10% below Baa
                                                  and prudent investment management
              --------------------------------------------------------------------------------------------------------------------
           INTERMEDIATE-    High Yield            Maximum total return, consistent       2-6 years             B to Aaa; min
            TERM
            BOND FUNDS                            with preservation of capital                                 65% below Baa
                                                  and prudent investment management
                            ------------------------------------------------------------------------------------------------------
                            Total Return          Maximum total return, consistent       3-6 years             B to Aaa; max
                                                  with preservation of capital                                 10% below Baa
                                                  and prudent investment management
                            -----------------------------------------------------------------------------------------------------
                            Total Return Mortgage Maximum total return, consistent      Lehman Mortgage Index  B to Aaa; max
                                                  with preservation of capital           plus or minus 1.5     10% below Aaa
                                                  and prudent investment management      years
                            -----------------------------------------------------------------------------------------------------
                            Real Return Bond      Maximum real return, consistent        Not applicable,       A to Aaa
                                                  with preservation of real capital      but see Fund
                                                  and prudent investment management      description
              -------------------------------------------------------------------------------------------------------------------
           INTERNATIONAL    Foreign Bond          Maximum total return, consistent       3-6 years             B to Aaa; max
           BOND FUND                              with preservation of capital                                 10% below Baa
                                                  and prudent investment management
                                                  (non-U.S.)
              -------------------------------------------------------------------------------------------------------------------
           TAX EXEMPT FUND  Municipal Bond        High current income exempt from        3-10 years            Ba to Aaa; max
                                                  federal income tax, consistent with                          10% below Baa
                                                  preservation of capital
              -------------------------------------------------------------------------------------------------------------------
           EQUITY FUND      StocksPLUS(/2/)       Total return which exceeds that of the 0-1 year              B to Aaa; max
                                                  S&P 500                                                      10% below Baa
              -------------------------------------------------------------------------------------------------------------------
           BALANCED FUND    Strategic Balanced    Maximum total return, consistent       0-6 years             B to Aaa; max
                                                  with preservation of capital                                 10% below Baa

            1. As rated by Moody's Investors Service, Inc., or if unrated, de-termined to be of comparable quality. For specific information concerning the credit quality of the securities in each Fund's portfolio, see "Investment Objectives and Policies."
            2. The StocksPLUS Fund may invest all of its assets in stock index futures backed by short-term bonds.
                                                      April 1, 1998 Prospectus

            Schedule of Fees


             ALL FUNDS-CLASS D SHARES
                ------------------------------------------------------------
SHAREHOLDER  MAXIMUM INITIAL SALES CHARGE IMPOSED ON PURCHASES
TRANSACTION   (as a percentage of offering price at time of purchase)   None
EXPENSES        ------------------------------------------------------------
             MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS
              (as a percentage of net asset value at time of purchase)  None
                ------------------------------------------------------------
             MAXIMUM DEFERRED SALES CHARGE
              (as a percentage of original purchase price)              None
                ------------------------------------------------------------
             EXCHANGE FEE                                               None











                                                                             EXAMPLE: You would pay
                                                                             the following expenses
                                                                             on a $1,000 investment
                                  ANNUAL FUND OPERATING EXPENSES             assuming (1) 5% annual
                              (As a percentage of average net assets):       return and (2) redemption
                                                              TOTAL          at the end of each
                                                ADMINIS-      FUND           time period:
                                  ADVISORY      TRATIVE       OPERATING      YEAR
           FUND                   FEE           FEE(1)        EXPENSES       1      3     5     10
              --------------------------------------------------------------------------------------------
           SHORT-TERM             .25%          .50%           .75%            $ 8  $24   $42   $ 93
              --------------------------------------------------------------------------------------------
           LOW DURATION           .25           .50            .75               8   24    42     93
              --------------------------------------------------------------------------------------------
           HIGH YIELD             .25           .65            .90               9   29    50    111
              --------------------------------------------------------------------------------------------
           TOTAL RETURN           .25           .50            .75               8   24    42     93
              --------------------------------------------------------------------------------------------
           TOTAL RETURN MORTGAGE  .25           .65            .90               9   29    50    111
              --------------------------------------------------------------------------------------------
           REAL RETURN BOND       .25           .65            .90               9   29    50    111
              --------------------------------------------------------------------------------------------
           FOREIGN BOND           .25           .70            .95              10   30    53    117
              --------------------------------------------------------------------------------------------
           MUNICIPAL BOND         .25           .60            .85               9   29    50    111
              --------------------------------------------------------------------------------------------
           STOCKSPLUS             .40           .65           1.05              11   33    58    128
              --------------------------------------------------------------------------------------------
           STRATEGIC BALANCED     .40           .65           1.05              11   33    58    128
              --------------------------------------------------------------------------------------------

            1. The Funds' administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Investment Company Act of 1940 to allow for the payment of up to .25% per annum of the Adminis-trative Fee for activities that may be deemed to be primarily in-tended to result in the sale of Class D shares. See "Management of the Trust--Fund Administrator."
            The purpose of the foregoing tables is to assist investors in un-derstanding the various costs and expenses of the Trust that are borne directly or indirectly by Class D shareholders of the Funds. The information is based upon each Fund's current fees and ex-penses.

            NOTE: THE FIGURES SHOWN IN THE EXAMPLES ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EX-PENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

 PIMCO Funds: Pacific Investment Management Series
4

                      (This page left blank intentionally)

                                                    April 1, 1998 Prospectus 5

              Investment Objectives and Policies

              The investment objective and general investment policies of each Fund are described below. There can be no assurance that the in-vestment objective of any Fund will be achieved. For temporary, defensive or emergency purposes, a Fund may invest without limit in U.S. debt securities, including short-term money market securi-ties, when in the opinion of the Advisor it is appropriate to do so. It is impossible to predict for how long such alternative strategies will be utilized. The value of all securities and other instruments held by the Funds will vary from time to time in re-sponse to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary.
                 The investment objective of each Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change approved by a shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.
                 Specific portfolio securities eligible for purchase by the
              Funds, investment techniques that may be used by the Funds, and the risks associated with these securities and techniques are de-scribed more fully under "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Ob-jectives and Policies" in the Statement of Additional Information.


FIXED         With the exception of the StocksPLUS and Strategic Balanced Funds,
INCOME FUND   each remaining Fund (together, the "Fixed Income Funds") differs
DESCRIPTIONS  from the others primarily in the length of the Fund's duration or the proportion of its investments in certain types of fixed income securities. For a discussion of the concept of duration, see "Ap-pendix A--Description of Duration."

                 The investment objective of the Municipal Bond Fund is to seek high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective of the Municipal Bond Fund. The investment objective of the Real Return Bond Fund is to seek to realize maximum real re-turn, consistent with the preservation of real capital and prudent investment management. For a discussion of "real return," see "To-tal Return and Real Return," below. The investment objective of the Short-Term Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. Each of the remaining Fixed Income Funds and the Strategic Balanced Fund seek to maximize total return, consistent with preservation of capital and prudent investment management.
                 In selecting securities for each Fixed Income Fund, the Advisor utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecast-ing, and other security selection techniques. The proportion of each Fund's assets committed to investment in securities with par-ticular characteristics (such as maturity, type and coupon rate) will vary based on the Advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors.
                 Each of the Fixed Income Funds will invest at least 65% of its assets in the following types of securities, which, unless specif-ically provided otherwise in the descriptions of the Funds that follow, may be issued by domestic or foreign entities and denomi-nated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentali-ties ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-in-dexed bonds issued by both governments and corporations; struc-tured notes, including hybrid or "indexed" securities, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repur-chase agreements; debt securities issued by states or local gov-ernments and their agencies, authorities and other instrumentali-ties; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a desig-nated or floating rate, or that vary according to changes in rela-tive values of currencies. Each of the Fixed Income Funds may hold different percentages of its assets in these various types of se-curities, and each Fund may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities. Each of the Fixed Income Funds may adhere to its investment policy by en-tering
 PIMCO Funds:   Pacific Investment Management Series
6
            into a series of purchase and sale contracts or utilizing other investment techniques by which it may obtain market exposure to the securities in which it primarily invests.
               In addition, each of the Fixed Income Funds may lend its port-
            folio securities to brokers, dealers and other financial institu-tions in order to earn income. Each of the Fixed Income Funds may purchase and sell options and futures subject to the limits dis-cussed below, engage in credit spread trades and enter into for-ward foreign currency contracts.
               The Foreign Bond and Real Return Bond Funds will normally in-
            vest at least 80% of its total assets in "bonds." For this pur-pose, each of these Funds considers the various types of debt or fixed income securities in which it invests, as specifically de-scribed elsewhere in this Prospectus, to be "bonds" as referenced in that Fund's name. The use of this name is not meant to restrict a Fund's investment to the narrow category of debt securities that are formally called "bonds."
               As a non-fundamental, operating policy, the Advisor intends to use foreign currency-related derivative instruments (currency futures and related options, currency options, forward contracts and swap agreements) in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the Fixed Income
            Funds denominated in currencies other than the U.S. dollar. There can be no assurance that the Advisor will be successful in doing so. The active use of currency derivatives involves transaction costs which may adversely effect yield and return.

            The compositions of the Fixed Income Funds differ as follows:

            SHORT-TERM FUND invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally not exceed one year. The Fund may in-vest up to 10% of its assets in fixed income securities that are rated below investment grade (rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"), but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). For information on the risks associated with investments in secu-rities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may invest up to 5% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

            LOW DURATION FUND invests in a diversified portfolio of fixed in-come securities of varying maturities. The average portfolio dura-tion of this Fund will normally vary within a one- to three-year time frame based on the Advisor's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Ap-pendix B--Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign cur-rencies, and may invest beyond this limit in U.S. dollar-denomi-nated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the Total Return Fund because its duration will be shorter.

            HIGH YIELD FUND invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). The remainder of the Fund's assets may be invested in investment grade fixed income securities (i.e., securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, deemed by the Advisor to be of comparable quality). The average portfolio duration of this Fund will normally vary within a two- to six-year time frame depending on the Advisor's view of the potential for total return offered by a particular du-ration strategy. The Fund may invest in securities of foreign is-suers, but only those that are U.S. dollar-denominated. The Fund may also engage in hedging strategies involving equity options.

                                                      April 1, 1998 Prospectus

               Investments in high yield securities, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, also entail greater risk, including the possibility of default or bankruptcy of the issuer of such securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers of high yield securities may be less able to withstand general economic downturns. The Advisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. The value of all fixed income securities, including those held by the Fund, can be expected to change inversely with interest rates. For a further discussion of the special risks of investing in low-er-rated securities, see "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")."


            TOTAL RETURN FUND invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securi-ties of varying maturities. The average portfolio duration of this Fund will normally vary within a three- to six-year time frame based on the Advisor's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--De-scription of Securities Ratings." The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated secu-rities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Advisor believes to be relatively undervalued. The total rate of return for this Fund is expected to exhibit less volatility than that of the Long-Term U.S. Government Fund because its duration will normally be shorter.

            TOTAL RETURN MORTGAGE FUND invests under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-re-lated securities. The Fund will not acquire a security if, as a result, more than 10% of the Fund's total assets would be invested in securities rated below Aaa by Moody's of AAA by S&P, subject to a minimum rating of Baa by Moody's or BBB by S&P (or, if unrated, determined by the Advisor to be of comparable quality). The aver-age portfolio duration of this Fund will normally vary approxi-mately within a range of plus or minus one and one-half years of the average duration of the Lehman Brothers Mortgage-Backed Secu-rities Index, which, as of May 31, 1997, had an average duration of approximately four years.

            REAL RETURN BOND FUND invests under normal circumstances at least 65% of its total assets in inflation-indexed bonds issued by U.S. and foreign governments, their agencies or instrumentalities. All securities purchased by the Fund must be rated at least A by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality), and the Fund will maintain a minimum average quality of Aa. The Fund may invest up to 35% of its assets in other types of fixed income instruments, including securities de-nominated in foreign currencies (and the Fund may also invest be-yond this limit in U.S. dollar-denominated securities of foreign issuers).

               Inflation-indexed bonds are fixed income securities whose prin-
            cipal value is periodically adjusted according to the rate of in-flation. Such bonds generally are issued at an interest rate lower than non-inflation related bonds, but are expected to retain their value against inflation over time. For a more complete discussion of inflation-indexed bonds, including the risks associated with investing in such securities, see "Characteristics and Risks of Securities and Investment Techniques--Inflation-Indexed Bonds." See "Taxes" for information about the pos-sible tax consequences of investing in the Fund and in inflation-indexed bonds.

               In managing fixed income securities, one of the principal tools generally used by the Advisor is "duration," which is a measure of the expected life of a fixed income security on a present value basis, incorporating a bond's yield, coupon interest payments, fi-nal maturity and call features. See "Appendix A--Description of Duration." Because of the unique
 PIMCO Funds: Pacific Investment Management Series
8
            features of inflation-indexed bonds, the Advisor utilizes a modi-fied form of duration for the Real Return Bond Fund ("modified real duration") which measures price changes in such bonds as a result of changes in real, rather than nominal, interest rates. Although there is no limit on the modified real duration of the Real Return Bond Fund, it is expected that the average modified real duration of the Fund will normally vary approximately with the range of the average modified real duration of all inflation-indexed bonds issued by the U.S. Treasury in the aggregate.

            FOREIGN BOND FUND invests in a portfolio of fixed income securi-ties primarily denominated in major foreign currencies and baskets of foreign currencies (such as the European Currency Unit, or "ECU"). The Advisor will invest the assets of the Fund in a number of international bond markets so that, under normal circumstances, the Fund will invest at least 85% of its assets in securities of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures con-tracts (including related options) with respect to such securi-ties, and options on such securities, when the Advisor deems it appropriate to do so. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, deter-mined by the Advisor to be of comparable quality). Securities rated below investment grade may be referred to colloquially as "junk bonds." For information on the risks associated with invest-ments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The average portfolio dura-tion of this Fund will normally vary within a three- to six-year time frame.

            MUNICIPAL BOND FUND seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital ap-preciation is a secondary objective. The Fund seeks its objectives by investing in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds gen-erally are issued by states and local governments and their agen-cies, authorities and other instrumentalities. It is a policy of the Fund that, under normal market conditions, at least 80% of its net assets will be invested in Municipal Bonds. The Fund may in-vest up to 20% of its net assets in U.S. Government securities, money market instruments and/or "private activity" bonds. Under normal circumstances, the average portfolio duration of the Munic-ipal Bond Fund will vary within a three- to ten-year time frame, based on the Advisor's forecast for interest rates.

               The Fund may invest up to 10% of its net assets in Municipal
            Bonds or "private activity" bonds which are rated below Baa by Moody's or BBB by S&P but which are rated at least Ba by Moody's or BB by S&P (or, if unrated, determined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Ap-pendix B--Description of Securities Ratings."



EQUITY FUND STOCKSPLUS FUND, as its investment objective, seeks to achieve to-DESCRIPTION tal return which exceeds the total return performance of the Stan-
            dard & Poor's 500 Composite Stock Price Index ("S&P 500"). StocksPLUS is the name of a proprietary portfolio management strategy which utilizes S&P 500 derivatives in addition to or in place of S&P 500 stocks to equal or exceed the performance of the S&P 500. The Advisor expects that under normal market conditions, the Fund will invest substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed income securities. The Advisor will actively manage the fixed income assets serving as cover for derivatives, as well as any other fixed income assets held by the Fund, with a view toward enhancing the Fund's total return investment performance, subject to an overall portfolio du-ration which is normally not expected to exceed one year. See "Ap-pendix A--Description of Duration."
               The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. S&P chooses the stocks to be included in the S&P 500 solely on a statistical ba-sis. The weightings of stocks in the index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Stocks represented currently in the S&P 500 represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund will seek to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.
                                                      April 1, 1998 Prospectus

               When S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest up to 100% of its assets in a "basket" of S&P 500 stocks. The composition of this basket will be determined by standard statistical techniques that analyze the historical correlation between the return of every stock currently in the S&P 500 and the return on the S&P 500 itself. The Advisor may employ fundamental stock analysis only to choose among stocks that have already satisfied the statistical correlation tests. Stocks chosen for the Fund are not limited to those with any par-ticular weighting in the S&P 500.
               Positions in S&P 500 futures and options on futures will be en-
            tered into only to the extent they constitute permissible posi-tions for the Fund according to applicable rules of the Commodity Futures Trading Commission ("CFTC"). From time to time, the Advi-sor may be constrained in its ability to use S&P 500 derivatives either by requirements of the Internal Revenue Code or by an unan-ticipated inability to close out positions when it would be most advantageous to do so. A large number of investors use S&P 500 de-rivatives for both hedging and speculative purposes, and although generally this helps guarantee a liquid market in those instru-ments, at times liquidity may be limited. For more information about S&P 500 derivatives, see "Characteristics and Risks of Securities and Investment Tech-niques--Derivative Instruments."
               Assets of the StocksPLUS Fund not invested in equity securities may be invested in securities eligible for purchase by the Fixed Income Funds. The Fund may invest up to 10% of its assets in fixed income securities that are below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, but at least B (or, if unrated, determined by the Advisor to be of comparable quality).
            In addition, the StocksPLUS Fund may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income. The Fund may also invest all of its assets in deriva-tive instruments, as described under "Characteristics of Securi-ties and Investment Techniques--Derivative Instruments." In addi-tion, the Fund may invest up to 20% of its assets in securities of foreign issuers, may purchase and sell options and futures on for-eign currencies, and may enter into forward foreign currency con-tracts.


BALANCED    STRATEGIC BALANCED FUND has as its investment objective the maxi-
FUND        mization of total return, consistent with preservation of capital
DESCRIPTION and prudent investment management. In seeking to achieve this ob-
            jective, the Fund invests in the securities eligible for purchase by the StocksPLUS Fund and the Total Return Fund. The percentage of the Fund's assets allocated to equity or fixed income exposure will vary in accordance with an asset allocation methodology de-veloped by the Advisor. The methodology builds upon the Advisor's long-standing process of economic forecasting of business cycle stages by applying to this process a disciplined asset allocation model which employs certain statistical variance techniques. De-pending on the outcome of this asset allocation methodology, the Fund's equity exposure will vary between 45% and 75% of its total assets, and its fixed income exposure will vary between 25% and 55%. There can be no assurance that the Advisor's asset allocation methodology will be successful.


TOTAL       The "total return" sought by certain of the Funds will consist of
RETURN AND interest and dividends from underlying securities, capital appre-REAL RETURN ciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income port-folio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed in-come securities (and therefore their capital appreciation or de-preciation) is largely a function of changes in the current level of interest rates. Generally, when interest rates are falling, a portfolio with a shorter duration will not generate as high a level of total return as a portfolio with a longer duration. Con-versely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfo-lios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term

10
 PIMCO Funds: Pacific Investment Management Series
            rates, which is commonly the case). With respect to the composi-tion of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of fixed income securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.
               The change in market value of equity securities (and therefore their capital appreciation or depreciation) may depend upon a num-ber of factors, including: conditions in the securities markets, the business success of the security's issuer, changing interest rates, real or perceived economic and competitive industry condi-tions, and foreign currency exchange rates. Historically, the to-tal return performance of equity-oriented portfolios has generally been greater over the long term than fixed income portfolios. How-ever, the market risk and price volatility of an equity portfolio is generally greater than that of a fixed income portfolio, and is generally considered to be a more aggressive investment.
               "Real Return," or "Inflation Adjusted Return," as referenced in the name and investment objective of the Real Return Bond Fund, is a measure of the change in purchasing power of money invested in a particular instrument after adjusting for inflation. An investment in a security generating a high nominal return (such as a typical U.S. Government Treasury bond) may not generate a high real return once inflation is considered. For example, an instrument generat-ing a 9% nominal return at a time when inflation is 6% has a real return of approximately 3%; that is, the purchasing power of the money invested in that instrument would only increase by approxi-mately 3%. On the other hand, an inflation-indexed instrument gen-erating a 5% real return would generate a 5% increase in purchas-ing power regardless of the rate of inflation. As stated above, the investment objective of the Fund is to seek to achieve maximum real return. The total return (not adjusted for inflation) at-tained by this Fund may be less than the total return attained by other of the Funds that do not invest primarily in inflation-in-dexed securities.
               In the case of inflation-indexed bonds, changes in market value are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might increase, leading to a de-crease in value of inflation-indexed bonds.

            Investment Risks and Considerations

            The following are some of the principal risks of investing in the Funds. Investors should read this Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. Gen-erally, the value of fixed income securities can be expected to vary inversely with changes in prevailing interest rates, i.e., as interest rates rise, market value tends to decrease, and vice versa, although this may not be true in the case of inflation-indexed bonds. In addition, certain of the Funds may invest in se-curities rated lower than Baa by Moody's or S&P. Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies.
               Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio posi-tions when it is not advantageous to do so. Certain Funds may sell securities short, which exposes the Fund to a risk of loss if the value of the security sold short should increase.
               All Funds may use derivative instruments, consisting of
            futures, options, options on futures, and swap agreements, for hedging purposes or as part of their investment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk
                                                      April 1, 1998 Prospectus
            of an imperfect correlation between the value of the securities being hedged and the value of the particular derivative instru-ment, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particular derivative instruments. Unless otherwise indicated, all limita-tions applicable to Fund investments (as stated in this Prospectus and in the Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's invest-ment portfolio, resulting from market fluctuations or other changes in a Fund's total assets, will not require a Fund to dis-pose of an investment until the Advisor determines that is practi-cable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the sev-eral assigned ratings.
               Investors should carefully consider the possible tax conse-
            quences from investing in the Real Return Bond Fund. The Fund in-vests primarily in securities that for tax purposes may be consid-ered to have been issued originally at a discount. Accordingly, the Fund may be required to make annual distributions to share-holders in excess of the cash received by the Fund in a given pe-riod from those investments. See "Characteristics and Risks of Se-curities and Investment Techniques--Inflation-Indexed Bonds" and "Taxes" for additional information.
               The Foreign Bond and Real Return Bond Funds are "non-diversi-
            fied" for purposes of the Investment Company Act of 1940 ("1940 Act"), meaning that they may invest a greater percentage of their assets in the securities of one issuer than the other Funds. The Funds are still, however, subject to diversification requirements imposed by the Internal Revenue Code of 1986, as amended, which means that as of the end of each calendar quarter, a Fund may have no more than 25% of its assets invested in the securities of a single issuer, and may, with respect to 50% of its assets, have no more than 5% of its assets invested in the securities of a single issuer. As "non-diversified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified portfolio might be.
               The Funds offer their shares to both retail and institutional investors. Institutional shareholders, some of whom also may be investment advisory clients of Pacific Investment Management, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require the Advisor to liquidate portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a Fund to realize taxable capital gains.

            Characteristics and Risks of
            Securities and Investment Techniques

            The following describes in greater detail different types of secu-rities and investment techniques used by the individual Funds, and discusses certain concepts relevant to the investment policies of the Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.



U.S.        U.S. Government securities are obligations of, or guaranteed by,
GOVERNMENT the U.S. Government, its agencies or instrumentalities. The U.S. SECURITIES Government does not guarantee the net asset value of the Funds'
            shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government Na-tional Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the is-suer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association,

12
 PIMCO Funds: Pacific Investment Management Series
               are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, al-though the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury secu-rities (STRIPs and CUBEs) are direct obligations of the U.S. Gov-ernment.


CORPORATE      Corporate debt securities include corporate bonds, debentures,
DEBT           notes and other similar corporate debt instruments, including
SECURITIES     convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S.
               dollar and a foreign currency or currencies. Investments in corporate debt securities that are rated below investment grade
               (rated below Baa (Moody's) or BBB (S&P)) are de-scribed as "speculative" both by Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Moody's also describes securi-ties rated Baa as having speculative characteristics. The Advisor seeks to minimize these risks through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. See "Appendix B--Description of Securities Ratings." Investments in high yield securities are discussed separately below under "High Yield Securities ("Junk
               Bonds")."


CONVERTIBLE    Each Fund (except the Municipal Bond Fund) may invest in convert-
SECURITIES     ible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.
                    The convertible securities in which the Funds may invest
               consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the securi-ty, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.
                    While the Fixed Income Funds intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be re-garded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, legal or technical restrictions. In such cases, a Fund may consider eq-uity securities or convertible bonds to gain exposure to such in-vestments.






LOAN           Certain Funds may invest in fixed- and floating-rate loans ar-
PARTICIPATIONS ranged through private negotiations between an issuer of debt in-
AND            struments and one or more financial institutions ("lenders").
ASSIGNMENTS    Generally, the Funds' investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.
                  Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Funds may participate in such syndicates, or can buy part of a loan, becom-ing a direct lender. Participations and assignments involve spe-cial types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on a Fund's investments in loan participations and as-signments with limited
                                                      April 1, 1998 Prospectus
            marketability. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assign-ments, the Funds' rights against the borrower may be more limited than those held by the original lender.



VARIABLE    Variable and floating rate securities provide for a periodic ad-
AND         justment in the interest rate paid on the obligations. The terms
FLOATING    of such obligations must provide that interest rates are adjusted
RATE        periodically based upon an interest rate adjustment index as pro-
SECURITIES  vided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

               Each of the Fixed Income Funds may invest in floating rate debt instruments ("floaters") and (except the Municipal Bond Fund) en-gage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is de-termined by movements in the difference between the prices or in-terest rates, as the case may be, of the respective securities or currencies.
               Each of the Fixed Income Funds (except the Municipal Bond Fund)
            may also invest in inverse floating rate debt instruments ("in-verse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate se-curity may exhibit greater price volatility than a fixed rate ob-ligation of similar credit quality. The Funds have adopted a pol-icy under which no Fund will invest more than 5% (10% in the case of the Total Return Mortgage Fund) of its net assets in any combi-nation of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.


INFLATION-  Inflation-indexed bonds are fixed income securities whose princi-
INDEXED     pal value is periodically adjusted according to the rate of infla-
BONDS       tion. The interest rate on these bonds is generally fixed at issu-
            ance at a rate lower than typical bonds. Over the life of an in-flation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.
               Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is an-ticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual ba-sis, equal to a fixed percentage of the inflation-adjusted princi-pal amount. For example, if an investor purchased an inflation-in-dexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15
            ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45
            ($1,030 times 1.5%).
               If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted down-ward, and consequently the interest payable on these securities
            (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity
            (as adjusted for inflation) is guaranteed in the case of U.S.
            Treasury inflation-indexed bonds, even during a period of defla-tion. However, the current market value of the bonds is not guar-anteed, and will fluctuate. The Funds may also invest in other in-flation related bonds which may or may not provide a similar guar-antee. If such a guarantee of principal is not provided, the ad-justed principal value of the bond repaid at maturity may be less than the original principal.
               The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase

14
 PIMCO Funds: Pacific Investment Management Series
            in value of inflation-indexed bonds. In contrast, if nominal in-terest rates increased at a faster rate than inflation, real in-terest rates might rise, leading to a decrease in value of infla-tion-indexed bonds.
               While these securities are expected to be protected from long-
            term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency ex-change rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's in-flation measure.
               The U.S. Treasury has only recently begun issuing inflation-in-
            dexed bonds. As such, there is no trading history of these securi-ties, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liq-uid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assur-ance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of is-suing inflation-indexed bonds, and there may be a more liquid mar-ket in certain of these countries for these securities.
               The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are gener-ally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign coun-try will be correlated to the rate of inflation in the United States.
               Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though in-vestors do not receive their principal until maturity. See "Taxes" for information about the possible tax consequences of investing in the Real Return Bond Fund and in inflation-indexed bonds.

MORTGAGE-   Each of the Funds (except the Municipal Bond Fund) may invest all
RELATED AND of its assets in mortgage- or other asset-backed securities. The
OTHER       value of some mortgage- or asset-backed securities in which the
ASSET-      Funds invest may be particularly sensitive to changes in prevail-
BACKED      ing interest rates, and, like the other investments of the Funds,
SECURITIES  the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Advisor to forecast in-terest rates and other economic factors correctly.

            MORTGAGE-PASS-THROUGH SECURITIES are securities representing in-terests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrow-ers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early re-payment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying prop-erty, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon re-investment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securi-ties, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepay-ment features may not increase as much as other fixed income secu-rities. The rate of prepayments on underlying mortgages will af-fect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective matu-rity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mort-gage-related security, the volatility of such security can be ex-pected to increase.
               Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Govern-ment (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securi-
                                                      April 1, 1998 Prospectus
            ties guaranteed by FNMA or the Federal Home Loan Mortgage Corpora-tion ("FHLMC"), which are supported only by the discretionary au-thority of the U.S. Government to purchase the agency's obliga-tions). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of in-surance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

            COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateral-ized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly pay-ments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

            COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that re-flect an interest in, and are secured by, mortgage loans on com-mercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstand-ing principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed secu-rities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

            MORTGAGE-RELATED SECURITIES include securities other than those described above that directly or indirectly represent a participa-tion in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repur-chase Agreements, Dollar Rolls, and Borrowings"), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be struc-tured in classes with rights to receive varying proportions of principal and interest.
               A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remain-der of the principal. In the most extreme case, one class will re-ceive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the prin-cipal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (includ-ing prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse ef-fect on a Fund's yield to maturity from these securities. The Funds have adopted a policy under which no Fund will invest more than 5% (10% in the case of the Total Return Mortgage Fund) of its net assets in any combination of IO, PO, or inverse floater secu-rities. The Funds may invest in other asset-backed securities that have been offered to investors. For a discussion of the character-istics of some of these instruments, see the Statement of Addi-tional Information.



MUNICIPAL   The Municipal Bond Fund invests in Municipal Bonds which are gen-
BONDS       erally issued by states and local governments and their agencies, authorities and other instrumentalities. The Municipal Bonds which the Municipal Bond Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such is-suer's general revenues and not from any particular source.

16
 PIMCO Funds: Pacific Investment Management Series

            Limited obligation bonds are payable only from the revenues de-rived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other spe-cific revenue source. Tax-exempt "private activity" bonds and in-dustrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The Mu-nicipal Bond Fund may invest in Municipal Bonds with credit en-hancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements. The Municipal Bond Fund may also invest in municipal lease obligations, as well as securities de-rived from Municipal Bonds, such as residual interest bonds, and participation interests.
              Municipal Bonds are subject to credit and market risk. Credit risk relates to the ability of the issuer to make payments of principal and interest. The ability of an issuer to make such pay-ments could be affected by litigation, legislation or other polit-ical events or the bankruptcy of the issuer. Market risk relates to changes in a security's value as a result of changes in inter-est rates. Lower rated Municipal Bonds generally provide higher yields but are subject to greater credit and market risk than higher quality Municipal Bonds.

REPURCHASE For the purpose of achieving income, each of the Funds may enter AGREEMENTS into repurchase agreements, which entail the purchase of a portfo-
            lio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repur-chase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. No Fund will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.


REVERSE     A reverse repurchase agreement involves the sale of a security by
REPURCHASE a Fund and its agreement to repurchase the instrument at a speci-AGREEMENTS, fied time and price. Under a reverse repurchase agreement, the
DOLLAR      Fund continues to receive any principal and interest payments on
ROLLS, AND the underlying security during the term of the agreement. The Fund BORROWINGS generally will maintain a segregated account consisting of assets determined to be liquid by the Advisor in accordance with proce-dures established by the Board of Trustees to cover its obliga-tions under reverse repurchase agreements and, to this extent, a reverse repurchase agreement (or economically similar transaction) will not be considered a "senior security" subject to the 300% as-set coverage requirements otherwise applicable to borrowings by a Fund.
               A Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially simi-lar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future pur-chase as well as by any interest earned on the proceeds of the se-curities sold. The Fund also could be compensated through the re-ceipt of fee income equivalent to a lower forward price. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Advisor in accordance with procedures estab-lished by the Board of Trustees to cover its obligations under dollar rolls.
               To the extent that positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered through the maintenance of a segregated account consisting of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings, which would restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of such Fund's total assets. Apart from such transactions, a Fund will not borrow money, except for temporary administrative purposes.

                                                                             17
                                                      April 1, 1998 Prospectus

LOANS OF    For the purpose of achieving income, each Fund may lend its port-
PORTFOLIO   folio securities to brokers, dealers, and other financial institu-
SECURITIES  tions, provided:

                (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;

                (ii) the Fund may at any time call the loan and obtain the return of the securities loaned;

                (iii) the Fund will receive any interest or dividends paid on the loaned securities; and

                (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund.
               Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.


WHEN-       Each of the Funds may purchase or sell securities on a when-is-
ISSUED,     sued, delayed delivery, or forward commitment basis. These trans-
DELAYED     actions involve a commitment by the Fund to purchase or sell secu-
DELIVERY    rities for a predetermined price or yield, with payment and deliv-
AND FORWARD ery taking place more than seven days in the future, or after a COMMITMENT period longer than the customary settlement period for that type
TRANS-      of security. When such purchases are outstanding, the Fund will
ACTIONS     set aside and maintain until the settlement date in a segregated account, assets determined to be liquid by the Advisor in accor-dance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in a segregated ac-count. When purchasing a security on a when-issued, delayed deliv-ery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not re-quired to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully in-vested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued or forward commitment securities before they are de-livered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may pur-chase or sell securities on a when-issued, delayed delivery, or forward commitment basis.


SHORT SALES Each of the Funds (except the High Yield and StocksPLUS Funds) may from time to time effect short sales as part of their overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long po-sitions in similar securities as those sold short. A short sale (other than a short sale against the box) is a transaction in which a Fund sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that a Fund engages in short sales, it must (except in the case of short sales "against the box") maintain as-set coverage in the form of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

18
 PIMCO Funds: Pacific Investment Management Series

FOREIGN     Each of the Funds (except the Municipal Bond Fund) may invest di-
SECURITIES  rectly in fixed income securities of non-U.S. issuers. The High
            Yield and Total Return Mortgage Funds may only invest in U.S. dol-lar-denominated fixed income securities of non-U.S. issuers. The
            StocksPLUS Fund may invest directly in foreign equity securities.

               Each of the Funds will concentrate its foreign investments in securities of issuers based in developed countries. However, the Short-Term and Low Duration Funds may each invest up to 5% of its assets in securities of issuers based in emerging market coun-tries, and each of the remaining Fixed Income Funds that may in-vest in foreign securities may invest up to 10% of its assets in such securities.
               Individual foreign economies may differ favorably or unfavor-
            ably from the U.S. economy in such respects as growth of gross do-mestic product, rate of inflation, capital reinvestment, re-sources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields, and risks asso-ciated with securities markets in different countries may change independently of each other. Investing in the securities of is-suers in any foreign country involves special risks and considera-tions not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks in-volved in investing in securities issued by companies and govern-ments of foreign nations. These risks include: differences in ac-counting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory tax-ation; adverse changes in investment or exchange control regula-tions (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, for-eign securities and dividends and interest payable on those secu-rities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and there-fore may exhibit greater price volatility. Additional costs asso-ciated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in for-eign exchange rates also will affect the value of securities de-nominated or quoted in currencies other than the U.S. dollar.
               Certain of the Funds will invest in the securities of issuers based in countries with developing economies. Investing in devel-oping (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and im-poses risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market coun-tries restrict, to varying degrees, foreign investment in securi-ties. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registra-tion and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these curren-cies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market coun-tries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illi-quidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future eco-nomic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, sei-zure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investment.
               Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, eco-nomic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the secu-rities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market coun-tries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material informa-tion about issuers; the risk that it may be more difficult to ob-tain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securi-ties markets. Also, any change in the leadership or policies of Eastern European countries, or the countries that exercise a sig-nificant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
                                                      April 1, 1998 Prospectus

               In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
               Each of the Fixed Income Funds (except the Municipal Bond Fund)
            may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sover-eign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by for-mer U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Gov-ernment securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. For further in-formation, see the Statement of Additional Information.
               Certain of the Funds also may invest in sovereign debt (other than Brady Bonds) issued by governments, their agencies or instru-mentalities, or other government-related entities located in emerging market countries. Holders of sovereign debt may be re-quested to participate in the rescheduling of such debt and to ex-tend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.
               A Fund's investments in foreign currency denominated debt obli-
            gations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to consti-tute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.



FOREIGN     Foreign currency exchange rates may fluctuate significantly over
CURRENCY    short periods of time. They generally are determined by the forces
TRANS-      of supply and demand in the foreign exchange markets and the rela-
ACTIONS     tive merits of investments in different countries, actual or per-
            ceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad.
            For example, significant uncertainty surrounds the proposed intro-duction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S.
            dollar, resulting in a loss to the Funds.
               All Funds that may invest in securities denominated in foreign currencies may buy and sell foreign currencies on a spot and for-ward basis to reduce the risks of adverse changes in foreign ex-change rates. A forward foreign currency exchange contract in-volves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its ex-posure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign cur-rency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may en-ter into these contracts for the purpose of hedging against for-eign exchange risk arising from the Fund's investment or antici-pated investment in securities denominated in foreign currencies.
            A Fund also may enter into these contracts for purposes of

20
 PIMCO Funds: Pacific Investment Management Series
            increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Advisor in accordance with procedures estab-lished by the Board of Trustees, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.
               All Funds that may invest in securities denominated in foreign currencies may invest in options on foreign currencies and foreign currency futures and options thereon. The Funds also may invest in foreign currency exchange- related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates. Each Fund that may invest in se-curities denominated in foreign currencies, except the Emerging Markets Bond Fund, will use these techniques to hedge at least 75% of its exposure to foreign currency. For a description of these instruments, see "Derivative Instruments" below and the Statement of Additional Information.


HIGH YIELD The High Yield Fund invests at least 65% of its assets in fixed SECURITIES income securities rated lower than Baa by Moody's or lower than
("JUNK      BBB by S&P but rated at least B by Moody's or S&P (or, if not rat-
BONDS")     ed, of comparable quality). In addition, each of the Foreign Bond,
            Total Return, Low Duration, Short-Term, Strategic Balanced and
            StocksPLUS Funds may invest up to 10% of its assets in such secu-rities. The Municipal Bond Fund may invest up to 10% of its assets in securities rated lower than Baa by Moody's or BBB by S&P but rated at least Ba by Moody's or BB by S&P. Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes re-ferred to as "high yield" or "junk" bonds. Securities rated Baa are considered by Moody's to have some speculative characteris-tics. Investors should consider the following risks associated with high yield securities before investing in these Funds.
               Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.
               High yield securities may be more susceptible to real or per-
            ceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for ex-ample, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodi-cally and in cash.
               The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities.
            Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.
               The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The
            Advisor does not rely solely on credit ratings when selecting se-curities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Advisor deems it in the best inter-est of shareholders.
                                                      April 1, 1998 Prospectus

               During the year ended March 31, 1997, based upon the dollar-
            weighted average ratings of the Funds' portfolio holdings at the end of each month in the Funds' fiscal year, each operational Fund that may invest greater than 5% of its assets in securities rated below investment grade had the following percentages of its net assets invested in securities rated in the categories indicated as rated by Moody's (or, if unrated, determined by the Advisor to be of comparable quality). See "Appendix B--Description of Securities Ratings," for further information.


              FIXED INCOME SECURITIES RATINGS

                                                       BELOW
           FUND                PRIME 1 Aaa   Aa    A   PRIME 1 Baa  Ba    B
           -----------------------------------------------------------------
           FOREIGN BOND           21%   58%  14%   0%     0%    3%   4%   0%
           -----------------------------------------------------------------
           HIGH YIELD              6     1    0    0      0     3   48   42
           -----------------------------------------------------------------
           TOTAL RETURN           13    66    2    4      0     9    5    1
           -----------------------------------------------------------------
           LOW DURATION           24    55    1    3      0    13    4    0
           -----------------------------------------------------------------
           SHORT-TERM             31    26    3   12      0    20    7    1
           -----------------------------------------------------------------
           STOCKSPLUS             32    29    5    7      0    17    9    1
           -----------------------------------------------------------------
           STRATEGIC BALANCED      7    36    0    8      0    38    9    2


               These figures are intended solely to provide disclosure about each Fund's asset composition during its most recent fiscal year. The asset composition after this time may or may not be approxi-mately the same as represented by such figures. In addition, the categories reflect ratings by Moody's, and ratings assigned by S&P may not be consistent with ratings assigned by Moody's or other credit ratings services, and the Advisor may not necessarily agree with a rating assigned by any credit rating agency.


DERIVATIVE To the extent permitted by the investment objectives and policies INSTRUMENTS of the Funds, the Funds may purchase and write call and put op-
            tions on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures con-tracts as further described below. The Funds (except the Municipal Bond Fund) also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. The Funds may use these techniques to hedge against changes in inter-est rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The Funds (except the Municipal Bond Fund) may also purchase and sell options relat-ing to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctua-tions from one country to another. Each Fund will maintain a seg-regated account consisting of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under op-tions, futures, and swaps to limit leveraging of the Fund.
               Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. Each Fund (except the Municipal Bond Fund) may invest all of its assets in derivative instruments, subject only to the Fund's investment ob-jective and policies. The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instru-ments may depend in part upon the ability of the Advisor to fore-cast interest rates and other economic factors correctly. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.
               The Funds might not employ any of the strategies described be-
            low, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, mar-ket values or other economic factors in

22
 PIMCO Funds: Pacific Investment Management Series
            utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transac-tion at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instru-ments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related in-vestments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio secu-rity at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions.

            OPTIONS ON SECURITIES, SECURITIES INDEXES, AND CURRENCIES A Fund may purchase put options on securities and indexes. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may also purchase call options on securities and indexes. One purpose of purchasing call options is to protect against substan-tial increases in prices of securities the Fund intends to pur-chase pending its ability to invest in such securities in an or-derly manner. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the op-tion (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the op-tion to deliver the underlying security upon payment of the exer-cise price or to pay the exercise price upon delivery of the un-derlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified mul-tiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.
               A Fund may sell put or call options it has previously pur-
            chased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the under-lying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.
               The Funds may write covered straddles consisting of a combina-
            tion of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the ex-ercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."
               The purchase and writing of options involves certain risks.
            During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exer-cise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise no-tice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the un-derlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid mar-ket will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

                                                                             23
                                                     April 1, 1998 Prospectus

               Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. Cur-rency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.
               Over-the-counter options in which certain Funds may invest dif-
            fer from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover cer-tain written over-the-counter options.

            SWAP AGREEMENTS The Funds (except the Municipal Bond Fund) may en-ter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desir-able to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into pri-marily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined invest-ments or instruments, which may be adjusted for an interest fac-tor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a partic-ular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates ex-ceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a speci-fied level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an at-tempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
               Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Con-sequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account con-sisting of assets determined to be liquid by the Advisor in accor-dance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund's portfolio. Obliga-tions under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restric-tion concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.
               Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Be-cause they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the In-ternal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

24
 PIMCO Funds: Pacific Investment Management Series

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS Each of the Fixed Income Funds (except the Municipal Bond Fund) may invest in interest rate futures contracts and options thereon ("futures op-tions"), and to the extent it may invest in foreign currency-de-nominated securities, may also invest in foreign currency futures contracts and options thereon. The Municipal Bond Fund may pur-chase and sell futures contracts on U.S. Government securities and Municipal Bonds, as well as purchase put and call options on such futures contracts. The StocksPLUS Fund may invest in interest rate, stock index and foreign currency futures contracts and op-tions thereon.
               There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfo-lio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures con-tract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these in-struments are relatively new and without a significant trading history. As a result, there is no assurance that an active second-ary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfa-vorable position, and the Fund would remain obligated to meet mar-gin requirements until the position is closed.
               The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid as-sets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."
               The Funds will only enter into futures contracts or futures op-
            tions which are standardized and traded on a U.S. or foreign ex-change or board of trade, or similar entity, or quoted on an auto-mated quotation system. Each Fund will use financial futures con-tracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option posi-tions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.


HYBRID      A hybrid instrument can combine the characteristics of securities,
INSTRUMENTS futures, and options. For example, the principal amount or inter-
            est rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or an-other interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.
               Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration manage-ment, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.
            These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Un-der certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant mar-ket risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed princi-pal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctua-tions in the net asset value of the Fund. Accordingly, no Fund will invest more than 5% of its assets in hybrid instruments.
                                                      April 1, 1998 Prospectus

               Certain issuers of structured products such as hybrid instru-
            ments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.


INVESTMENT  Each of the Funds may invest in securities of other investment
IN          companies, such as closed-end management investment companies, or
INVESTMENT  in pooled accounts or other investment vehicles. As a shareholder
COMPANIES   of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.


PORTFOLIO   The length of time a Fund has held a particular security is not
TURNOVER    generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's in-vestments, particularly in periods of volatile market movements.
            High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. See "Management of the Trust--
            Portfolio Transactions." Such sales may result in realization of taxable capital gains. See "Taxes." The portfolio turnover rate for the following Funds for the last two fiscal years (1997 and 1996, respectively) was: Short-Term--77% and 215%; Low Duration--
            240% and 209%; High Yield--67% and 66%; Total Return--173% and
            221%; Foreign Bond--984% and 1,234%.


ILLIQUID    Each of the Funds may invest up to 15% of its net assets in illiq-
SECURITIES  uid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The Advisor may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight depos-its), securities that are subject to legal or contractual restric-tions on resale and other securities which legally or in the Advi-sor's opinion may be deemed illiquid (not including securities is-sued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that Pacific Investment Management has determined to be liquid under procedures approved by the Board of Trustees).
               Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule
            144A, others may be illiquid, and their sale may involve substan-tial delays and additional costs.


SERVICE     Many of the services provided to the Funds depend on the smooth
SYSTEM--    functioning of computer systems. Many systems in use today cannot
YEAR 2000   distinguish between the year 1900 and the year 2000. Should any of
PROBLEM     the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Advisor, Distributor, Shareholder
            Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected.

26
 PIMCO Funds: Pacific Investment Management Series

            Performance Information

            From time to time the Trust may make available certain information about the performance of the Class D shares of some or all of the Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance.
               From time to time, the yield and total return for each class of shares of the Funds may be included in advertisements or reports to shareholders or prospective investors. Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the Securities and Exchange Commission) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net invest-ment income"), and will be computed by dividing net investment in-come by the maximum public offering price per share on the last day of the period. The tax equivalent yield of the Municipal Bond Fund's Class D shares may also be advertised, calculated like yield except that, for any given tax bracket, net investment in-come will be calculated as the sum of (i) any taxable income of the class plus (ii) the tax exempt income of the class divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket.

               The total return of Class D shares of all Funds may be included in advertisements or other written material. When a Fund's total return is advertised with respect to its Class D shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund as more fully described in the Statement of Additional Information. Consistent with Securities and Exchange Commission rules and informal guidance, for periods prior to the initial offering date of Class D shares, total return presentations for the Class D shares will be based on the histori-cal performance of an older class of the Fund (the older class to be used in each case is set forth in the Statement of Additional Information) restated, as necessary, to reflect that there are no sales charges associated with Class D shares, but not reflecting any different operating expenses (such as administrative fee charges) associated with Class D shares. All other things being equal, any higher expenses of Class D shares would have adversely affected (i.e., reduced) total return for Class D shares (i.e., if the Class D shares had been issued since the inception of the
            Fund) by the amount of such higher expenses, compounded over the relevant period. Total return is measured by comparing the value of an investment in Class D shares of the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset val-
            ue). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to re-flect the cumulative impact of alternative fee and expense struc-tures, such as the currently effective advisory and administrative fees for Class D shares of the Funds.
               The Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder com-munications, or in certain types of sales literature provided to prospective investors. Current distribution information for a Class D shares of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment in-come), divided by the net asset value per Class D share on the last day of the period and annualized. The rate of current distri-butions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what Class D shares of a Fund have declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.
               Performance information for the Trust may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Com-posite Stock Price Index, the Lehman Brothers Aggregate Bond In-dex, the Lehman Brothers Mortgage-Backed Securities Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Blend Index, the Lehman Inflation Linked Treasury Index, the Lehman Muncipal Bond Index, the Lehman BB In-termediate Corporate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the J.P. Morgan Emerging Markets Bond Index Plus, the Salomon Brothers World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Govern-ment Bond Index Non U.S.-Dollar Hedged, and other entities or
                                                      April 1, 1998 Prospectus
            organizations which track the performance of investment companies or investment advisers. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. The Advisor may also report to shareholders or to the public in advertisements concerning the performance of the Advisor as adviser to clients other than the Trust, and on the comparative performance or standing of the Advi-sor in relation to other money managers. Such comparative informa-tion may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether re-lated to the Funds or to the Advisor, should be considered in light of the Funds' investment objectives and policies, character-istics and quality of the portfolio, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a de-scription of the methods used to determine yield and total return for the Funds, see the Statement of Additional Information.
               Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return or yield for any prior period should not be considered as a representation of what an in-vestor's total return or yield may be in any future period.

            How to Buy Shares

            Class D shares of each Fund of the Trust are continuously offered through the Trust's principal underwriter, PIMCO Funds Distribu-tors LLC (the "Distributor"), and through other financial service firms which have agreements with the Distributor.

               Class D shares are generally offered to: (a) clients of finan-
            cial service firms, such as broker-dealers or registered invest-ment advisers, with which the Distributor has an agreement for the use of PIMCO Funds: Pacific Investment Management Series in a par-ticular investment product, program or account, for which a fee may be charged; and (b) any other person if the Distributor antic-ipates that there will be minimal sales expenses associated with the sale.
               There are two ways to purchase Class D shares: either 1)
            through your financial service firm; or 2) directly by mailing a PIMCO Funds Account Application (the "Account Application") with payment, as described below under the heading Direct Investment, to the Distributor. Class D shares may be purchased at a price equal to their net asset value per share next determined after re-ceipt of an order. Purchase payments for Class D shares are fully invested at the net asset value next determined after acceptance of the trade.

               All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Exchange"), on a regular business day, are processed at that day's offering price. However, orders received by the Distributor from a financial service firm after the offering price is determined that day will receive such offer-ing price if the orders were received by such financial service firm from its customer prior to such determination and were trans-mitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m., Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 9:30 a.m., Eastern time on the next business day. Pur-chase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distrib-utor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended dur-ing any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securi-ties and Exchange Commission, when trading on the Exchange is re-stricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as per-mitted by the Securities and Exchange Commission for the protec-tion of investors.
               Except for purchases through the PIMCO Auto Invest plan, the
            PIMCO Auto Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, and tax-qualified and wrap programs referred to below under "Tax-Qualified Retirement Plans", the minimum ini-tial investment in Class D shares of any Fund of the Trust or any series of PIMCO Funds: Multi-Manager Series is $2,500, and the minimum additional investment is $100 per Fund. Different

28
 PIMCO Funds: Pacific Investment Management Series
            minimums may apply for shares purchased through financial service firms which have omnibus accounts and similar arrangements with the Distributor. Persons selling Fund shares may receive different compensation for selling different classes of shares of the Funds. Normally, Fund shares purchased through financial service firms are held in the investor's account with that firm. No share cer-tificates will be issued unless specifically requested in writing by an investor or firm.


INVESTMENT  Broker-dealers, registered investment advisers and other financial
THROUGH     service firms provide varying investment products, programs or ac-
FINANCIAL   counts, pursuant to arrangements with the Distributor, through
SERVICE     which their clients may purchase and redeem Class D shares of the
FIRMS       Funds. Such firms may be paid for their services by the Advisor or an affiliate (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to its Class D shares).
               Also, some financial service firms may establish higher minimum investment requirements than are set forth above. Firms may also arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges could reduce such clients' returns. Finan-cial service firms may also hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such in-stances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their financial service firm. In addition, certain privileges with respect to the purchase and re-demption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a pro-gram allowing them access to their clients' accounts for servic-ing, including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as genera-tion of confirmation statements and disbursement of cash divi-dends. This Prospectus should be read in connection with your firm's materials regarding its fees and services.


DIRECT
INVESTMENT  Investors who wish to invest in Class D shares of the Trust di-
            rectly, rather than through a financial service firm, may do so by opening an account with the Distributor. To open an account, an investor should complete the Account Application. All shareholders who open direct accounts with the Distributor will receive from the Distributor individual confirmations of each purchase, redemp-tion, dividend reinvestment, exchange or transfer of Trust shares, including the total number of Trust shares owned as of the confir-mation date, except that purchases which result from the reinvest-ment of daily-accrued dividends and/or distributions will be con-firmed once each calendar quarter. See "Distributions" below. In-formation regarding direct investment or any other features or plans offered by the Trust may be obtained by calling the Distrib-utor at 888-87-PIMCO or by calling your broker.


PURCHASE BY Investors who wish to invest directly may send a check payable to
MAIL PIMCO Funds Distributors LLC, along with a completed application form to:

               PIMCO Funds Distributors LLC
               P.O. Box 5866
               Denver, CO 80217-5866

               Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be con-verted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.
                                                      April 1, 1998 Prospectus

SUBSEQUENT  Subsequent purchases of Class D shares can be made as indicated
PURCHASES   above by mailing a check with a letter describing the investment
OF SHARES   or with the additional investment portion of a confirmation state-
            ment. Except for subsequent purchases through the PIMCO Funds Au-to-Invest plan, the PIMCO Funds Auto-Exchange plan, tax-qualified programs and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal plan is in effect, the minimum subsequent purchase is $100 in any Fund. Different mini-mums may apply for shares purchased through financial service firms which have omnibus accounts and similar arrangements with the Distributor. All payments should be made payable to PIMCO
            Funds Distributors LLC and should clearly indicate the sharehold-er's account number. Checks should be mailed to the address above under "Purchase by Mail."



TAX-        The Distributor makes available retirement plan services and docu-
QUALIFIED   ments for Individual Retirement Accounts (IRAs), including Roth
RETIREMENT  IRAs, for which First National Bank of Boston serves as trustee
PLANS       and for IRA accounts established with Form 5305-SIMPLE under the
            Internal Revenue Code. These accounts include Simplified Employee
            Pension Plan (SEP) and Salary Reduction Simplified Employee Pen-sion Plan (SAR/SEP) IRA accounts and prototype documents. In addi-tion, prototype documents are available for establishing 403(b)(7)
            Custodial Accounts with First National Bank of Boston as custodi-an. This type of plan is available to employees of certain non-profit organizations.

               The Distributor also makes available prototype documents for establishing Money Purchase and/or Profit Sharing Plans and 401(k) Retirement Savings Plans. Investors should call the Distributor at 888-87-PIMCO for further information about these plans and should consult with their own tax advisers before establishing any re-tirement plan. Investors who maintain their accounts with finan-cial service firms should consult their firm about similar types of accounts that may be offered through the broker. The minimum initial investment for all tax qualified plans (except for employ-er- sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs) is $2,000 per Fund and the minimum subsequent investment is $100 and the minimum initial investment for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs and the minimum subsequent investment per Fund for all tax-qualified plans is $50.

PIMCO FUNDS The PIMCO Funds Auto-Invest plan provides for periodic investments AUTO-INVEST into the shareholder's account with the Trust by means of auto-
            matic transfers of a designated amount from the shareholder's bank account. The minimum investment for eligibility in the PIMCO Funds Auto-Invest Plan is $2,000 per Fund. Subsequent investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are pur-chased through the plan. Further information regarding the PIMCO Auto Invest plan is available from the Distributor or your finan-cial service firm. You may enroll by completing the appropriate section on the Account Application, or you may obtain an Auto-In-vest Application by calling the Distributor or your financial service firm.

PIMCO FUNDS The PIMCO Funds Auto-Exchange plan establishes regular, periodic
AUTO-       exchanges from one Fund to another Fund or a series of PIMCO
EXCHANGE    Funds: Multi-Manager Series which offers Class D shares. The plan provides for regular investments into a shareholder's account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.

               Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $2,000 for each Fund whose shares are purchased through the plan. Further information regarding the PIMCO Funds Auto-Exchange plan is available from the Distributor at 888-87-PIMCO or your financial service firm. You may enroll by completing an application which may be obtained from the Distribu-tor or by telephone request at 888-87-PIMCO. For more information on exchanges, see "Exchange Privilege."


PIMCO FUNDS PIMCO Funds Fund Link ("Fund Link") connects your Fund account
FUND LINK   with a bank account. Fund Link may be used for subsequent pur-
            chases and for redemptions and other transactions described under "How to Redeem." Purchase transactions are effected by electronic funds transfers from the shareholder's account at a U.S. bank or other financial institu-

30
 PIMCO Funds: Pacific Investment Management Series
             tion that is an Automated Clearing House ("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in amounts from $50 to $10,000. To initiate such purchases, call 888-87-PIMCO. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link Application by Shareholder Services, Inc. (the "Transfer Agent"). The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the Exchange. If the funds are re-ceived after the close of regular trading, the shares will be pur-chased on the next regular business day.
                Fund Link privileges must be requested on the Account Applica-
             tion. To establish Fund Link on an existing account, complete a Fund Link Application, which is available from the Distributor or your financial service firm, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instruc-tions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link Application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in "street name" accounts.


SIGNATURE    When a signature guarantee is called for, the shareholder should
GUARANTEE    have "Signature Guaranteed" stamped under his signature and guar-
             anteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associa-tions, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution").
             The Distributor reserves the right to reject any signature guaran-tee pursuant to its written signature guarantee standards or pro-cedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guarantee require-ments from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.


ACCOUNT      Changes in registration or account privileges may be made in writ-
REGISTRATION ing to the Transfer Agent. Signature guarantees may be required.
CHANGES      See "Signature Guarantee" above. All correspondence must include the account number and must be sent to:

               PIMCO Funds Distributors LLC
               P.O. Box 5866
               Denver, CO 80217-5866

SMALL        Because of the disproportionately high costs of servicing accounts
ACCOUNT FEE  with low balances, a fee at an annual rate of $16, paid to Pacific
             Investment Management, the Funds' administrator, will automati-cally be deducted from direct accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five days of each calendar quarter. The fee will be deducted in quarterly installments from accounts with balances below $2,500 except for Uniform Gift to Mi-nors, IRA, Roth IRA and Auto Invest accounts, for which the limit is $1,000. The fee will not apply to employer-sponsored retirement accounts or 403(b)(7) custodial accounts. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.)
             No fee will be charged on any account of a shareholder if the ag-gregate value of all of the shareholder's accounts is at least
             $50,000.
                                                    April 1, 1998 Prospectus

MINIMUM     Due to the relatively high cost to the Funds of maintaining small
ACCOUNT     accounts, you are asked to maintain an account balance of at least
SIZE        the amount necessary to open the type of account involved. If your balance is below such minimum for three months or longer, the Fund's administrator shall have the right (except in the case of employer-sponsored retirement accounts) to close your account af-ter giving you 60 days in which to increase your balance. Your ac-count will not be liquidated if the reduction in size is due solely to market decline in the value of your Fund shares or if the aggregate value of all your accounts in PIMCO Funds exceeds
            $50,000.

            Exchange Privilege

            A shareholder may exchange Class D shares of any Fund for Class D shares of any other Fund in an account with identical registration on the basis of their respective net asset values. Class D shares of each Fund may also be exchanged for Class D shares of series of PIMCO Funds: Multi-Manager Series, an affiliated mutual fund family comprised primarily of equity portfolios managed by the subsidiary partnerships of PIMCO Advisors L.P. There are currently no exchange fees or charges. Except with respect to tax-qualified programs and exchanges effected through the PIMCO Auto Exchange plan, exchanges are subject to the $2,500 minimum initial purchase requirement for Class D shares of each Fund. Different minimums may apply for exchanges through financial service firms which have omnibus accounts and similar arrangements with the Distributor. An exchange will constitute a taxable sale for federal income tax purposes.

               Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Funds Distributors LLC, P.O. Box 5866, Denver, CO 80217-5866 or, unless the investor has specifically declined telephone exchange privi-leges on the Account Application or elected in writing not to uti-lize telephone exchanges, by a telephone request to the Transfer Agent at 888-87-PIMCO. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genu-ine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to act-ing on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone in-structions. Exchange forms are available from the Distributor at 888-87-PIMCO and may be used if there will be no change in the registered name or address of the shareholder. Changes in regis-tration information or account privileges may be made in writing to the Transfer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217-5866, or by use of forms which are avail-able from the Distributor. A signature guarantee is required. See "How to Buy Shares--Signature Guarantee." Telephone exchanges may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on any day the Exchange is open (generally weekdays other than normal holidays). The Trust reserves the right to refuse exchange pur-chases if, in the judgment of the Advisor, the purchase would ad-versely affect the Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Advisor to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by Secu-rities and Exchange Commission regulations, the Trust will give 60 days' advance notice to shareholders of any termination or mate-rial modification of the exchange privilege. For further informa-tion about exchange privileges, contact the Distributor or call the Transfer Agent at 888-87-PIMCO.

               Investors may also select the PIMCO Auto Exchange plan which establishes automatic periodic exchanges. For further information on automatic exchanges see "How to Buy Shares--PIMCO Funds Auto-Exchange" above.

32
 PIMCO Funds: Pacific Investment Management Series

            How to Redeem

            Class D shares may be redeemed either directly from the Trust or through your financial service firm, by telephone, by submitting a written redemption request directly to the Transfer Agent, or through an Automatic Withdrawal Plan or PIMCO Fund Link.

               There is no charge by the Distributor with respect to a redemp-
            tion. Financial service firms are obligated to transmit orders promptly. Requests for redemption received by financial service firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a regular business day and re-ceived by the Distributor prior to the close of the Distributor's business day will be confirmed at the net asset value effective as of the closing of the Exchange on that day. Your financial service firm will be responsible for furnishing all necessary documenta-tion to the Transfer Agent and may charge you for its services.

DIRECT      A shareholder's original Account Application permits the share-
REDEMPTION  holder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemp-tions) and to elect one or more of the additional redemption pro-cedures described below. A shareholder may change the instructions indicated on his original Account Application, or may request ad-ditional redemption options, only by transmitting a written direc-tion to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.
               Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption pro-ceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.


WRITTEN     To redeem shares in writing (whether or not represented by certif-
REQUESTS    icates), a shareholder must send the following items to the Trans-
            fer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Col-orado 80217-5866:
                (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Trans-fer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;
                (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share cer-tificate or accompanying stock power, if required, as de-scribed under "How to Buy Shares--Signature Guarantee";
                (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and
                (4) any additional documents which may be required by the
                    Transfer Agent for redemption by corporations, partner-ships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of rec-ord.

               Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or by calling 888-87-PIMCO before submitting a request. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. This redemption option does not apply to shares held in "street name" accounts.
               If the proceeds of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemp-tion request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature
                                                      April 1, 1998 Prospectus
            guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.


TELEPHONE   The Trust accepts telephone requests for redemption of shares for
REDEMPTIONS amounts up to $50,000 within any 7 calendar day period, except for investors who have specifically declined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemp-tion will be sent to the record shareholder at his record address.
            Changes in account information must be made in a written authori-zation with a signature guarantee. See "How to Buy Shares--Signa-ture Guarantee". Telephone redemptions will not be accepted during the 30-day period following any change in an account's record ad-dress. This redemption option does not apply to shares held in "street name" accounts.
               By completing an Account Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be li-able for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his ac-count if the Trust reasonably believes the instructions to be gen-uine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying him-self as the owner of an account or the owner's financial service firm where the owner has not declined in writing to utilize this service. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent in-structions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirma-tions of such transactions and will record telephone instructions.

               A shareholder making a telephone redemption should call the
            Transfer Agent at 888-87-PIMCO and state (i) the name of the shareholder as it appears on the Transfer Agent's records, (ii) his account number with the Trust, (iii) the amount to be with-drawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the re-demption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange that day. If the redemption request is received after the close of the Ex-change, the redemption is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. The Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it diffi-cult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Writ-ten Requests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.



FUND LINK   If a shareholder has established Fund Link, the shareholder may
REDEMPTIONS redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link Ap-plication by the Transfer Agent. To use Fund Link for redemptions, call the Transfer Agent at 888-87-PIMCO. Subject to the limita-tions set forth above under "Telephone Redemptions," the Distribu-tor, the Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be re-sponsible to any shareholder for any loss, damage or expense aris-ing out of such instructions. Requests received by the Transfer
            Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a business day will be processed at the net asset value on that day and the proceeds will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day.
            If the redemption request is received after the close of regular trading on the Exchange, the redemption is effected on the follow-ing business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form. Changes in bank account informa-tion must be made by completing a new Fund Link Application, signed by all owners of record of the account, with all signatures guaranteed. See "How to Buy Shares--Signature Guarantee." See "How to Buy

34
 PIMCO Funds: Pacific Investment Management Series

            Shares--PIMCO Funds Fund Link" for information on establishing the Fund Link privilege. The Trust may terminate the Fund Link program at any time without notice to shareholders. This redemption option does not apply to shares held in broker "street name" accounts.

PIMCO FUNDS PIMCO Funds Automated Telephone System ("ATS") is an automated
AUTOMATED   telephone system that enables shareholders to perform a number of
TELEPHONE   account transactions automatically using a touch-tone telephone.
SYSTEM      ATS may be used on already-established Fund accounts after you ob-
            tain a Personal Identification Number (PIN) by calling the special
            ATS number: 1-800-223-2413.

            PURCHASING SHARES. You may purchase shares in amounts up to $100,000 by telephone by calling 1-800-223-2413. You must have es-tablished ATS privileges to link your bank account with the Fund to pay for these purchases.

            EXCHANGING SHARES. With the PIMCO Funds Exchange Privilege, you can exchange shares automatically by telephone from your Fund Link Account to another PIMCO Funds account you have already estab-lished by calling 1-800-223-2413. Please refer to "Exchange Privi-lege" below for details.

            REDEMPTIONS. You may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds di-rectly to your Fund bank account. Please refer to "How to Redeem" below for details.



EXPEDITED   If a shareholder has given authorization for expedited wire re-
WIRE        demption, shares can be redeemed and the proceeds sent by federal
TRANSFER    wire transfer to a single previously designated bank account. Re-
REDEMPTIONS quests received by the Trust prior to the close of the Exchange will result in shares being redeemed that day at the next deter-mined net asset value and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file, the Trust will honor requests by any person identifying himself as the owner of an account or the owner's financial service firm by tele-phone at 888-87-PIMCO or by written instructions. The Trust cannot be responsible for the efficiency of the Federal Reserve wire sys-tem or the shareholder's bank. The Trust does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Trust reserves the right to change this mini-mum or to terminate the wire redemption privilege. Shares pur-chased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Ex-pedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption pro-ceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Funds Distributors LLC, P.O. Box 5866, Denver,
            CO 80217-5866. See "How to Buy Shares --  Signature Guarantee."
            This redemption option does not apply to shares held in broker
            "street name" accounts.


CERTIFI-    To redeem shares for which certificates have been issued, the cer-
CATED       tificates must be mailed to or deposited with the Trust, duly en-
SHARES      dorsed or accompanied by a duly endorsed stock power or by a writ-
            ten request for redemption. Signatures must be guaranteed as de-scribed under "How to Buy Shares--Signature Guarantee." Further documentation may be requested from institutions or fiduciary ac-counts, such as corporations, custodians (e.g., under the Uniform
            Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request and stock power must be signed exactly as the account is regis-tered, including indication of any special capacity of the regis-tered owner.



AUTOMATIC   An investor who owns or buys shares of a Fund having a net asset
WITHDRAWAL  value of $10,000 or more may open an Automatic Withdrawal Plan and
PLAN        have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the Account Application or you may obtain an Automatic Withdrawal
            Plan Application from the Distributor or your financial

                                                      April 1, 1998 Prospectus
            service firm. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the ad-dress of record, a signature guarantee is required. See "How to Buy Shares--Signature Guarantee." Class D shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of that class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value to make each withdrawal payment.
               Redemptions for the purpose of withdrawals are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day of pay-ment selected by the shareholder. The Transfer Agent may acceler-ate the redemption and check mailing date by one day to avoid weekend delays. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fidu-ciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an in-vestor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Dis-tributor may terminate or change the terms of the Automatic With-drawal Plan at any time.
               Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own finan-cial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

            Distributor

            The Distributor, a wholly owned subsidiary of PIMCO Advisors L.P., is the principal underwriter of the Trust's shares. Pursuant to a Distribution Contract with the Trust, with respect to each Fund's Class D shares, the Distributor bears various promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders. The Dis-tributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC.

            How Net Asset Value Is Determined

            The net asset value per share of Class D shares of each Fund will be determined once on each day on which the Exchange is open as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange by dividing the total market value of a Fund's port-folio investments and other assets attributable to that class, less any liabilities, by the number of total outstanding shares of that class. Net asset value will not be determined on days on which the Exchange is closed.
               For all Funds, portfolio securities and other assets for which market quotations are readily available are stated at market. Mar-ket value is determined on the basis of last reported sales pric-es, or if no sales are reported, as is the case for most securi-ties traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting sys-tem or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropri-ate

36
 PIMCO Funds: Pacific Investment Management Series
            factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
               Quotations of foreign securities in foreign currency are con-
            verted to U.S. dollar equivalents using foreign exchange quota-tions received from independent dealers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quota-tions are not readily available are valued at fair value as deter-mined in good faith by the Board of Trustees.
               Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses spe-cially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Generally, for Funds that pay income dividends, those divi-dends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

            Distributions

            Each Fund pays out as dividends substantially all of its net in-vestment income (which comes from dividends and interest it re-ceives or is deemed to receive from its investments) and net real-ized short-term capital gains. For these purposes and for federal income tax purposes, a portion of the premiums from certain ex-pired call or put options written by the Fund, net gains from closing purchase and sale transactions with respect to such op-tions, and net gains from futures transactions are treated as short-term capital gains. Each Fund distributes substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carry-over.
               Shares begin earning dividends on the day after the date that funds are received by the Trust for the purchase of shares. For the Fixed Income Funds, dividends are declared daily from net in-vestment income to shareholders of record at the close of the pre-vious business day, and distributed to shareholders monthly. The StocksPLUS and Strategic Balanced Funds intend to declare and pay as a dividend substantially all of their net investment income on a quarterly basis. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. There are no sales charges on reinvested dividends. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such share-holder's distributions will automatically be invested in the Money Market Fund until such shareholder is located.

               Class D shareholders may elect to invest dividends and/or dis-
            tributions paid by any Fund in shares of the same class of any other Fund of the Trust at net asset value. The shareholder must have an account existing in the Fund selected for investment with the identical registered name and address and must elect this op-tion on the Account Application, on a form provided for that pur-pose or by a telephone request to the Transfer Agent at 888-87-PIMCO. For further information on this option, contact your broker or call the Distributor at 888-87-PIMCO.
                                                      April 1, 1998 Prospectus

            Taxes

            Each Fund intends to qualify as a regulated investment company an-nually and to elect to be treated as a regulated investment com-pany under the Code. As such, a Fund generally will not pay fed-eral income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

               Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders generallly will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends or dividends that represent a return of capital to shareholders, as ordinary income.

               Dividends designated by a Fund as capital gain dividends de-
            rived from the Fund's net capital gain (that is, the excess of net long-term gain over net short-term loss) are taxable to sharehold-ers as long-term capital gain except as provided by an applicable tax exemption. Under the Taxpayer Relief Act of 1997, long-term capital gains will generally be taxed at a 28% or 20% rate, de-pending upon the holding period of the portfolio securities. Any distributions that are not from a Fund's net investment income, short-term capital gain, or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capi-tal gain. Certain dividends declared in October, November or De-cember of a calendar year are taxable to shareholders (who other-wise are subject to tax on dividends) as though received on Decem-ber 31 of that year if paid to shareholders during January of the following calendar year. For state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distribu-tions of investment company taxable income (for example, interest on FNMA and GNMA Certificates). Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.


               Dividends paid to shareholders by the Municipal Bond Fund which are derived from interest on Municipal Bonds are expected to be designated by the Fund as "exempt-interest dividends," and share-holders may generally exclude such dividends from gross income for federal income tax purposes. However, if a shareholder receives social security or railroad retirement benefits, the shareholder may be taxed on a portion of those benefits as a result of receiv-ing tax- exempt income. In addition, certain exempt-interest divi-dends could, as discussed below, cause certain shareholders to be-come subject to the alternative minimum tax and may increase the alternative minimum tax liability of shareholders already subject to this tax.

               To the extent that dividends paid to shareholders by the Munic-
            ipal Bond Fund are derived from taxable interest or from capital gains, such dividends will be subject to Federal income tax. Any gain realized on a redemption of shares will be taxable gain, sub-ject to any applicable tax exemption for which an investor may qualify.

               Dividends derived from interest on certain U.S. Government se-
            curities may be exempt from state and local taxes, although inter-est on mortgage-backed U.S. Government securities is generally not so exempt. The distributions of "exempt-interest dividends" paid by the Municipal Bond Fund may be exempt from state and local tax-ation when received by a shareholder to the extent that they are derived from interest on Municipal Bonds issued by the state or political subdivision in which such shareholder resides. The fed-eral exemption for "exempt-interest dividends" attributable to Mu-nicipal Bonds does not necessarily result in exemption of such dividends from income for the purpose of state and local taxes. The Trust will report annually on a state-by-state basis the source of income the Municipal Bond Fund receives on Municipal Bonds that was paid out as dividends during the preceding year.

               The Code also provides that exempt-interest dividends allocable to interest received from "private activity bonds" issued after August 7, 1986 are an item of tax preference for individual and corporate alternative minimum tax at the applicable rate for indi-viduals and corporations. Therefore, if the Municipal Bond Fund invests in such private activity bonds, certain of its sharehold-ers may become subject to the alternative minimum tax on that part of its distributions to them that are derived from interest income on such bonds, and certain shareholders already subject to such tax may

38
 PIMCO Funds: Pacific Investment Management Series
            have increased liability therefor. However, it is the present pol-icy of the Municipal Bond Fund to invest no more than 20% of its assets in such bonds. Other provisions of the Code affect the tax treatment of distributions from the Municipal Bond Fund for corpo-rations, casualty insurance companies, and financial institutions. In particular, under the Code, for corporations, alternative mini-mum taxable income will be increased by a percentage of the amount by which the corporation's "adjusted current earnings" (which in-cludes various items of tax exempt income) exceeds the amount oth-erwise determined to be alternative minimum taxable income. Ac-cordingly, an investment in the Municipal Bond Fund may cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.
               Dividends to shareholders of the Municipal Bond Fund derived from money market instruments and U.S. Government securities are generally taxable as ordinary income. The Fund may seek to reduce fluctuations in its net asset value by engaging in portfolio strategies involving options on securities, futures contracts, and options on futures contracts. Any gain derived by the Fund from the use of such instruments, including by reason of "marking to market," will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareholders (possi-bly requiring the liquidation of other portfolio securities) and will be taxable to shareholders as a combination of ordinary in-come and long-term capital gain.

               Interest accrued by a Fund from inflation-indexed bonds will be includable in the Fund's gross income in the period in which they accrue. Periodic adjustments for inflation in the principal value of these securities also may give rise to original issue discount, which, likewise, will be includable in the Fund's gross income on a current basis, regardless of whether the Fund receives any cash payments. See "Taxation--Original Issue Discount" in the Statement of Additional Information. Amounts includable in a Fund's gross income become subject to tax-related distribution requirements. Accordingly, a Fund may be required to make annual distributions to shareholders in excess of the cash received in a given period from these investments. As a result, the Fund may be required to liquidate certain investments at a time when it is not advanta-geous to do so. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts dis-tributed previously in the taxable year may be characterized in some circumstances as a return of capital.
               Taxable shareholders should note that the timing of their in-
            vestment could have undesirable tax consequences. If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution.
               The preceding discussion relates only to federal income tax;
            the consequences under other tax laws may differ. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

            Management of the Trust

            The business affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Guilford C. Babcock, R. Wesley Burns, Vern O. Curtis, Brent R. Harris, Thomas P. Kemp, and William J. Popejoy. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management--Trustees and Officers."


INVESTMENT  Pacific Investment Management serves as investment adviser
ADVISOR ("Advisor") to the Funds pursuant to an investment advisory contract. The Advisor is an investment counseling firm founded in 1971, and had approximately $118 billion in assets under management as of December 31, 1997. Pacific Investment Management is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners G.P. and PIMCO Advisors Holdings L.P. PIMCO Partners G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO

                                                                             39
                                                      April 1, 1998 Prospectus

            Partners LLC, a limited liability company controlled by the PIMCO Managing Directors. PIMCO Partners G.P. is the sole general partner of PIMCO Advisors Holdings L.P. Pacific Investment Management's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. Pacific Investment Management is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading advisor with the CFTC.
               The Advisor manages the investment and reinvestment of the as-
            sets of each Fund. The Advisor is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfo-lio Transactions" in the Statement of Additional Information.
               Information about the individual portfolio managers responsible for management of the Trust's currently operational Funds offered in this Prospectus, including their occupations for the past five years, is provided below.

                                      PORTFOLIO MANAGER AND BUSINESS EXPERIENCE
           FUND                       (PAST FIVE YEARS)
           --------------------------------------------------------------------
           SHORT-TERM FUND            William H. Gross, Managing Director, Pa-
           LOW DURATION FUND          cific Investment Management. A Fixed In-
           TOTAL RETURN FUND          come Portfolio Manager, Mr. Gross is one
           STOCKSPLUS FUND            of the founders of Pacific Investment
           STRATEGIC BALANCED FUND    Management and has managed the Total Re-
                                      turn and Low Duration Funds since their
                                      inception, May 11, 1987. Mr. Gross is the
                                      leader of the team which has managed the
                                      Short-Term , StocksPLUS and Strategic
                                      Balanced Funds since January 6, 1998.
           --------------------------------------------------------------------
           HIGH YIELD FUND            Benjamin Trosky, Managing Director, Pa-
                                      cific Investment Management. A Fixed In-
                                      come Portfolio Manager, Mr. Trosky joined
                                      Pacific Investment Management in 1990 and
                                      has managed the High Yield Fund since its
                                      inception, December 16, 1992.
           --------------------------------------------------------------------
           TOTAL RETURN MORTGAGE FUND Pasi Hamalainen, Executive Vice Presi-
                                      dent, Pacific Investment Management. A
                                      Fixed Income Portfolio Manager, Mr.
                                      Hamalainen joined Pacific Investment Man-
                                      agement in 1994 and has managed the Total
                                      Return Mortgage Fund since its inception,
                                      July 31, 1997.
           --------------------------------------------------------------------
           REAL RETURN BOND FUND      John Brynjolfsson, Vice President, Pa-
                                      cific Investment Management. A Fixed In-
                                      come Portfolio Manager, Mr. Brynjolfsson
                                      joined Pacific Investment Management in
                                      1989, and has managed the Real Return
                                      Bond Fund since its inception, January
                                      29, 1997.
           --------------------------------------------------------------------
           FOREIGN BOND FUND          Lee R. Thomas, III, Managing Director and
                                      Senior International Portfolio Manager,
                                      Pacific Investment Management. A Fixed
                                      Income Portfolio Manager, Mr. Thomas has
                                      managed the Foreign Bond Fund since July
                                      13, 1995. Prior to joining Pacific In-
                                      vestment Management in 1995, Mr. Thomas
                                      was associated with Investcorp as a mem-
                                      ber of the management committee responsi-
                                      ble for global securities and foreign ex-
                                      change trading. Prior to Investcorp, he
                                      was associated with Goldman Sachs as an
                                      Executive Director in foreign fixed in-
                                      come.
           --------------------------------------------------------------------
           MUNICIPAL BOND FUND        Benjamin Ehlert, Executive Vice Presi-
                                      dent, PIMCO. A Fixed Income Portfolio
                                      Manager, Mr. Ehlert has been associated
                                      with PIMCO for over 23 years.
           --------------------------------------------------------------------


FUND        Pacific Investment Management also serves as administrator to the
ADMINI-     Funds' Class D shares pursuant to an administration agreement with
STRATOR     the Trust. Pacific Investment Management provides administrative services for Class D shareholders of the Funds, which include clerical help and accounting, bookkeeping, internal audit servic-es, and certain other services required by the Funds, preparation of reports to the Funds' shareholders and regulatory filings. Pa-cific Investment Management may also retain certain of its affili-ates to provide certain of these services. In addition, Pacific
            Investment Management, at its own expense, arranges for the provi-sion of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other serv-ices for the Funds, and is responsible for the costs of registra-tion of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

               Pacific Investment Management or an affiliate may pay financial service firms a portion of the Class D administration fees in re-turn for the firms' services (normally not to exceed an annual rate of .35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms). The Funds' adminis-tration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for the payment of up to .25% per annum of the Class D administrative fees for activities that may


40
 PIMCO Funds: Pacific Investment Management Series
            be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such pay-ments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of share-holder services.
               The Funds (and not Pacific Investment Management) are responsi-
            ble for the following expenses: (i) salaries and other compensa-tion of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of Pacific Investment Management or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of bor-rowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of Pacific In-vestment Management or the Trust, and any counsel retained exclu-sively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accor-dance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include servicing fees payable with respect to Class D shares, and may include certain other expenses as permitted by the Trust's Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, subject to review and approval by the Trustees.

ADVISORY    The Funds feature fixed advisory and administrative fee rates. For
AND         providing investment advisory and administrative services to the
ADMINISTRA- Funds as described above, Pacific Investment Management receives TIVE FEES monthly fees from each Fund at an annual rate (i) based on the av-
            erage daily net assets of the Fund for advisory fees and, (ii) at-tributable in the aggregate to the Fund's Class D shares for ad-ministrative fees, as follows:

                                                  ADVISORY
            FUND                                  FEE RATE
            ----------------------------------------------------
            StocksPLUS and Strategic Balanced
             Funds                                .40%
            ----------------------------------------------------
            All other Funds                       .25%



                                                  ADMINISTRATIVE
            FUND                                  FEE RATE
            ----------------------------------------------------
            Foreign Bond Fund                     .70%
            ----------------------------------------------------
            Short-Term, Low Duration and Total
             Return Funds                         .50%
            ----------------------------------------------------
            All other Funds                       .65%


               Both the investment advisory contract and administration agree-
            ment with respect to Class D shares of the Funds may be terminated by the Trustees at any time on 60 days' written notice. The in-vestment advisory contract may be terminated by Pacific Investment Management on 60 days' written notice. Following the expiration of the one-year period commencing with the effectiveness of the ad-ministration agreement, it may be terminated by Pacific Investment Management on 60 days' written notice. Following its initial two-year term, the investment advisory contract will continue from year to year if approved by the Trustees. Following its initial one-year term, the administration agreement with respect to Class D shares of the Funds will continue from year-to-year if approved by the Trustees.

PORTFOLIO   Pursuant to the advisory contract, the Advisor places orders for
TRANS-      the purchase and sale of portfolio investments for the Funds' ac-
ACTIONS     counts with brokers or dealers selected by it in its discretion.
            In effecting purchases and sales of portfolio securities for the account of the Funds, the Advisor will seek the best price and ex-ecution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Advisor be-lieves it is reasonable to do so in light of the value of the bro-kerage and research services provided by the broker effecting the transaction.
               The Advisor manages the Funds without regard generally to re-
            strictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the fed-eral tax laws. The use of certain derivative instruments with rel-atively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds.
                                                      April 1, 1998 Prospectus

            Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect trans-action costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher all these trans-action costs borne by the Fund generally will be. The portfolio turnover rate for each Fund for which financial highlights are provided in this Prospectus is set forth under "Financial High-lights."
               Some securities considered for investments by the Funds may also be appropriate for other clients served by the Advisor. If a purchase or sale of securities consistent with the investment pol-icies of a Fund and one or more of these clients served by the Ad-visor is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Advisor. The Advisor may aggregate orders for the Funds with simultaneous transactions en-tered into on behalf of other clients of the Advisor so long as price and transaction expenses are averaged either for that trans-action or for the day.

            Description of the Trust


CAPITALI-   The Trust was organized as a Massachusetts business trust on Feb-
ZATION      ruary 19, 1987. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

               Under Massachusetts law, shareholders could, under certain cir-
            cumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also pro-vides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obliga-tions of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circum-stances in which such disclaimer is inoperative or the Trust it-self is unable to meet its obligations, and thus should be consid-ered remote.



MULTIPLE    In addition to Class D shares, each Fund offers Class A, Class B,
CLASSES OF  Class C, Institutional Class and Administrative Class shares. The
SHARES      other classes are subject to different sales charges and expense levels than Class D shares, which will affect performance accord-ingly. This Prospectus relates only to the Class D shares of the Funds. To obtain more information about the other classes, please call the Distributor at 800-927-4648 (for Institutional and Admin-istrative Classes) or 800-426-0107 (for Class A, Class B or Class
            C).

VOTING Shareholders have the right to vote on the election of Trustees and on any and all matters on which the law or the Declaration of Trust states they may be entitled to vote. The Trust is not re-quired to hold regular annual meetings of Trust shareholders and does not intend to do so. Shareholders of a class of shares or Fund have separate voting rights with respect to matters that only affect that class or Fund. See "Other Information--Voting Rights" in the Statement of Additional Information.
               The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

               Shares entitle their holders to one vote per share (with pro-
            portionate voting for fractional shares). As of February 28, 1998, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Fund: Pacific In-vestment Management Company (Newport Beach, California) with re-spect to the Total Return Mortgage Fund; National Financial Serv-ices Corporation (New York, New York) with respect to the Real Re-turn Bond Fund; and California Community Foundation (Los Angeles, California) with respect to the Strategic Balanced Fund.

42
 PIMCO Funds: Pacific Investment Management Series
            with respect to the Foreign Bond Fund. To the extent such share-holders are also the beneficial owners of those shares, they may be deemed to control (as that term is defined in the 1940 Act) the relevant Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
            (2) more than 50% of the outstanding shares of the Fund (or the Trust).

            Mailings to Shareholders

            To reduce the volume of mail shareholders receive, it is antici-pated that only one copy of most Trust reports, such as the Trust's annual report, will be mailed to a shareholder's household (same surname, same address). A shareholder may call 800-227-7337 if additional shareholder reports are desired.
                                                      April 1, 1998 Prospectus

            Appendix A
            Description of Duration

            Duration is a measure of the expected life of a fixed income secu-rity that was developed as a more precise alternative to the con-cept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the securi-ty). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no ac-count of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Dura-tion management is one of the fundamental tools used by the Advi-sor.
               Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occur-ring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.
               Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.
               Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio dura-tion by approximately the same amount that selling an equivalent amount of the underlying securities would.
               There are some situations where even the standard duration cal-
            culation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their inter-est rate exposure corresponds to the frequency of the coupon re-set. For inflation-indexed bonds, duration is calculated on the basis of modified real duration, which measures price changes of inflation-indexed bonds on the basis of changes in real, rather than nominal, interest rates. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a fixed income security may vary over time in response to changes in interest rates and other market factors. In these and other similar situations, the Advisor will use more sophisticated analytical techniques that in-corporate the anticipated economic life of a security into the de-termination of its interest rate exposure.

44
 PIMCO Funds: Pacific Investment Management Series

            Appendix B
            Description of Securities Ratings

            Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Advisor's view of their com-parability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those institutional invest-ors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's in-vestments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Advisor to be of comparable quality). The percentage of a Fund's assets invested in securities in a par-ticular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.


MOODY'S     CORPORATE AND MUNICIPAL BOND RATINGS
INVESTORS      Aaa: Bonds which are rated Aaa are judged to be of the best
SERVICE,    quality. They carry the smallest degree of investment risk and are
INC.        generally referred to as "gilt edge." Interest payments are pro-
            tected by a large or by an exceptionally stable margin and princi-pal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to im-pair the fundamentally strong position of such issues.
               Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa se-curities.
               A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obliga-tions. Factors giving security to principal and interest are con-sidered adequate but elements may be present that suggest a sus-ceptibility to impairment sometime in the future.
               Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
               Ba: Bonds which are rated Ba are judged to have speculative el-
            ements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very mod-erate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
               B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long pe-riod of time may be small.
               Caa: Bonds which are rated Caa are of poor standing. Such is-
            sues may be in default or there may be present elements of danger with respect to principal or interest.
               Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
               C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor pros-pects of ever attaining any real investment standing.
               Moody's applies numerical modifiers, 1, 2, and 3 in each ge-
            neric rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 in-dicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                                                             45
                                                      April 1, 1998 Prospectus

            CORPORATE SHORT-TERM DEBT RATINGS
            Moody's short-term debt ratings are opinions of the ability of is-suers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indem-nity are excluded unless explicitly rated.
               Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
               PRIME-1: Issuers rated Prime-1 (or supporting institutions)
            have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds em-ployed; conservative capitalization structure with moderate reli-ance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash genera-tion; and well-established access to a range of financial markets and assured sources of alternate liquidity.
               PRIME-2: Issuers rated Prime-2 (or supporting institutions)
            have a strong ability for repayment of senior short-term debt ob-ligations. This will normally be evidenced by many of the charac-teristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
               PRIME-3: Issuers rated Prime-3 (or supporting institutions)
            have an acceptable ability for repayment of senior short-term ob-ligations. The effect of industry characteristics and market com-positions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protec-tion measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.
               NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD &  CORPORATE AND MUNICIPAL BOND RATINGS
POOR'S
RATINGS
SERVICES

            INVESTMENT GRADE
               AAA: Debt rated AAA has the highest rating assigned by S&P. Ca-
            pacity to pay interest and repay principal is extremely strong.
               AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
               A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
               BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened ca-pacity to pay interest and repay principal for debt in this cate-gory than in higher-rated categories.

            SPECULATIVE GRADE
            Debt rated BB, B, CCC, CC, and C is regarded as having predomi-nantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
               BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing un-certainties or exposure to adverse business, financial, or eco-nomic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

46
 PIMCO Funds: Pacific Investment Management Series

               B: Debt rated B has a greater vulnerability to default but cur-
            rently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and re-pay principal. The B rating category is also used for debt subor-dinated to senior debt that is assigned an actual or implied BB or BB- rating.
               CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and re-payment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an ac-tual or implied B or B- rating.
               CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
               C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rat-ing. The C rating may be used to cover a situation where a bank-ruptcy petition has been filed, but debt service payments are con-tinued.
               CI: The rating CI is reserved for income bonds on which no in-
            terest is being paid.
               D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
               Plus (+) or Minus (-): The ratings from AA to CCC may be modi-
            fied by the addition of a plus or minus sign to show relative standing within the major rating categories.
               Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful com-pletion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such com-pletion. The investor should exercise his own judgment with re-spect to such likelihood and risk.
               r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.
               The absence of an "r" symbol should not be taken as an indica-
            tion that an obligation will exhibit no volatility or variability in total return.
               N.R.: Not rated.
               Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

            COMMERCIAL PAPER RATING DEFINITIONS
            An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several catego-ries, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:
               A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
               A-2: Capacity for timely payment on issues with this designa-
            tion is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                                                                             47
                                                      April 1, 1998 Prospectus

               A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the ad-verse effects of changes in circumstances than obligations carry-ing the higher designations.
               B: Issues rated B are regarded as having only speculative ca-
            pacity for timely payment.
               C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
               D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
               A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to mar-ket price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occa-sion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or un-availability of such information.


48
 PIMCO Funds: Pacific Investment Management Series

                    ------------------------------------------------------------
PIMCO Funds:        INVESTMENT ADVISOR AND ADMINISTRATOR
Pacific Investment
Management Series   Pacific Investment Management Company,
                    840 Newport Center Drive, Suite 360, Newport Beach, CA 9266

                    ------------------------------------------------------------
                    DISTRIBUTOR

                    PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902

                    ------------------------------------------------------------
                    CUSTODIAN

                    Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105

                    ------------------------------------------------------------
                    SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

                    Shareholder Services, Inc., P.O. Box 5866,
                    Denver, Colorado 80217

                    ------------------------------------------------------------
                    INDEPENDENT ACCOUNTANTS

                    Price Waterhouse LLP, 1055 Broadway,
                    Kansas City, MO 64105

                    ------------------------------------------------------------
                    LEGAL COUNSEL

                    Dechert Price & Rhoads, 1775 Eye Street N.W.,
                    Washington, D.C. 20006

                    ------------------------------------------------------------
                    For further information about the PIMCO Funds, call 1-800-426-0107.

CLASS D SHARES

                  PIMCO Funds Prospectus




                  --------------------------------------------------------------
Pacific           STOCK FUNDS
Investment
Management        StocksPLUS Fund
Series            StocksPLUS Short Strategy Fund*

April 1, 1998
                  --------------------------------------------------------------
                  STOCK AND BOND FUNDS

                  Strategic Balanced Fund

                  --------------------------------------------------------------
                  LONG-TERM BOND FUNDS

                  Long-Term U.S. Government Fund*

                  --------------------------------------------------------------
                  INTERMEDIATE-TERM BOND FUNDS

                  Emerging Markets Bond Fund*        Total Return Fund II*
                  Emerging Markets Bond Fund II*     Total Return Fund III*
                  Foreign Bond Fund                  Total Return Mortgage Fund
                  Global Bond Fund*                  Commercial Mortgage
                  Global Bond Fund II*                 Securities Fund*
                  International Bond Fund*           Moderate Duration Fund*
                  High Yield Fund                    Real Return Bond Fund
                  Total Return Fund

                  --------------------------------------------------------------
                  SHORTER-TERM BOND FUNDS

                  Low Duration Fund                  Low Duration Mortgage Fund*
                  Low Duration Fund II*              Short-Term Fund
                  Low Duration Fund III*             Money Market Fund*

                  --------------------------------------------------------------
                  TAX EXEMPT FUND

                  Municipal Bond Fund*

                  * These Funds are not available for investment as of the date of this Prospectus.



                                              [LOGO OF PIMCO FUNDS APPEARS HERE]

            PIMCO Funds: Pacific Investment Management Series
            Prospectus

            April 1, 1998

            PIMCO Funds: Pacific Investment Management Series (the "Trust") is an open-end series management investment company offering twenty-five separate investment portfolios (each a "Fund") in this prospectus. The Trust is designed to provide access to the profes-sional investment management services offered by Pacific Investment Management Company ("Pacific Investment Management"), which serves as investment adviser (the "Advisor") to the Funds. The address of PIMCO Funds is 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

            Each Fund offers Class D shares in this Prospectus. Through sepa-rate prospectuses, certain Funds and other series of the Trust of-fer up to five additional classes of shares, Institutional Class shares, Administrative Class shares, Class A shares, Class B shares and Class C shares. See "Description of the Trust--Multiple Classes of Shares."

            This Prospectus concisely describes the information investors should know before investing in Class D shares of the Funds. Please read this Prospectus carefully and keep it for further ref-erence. Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest and of investment policies and restric-tions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's in-vestments will change, the investment returns and net asset value per share of each Fund will vary.

            Class D shares are offered primarily to financial service firms, such as broker-dealers or registered investment advisers, with which the Funds' distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. Other eligible investors are listed under "How to Buy Shares."

            A Statement of Additional Information, dated April 1, 1998, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Dis-tributor"), 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 800-426-0107. The Statement of Additional Information, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information about the Funds.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SE-CURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-SION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

            SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORA-TION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ENTAIL RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

            INVESTMENT IN THE MONEY MARKET FUND (OR IN ANY OTHER FUND) IS NEI-THER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

            EACH OF THE FUNDS, EXCEPT THE MONEY MARKET FUND AND THE MUNICIPAL BOND FUND, MAY INVEST ALL OF ITS ASSETS IN DERIVATIVE INSTRUMENTS, SOME OF WHICH MAY BE PARTIC-ULARLY SENSITIVE TO CHANGES IN PREVAILING INTEREST RATES. UNEX-PECTED CHANGES IN INTEREST RATES MAY ADVERSELY AFFECT THE VALUE OF A FUND'S INVESTMENTS IN PARTICULAR DERIVATIVE INSTRUMENTS.

            THE HIGH YIELD AND EMERGING MARKETS BOND FUNDS MAY INVEST ALL OF THEIR ASSETS IN JUNK BONDS, WHICH ARE SUBJECT TO HIGH RISK, AND SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRIN-CIPAL. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE IN-VESTING IN THE HIGH YIELD FUND. SEE "CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES ("JUNK BONDS")."


                               TABLE OF CONTENTS

PIMCO Funds Overview..............   3   Distributor.......................  38
Schedule of Fees..................   4   How Net Asset Value Is Determined
Investment Objectives and                ..................................  39
Policies..........................   6   Distributions.....................  40
Investment Risks and                     Taxes.............................  42
Considerations....................  13   Management of the Trust...........  42
Characteristics and Risks of             Description of the Trust..........  45
 Securities                              Mailings to Shareholders..........  46
 and Investment Techniques........  14   Appendix A--Description of
Performance Information...........  28   Duration..........................  47
How to Buy Shares.................  30   Appendix B--Description of
Exchange Privilege................  34   Securities Ratings................  48
How to Redeem.....................  34

2  PIMCO Funds: Pacific Investment Management Series

            PIMCO Funds Overview Pacific Investment Management, a subsidiary partnership of PIMCO Advisors L.P., is the investment adviser of all of the Funds. Pa-cific Investment Management is one of the premier fixed income investment management firms in the U.S. As of December 31, 1997, Pacific Investment Management had approximately $118 billion in assets under management. Pacific Investment Management invests in all sectors of the fixed income market, using its total return philosophy--seeking capital appreciation as well as yield.

                            PIMCO                     PRIMARY
                            FUND NAME                 OBJECTIVE                              DURATION          CREDIT QUALITY(/1/)
           -----------------------------------------------------------------------------------------------------------------------
           LONG-TERM BOND   Long-Term U.S. Government Maximum total return, consistent       Greater than or   A to Aaa
            FUNDS                                     with preservation of capital           equal to
                                                      and prudent investment management      8 years
           -----------------------------------------------------------------------------------------------------------------------
           INTERMEDIATE-    Emerging Markets Bond     Maximum total return, consistent       0-8 years         B to Aaa
           TERM                                       with preservation of capital
           BOND FUNDS                                 and prudent investment management
                                                      (non-U.S.)
                            ------------------------------------------------------------------------------------------------------
                            Emerging Markets Bond II  Maximum total return, consistent       0-8 years         B to Aaa
                                                      with preservation of capital and
                                                      prudent investment management
                            ------------------------------------------------------------------------------------------------------
                            Foreign Bond              Maximum total return, consistent       3-6 years         B to Aaa; max
                                                      with preservation of capital                             10% below Baa
                                                      and prudent investment management
                                                      (non-U.S.)
                            ------------------------------------------------------------------------------------------------------
                            Global Bond               Maximum total return, consistent       3-6 years         B to Aaa; max
                                                      with preservation of capital (U.S.                       10% below Baa
                                                      and non-U.S.)
                            ------------------------------------------------------------------------------------------------------
                            Global Bond II            Maximum total return, consistent       3-6 years         B to Aaa; max
                                                      with preservation of capital (U.S.                       10% below Baa
                                                      and non-U.S.)
                            ------------------------------------------------------------------------------------------------------
                            International Bond        Maximum total return, consistent       0-8 years         Baa to Aaa
                                                      with preservation of capital (U.S.
                                                      and non-U.S.)
                            ------------------------------------------------------------------------------------------------------
                            High Yield                Maximum total return, consistent       2-6 years         B to Aaa; min
                                                      with preservation of capital                             65% below Baa
                                                      and prudent investment management
                            ------------------------------------------------------------------------------------------------------
                            Total Return              Maximum total return, consistent       3-6 years         B to Aaa; max
                                                      with preservation of capital                             10% below Baa
                                                      and prudent investment management
                            ------------------------------------------------------------------------------------------------------
                            Total Return II           Maximum total return, consistent       3-6 years         Baa to Aaa
                                                      with preservation of capital
                            ------------------------------------------------------------------------------------------------------
                            Total Return III          Maximum total return, consistent       3-6 years         B to Aaa; max
                                                      with preservation of capital                             10% below Baa
                            ------------------------------------------------------------------------------------------------------
                            Total Return Mortgage     Maximum total return, consistent       Lehman            B to Aaa; max
                                                      with preservation of capital and       Mortgage          10% below Aaa
                                                      prudent investment management          Index plus or
                                                                                             minus 1.5 yrs
                            ------------------------------------------------------------------------------------------------------
                            Commercial Mortgage       Maximum total return, consistent       3-8 years         B to Aaa; max
                            Securities                with preservation of capital                             35% below Baa
                            ------------------------------------------------------------------------------------------------------
                            Moderate Duration         Maximum total return, consistent       2-5 years         B to Aaa; max
                                                      with preservation of capital                             10% below Baa
                            ------------------------------------------------------------------------------------------------------
                            Real Return Bond          Maximum real return, consistent        Not applicable,   A to Aaa
                                                      with preservation of real capital      but see Fund
                                                      and prudent investment management      description
           -----------------------------------------------------------------------------------------------------------------------
           SHORTER-TERM     Low Duration              Maximum total return, consistent       1-3 years         B to Aaa; max
            BOND FUNDS                                with preservation of capital                             10% below Baa
                                                      and prudent investment management
                            ------------------------------------------------------------------------------------------------------
                            Low Duration II           Maximum total return, consistent       1-3 years         A to Aaa
                                                      with preservation of capital
                            ------------------------------------------------------------------------------------------------------
                            Low Duration III          Maximum total return, consistent       1-3 years         B to Aaa; max
                                                      with preservation of capital                             10% below Baa
                            ------------------------------------------------------------------------------------------------------
                            Low Duration Mortgage     Maximum total return, consistent       1-3 years         B to Aaa;
                                                      with preservation of capital and                         10% below Aaa
                                                      prudent investment management
                            ------------------------------------------------------------------------------------------------------
                            Short-Term                Maximum current income, consistent     0-1 year          B to Aaa; max
                                                      with preservation of capital and                         10% below Baa
                                                      daily liquidity
                            ------------------------------------------------------------------------------------------------------
                            Money Market              Maximum current income, consistent     Less than or      Min 95% Aaa or
                                                      with preservation of capital and       equal to 90 days  Prime 1; less
                                                      daily liquidity                        dollar-weighted   than or equal to
                                                                                             average maturity  5% Aa or Prime 2
           -----------------------------------------------------------------------------------------------------------------------
           TAX EXEMPT FUND  Municipal Bond            High current income exempt from        3-10 years        Ba to Aaa; max
                                                      federal income tax, consistent with                      10% below Baa
                                                      preservation of capital
           -----------------------------------------------------------------------------------------------------------------------
           EQUITY FUND      StocksPLUS(/2/)           Total return which exceeds that of the 0-1 year          B to Aaa; max
                                                      S&P 500                                                  10% below Baa
                            ------------------------------------------------------------------------------------------------------
                            StocksPLUS Short          Total return through implementation    0-1 year          B to Aaa; max
                            Strategy                  of short positions on the S&P 500                        10% below Baa
           -----------------------------------------------------------------------------------------------------------------------
           STOCK AND BOND   Strategic Balanced        Maximum total return, consistent       0-6 years         B to Aaa; max
            FUNDS                                     with preservation of capital                             10% below Baa
           -----------------------------------------------------------------------------------------------------------------------

FUND
PROFILES
            1. As rated by Moody's Investors Service, Inc., or if unrated, de-termined to be of comparable quality. For specific information concerning the credit quality of the securities in each Fund's portfolio, see "Investment Objectives and Policies."
            2. The StocksPLUS Fund may invest all of its assets in stock index futures backed by short-term bonds.

                                                   April 1, 1998 Prospectus

            Schedule of Fees



           All Funds-Class D Shares
           -------------------------------------------------------------------
           MAXIMUM INITIAL SALES CHARGE IMPOSED ON PURCHASES
            (as a percentage of offering price at time of purchase)    None
           -------------------------------------------------------------------
           MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS
            (as a percentage of net asset value at time of purchase)   None
           -------------------------------------------------------------------
           MAXIMUM DEFERRED SALES CHARGE
            (as a percentage of original purchase price)               None
           -------------------------------------------------------------------
           EXCHANGE FEE                                                None

SHAREHOLDER
TRANSACTION
EXPENSES

                                                                        EXAMPLE: You
                                                                        would pay the
                                                                        following
                                                                        expenses on a
                                                                        $1,000 investment
                                                                        assuming (1) 5%
                                                                        annual return and
                                        ANNUAL FUND OPERATING           (2) redemption at
                                        EXPENSES (As a percentage of    the end of each
                                        average net assets):            time period:
                                                            TOTAL
                                                  ADMINI-   FUND
                                        ADVISORY  STRATIVE  OPERATING  YEAR
           FUND                         FEE       FEE(/1/)  EXPENSES   1    3   5   10
           -----------------------------------------------------------------------------
           LONG-TERM U.S.
           GOVERNMENT                   .25%      .65%       .90%      $ 9  $29 $50 $111
           -----------------------------------------------------------------------------
           EMERGING MARKETS BOND        .45       .80       1.25        --   --  --   --
           -----------------------------------------------------------------------------
           EMERGING MARKETS BOND II     .45       .80       1.25        --   --  --   --
           -----------------------------------------------------------------------------
           FOREIGN BOND                 .25       .70        .95        10   30  53  117
           -----------------------------------------------------------------------------
           GLOBAL BOND                  .25       .70        .95        10   30  53  117
           -----------------------------------------------------------------------------
           GLOBAL BOND II               .25       .70        .95        10   30  53  117
           -----------------------------------------------------------------------------
           INTERNATIONAL BOND           .25       .70        .95        10   30  53  117
           -----------------------------------------------------------------------------
           HIGH YIELD                   .25       .65        .90         9   29  50  111
           -----------------------------------------------------------------------------
           TOTAL RETURN                 .25       .50        .75         8   24  42   93
           -----------------------------------------------------------------------------
           TOTAL RETURN II              .25       .65        .90         9   29  50  111
           -----------------------------------------------------------------------------
           TOTAL RETURN III             .25       .65        .90         9   29  50  111
           -----------------------------------------------------------------------------
           TOTAL RETURN MORTGAGE        .25       .65        .90         9   29  50  111
           -----------------------------------------------------------------------------
           COMMERCIAL MORTGAGE
            SECURITIES                  .40       .65       1.05        11   33  58  128
           -----------------------------------------------------------------------------
           MODERATE DURATION            .25       .65        .90         9   29  50  111
           -----------------------------------------------------------------------------
           REAL RETURN BOND             .25       .65        .90         9   29  50  111
           -----------------------------------------------------------------------------
           LOW DURATION                 .25       .50        .75         8   24  42   93
           -----------------------------------------------------------------------------
           LOW DURATION II              .25       .65        .90         9   29  50  111
           -----------------------------------------------------------------------------
           LOW DURATION III             .25       .65        .90         9   29  50  111
           -----------------------------------------------------------------------------
           LOW DURATION MORTGAGE        .25       .65        .90         9   29  50  111
           -----------------------------------------------------------------------------
           SHORT-TERM                   .25       .50        .75         8   24  42   93
           -----------------------------------------------------------------------------
           MONEY MARKET                 .15       .45        .60        --   --  --   --
           -----------------------------------------------------------------------------
           MUNICIPAL BOND               .25       .65        .90         9   29 N/A N/A
           -----------------------------------------------------------------------------
           STOCKSPLUS                   .40       .65       1.05        11   33  58  128
           -----------------------------------------------------------------------------
           STOCKSPLUS SHORT
             STRATEGY                   .40       .65       1.05        11   33  58  128
           -----------------------------------------------------------------------------
           STRATEGIC BALANCED           .40       .65       1.05        11   33  58  128
           -----------------------------------------------------------------------------

            1. The administration agreement for Class D shares has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Investment Company Act of 1940 to allow for the payment of up to .25% per annum of the Administrative Fee for activities that may be deemed to be primarily intended to result in the sale of Class D shares. See "Management of the Trust -- Fund Administrator".

            The purpose of the foregoing tables is to assist investors in un-derstanding the various costs and expenses of the Trust that are borne directly or indirectly by Class D shareholders of the Funds. The information is based upon each Fund's current fees and expenses.

            NOTE: THE FIGURES SHOWN IN THE EXAMPLES ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EX-PENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

 PIMCO Funds: Pacific Investment Management Series
4

                      (This page left blank intentionally)


                                                 April 1, 1998 Prospectus

             Investment Objectives and Policies

             The investment objective and general investment policies of each Fund are described below. There can be no assurance that the in-vestment objective of any Fund will be achieved. For temporary, defensive or emergency purposes, a Fund may invest without limit in U.S. debt securities, including short-term money market securi-ties, when in the opinion of the Advisor it is appropriate to do so. It is impossible to predict for how long such alternative strategies will be utilized. The value of all securities and other instruments held by the Funds will vary from time to time in re-sponse to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary, except that the Money Market Fund will attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that the Fund will be successful in doing so.
                The investment objective of the Global Bond Fund II described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change approved by a shareholder vote, shareholders should con-sider whether the Fund remains an appropriate investment in light of their then current financial position and needs.
                Specific portfolio securities eligible for purchase by the
             Funds, investment techniques that may be used by the Funds, and the risks associated with these securities and techniques are de-scribed more fully under "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Ob-jectives and Policies" in the Statement of Additional Information.

FIXED        With the exception of the StocksPLUS, StocksPLUS Short Strategy and
INCOME FUND Strategic Balanced Funds, each remaining Fund (together, the "Fixed DESCRIPTIONS Income Funds") differs from the others primarily in the length of the Fund's duration or the proportion of its investments in certain types of fixed income securities. For a discussion of the concept of duration, see "Appendix A--Description of Duration."

                The investment objective of the Global Bond Fund II is to seek maximum total return, consistent with the preservation of capital. The investment objective of the Municipal Bond Fund is to seek high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective of the Municipal Bond Fund. The investment objective of the Real Return Bond Fund is to seek to realize maximum real return, consistent with the preservation of real capital and prudent investment management. For a discussion of "real return," see "Total Return and Real Return," below. The investment objective of the Short-Term Fund and the Money Market Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. The Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so. Each of the remaining Fixed Income Funds seeks to maximize total return, consistent with preservation of capital and prudent investment management .

                In selecting securities for each Fixed Income Fund, the Advisor utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecast-ing, and other security selection techniques. The proportion of each Fund's assets committed to investment in securities with par-ticular characteristics (such as maturity, type and coupon rate) will vary based on the Advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors.
                Each of the Fixed Income Funds will invest at least 65% of its assets in the following types of securities, which, unless specif-ically provided otherwise in the descriptions of the Funds that follow, may be issued by domestic or foreign entities and denomi-nated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentali-ties ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-in-dexed bonds issued by both governments and corporations; struc-tured notes, including hybrid or "indexed" securities, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repur-chase agreements; debt securities issued by states or local gov-ernments and their agencies, authorities and other instrumentali-ties; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating

 PIMCO Funds: Pacific Investment Management Series
6
            rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary ac-cording to changes in relative values of currencies. Each of the Fixed Income Funds may hold different percentages of its assets in these various types of securities, and each Fund, except the Money Market Fund, may invest all of its assets in derivative instru-ments or in mortgage- or asset-backed securities. Each of the Fixed Income Funds, except the Money Market Fund, may adhere to its investment policy by entering into a series of purchase and sale contracts or utilizing other investment techniques by which it may obtain market exposure to the securities in which it pri-marily invests.
               In addition, each of the Fixed Income Funds may lend its port-
            folio securities to brokers, dealers and other financial institu-tions in order to earn income. Each of the Fixed Income Funds may purchase and sell options and futures subject to the limits dis-cussed below, engage in credit spread trades and enter into for-ward foreign currency contracts.
               Each of the Foreign Bond, Global Bond, Global Bond II,
            International Bond, Emerging Markets Bond, Emerging Markets Bond II and Real Return Bond Funds will normally invest at least 80% of its total assets in "bonds." For this purpose, each of these Funds considers the various types of debt or fixed income securities in which it invests, as specifically described elsewhere in this Pro-spectus, to be "bonds" as referenced in that Fund's name. The use of this name is not meant to restrict a Fund's investment to the narrow category of debt securities that are formally called "bonds."
                 As a non-fundamental, operating policy, the Advisor intends to use foreign currency-related derivative instruments (currency futures and related options, currency options, forward contracts and swap agreements) in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the Fixed Income Funds (other than the Global Bond, Emerging Markets Bond and Emerging Markets Bond II Funds) denominated in currencies other than the U.S. dollar. There can be no assurance that the Advisor will be successful in doing so. The active use of currency derivatives involves transaction costs which may adversely effect yield and return.

            The compositions of the Fixed Income Funds differ as follows:

            LONG-TERM U.S. GOVERNMENT FUND invests in a diversified portfolio of primarily U.S. Government securities, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Advisor deems it appropriate to do so. The Fund will have a minimum aver-age portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years. The total rate of return is expected to exhibit more volatility than that of the other Fixed Income Funds due to the greater investment risk normally associ-ated with longer duration investments. The Long-Term U.S. Govern-ment Fund's investments in fixed income securities are limited to those of U.S. dollar-denominated securities of domestic and for-eign issuers that are rated at least A by Moody's Investors Serv-ice, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the Advisor to be of comparable quality). In addition, the Fund will not acquire a security if, as a result, more than 10% of the Fund's total assets would be in-vested in securities rated below Aa by Moody's or below AA by S&P, or if more than 25% of the Fund's total assets would be invested in securities rated Aa by Moody's or AA by S&P.

            MUNICIPAL BOND FUND seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective. The Fund seeks its objectives by investing in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by states and local governments and their agencies, authorities and other instrumentalities. It is a policy of the Fund that, under normal market conditions, at least 80% of its net assets will be invested in Municipal Bonds. The Fund may invest up to 20% of its net assets in U.S. Government securities, money market in-struments and/or "private activity" bonds. Under normal circum-stances, the average portfolio duration of the Municipal Bond Fund will vary within a three-to ten-year time frame, based on the Ad-visor's forecast for interest rates.


                                                  April 1, 1998 Prospectus

               The Fund may invest up to 10% of its net assets in Municipal
            Bonds or "private activity" bonds which are rated below Baa by Moody's or BBB by S&P but which are rated at least Ba by Moody's or BB by S&P (or, if unrated, determined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Ap-pendix B--Description of Securities Ratings."

            EMERGING MARKETS BOND FUND invests in a portfolio of fixed income securities denominated in foreign currencies and the U.S. dollar. Under normal market conditions, the Fund will invest at least 80% of its assets in fixed income securities of issuers that economi-cally are tied to countries with emerging securities markets. The Fund may invest up to 20% of its assets in other types of fixed income instruments, including securities of issuers located in, or securities denominated in currencies of, countries with developed foreign securities markets. The Fund also may invest up to 10% of its assets in shares of investment companies that invest primarily in emerging market debt securities. The average portfolio duration of the Fund will vary based on the Advisor's view of the potential for total return offered by a particular duration strategy and, under normal market conditions, is not expected to exceed eight years.
               The Advisor has broad discretion to identify and invest in countries that it considers to qualify as emerging securities mar-kets. However, the Advisor generally considers an emerging securi-ties market to be one located in any country that is defined as an emerging or developing economy by any of the following: the Inter-national Bank for Reconstruction and Development (i.e., the World
            Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities. The Fund's investments in emerging market fixed income securities may be represented by futures contracts (including related options) with respect to such securities, options on such securities, eq-uity securities (including common stocks) upon the conversion of convertible securities, or securities the return on which is de-rived primarily from emerging securities markets, when the Advisor deems it appropriate to do so.
               The Fund emphasizes countries with relatively low gross na-
            tional product per capita and with the potential for rapid eco-nomic growth. The Advisor will select the Fund's country and cur-rency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal poli-cies, trade and current account balances, and any other specific factors the Advisor believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Accordingly, the Fund will be particularly susceptible to the effects of polit-ical and economic developments in these regions. This effect may be exacerbated by a relative scarcity of issuers in certain of these markets, which may result in the Fund being highly concen-trated in a small number of issuers. For a further discussion of the special risks of investing in foreign and emerging market countries, see "Characteristics and Risks of Securities and In-vestment Techniques--Foreign Securities."
               The Fund may invest substantially all of its assets in securi-
            ties rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advisor to be of compa-rable quality). Such securities are colloquially referred to as "junk bonds." While these securities generally provide greater po-tential opportunity for capital appreciation and higher yields than investments in higher rated securities, they also entail greater risk, including the possibility of default or bankruptcy of the issuer of the securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers may be less able to withstand general economic downturns affecting the regions in which the Fund invests. The Advisor seeks to reduce risk through diversification, credit analysis and atten-tion to current developments and trends in emerging market econo-mies and markets. The value of all fixed income securities, in-cluding those held by the Fund, can be expected to change in-versely with interest rates. For a further discussion of the spe-cial risks of investing in lower rated securities, see "Character-istics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")."

            EMERGING MARKETS BOND FUND II has the same policies as the Emerging Markets Bond Fund, except that it is only available to private account clients of PIMCO.

            FOREIGN BOND FUND invests in a portfolio of fixed income securi-ties primarily denominated in major foreign currencies and baskets of foreign currencies (such as the European Currency Unit, or "ECU"). The Advisor will invest the assets of

 PIMCO Funds: Pacific Investment Management Series
8
            the Fund in a number of international bond markets so that, under normal circumstances, the Fund will invest at least 85% of its as-sets in securities of issuers located outside the United States, representing at least three foreign countries, which may be repre-sented by futures contracts (including related options) with re-spect to such securities, and options on such securities, when the Advisor deems it appropriate to do so. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). Securities rated below investment grade may be referred to collo-quially as "junk bonds." For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The average port-folio duration of this Fund will normally vary within a three- to six-year time frame.

            GLOBAL BOND FUND invests in a portfolio of fixed income securities denominated in major currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar. Under normal circumstances, at least 65% of the Fund's assets will be invested in fixed income securities of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Advisor deems it appropriate to do so. Depending on the Advisor's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund's assets. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to six-year time frame.

            GLOBAL BOND FUND II has the same policies as the Global Bond Fund, except as set forth below. The Global Bond Fund II expects to hedge its foreign currency exposure so that generally no more than 25% of the Fund's total net assets will be invested in unhedged foreign currency-denominated securities. The Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage), or for extraordinary or emergency purposes. The Global Bond Fund II may only engage in short sales that are "against the box," and may not loan its portfolio securities if the market value exceeds 25% of the total assets of the Fund. In addition, the Global Bond Fund II is subject to different fundamental and non-fundamental investment restrictions than the Global Bond Fund. See "Investment Restrictions" in this Prospectus and in the Statement of Additional Information.
              The Foreign Bond Fund differs from the Global Bond Fund and Global
            Bond Fund II primarily in the extent to which assets are invested in the securities of issuers located outside the United States. The Advisor will select these Funds' foreign country and currency compositions based on an evaluation of relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Advisor believes to be relevant.

            INTERNATIONAL BOND FUND invests in a portfolio of fixed income securities denominated in major foreign currencies, baskets of foreign currencies, and the U.S. dollar. The International Bond Fund is available only to private account clients of PIMCO. The Adviser will invest the assets of the Fund in a number of international bond markets so that, under normal conditions, the Fund will invest at least 65% of its assets in fixed income securities of foreign issuers representing at least three foreign countries or currencies, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The International Bond Fund will invest only in investment grade securities, i.e., in securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, deemed by the Adviser to be of comparable quality). The average portfolio duration of this Fund will vary based on the strategy currently being used by the Adviser in managing the assets of the Fund within the overall PIMCO private account management program, but is normally not expected to exceed eight years. The Adviser will select the Fund's foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant.

            HIGH YIELD FUND invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). The remainder of the Fund's assets may be invested in investment grade fixed income securities (i.e., securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, deemed by the Advisor to be of comparable quality). The average portfolio duration of this Fund will normally vary within a two- to six-year time frame depending on the Advisor's view of the potential for total return offered by a particular du-ration strategy. The Fund may invest in securities of foreign is-suers, but only those that are U.S. dollar-denominated. The Fund may also engage in hedging strategies involving equity options.
               Investments in high yield securities, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, also entail greater risk, including the possibility of default or bankruptcy of the issuer of such securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers of high yield securities may be less able to withstand general economic downturns. The Advisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. The value of all fixed income securities, including those held by the Fund, can be expected to change inversely with interest rates. For a further discussion of the special risks of investing in lower rated securities, see "Characteristics and Risks of Securi-ties and Investment Techniques--High Yield Securities ("Junk Bonds")."

            TOTAL RETURN FUND invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securi-ties of varying maturities. The average portfolio duration of this Fund will normally vary within a three- to six-


                                                  April 1, 1998 Prospectus
            year time frame based on the Advisor's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advi-sor to be of comparable quality). For information on the risks as-sociated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may also invest up to 20% of its assets in securities denomi-nated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Advisor believes to be relatively undervalued. The total rate of return for this Fund is expected to exhibit less volatility than that of the Long-Term U.S. Government Fund because its duration will normally be shorter.

            TOTAL RETURN FUND II has the same policies as the Total Return Fund, except that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality).

            TOTAL RETURN FUND III has the same policies as the Total Return Fund, except that it limits its investments with respect to certain socially sensitive issues in the same manner as the Low Duration Fund III.

            COMMERCIAL MORTGAGE SECURITIES FUND invests at least 65% of its assets in commercial mortgage-backed securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality). The Fund also may invest up to 35% of its assets in lower-rated securities (but rated at least B, or, if unrated, determined by the Adviser to be of comparable quality) if such securities are considered by the Adviser to have attractive investment characteristics. For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to eight-year time frame depending on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest in securities of foreign issuers, but only those that are U.S. dollar-denominated.

            LOW DURATION MORTGAGE FUND invests under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities. The Fund will not acquire a security if, as a result, more than 10% of the Fund's total assets would be invested in securities rated below Aaa by Moody's or AAA by S&P, subject to a minimum rating of Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality). The average portfolio duration of this Fund will normally vary within a one- to three-year time frame based on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest without limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return and share price for this Fund are expected to exhibit less volatility than that of the Total Return Mortgage Fund because its duration will be shorter.

            TOTAL RETURN MORTGAGE FUND has the same policies as the Low Duration Mortgage Fund, except that its average portfolio duration will normally vary approximately within a range of plus or minus one and one-half years of the average duration of the Lehman Brothers Mortgage-Backed Securities Index, which, as of May 31, 1997, had an average duration of approximately four years.

            REAL RETURN BOND FUND invests under normal circumstances at least 65% of its total assets in inflation-indexed bonds issued by U.S. and foreign governments, their agencies or instrumentalities. All securities purchased by the Fund must be rated at least A by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality), and the Fund will maintain a minimum average quality of Aa. The Fund may invest up to 35% of its assets in other types of fixed income instruments, including securities de-nominated in foreign currencies, (and the Fund may also invest be-yond this limit in U.S. dollar-denominated securities of foreign issuers).
               Inflation-indexed bonds are fixed income securities whose prin-
            cipal value is periodically adjusted according to the rate of in-flation. Such bonds generally are issued at an interest rate lower than non-inflation related bonds, but are expected to retain their value against inflation over time. For a more complete discussion of inflation-indexed bonds, including the risks associated with investing in such securities, see "Characteristics and Risks of Securities and Investment Techniques--Inflation-Indexed Bonds." See "Taxes" for information about the possible tax consequences of investing in the Fund and in inflation-indexed bonds.
               In managing fixed income securities, one of the principal tools generally used by the Advisor is "duration," which is a measure of the expected life of a fixed income security on a present value basis, incorporating a bond's yield, coupon interest payments, fi-nal maturity and call features. See "Appendix A--Description of Duration." Because of the unique features of inflation-indexed bonds, the Advisor utilizes a modified form of duration for the Real Return Bond Fund ("modified real duration") which measures price changes in such bonds as a result of changes in real, rather than nominal, interest rates. Although there is no limit on the modified real duration of the Real Return Bond Fund, it is ex-pected that the average modified real duration of the Fund will normally vary approximately with the range of the average modified real duration of all inflation-indexed bonds issued by the U.S. Treasury in the aggregate.

            LOW DURATION FUND invests in a diversified portfolio of fixed in-come securities of varying maturities. The average portfolio dura-tion of this Fund will normally vary within a one- to three-year time frame based on the Advisor's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Ap-pendix B--Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign cur-rencies, and may invest beyond this limit in U.S. dollar-denomi-nated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the Total Return Fund because its duration will be shorter.

            LOW DURATION FUND II has the same policies as the Low Duration Fund, except that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality).

            LOW DURATION FUND III has the same policies as the Low Duration Fund, except that it limits its investments with respect to certain socially sensitive issues. As a matter of non-fundamental policy, the Fund will not invest in the securities of any issuer determined by the Adviser to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, or the operation of gambling casinos. The Fund will also avoid, to the extent possible on the basis of information available to the Adviser, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

            MODERATE DURATION FUND invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally vary with a two- to five-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the Total Return Fund because its duration will normally be shorter. However, the total rate of return for this Fund is expected to exhibit more volatility than that of the Low Duration Fund because its duration will normally be longer.

            SHORT-TERM FUND invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally not exceed one year. The Fund may in-vest up to 10% of its assets in fixed income securities that are rated below investment grade (rated below Baa by Moody's or BBB by S&P) but rated B or higher

10
 PIMCO Funds: Pacific Investment Management Series
            by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may in-vest up to 5% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denom-inated securities of foreign issuers.

            MONEY MARKET FUND seeks maximum current income consistent with the preservation of capital and daily liquidity. It attempts to achieve this objective by investing at least 95% of its total as-sets, measured at the time of investment, in a diversified portfo-lio of the highest quality money market securities. The Fund may also invest up to 5% of its total assets, measured at the time of investment, in money market securities that are in the second-highest rating category for short-term obligations. The Fund's in-vestments in securities will be limited to U.S. dollar-denominated securities that mature in 397 days or less from the date of pur-chase. The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign cor-porations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.
               The Money Market Fund may invest only in U.S. dollar-denomi-
            nated money market instruments that present minimal credit risk and, with respect to at least 95% of its total assets, measured at the time of investment, that are of the highest quality. The Advi-sor will make a determination as to whether a security presents minimal credit risk under procedures adopted by the Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category
            (i) by any two nationally recognized statistical rating organiza-tions ("NRSROs") (e.g., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P), or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trust-ees; (2) if unrated but issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security, and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trust-ees; or (3) an unrated security that is of comparable quality to a security rated in the highest rating category as determined by the Advisor and whose acquisition is approved or ratified by the Board of Trustees. With respect to no more than 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments consid-ered to be of the highest quality, as applied to instruments in the second-highest rating category. See "Appendix B--Description of Securities Ratings" for a description of Moody's and S&P's rat-ings applicable to fixed income securities.
               The Money Market Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that (1) the Fund may invest more than 5% of its total assets in the securities of a single issuer if rated in the highest rating category for a period of up to three business days after purchase, provided that the Fund may not make more than one investment at a time in accor-dance with this exception, and (2) this limitation shall not apply to U.S. Government securities and repurchase agreements with re-spect thereto. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of invest-ment, in securities of any one issuer that are in the second-high-est rating category, except that this limitation shall not apply to U.S. Government securities. In the event that an instrument ac-quired by the Fund is downgraded or otherwise ceases to be of the quality that is required for securities purchased by the Fund, the Advisor, under procedures approved by the Board of Trustees (or the Board of Trustees itself if the Advisor becomes aware an unrated security is downgraded below high quality and the Advisor does not dispose of the security or such security does not mature within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether to re-tain the instrument.

                                                 April 1, 1998 Prospectus

EQUITY FUND The Equity Funds are the PIMCO StocksPLUS Fund and the PIMCO
DESCRIP-    StocksPLUS Short Strategy Fund. The investment objective of PIMCO
TIONS       StocksPLUS Fund is to seek to achieve a total return which exceeds the total return performance of the S&P 500. The investment objective of the PIMCO StocksPLUS Short Strategy Fund is to seek total return through the implementation of short investment positions on the S&P 500.
               Each of the Equity Funds invests in common stocks, options, futures, options on futures and swaps consistent with its portfolio management strategy as set forth below.
               Assets not invested in equity securities may be invested in securities eligible for purchase by the Fixed Income Funds. Each of the Equity Funds may invest up to 10% of its assets in fixed income securities that are below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, but at least B (or, if unrated, determined by the Advisor to be of comparable quality). In addition, each of the Equity Funds may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income.
            Each of the Equity Funds may also invest all of its assets in derivative instruments, as described under "Characteristics of Securities and Investment Techniques--Derivative Instruments." Each of the Equity Funds may invest up to 20% of its assets in securities of foreign issuers, may purchase and sell options and futures on foreign currencies, and may enter into forward foreign currency con-tracts.
               The Equity Funds differ in composition or strategy as follows:

            STOCKSPLUS FUND. StocksPLUS is the name of a proprietary portfolio management strategy which utilizes S&P 500 derivatives in addition to or in place of S&P 500 stocks to equal or exceed the performance of the S&P 500. The Advisor expects that under normal market conditions, the Fund will invest substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed income securities. The Advisor will actively manage the fixed income assets serving as cover for derivatives, as well as any other fixed income assets held by the Fund, with a view toward enhancing the Fund's total return investment performance, subject to an overall portfolio duration which is normally not expected to exceed one year. See "Appendix A--Description of Duration."
               The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. S&P chooses the stocks to be included in the S&P 500 solely on a statistical ba-sis. The weightings of stocks in the index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Stocks represented currently in the S&P 500 represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund will seek to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.
               When S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest up to 100% of its assets in a "basket" of S&P 500 stocks. The composition of this basket will be determined by standard statistical techniques that analyze the historical correlation between the return of every stock currently in the S&P 500 and the return on the S&P 500 itself. The Advisor may employ fundamental stock analysis only to choose among stocks that have already satisfied the statistical correlation tests. Stocks chosen for the Fund are not limited to those with any par-ticular weighting in the S&P 500.
               Positions in S&P 500 futures and options on futures will be en-
            tered into only to the extent they constitute permissible posi-tions for the Fund according to applicable rules of the Commodity Futures Trading Commission ("CFTC"). From time to time, the Advi-sor may be constrained in its ability to use S&P 500 derivatives either by requirements of the Internal Revenue Code or by an unan-ticipated inability to close out positions when it would be most advantageous to do so. A large number of investors use S&P 500 de-rivatives for both hedging and speculative purposes, and although generally this helps guarantee a liquid market in those instru-ments, at times liquidity may be limited. For more information about S&P 500 derivatives, see "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments."

            STOCKSPLUS SHORT STRATEGY FUND invests primarily in S&P 500 short positions such that the Fund's net asset value is generally expected to vary inversely to the value of the S&P 500. The Fund is designed for investors seeking to take advantage of declines in the value of the S&P 500, or investors wishing to hedge existing long equity positions. The Fund will generally realize gains only when the price of the S&P 500 is declining. When the S&P 500 is rising, the Fund will incur a loss.
               The Fund will maintain short positions through the use of a combination of S&P derivatives, including options, futures and swap agreements. All S&P 500 derivatives will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, or through the maintenance of offsetting positions. It is anticipated that the Fund will generally remain fully invested in S&P 500 short positions at all times, even during periods when the S&P 500 is rising. However, the Fund may purchase call options on S&P 500 futures contracts from time to time in an effort to limit the total potential decline in the Fund's net asset value. There can be no assurance that the use of such call options would be effective in limiting the potential decline in net asset value of the Fund.
               The Adviser will actively manage the fixed income portion of the
            Fund's investment portfolio that is used as coverage for S&P 500 derivatives in an attempt to provide incremental returns. Thus, there will not be a perfect inverse correlation between the performance of the S&P 500 and the performance of the Fund. A perfect inverse correlation would exist if the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased in exact proportion to decreases in the S&P 500 (or decreased in exact proportion to increases in the S&P 500). Rather, because of the Adviser's management of the fixed income securities that are held by the Fund as cover for the Fund's short positions, it is expected that, if the value of the S&P 500 were to decrease by 10%, for example, the amount by which the Fund's net asset value would increase would be an amount slightly in excess of 10%. Conversely, an increase in the S&P 500 of 10% would result in a loss to the Fund of slightly less than this amount. There can be no assurance that the use of such active fixed income management techniques will produce the intended results.

BALANCED    STRATEGIC BALANCED FUND has as its investment objective the
FUND        maximization of total return, consistent with preservation of capital and prudent investment management. In seeking to achieve this objective, the Fund invests in the securities eligible for purchase by the StocksPLUS Fund and the Total Return Fund. The percentage of the Fund's assets allocated to equity or fixed income exposure will vary in accordance with an asset allocation methodology developed by the Adviser. The methodology builds upon the Adviser's long-standing process of economic forecasting of business cycle stages by applying to this process a disciplined asset allocation model which employs certain statistical variance techniques. Depending on the outcome of this asset allocation methodology, the Fund's equity exposure will vary between 45% and 75% of its total assets, and its fixed income exposure will vary between 25% and 55%. There can be no assurance that the Adviser's asset allocation methodology will be successful.

TOTAL       The "total return" sought by certain of the Funds will consist of
RETURN AND interest and dividends from underlying securities, capital appre-REAL RETURN ciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income port-folio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed in-come securities (and therefore their capital appreciation or de-preciation) is largely a function of changes in the current level of interest rates. Generally, when interest rates

12
 PIMCO Funds: Pacific Investment Management Series
            are falling, a portfolio with a shorter duration will not generate as high a level of total return as a portfolio with a longer dura-tion. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration port-folios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant mar-ket risk and price volatility than for a portfolio with a shorter duration. The market value of fixed income securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.
               The change in market value of equity securities (and therefore their capital appreciation or depreciation) may depend upon a num-ber of factors, including: conditions in the securities markets, the business success of the security's issuer, changing interest rates, real or perceived economic and competitive industry condi-tions, and foreign currency exchange rates. Historically, the to-tal return performance of equity-oriented portfolios has generally been greater over the long term than fixed income portfolios. How-ever, the market risk and price volatility of an equity portfolio is generally greater than that of a fixed income portfolio, and is generally considered to be a more aggressive investment.
               "Real Return," or "Inflation Adjusted Return," as referenced in the name and investment objective of the Real Return Bond Fund, is a measure of the change in purchasing power of money invested in a particular instrument after adjusting for inflation. An investment in a security generating a high nominal return (such as a typical U.S. Government Treasury bond) may not generate a high real return once inflation is considered. For example, an instrument generat-ing a 9% nominal return at a time when inflation is 6% has a real return of approximately 3%; that is, the purchasing power of the money invested in that instrument would only increase by approxi-mately 3%. On the other hand, an inflation-indexed instrument gen-erating a 5% real return would generate a 5% increase in purchas-ing power regardless of the rate of inflation. As stated above, the investment objective of the Fund is to seek to achieve maximum real return. The total return (not adjusted for inflation) at-tained by this Fund may be less than the total return attained by other of the Funds that do not invest primarily in inflation-in-dexed securities.
               In the case of inflation-indexed bonds, changes in market value are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might increase, leading to a de-crease in value of inflation-indexed bonds.

            Investment Risks and Considerations

            The following are some of the principal risks of investing in the Funds. Investors should read this Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. Gen-erally, the value of fixed income securities can be expected to vary inversely with changes in prevailing interest rates, i.e., as interest rates rise, market value tends to decrease, and vice versa, although this may not be true in the case of inflation-indexed bonds. In addition, certain of the Funds may invest in se-curities rated lower than Baa by Moody's or S&P. Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies.
               Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio posi-tions when it is not advantageous to do so. Certain Funds may sell securities short, which exposes the Fund to a risk of loss if the value of the security sold short should increase.


                                                  April 1, 1998 Prospectus

               All Funds (except the Money Market Fund) may use derivative in-
            struments, consisting of futures, options, options on futures, and swap agreements, for hedging purposes or as part of their invest-ment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securi-ties being hedged and the value of the particular derivative in-strument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particu-lar derivative instruments. Unless otherwise indicated, all limi-tations applicable to Fund investments (as stated in this Prospec-tus and in the Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's invest-ment portfolio, resulting from market fluctuations or other changes in a Fund's total assets, will not require a Fund to dis-pose of an investment until the Advisor determines that is practi-cable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the sev-eral assigned ratings.
               Investors should carefully consider the possible tax conse-
            quences from investing in the Real Return Bond Fund. The Fund in-vests primarily in securities that for tax purposes may be consid-ered to have been issued originally at a discount. Accordingly, the Fund may be required to make annual distributions to share-holders in excess of the cash received by the Fund in a given pe-riod from those investments. See "Characteristics and Risks of Se-curities and Investment Techniques--Inflation-Indexed Bonds" and "Taxes" for additional information.
               The Emerging Markets Bond, Emerging Markets Bond II, Foreign
            Bond, Global Bond, Global Bond II, International Bond, Commerical Mortgage Securities and Real Return Bond Funds are "non-diversified" for purposes of the Investment Company Act of 1940 ("1940 Act"), meaning that they may invest a greater percentage of their assets in the securities of one issuer than the other Funds. The Funds are still, however, subject to diversification requirements imposed by the Internal Revenue Code of 1986, as amended, which means that as of the end of each calendar quarter, a Fund may have no more than 25% of its assets invested in the securities of a single issuer, and may, with respect to 50% of its assets, have no more than 5% of its assets invested in the securities of a single issuer. As "non-diver-sified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occur-rence than a diversified portfolio might be.
               The Funds offer their shares to both retail and institutional investors. Institutional shareholders, some of whom also may be investment advisory clients of Pacific Investment Management, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require the Advisor to liquidate portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a Fund to realize taxable capital gains.

            Characteristics and Risks of
            Securities and Investment Techniques

            The following describes in greater detail different types of secu-rities and investment techniques used by the individual Funds, and discusses certain concepts relevant to the investment policies of the Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.


U.S.        U.S. Government securities are obligations of, or guaranteed by,
GOVERNMENT the U.S. Government, its agencies or instrumentalities. The U.S. SECURITIES Government does not guarantee the net asset value of the Funds'
            shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government Na-tional Mortgage Association

14
 PIMCO Funds: Pacific Investment Management Series

            ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Trea-sury; others, such as those of the Federal National Mortgage Asso-ciation ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Associa-tion, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no cou-pons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade sepa-rately, and evidences of receipt of such securities. Such securi-ties may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon se-curities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securi-ties, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.


CORPORATE   Corporate debt securities include corporate bonds, debentures,
DEBT        notes and other similar corporate debt instruments, including con-
SECURITIES  vertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
               Investments in corporate debt securities that are rated below investment grade (rated below Baa (Moody's) or BBB (S&P)) are de-scribed as "speculative" both by Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Moody's also describes securi-ties rated Baa as having speculative characteristics. The Advisor seeks to minimize these risks through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. See "Appendix B--Description of Secu-rities Ratings." Investments in high yield securities are dis-cussed separately below under "High Yield Securities ("Junk
            Bonds")."


CONVERTIBLE Each Fund (except the Municipal Bond Fund) may invest in convert-SECURITIES ible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible se-curities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.
               The convertible securities in which the Funds may invest con-
            sist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the securi-ty, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.
               While the Fixed Income Funds intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be re-garded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, legal or technical restrictions. In such cases, a Fund may consider eq-uity securities or convertible bonds to gain exposure to such in-vestments.

LOAN        Certain Funds may invest in fixed- and floating-rate loans ar-
PARTICI-    ranged through private negotiations between an issuer of debt in-
PATIONS     struments and one or more financial institutions ("lenders"). Gen-
AND         erally, the Funds' investments in loans are expected to take the
ASSIGNMENTS form of loan participations and assignments of portions of loans from third parties.

                                                 April 1, 1998 Prospectus

               Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Funds may participate in such syndicates, or can buy part of a loan, becom-ing a direct lender. Participations and assignments involve spe-cial types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on a Fund's investments in loan participations and as-signments with limited marketability. If a Fund purchases a par-ticipation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, the Funds' rights against the borrower may be more limited than those held by the original lender.

VARIABLE    Variable and floating rate securities provide for a periodic ad-
AND         justment in the interest rate paid on the obligations. The terms
FLOATING    of such obligations must provide that interest rates are adjusted
RATE        periodically based upon an interest rate adjustment index as pro-
SECURITIES  vided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Money Mar-ket Fund may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and the Fund may demand payment of principal from the issuer, within the period.

               Each of the Fixed Income Funds may invest in floating rate debt instruments ("floaters") and (except the Municipal Bond Fund) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
               Each of the Fixed Income Funds (except the Money Market Fund and the Municipal Bond Fund) may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the mar-ket rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatil-ity than a fixed rate obligation of similar credit quality. The Funds have adopted a policy under which no Fund will invest more than 5% (10% in the case of the Low Duration Mortgage and Total Return Mortgage Funds) of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

INFLATION-  Inflation-indexed bonds are fixed income securities whose princi-
INDEXED     pal value is periodically adjusted according to the rate of infla-
BONDS       tion. The interest rate on these bonds is generally fixed at issu-
            ance at a rate lower than typical bonds. Over the life of an in-flation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.
               Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is an-ticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual ba-sis, equal to a fixed percentage of the inflation-adjusted princi-pal amount. For example, if an investor purchased an inflation-in-dexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15
            ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45
            ($1,030 times 1.5%).
               If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted down-ward, and consequently the interest payable on these securities
            (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity
            (as adjusted for inflation) is guaranteed in the case of U.S.
            Treasury inflation-indexed bonds, even during a period of defla-tion. However, the current market value of the bonds is not guar-anteed, and will fluctuate. The Funds may also invest in other in-flation

16
 PIMCO Funds: Pacific Investment Management Series
            related bonds which may or may not provide a similar guarantee. If such a guarantee of principal is not provided, the adjusted prin-cipal value of the bond repaid at maturity may be less than the original principal.
               The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-in-dexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, lead-ing to a decrease in value of inflation-indexed bonds.
               While these securities are expected to be protected from long-
            term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency ex-change rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's in-flation measure.
               The U.S. Treasury has only recently begun issuing inflation-in-
            dexed bonds. As such, there is no trading history of these securi-ties, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liq-uid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assur-ance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of is-suing inflation-indexed bonds, and there may be a more liquid mar-ket in certain of these countries for these securities.
               The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are gener-ally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign coun-try will be correlated to the rate of inflation in the United States.
               Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though in-vestors do not receive their principal until maturity. See "Taxes" for information about the possible tax consequences of investing in the Real Return Bond Fund and in inflation-indexed bonds.

MORTGAGE-   Each of the Funds (except the Money Market Fund and the Municipal
RELATED AND Bond Fund) may invest all of its assets in mortgage- or other as-
OTHER       set-backed securities. The value of some mortgage- or asset-backed
ASSET-      securities in which the Funds invest may be particularly sensitive
BACKED      to changes in prevailing interest rates, and, like the other in-
SECURITIES  vestments of the Funds, the ability of a Fund to successfully uti-
            lize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors cor-rectly.

            MORTGAGE-PASS-THROUGH SECURITIES are securities representing in-terests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrow-ers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early re-payment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying prop-erty, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon re-investment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securi-ties, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepay-ment features may not increase as much as other fixed income secu-rities. The rate of prepayments on underlying mortgages will af-fect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective matu-rity of the security beyond what was anticipated at the

                                                   April 1, 1998 Prospectus
            time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.
               Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Govern-ment (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bank-ers and other secondary market issuers) may be supported by vari-ous forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mort-gage poolers.

            COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateral-ized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly pay-ments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

            COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that re-flect an interest in, and are secured by, mortgage loans on com-mercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstand-ing principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed secu-rities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

            MORTGAGE-RELATED SECURITIES include securities other than those described above that directly or indirectly represent a participa-tion in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repur-chase Agreements, Dollar Rolls, and Borrowings"), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be struc-tured in classes with rights to receive varying proportions of principal and interest.
               A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remain-der of the principal. In the most extreme case, one class will re-ceive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the prin-cipal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (includ-ing prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse ef-fect on a Fund's yield to maturity from these securities. The Funds have adopted a policy under which no Fund will invest more than 5% (10% in the case of the Low Duration Mortgage and Total Return Mortgage Funds) of its net assets in any combination of IO, PO, or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

18
 PIMCO Funds: Pacific Investment Management Series

MUNICIPAL   The Municipal Bond Fund invests in Municipal Bonds which are gen-
BONDS       erally issued by states and local governments and their agencies, authorities and other instrumentalities. The Municipal Bonds which the Municipal Bond Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such is-suer's general revenues and not from any particular source. Lim-ited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt "private activity" bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The Municipal Bond
            Fund may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond
            Purchase Agreements. The Municipal Bond Fund may also invest in municipal lease obligations, as well as securities derived from Municipal Bonds, such as residual interest bonds, participation interests and embedded interest rate swaps and caps.
              Municipal Bonds are subject to credit and market risk. Credit risk relates to the ability of the issuer to make payments of principal and interest. The ability of an issuer to make such pay-ments could be affected by litigation, legislation or other polit-ical events or the bankruptcy of the issuer. Market risk relates to changes in a security's value as a result of changes in inter-est rates. Lower rated Municipal Bonds generally provide higher yields but are subject to greater credit and market risk than higher quality Municipal Bonds.

REPURCHASE For the purpose of achieving income, each of the Funds may enter AGREEMENTS into repurchase agreements, which entail the purchase of a portfo-
            lio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repur-chase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. No Fund will invest more than 15% of its net assets (10% in the case of the Money Market Fund) (taken at current market value) in repurchase agreements maturing in more than seven days.


REVERSE     A reverse repurchase agreement involves the sale of a security by
REPURCHASE a Fund and its agreement to repurchase the instrument at a speci-AGREEMENTS, fied time and price. Under a reverse repurchase agreement, the
DOLLAR      Fund continues to receive any principal and interest payments on
ROLLS, AND the underlying security during the term of the agreement. The Fund BORROWINGS generally will maintain a segregated account consisting of assets determined to be liquid by the Advisor in accordance with proce-dures established by the Board of Trustees to cover its obliga-tions under reverse repurchase agreements and, to this extent, a reverse repurchase agreement (or economically similar transaction) will not be considered a "senior security" subject to the 300% as-set coverage requirements otherwise applicable to borrowings by a Fund.
               A Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially simi-lar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future pur-chase as well as by any interest earned on the proceeds of the se-curities sold. The Fund also could be compensated through the re-ceipt of fee income equivalent to a lower forward price. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Advisor in accordance with procedures estab-lished by the Board of Trustees to cover its obligations under dollar rolls.
               To the extent that positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered through the maintenance of a segregated account consisting of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings, which would restrict the aggregate of such transactions
            (plus any other borrowings) to 33 1/3% (for each Fund except the Global Bond


                                                   April 1, 1998 Prospectus

            Fund II) of such Fund's total assets. Apart from such transac-tions, a Fund will not borrow money, except for temporary adminis-trative purposes. The Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption re-quests (not for leverage) or for extraordinary or emergency pur-poses.


LOANS OF    For the purpose of achieving income, each Fund may lend its port-
PORTFOLIO   folio securities to brokers, dealers, and other financial institu-
SECURITIES  tions, provided: (i) the loan is secured continuously by collat-
            eral consisting of U.S. Government securities, cash or cash equiv-alents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the se-curities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities;
            and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% (25% in the case of the Global Bond
            Fund II) of the total assets of the Fund. Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government secu-rities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent.
            The Funds may pay lending fees to the party arranging the loan.


WHEN-       Each of the Funds may purchase or sell securities on a when-is-
ISSUED,     sued, delayed delivery, or forward commitment basis. These trans-
DELAYED     actions involve a commitment by the Fund to purchase or sell secu-
DELIVERY    rities for a predetermined price or yield, with payment and deliv-
AND FORWARD ery taking place more than seven days in the future, or after a COMMITMENT period longer than the customary settlement period for that type
TRANS-      of security. When such purchases are outstanding, the Fund will
ACTIONS     set aside and maintain until the settlement date in a segregated account, assets determined to be liquid by the Advisor in accor-dance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in a segregated ac-count. When purchasing a security on a when-issued, delayed deliv-ery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not re-quired to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully in-vested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued or forward commitment securities before they are de-livered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may pur-chase or sell securities on a when-issued, delayed delivery, or forward commitment basis.


SHORT SALES Each of the Funds (except the High Yield, Total Return III and
            StocksPLUS Funds), and particularly the StocksPLUS Short Strategy Fund, may from time to time effect short sales as part of their overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. A short sale (other than a short sale against the box) is a transaction in which a Fund sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that a Fund engages in short sales, it must (except in the case of short sales "against the box") maintain as-set coverage in the form of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has

20
 PIMCO Funds: Pacific Investment Management Series
            the right to obtain at no added cost, securities identical to those sold short. The Global Bond Fund II may only engage in short sales that are "against the box."


FOREIGN     Each of the Funds (except the Municipal Bond, Low Duration II,
SECURITIES  Total Return II and Long-Term U.S. Government Funds) may invest directly in fixed income securities of non-U.S. issuers. The High
            Yield, Commercial Mortgage Securities, Low Duration Mortgage, Total
            Return Mortgage and Money Market Funds may only invest in U.S.
            dollar-denominated fixed income securities of non-U.S. issuers. Each of the Equity Funds may invest directly in foreign equity securities.
               Except for the Emerging Markets Bond and Emerging Markets Bond
            II Funds, each of the Funds will concentrate its foreign investments in securities of issuers based in developed countries. However, the Short-Term, Low Duration and Low Duration III Funds may each invest up to 5% of its assets in securities of issuers based in the emerging market countries in which the Emerging Markets Bond and Emerging Markets Bond II Funds may invest, and each of the remaining Fixed Income Funds that may invest in foreign securities may in-vest up to 10% of its assets in such securities.
               Individual foreign economies may differ favorably or unfavor-
            ably from the U.S. economy in such respects as growth of gross do-mestic product, rate of inflation, capital reinvestment, re-sources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields, and risks asso-ciated with securities markets in different countries may change independently of each other. Investing in the securities of is-suers in any foreign country involves special risks and considera-tions not typically associated with investing in U.S. companies.
            Shareholders should consider carefully the substantial risks in-volved in investing in securities issued by companies and govern-ments of foreign nations. These risks include: differences in ac-counting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory tax-ation; adverse changes in investment or exchange control regula-tions (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, for-eign securities and dividends and interest payable on those secu-rities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and there-fore may exhibit greater price volatility. Additional costs asso-ciated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in for-eign exchange rates also will affect the value of securities de-nominated or quoted in currencies other than the U.S. dollar.
               Certain of the Funds, and particularly the Emerging Markets Bond and Emerging Markets Bond II Funds, will invest in the securities of issuers based in coun-tries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Re-patriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced signifi-cant declines against the U.S. dollar in recent years, and devalu-ation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political cri-sis could lead to price controls, forced mergers of companies, ex-propriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detri-mental effect on a Fund's investment.
               Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, eco-nomic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the secu-rities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market coun-tries; the fact that

                                                   April 1, 1998 Prospectus
            companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may re-sult in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Also, any change in the leadership or policies of Eastern European coun-tries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberal-ization of foreign investment policies now occurring and adversely affect existing investment opportunities.
               In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
               Each of the Fixed Income Funds (except the Municipal Bond, Low
            Duration, Total Return II and Long-Term U.S. Government Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assur-ance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. For further information, see the Statement of Additional Information.
               Certain of the Funds also may invest in sovereign debt (other than Brady Bonds) issued by governments, their agencies or instru-mentalities, or other government-related entities located in emerging market countries. Holders of sovereign debt may be re-quested to participate in the rescheduling of such debt and to ex-tend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.
               A Fund's investments in foreign currency denominated debt obli-
            gations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to consti-tute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.


FOREIGN     Foreign currency exchange rates may fluctuate significantly over
CURRENCY    short periods of time. They generally are determined by the forces
TRANS-      of supply and demand in the foreign exchange markets and the rela-
ACTIONS     tive merits of investments in different countries, actual or per-
            ceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad.
            For example, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be de-valued against the U.S. dollar, resulting in a loss to the Funds.
               All Funds that may invest in securities denominated in foreign currencies may buy and sell foreign currencies on a spot and for-ward basis to reduce the risks of adverse changes in foreign ex-change rates. A forward foreign currency exchange contract in-volves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its ex-posure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the

22
 PIMCO Funds: Pacific Investment Management Series
            currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be re-alized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for pur-poses of increasing exposure to a foreign currency or to shift ex-posure to foreign currency fluctuations from one country to anoth-er. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two cur-rencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Advisor in accordance with proce-dures established by the Board of Trustees, in a segregated ac-count to cover its obligations under forward foreign currency ex-change contracts entered into for non-hedging purposes.
               All Funds that may invest in securities denominated in foreign currencies may invest in options on foreign currencies and foreign currency futures and options thereon. The Funds also may invest in foreign currency exchange-related securities, such as foreign cur-rency warrants and other instruments whose return is linked to foreign currency exchange rates. Each Fund that may invest in se-curities denominated in foreign currencies, except the Global Bond, Emerging Markets Bond and Emerging Markets Bond II Funds, will use these techniques to hedge at least 75% of its exposure to foreign currency. For a description of these instruments, see "Derivative Instruments" below and the Statement of Additional Information.


HIGH YIELD The High Yield Fund invests at least 65% of its assets, and the SECURITIES Emerging Markets Bond and Emerging Markets Bond II Funds may invest
("JUNK      up to 100% of its assets and the Commercial Mortgage Securities Fund
BONDS")     may invest up to 35% of its assets, in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if not rated, of comparable quality). In addition, each of the Foreign Bond, Global Bond II,
            Total Return, Low Duration, Low Duration III, Moderate Duration,
            Total Return III, Global Bond, StocksPLUS Short strategy, Strategic
            Balanced, Short-Term and StocksPLUS Funds may invest up to 10% of its assets in such securities. The Municipal Bond Fund may invest up to 10% of its assets in securities rated lower than Baa by Moody's or BBB by S&P but rated at least Ba by Moody's or BB by S&P.
            Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds.
            Securities rated Baa are considered by Moody's to have some speculative characteristics. Investors should consider the following risks associated with high yield securities before investing in these Funds.
               Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.
               High yield securities may be more susceptible to real or per-
            ceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for ex-ample, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodi-cally and in cash.
               The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities.
            Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

                                                   April 1, 1998 Prospectus

               The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisor does not rely solely on credit ratings when selecting se-curities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Advisor deems it in the best inter-est of shareholders.
               During the year ended March 31, 1997, based upon the dollar-
            weighted average ratings of the Funds' portfolio holdings at the end of each month in the Funds' fiscal year, each operational Fund that may invest greater than 5% of its assets in securities rated below investment grade had the following percentages of its net assets invested in securities rated in the categories indicated as rated by Moody's (or, if unrated, determined by the Advisor to be of comparable quality). See "Appendix B--Description of Securities Ratings," for further information.


              FIXED INCOME SECURITIES RATINGS

                                                    BELOW
           FUND              PRIME 1 Aaa  Aa    A   PRIME 1 Baa  Ba    B
           -------------------------------------------------------------
           FOREIGN BOND         21%   58%  14%   0%     0%    3%   4%   0%
           ---------------------------------------------------------------
           GLOBAL BOND          33    45   14    2      0     4    2    0
           ---------------------------------------------------------------
           GLOBAL BOND II       21    58   15    1      0     4    1    0
           ---------------------------------------------------------------
           HIGH YIELD            6     1    0    0      0     3   48   42
           ---------------------------------------------------------------
           TOTAL RETURN         13    66    2    4      0     9    5    1
           ---------------------------------------------------------------
           TOTAL RETURN III      5    76    4    1      0     8    5    1
           ---------------------------------------------------------------
           LOW DURATION         24    55    1    3      0    13    4    0
           ---------------------------------------------------------------
           LOW DURATION III     40    60    0    0      0     0    0    0
           ---------------------------------------------------------------
           MODERATE DURATION     2    59    0    7      0    24    5    3
           ---------------------------------------------------------------
           SHORT-TERM           31    26    3   12      0    20    7    1
           ---------------------------------------------------------------
           STOCKSPLUS           32    29    5    7      0    17    9    1
           ---------------------------------------------------------------
           STRATEGIC BALANCED    7    36    0    8      0    38    9    2


               These figures are intended solely to provide disclosure about each Fund's asset composition during its most recent fiscal year. The asset composition after this time may or may not be approxi-mately the same as represented by such figures. In addition, the categories reflect ratings by Moody's, and ratings assigned by S&P may not be consistent with ratings assigned by Moody's or other credit ratings services, and the Advisor may not necessarily agree with a rating assigned by any credit rating agency.


DERIVATIVE To the extent permitted by the investment objectives and policies INSTRUMENTS of the Funds, the Funds may (except the Money Market Fund) pur-
            chase and write call and put options on securities, securities in-dexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Funds (except the Money Market Fund and the Municipal Bond Fund) also may enter into swap agreements with respect to foreign cur-rencies, interest rates, and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, for-eign currency exchange rates or securities prices or as part of their overall investment strategies. The Funds (except the Money Market Fund and the Municipal Bond Fund) may also purchase and sell options relating to foreign currencies for purposes of in-creasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each Fund will maintain a segregated account consisting of assets de-termined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees (or, as permitted by applica-ble regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to limit leveraging of the Fund.
               Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. Each Fund (except the Money Market Fund and the Municipal Bond Fund) may in-vest all of its

24
 PIMCO Funds: Pacific Investment Management Series
            assets in derivative instruments, subject only to the Fund's in-vestment objective and policies. The value of some derivative in-struments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other in-vestments of the Funds, the ability of a Fund to successfully uti-lize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors cor-rectly. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.
               The Funds might not employ any of the strategies described be-
            low, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, mar-ket values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a pos-sible imperfect correlation, or even no correlation, between price movements of derivative instru-ments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related in-vestments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio secu-rity at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions.

            OPTIONS ON SECURITIES, SECURITIES INDEXES, AND CURRENCIES A Fund may purchase put options on securities and indexes. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may also purchase call options on securities and indexes. One purpose of purchasing call options is to protect against substan-tial increases in prices of securities the Fund intends to pur-chase pending its ability to invest in such securities in an or-derly manner. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the op-tion (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the op-tion to deliver the underlying security upon payment of the exer-cise price or to pay the exercise price upon delivery of the un-derlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified mul-tiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.
               A Fund may sell put or call options it has previously pur-
            chased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the under-lying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.
               The Funds may write covered straddles consisting of a combina-
            tion of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the ex-ercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."
               The purchase and writing of options involves certain risks.
            During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exer-cise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill


                                                 April 1, 1998 Prospectus
            its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing pur-chase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the under-lying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exer-cise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading re-strictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.
               Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. Cur-rency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.
               Over-the-counter options in which certain Funds may invest dif-
            fer from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover cer-tain written over-the-counter options.

            SWAP AGREEMENTS The Funds (except the Money Market and Municipal Bond Funds) may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
               Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Con-sequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account con-sisting of assets determined to be liquid by the Advisor in accor-dance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund's portfolio. Obliga-tions under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restric-tion concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed
            5% of the Fund's assets.
               Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Be-cause they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount

26
 PIMCO Funds: Pacific Investment Management Series
            expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain re-strictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is pos-sible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be re-ceived under such agreements.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS Each of the
            Fixed Income Funds (except the Money Market Fund and the Municipal Bond Fund) may invest in interest rate futures contracts and op-tions thereon ("futures options"), and to the extent it may invest in foreign currency-denominated securities, may also invest in foreign currency futures contracts and options thereon. The Munic-ipal Bond Fund may purchase and sell futures contracts on U.S. Government securities and Municipal Bonds, as well as purchase put and call options on such futures contracts. Each of the Equity Funds and the Strategic Balanced Fund may invest in interest rate, stock index and foreign currency futures contracts and options thereon.
               There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfo-lio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures con-tract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these in-struments are relatively new and without a significant trading history. As a result, there is no assurance that an active second-ary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfa-vorable position, and the Fund would remain obligated to meet mar-gin requirements until the position is closed.
               The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid as-sets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."
               The Funds will only enter into futures contracts or futures op-
            tions which are standardized and traded on a U.S. or foreign ex-change or board of trade, or similar entity, or quoted on an auto-mated quotation system. Each Fund will use financial futures con-tracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option posi-tions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

HYBRID      A hybrid instrument can combine the characteristics of securities,
INSTRUMENTS futures, and options. For example, the principal amount or inter-
            est rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or an-other interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.
               Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration manage-ment, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more


                                                  April 1, 1998 Prospectus
            steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily fore-seen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associ-ated with a similar investment in a traditional, U.S. dollar-de-nominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Accordingly, no Fund will invest more than 5% of its assets in hybrid instruments.
               Certain issuers of structured products such as hybrid instru-
            ments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.


INVESTMENT  Each of the Funds may invest in securities of other investment
IN          companies, such as closed-end management investment companies, or
INVESTMENT  in pooled accounts or other investment vehicles. As a shareholder
COMPANIES   of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.


PORTFOLIO   The length of time a Fund has held a particular security is not
TURNOVER    generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's in-vestments, particularly in periods of volatile market movements.
            High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. See "Management of the Trust--
            Portfolio Transactions." Such sales may result in realization of taxable capital gains. See "Taxes." The portfolio turnover rate for the following Funds for the last two fiscal years (1997 and 1996, respectively) was: Short-Term -- 77% and 215%; Low Duration
            -- 240% and 209%; Low Duration II -- 237% and 225%; High Yield
            -- 67% and 66%; Total Return -- 173% and 221%; Total Return II
            -- 293% and 73%; Total Return III -- 90% and 177%; Long-Term U.S.
            Government -- 402% and 238%; Foreign Bond -- 984% and 1,234%;
            Global Bond -- 911% and 1,083%; International Bond -- 875% and
            1,046%; StocksPLUS -- 47% and 102%.


ILLIQUID    Each of the Funds may invest up to 15% of its net assets in illiq-
SECURITIES  uid securities (10% in the case of the Money Market Fund). Certain illiquid securities may require pricing at fair value as deter-mined in good faith under the supervision of the Board of Trust-ees. The Advisor may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, re-purchase agreements with maturities in excess of seven days, cer-tain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities which legally or in the Advisor's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that Pacific Investment Management has determined to be liquid under procedures approved by the Board of Trustees).
               Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule
            144A, others may be illiquid, and their sale may involve substan-tial delays and additional costs.

SERVICE     Many of the services provided to the Funds depend on the smooth
SYSTEMS --  functioning of computer systems. Many systems in use today cannot
YEAR 2000   distinguish between the year 1900 and the year 2000. Should any of
PROBLEM     the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Advisor, Distributor, Shareholder
            Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected.

            Performance Information

            From time to time the Trust may make available certain information about the performance of the Class D shares of some or all of the Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance.

28
 PIMCO Funds: Pacific Investment Management Series

               From time to time, the yield and total return for each class of shares of the Funds may be included in advertisements or reports to shareholders or prospective investors. Yield quotations for the Money Market Fund may include current yield and effective yield. Current yield will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period) and "annualized" (i.e., assuming that the sev-en-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). Effective yield for the Fund is calculated in the manner similar to that used to cal-culate current yield, but reflects the compounding effect on earn-ings of reinvested dividends. For the remaining Funds, quotations of yield for a Fund or class will be based on the investment in-come per share (as defined by the Securities and Exchange Commis-sion) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. The tax equivalent yield of the Mu-nicipal Bond Fund's Class D shares may also be advertised, calcu-lated like yield except that, for any given tax bracket, net in-vestment income will be calculated as the sum of (i) any taxable income of the class plus (ii) the tax exempt income of the class divided by the difference between 1 and the effective federal in-come tax rates for taxpayers in that tax bracket.
              The total return of Class D shares of all Funds may be included in advertisements or other written material. When a Fund's total return is advertised with respect to its Class D shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series of PIMCO Advisors Funds for the Global Bond Fund II), as more fully described in the Statement of Additional Information. Consistent with Securities and Exchange Commission rules and informal guid-ance, for periods prior to the initial offering date of Class D shares (April 1, 1998), total return presentations for the Class D shares will be based on the historical performance of an older class of the Fund (the older class to be used in each case is set forth in the Statement of Additional Information) restated, as necessary, to reflect that there are no sales charges associated with Class D shares, but not reflecting any different operating expenses (such as administrative fee charges) associated with Class D shares. All other things being equal, any higher expenses of Class D shares would have adversely affected (i.e., reduced) total return for Class D shares (i.e., if the Class D shares had been issued since the inception of the Fund) by the amount of such higher expenses, compounded over the relevant period. Total return is measured by comparing the value of an investment in Class D shares of the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming im-mediate reinvestment of any dividends or capital gains distribu-tions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for the Funds.
               The Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder com-munications, or in certain types of sales literature provided to prospective investors. Current distribution information for a Class D shares of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment in-come), divided by the net asset value per Class D share on the last day of the period and annualized. The rate of current distri-butions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what Class D shares of a Fund have declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.
               Performance information for the Trust may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Com-posite Stock Price Index, the Lehman Brothers Aggregate Bond In-dex, the Lehman Brothers Mortgage-Backed Securities Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Blend Index, the Lehman Inflation Linked Treasury Index, the Lehman Municipal Bond Index, the Lehman BB Intermediate Corporate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the J.P. Morgan Emerging Markets Bond Index Plus, the Salomon Brothers


                                                  April 1, 1998 Prospectus

            World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Government Bond Index Non U.S.-Dollar Hedged, and other en-tities or organizations which track the performance of investment companies or investment advisers. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administra-tive and management costs and expenses. The Advisor may also re-port to shareholders or to the public in advertisements concerning the performance of the Advisor as adviser to clients other than the Trust, and on the comparative performance or standing of the Advisor in relation to other money managers. Such comparative in-formation may be compiled or provided by independent ratings serv-ices or by news organizations. Any performance information, whether related to the Funds or to the Advisor, should be consid-ered in light of the Funds' investment objectives and policies, characteristics and quality of the portfolio, and the market con-ditions during the time period indicated, and should not be con-sidered to be representative of what may be achieved in the fu-ture. For a description of the methods used to determine yield and total return for the Funds, see the Statement of Additional Infor-mation.
               Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return or yield for any prior period should not be considered as a representation of what an in-vestor's total return or yield may be in any future period.

            How to Buy Shares

            Class D shares of each Fund of the Trust are continuously offered through the Trust's principal underwriter, PIMCO Funds Distribu-tors LLC (the "Distributor"), and through other financial service firms which have agreements with the Distributor.
               Class D shares are generally offered to: (a) clients of fi-
            nancial service firms, such as broker-dealers or registered investment advisors, with which the Distributor has an agreement for the use of PIMCO Funds: Pacific Investment Management Series in a particular investment product, program or account, for which a fee may be charged; (b) participants investing through accounts known as "wrap accounts" established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services; (c) current or retired officers, trustees, directors or employees of the Trust, the Advisor or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee, or a spouse or child of any of the foregoing persons; (d) current or retired trustees of PIMCO Funds: Multi-Manager Series, a registered investment company for which PIMCO Advisors L.P., an affiliate of the Advisor, acts as investment advisor; (e) trustees or other fiduciaries purchasing shares for certain employer-sponsored plans, the trustee, administrator, fiduciary, broker trust company or registered investment advisor which has an agreement with the Distributor with respect to such purchases; and (f) any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale.
               There are two ways to purchase Class D shares: either 1)
            through your financial service firm; or 2) directly by mailing a PIMCO Funds Account Application (the "Account Application") with payment, as described below under the heading Direct Investment, to the Distributor. Class D shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. Purchase payments for Class D shares are fully invested at the net asset value next determined after acceptance of the trade.
               All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m. Eastern time) on the
            New York Stock Exchange (the "Exchange"), on a regular business day, are processed at that day's offering price. However, orders received by the Distributor from a financial service firm after the offering price is determined that day will receive such offer-ing price if the orders were received by such financial service firm from its customer prior to such determination and were trans-mitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m. Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 9:30 a.m. Eastern time on the next business day. Purchase orders received on other than a regular business day will be

30
 PIMCO Funds: Pacific Investment Management Series
            executed on the next succeeding regular business day. The Distrib-utor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended dur-ing any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securi-ties and Exchange Commission, when trading on the Exchange is re-stricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as per-mitted by the Securities and Exchange Commission for the protec-tion of investors.
               Except for purchases through the PIMCO Auto Invest plan, the
            PIMCO Auto Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, and tax-qualified and wrap programs referred to below under "Tax-Qualified Retirement Plans", the minimum initial investment in Class D shares of any Fund of the Trust or any series of PIMCO Funds: Multi-Manager Series is $2,500, and the minimum additional investment is $100 per Fund. Different minimums may apply for shares purchased through financial service firms which have omnibus accounts and similar arrangements with the Distributor. Persons selling Fund shares may receive different compensation for selling different classes of shares of the Funds. Normally, Fund shares purchased through financial service firms are held in the investor's account with that firm. No share certificates will be issued unless specifically requested in writing by an investor or firm.


INVESTMENT  Broker-dealers, registered investment advisers and other financial
THROUGH     service firms provide varying investment products, programs or ac-
FINANCIAL   counts, pursuant to arrangements with the Distributor, through
SERVICE     which their clients may purchase and redeem Class D shares of the
FIRMS       Funds. Such firms may be paid for their services by the Advisor or an affiliate (normally not to exceed an annual rate of .35% of a Fund's average daily net assets attributable to its Class D shares).
               Also, some financial service firms may establish higher minimum investment requirements than are set forth above. Firms may also arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges could reduce such clients' returns. Financial service firms may also hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their financial service firm. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms.
            Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes;
            and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Prospectus should be read in connection with your firm's materials regarding its fees and services.


DIRECT      Investors who wish to invest in Class D shares of the Trust di-
INVESTMENT  rectly, rather than through a financial service firm, may do so by opening an account with the Distributor. To open an account, an investor should complete the Account Application. All shareholders who open direct accounts with the Distributor will receive from the Distributor individual confirmations of each purchase, redemp-tion, dividend reinvestment, exchange or transfer of Trust shares, including the total number of Trust shares owned as of the confir-mation date, except that purchases which result from the reinvest-ment of daily-accrued dividends and/or distributions will be con-firmed once each calendar quarter. See "Distributions" below. In-formation regarding direct investment or any other features or plans offered by the Trust may be obtained by calling the Distrib-utor at 800-426-0107 or by calling your broker.


PURCHASE BY Investors who wish to invest directly may send a check payable to
MAIL PIMCO Funds Distributors LLC, along with a completed application form to:

               PIMCO Funds Distributors LLC
               P.O. Box 5866
               Denver, CO 80217-5866


                                                 April 1, 1998 Prospectus

               Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be con-verted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.


SUBSEQUENT  Subsequent purchases of Class D shares can be made as indicated
PURCHASES   above by mailing a check with a letter describing the investment
OF SHARES   or with the additional investment portion of a confirmation state-
            ment. Except for subsequent purchases through the PIMCO Auto In-vest plan, the PIMCO Auto Exchange plan, tax-qualified programs and PIMCO Fund Link referred to below, and except during periods when an Automatic Withdrawal plan is in effect, the minimum subse-quent purchase is $100 in any Fund. Different minimums may apply for shares purchased through financial service firms which have omnibus accounts and similar arrangements with the Distributor.
            All payments should be made payable to PIMCO Funds Distributors LLC and should clearly indicate the shareholder's account number.
            Checks should be mailed to the address above under "Purchase by Mail."


TAX-        The Distributor makes available retirement plan services and docu-
QUALIFIED   ments for Individual Retirement Accounts (IRAs), including Roth
RETIREMENT  IRAs, for which First National  Bank of Boston serves as trustee
PLANS       and for IRA accounts established with Form 5305-SIMPLE under the
            Internal Revenue Code. These accounts include Simplified Employee
            Pension Plan (SEP) and Salary Reduction Simplified Employee Pension
            Plan (SAR/SEP) IRA accounts and prototype documents. In addition, prototype documents are available for establishing 403(b)(7)
            Custodial Accounts with First National Bank of Boston as custodian.
            This type of plan is available to employees of certain non-profit organizations. The Distributor also makes available prototype documents for establishing Money Purchase and/or Profit Sharing
            Plans and 401(k) Retirement Savings Plans. Investors should call the
            Distributor at 800-426-0107 for further information about these plans and should consult with their own tax advisers before establishing any retirement plan. Investors who maintain their accounts with financial service firms should consult their firm about similar types of accounts that may be offered through the broker. The minimum initial investment for all tax qualified plans
            (except for 401(k) plans, SIMPLE IRAs, SEPs and SAR/SEPs) is $2,000 per Fund and the minimum initial investment for 401(k) plans, SIMPLE
            IRAs, SEPs and SAR/SEPs and the minimum subsequent investment per Fund for all tax-qualified plans is $25.

PIMCO AUTO  The PIMCO Auto Invest plan provides for periodic investments into
INVEST the shareholder's account with the Trust by means of automatic transfers of a designated amount from the shareholder's bank ac-count. The minimum investment for eligibility in the PIMCO Auto Invest Plan is $2,000 per Fund. Subsequent investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the PIMCO Auto Invest plan is available from the Distributor or your financial service firm. You may enroll by completing the appropriate section on the Account Application, or you may obtain an Auto Invest Application by calling the Distributor or your financial service firm.


PIMCO AUTO  The PIMCO Auto Exchange plan establishes regular, periodic ex-
EXCHANGE    changes from one Fund to another Fund or a series of PIMCO Funds:
            Multi-Manager Series which offers Class D shares. The plan pro-vides for regular investments into a shareholder's account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.
               Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $2,000 for each Fund whose shares are purchased through the plan. Further information regarding the PIMCO Auto Exchange plan is available from the Distributor at 800-426-0107 or your financial service firm. You may enroll by com-pleting an application which may be obtained from the Distributor or by telephone request at 800-426-0107. For more information on exchanges, see "Exchange Privilege."

32
 PIMCO Funds: Pacific Investment Management Series

PIMCO FUND  PIMCO Fund Link ("Fund Link") connects your Fund account with a
LINK bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under "How to Re-deem." Purchase transactions are effected by electronic funds transfers from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House ("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in amounts from $50 to $10,000. To initiate such pur-chases, call 800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link Application by Shareholder Services, Inc. (the "Transfer Agent"). The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distribu-tor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.
               Fund Link privileges must be requested on the Account Applica-
            tion. To establish Fund Link on an existing account, complete a Fund Link Application, which is available from the Distributor or your financial service firm, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instruc-tions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new
            Fund Link Application signed by all owners of record of the ac-count, with all signatures guaranteed. The Distributor, the Trans-fer Agent and the Fund may rely on any telephone instructions be-lieved to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in "street name" accounts.


SIGNATURE   When a signature guarantee is called for, the shareholder should
GUARANTEE   have "Signature Guaranteed" stamped under his signature and guar-
            anteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associa-tions, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution").
            The Distributor reserves the right to reject any signature guaran-tee pursuant to its written signature guarantee standards or pro-cedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guarantee require-ments from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.


ACCOUNT     Changes in registration or account privileges may be made in writ-
REGISTRA-   ing to the Transfer Agent. Signature guarantees may be required.
TION        See "Signature Guarantee" above. All correspondence must include
CHANGES     the account number and must be sent to:

                PIMCO Funds Distributors LLC
                P.O. Box 5866
                Denver, CO 80217-5866

                                                 April 1, 1998 Prospectus

            Exchange Privilege

            A shareholder may exchange Class D shares of any Fund for Class D shares of any other Fund in an account with identical registration on the basis of their respective net asset values. Class D shares of each Fund may also be exchanged for Class D shares of series of PIMCO Funds: Multi-Manager Series, an affiliated mutual fund fam-ily comprised primarily of equity portfolios managed by the sub-sidiary partnerships of PIMCO Advisors L.P. There are currently no exchange fees or charges. Except with respect to tax-qualified programs and exchanges effected through the PIMCO Auto Exchange plan, exchanges are subject to the $2,500 minimum initial purchase requirement for Class D shares of each Fund. Different minimums may apply for exchanges through financial service firms which have omnibus accounts and similar arrangements with the Distributor. An exchange will constitute a taxable sale for federal income tax purposes.
               Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Funds Distributors LLC, P.O. Box 5866, Denver, CO 80217-5866 or, unless the investor has specifically declined telephone exchange privi-leges on the Account Application or elected in writing not to uti-lize telephone exchanges, by a telephone request to the Transfer Agent at 800-426-0107. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genu-ine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to act-ing on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone in-structions. Exchange forms are available from the Distributor at 800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in regis-tration information or account privileges may be made in writing to the Transfer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217-5866, or by use of forms which are avail-able from the Distributor. A signature guarantee is required. See "How to Buy Shares--Signature Guarantee." Telephone exchanges may be made between 9:00 a.m. Eastern time and the close of regular trading (normally 4:00 p.m. Eastern time) on the Exchange on any day the Exchange is open (generally weekdays other than normal holidays). The Trust reserves the right to refuse exchange pur-chases if, in the judgment of the Advisor, the purchase would ad-versely affect the Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Advisor to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by Secu-rities and Exchange Commission regulations, the Trust will give 60 days' advance notice to shareholders of any termination or mate-rial modification of the exchange privilege. For further informa-tion about exchange privileges, contact the Distributor or call the Transfer Agent at 800-426-0107.
               Investors may also select the PIMCO Auto Exchange plan which establishes automatic periodic exchanges. For further information on automatic exchanges see "How to Buy Shares--PIMCO Auto Ex-change" above.

            How to Redeem

            Class D shares may be redeemed either directly from the Trust or through your financial service firm, by telephone, by submitting a written redemption request directly to the Transfer Agent, or through an Automatic Withdrawal Plan or PIMCO Fund Link.
               There is no charge by the Distributor with respect to a redemp-
            tion. Financial service firms are obligated to transmit orders promptly. Requests for redemption received by financial service firms prior to the close of regular trading (normally 4:00 p.m. Eastern time) on the Exchange on a regular business day and re-ceived by the Distributor prior to the close of the Distributor's business day will be confirmed at the net asset value effective as of the closing of the Exchange on that day. Your financial service firm will be responsible for furnishing all necessary documenta-tion to the Transfer Agent and may charge you for its services.

34
 PIMCO Funds: Pacific Investment Management Series

DIRECT      A shareholder's original Account Application permits the share-
REDEMPTION  holder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemp-tions) and to elect one or more of the additional redemption pro-cedures described below. A shareholder may change the instructions indicated on his original Account Application, or may request ad-ditional redemption options, only by transmitting a written direc-tion to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.
               Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption pro-ceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.


WRITTEN     To redeem shares in writing (whether or not represented by certif-
REQUESTS    icates), a shareholder must send the following items to the Trans-
            fer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Col-orado 80217-5866: (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) for certain redemptions described be-low, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "How to Buy Shares--Signature Guarantee"; (3) any share certificates issued for any of the shares to be redeemed
            (see "Certificated Shares" below); and (4) any additional docu-ments which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the re-demption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.
            A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that ac-count. To avoid delay in redemption or transfer, shareholders hav-ing any questions about these requirements should contact the Transfer Agent in writing or by calling 1-800-426-0107 before sub-mitting a request. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. This redemption option does not apply to shares held in "street name" accounts.
               If the proceeds of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemp-tion request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the adminis-trator for which has an agreement with the Distributor.


TELEPHONE   The Trust accepts telephone requests for redemption of shares for
REDEMPTIONS amounts up to $50,000 within any 7 calendar day period, except for investors who have specifically declined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemp-tion will be sent to the record shareholder at his record address.
            Changes in account information must be made in a written authori-zation with a signature guarantee. See "How to Buy Shares--Signa-ture Guarantee". Telephone redemptions will not be accepted during the 30-day period following any change in an account's record ad-dress. This redemption option does not apply to shares held in "street name" accounts.
               By completing an Account Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be li-able for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his ac-count if the Trust reasonably believes the instructions to be gen-uine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone


                                                  April 1, 1998 Prospectus
            redemption instructions from any person identifying himself as the owner of an account or the owner's financial service firm where the owner has not declined in writing to utilize this service. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.
               A shareholder making a telephone redemption should call the
            Transfer Agent at 800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent's records, (ii) his account number with the Trust, (iii) the amount to be with-drawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the re-demption request is received prior to the close of regular trading (normally 4:00 p.m. Eastern time) on the Exchange that day. If the redemption request is received after the close of the Exchange, the redemption is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the in-vestor on the second following Trust business day. The Trust re-serves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the se-curities markets, the volume of calls may make it difficult to re-deem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Written Re-quests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.


FUND LINK   If a shareholder has established Fund Link, the shareholder may
REDEMPTIONS redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link Ap-plication by the Transfer Agent. To use Fund Link for redemptions, call the Transfer Agent at 800-426-0107. Subject to the limita-tions set forth above under "Telephone Redemptions," the Distribu-tor, the Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be re-sponsible to any shareholder for any loss, damage or expense aris-ing out of such instructions. Requests received by the Transfer
            Agent prior to the close of regular trading (normally 4:00 p.m.
            Eastern time) on the Exchange on a business day will be processed at the net asset value on that day and the proceeds will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day.
            If the redemption request is received after the close of regular trading on the Exchange, the redemption is effected on the follow-ing business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form. Changes in bank account informa-tion must be made by completing a new Fund Link Application, signed by all owners of record of the account, with all signatures guaranteed. See "How to Buy Shares--Signature Guarantee." See "How to Buy Shares-- PIMCO Fund Link" for information on establishing the Fund Link privilege. The Trust may terminate the Fund Link program at any time without notice to shareholders. This redemp-tion option does not apply to shares held in broker "street name" accounts.


PIMCO FUNDS PIMCO Funds Automated Telephone System ("ATS") is an automated
AUTOMATED   telephone system that enables shareholders to perform a number of
TELEPHONE   account transactions automatically using a touch-tone telephone.
SYSTEM      ATS may be used on already-established Fund accounts after you ob-
            tain a Personal Identification Number (PIN) by calling the special
            ATS number: 1-800-223-2413.
              Purchasing Shares. You may purchase shares in amounts up to
            $100,000 by telephone by calling 1-800-223-2413. You must have es-tablished ATS privileges to link your bank account with the Fund to pay for these purchases.
              Exchanging Shares. With the PIMCO Funds Exchange Privilege, you
            can exchange shares automatically by telephone from your Fund Link
            Account to another PIMCO Funds account you have already estab-lished by calling 1-800-223-2413. Please refer to "Exchange Privi-lege" below for details.

36
 PIMCO Funds: Pacific Investment Management Series

              Redemptions. You may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds di-rectly to your Fund bank account. Please refer to "How to Redeem" below for details.


EXPEDITED   If a shareholder has given authorization for expedited wire re-
WIRE        demption, shares can be redeemed and the proceeds sent by federal
TRANSFER    wire transfer to a single previously designated bank account. Re-
REDEMPTIONS quests received by the Trust prior to the close of the Exchange will result in shares being redeemed that day at the next deter-mined net asset value and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file, the Trust will honor requests by any person identifying himself as the owner of an account or the owner's financial service firm by telephone at 800-426-0107 or by written instructions. The Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. The Trust does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days.
            Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Funds Distributors LLC, P.O. Box 5866, Denver,
            CO 80217-5866. See "How to Buy Shares -- Signature Guarantee." This redemption option does not apply to shares held in broker "street name" accounts.


CERTIFI-    To redeem shares for which certificates have been issued, the cer-
CATED       tificates must be mailed to or deposited with the Trust, duly en-
SHARES      dorsed or accompanied by a duly endorsed stock power or by a writ-
            ten request for redemption. Signatures must be guaranteed as de-scribed under "How to Buy Shares--Signature Guarantee." Further documentation may be requested from institutions or fiduciary ac-counts, such as corporations, custodians (e.g., under the Uniform
            Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request and stock power must be signed exactly as the account is regis-tered, including indication of any special capacity of the regis-tered owner.


AUTOMATIC   An investor who owns or buys shares of a Fund having a net asset
WITHDRAWAL  value of $10,000 or more may open an Automatic Withdrawal Plan and
PLAN        have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the Account Application or you may obtain an Automatic Withdrawal
            Plan Application from the Distributor or your financial service firm. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of rec-ord, a signature guarantee is required. See "How to Buy Shares--
            Signature Guarantee." Class D shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of that class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value to make each withdrawal payment.
               Redemptions for the purpose of withdrawals are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day of pay-ment selected by the shareholder. The Transfer Agent may acceler-ate the redemption and check mailing date by one day to avoid weekend delays. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fidu-ciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal
            Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income


                                                  April 1, 1998 Prospectus
            will reduce and possibly exhaust invested principal, especially in the event of a market decline. The minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvest-ment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.
               Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own finan-cial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

            Distributor

            The Distributor, a wholly owned subsidiary of PIMCO Advisors L.P., is the principal underwriter of the Trust's shares. Pursuant to a Distribution Contract with the Trust, with respect to each Fund's Class D shares, the Distributor bears various promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut, is a broker-dealer registered with the SEC.

38
 PIMCO Funds: Pacific Investment Management Series

     How Net Asset Value Is Determined

     The net asset value per share of Class D shares of each Fund will be determined once on each day on which the Exchange is open as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange by dividing the total market value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the number of total outstanding shares of that class. Net asset value will not be determined on days on which the Exchange is closed.
        The Money Market Fund's securities are normally valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. See the Statement of Additional Information for a description of certain

                                                  April 1, 1998 Prospectus
            conditions and procedures followed by the Money Market Fund in connection with amortized cost valuation. For all other Funds, portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from es-tablished market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obli-gations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
               Quotations of foreign securities in foreign currency are con-
            verted to U.S. dollar equivalents using foreign exchange quota-tions received from independent dealers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quota-tions are not readily available are valued at fair value as deter-mined in good faith by the Board of Trustees.
               Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses spe-cially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Generally, for Funds that pay income dividends, those divi-dends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

            Distributions

            Each Fund pays out as dividends substantially all of its net in-vestment income (which comes from dividends and interest it re-ceives or is deemed to receive from its investments) and net real-ized short-term capital gains. For these purposes and for federal income tax purposes, a portion of the premiums from certain ex-pired call or put options written by the Fund, net gains from closing purchase and sale transactions with respect to such op-tions, and net gains from futures transactions are treated as short-term capital gains. Each Fund distributes substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carry-over.
               Shares begin earning dividends on the day after the date that funds are received by the Trust for the purchase of shares. For the Fixed Income Funds (other than the International Bond Fund), dividends are declared daily from net investment income to shareholders of record at the close of the previous business day, and distributed to shareholders monthly. International Bond, Strategic Balanced and the Equity Funds intend to declare and pay as a dividend substantially all of their net investment income on a quarterly basis. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. There are no sales charges on reinvested dividends. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distributions will automatically be invested in the Money Market Fund until such shareholder is located.
               Class D shareholders may elect to invest dividends and/or
            distributions paid by any Fund in shares of the same class of any other Fund of the Trust at net asset value. The shareholder must have an account existing in the Fund selected for investment with the identical registered name and address and must elect this option on the Account Application, on a form provided for that purpose or by a telephone request to the Transfer Agent at 800-426-0107. For further information on this option, contact your broker or call the Distributor at 800-426-0107.

40
 PIMCO Funds: Pacific Investment Management Series

            Taxes

            Each Fund intends to qualify as a regulated investment company an-nually and to elect to be treated as a regulated investment com-pany under the Code. As such, a Fund generally will not pay fed-eral income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.
               Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain divi-dends or dividends that represent a return of capital to share-holders, as ordinary income.
               Dividends designated by a Fund as capital gain dividends de-rived from the Fund's net capital gain (that is, the excess of net long-term gain over net short-term loss) are taxable to sharehold-ers as long-term capital gain except as provided by an applicable tax exemption. Under the Taxpayer Relief Act of 1997, long-term capital gains will generally be taxed at a 28% or 20% rate, depending upon the holding period of the portfo-lio securities Any distributions that are not from a Fund's net investment income, short-term capital gain, or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in Octo-ber, November or December of a calendar year are taxable to share-holders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders dur-ing January of the following calendar year. For state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA and GNMA Certificates). Each Fund will advise shareholders annually of the amount and nature of the divi-dends paid to them.
               Dividends paid to shareholders by the Municipal Bond Fund which are derived from interest on Municipal Bonds are expected to be designated by the Fund as "exempt-interest dividends," and share-holders may exclude such dividends from gross income for federal income tax purposes. However, if a shareholder receives social se-curity or railroad retirement benefits, the shareholder may be taxed on a portion of those benefits as a result of receiving tax-exempt income. In addition, certain exempt-interest dividends could, as discussed below, cause certain shareholders to become subject to the alternative minimum tax and may increase the alternative minimum tax liability of shareholders already subject to this tax.
               To the extent that dividends paid to shareholders by the
            Municipal Bond Fund are derived from taxable interest or from capital gains, such dividends will be subject to Federal income tax. Any gain realized on a redemption of shares will be taxable gain, subject to any applicable tax exemption for which an investor may qualify.
               Dividends derived from interest on certain U.S. Government se-
            curities may be exempt from state and local taxes, although inter-est on mortgage-backed U.S. Government securities may not be so exempt. The distributions of "exempt-interest dividends" paid by the Municipal Bond Fund may be exempt from state and local taxa-tion when received by a shareholder to the extent that they are derived from interest on Municipal Bonds issued by the state or political subdivision in which such shareholder resides. The fed-eral exemption for "exempt-interest dividends" attributable to Mu-nicipal Bonds does not necessarily result in exemption of such dividends from income for the purpose of state and local taxes.
            The Trust will report annually on a state-by-state basis the source of income the Municipal Bond Fund receives on Municipal
            Bonds that was paid out as dividends during the preceding year.
               The Code also provides that exempt-interest dividends allocable to interest received from "private activity bonds" issued after August 7, 1986 are an item of tax preference for individual and corporate alternative minimum tax at the applicable rate for indi-viduals and corporations. Therefore, if the Municipal Bond Fund invests in such private activity bonds, certain of its sharehold-ers may become subject to the alternative minimum tax on that part of its distributions to them that are derived from interest income on such bonds, and certain shareholders already subject to such tax may have increased liability therefor. However, it is the present policy of the Municipal Bond Fund to invest no more than 20% of its assets in such bonds. Other provisions of the Code af-fect the tax treatment of distributions from the

                                                  April 1, 1998 Prospectus

            Municipal Bond Fund for corporations, casualty insurance compa-nies, and financial institutions. In particular, under the Code, for corporations, alternative minimum taxable income will be in-creased by a percentage of the amount by which the corporation's "adjusted current earnings" (which includes various items of tax exempt income) exceeds the amount otherwise determined to be al-ternative minimum taxable income. Accordingly, an investment in the Municipal Bond Fund may cause shareholders to be subject to (or result in an increased liability under) the alternative mini-mum tax.
               Dividends to shareholders of the Municipal Bond Fund derived from money market instruments and U.S. Government securities are generally taxable as ordinary income. The Fund may seek to reduce fluctuations in its net asset value by engaging in portfolio strategies involving options on securities, futures contracts, and options on futures contracts. Any gain derived by the Fund from the use of such instruments, including by reason of "marking to market," will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareholders (possi-bly requiring the liquidation of other portfolio securities) and will be taxable to shareholders as a combination of ordinary in-come and long-term capital gain.
               Coupon payments received by a Fund from inflation-indexed bonds will be includable in the Fund's gross income in the period in which they accrue. Periodic adjustments for inflation in the prin-cipal value of these securities also may give rise to original is-sue discount, which, likewise, will be includable in the Fund's gross income on a current basis, regardless of whether the Fund receives any cash payments. See "Taxation--Original Issue Dis-count" in the Statement of Additional Information. Amounts includable in a Fund's gross income become subject to tax-related distribution requirements. Accordingly, a Fund may be required to make annual distributions to shareholders in excess of the cash received in a given period from these investments. As a result, the Fund may be required to liquidate certain investments at a time when it is not advantageous to do so. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts distributed previously in the taxable year may be characterized in some circumstances as a return of capital.
               Taxable shareholders should note that the timing of their in-
            vestment could have undesirable tax consequences. If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution.
               The preceding discussion relates only to federal income tax;
            the consequences under other tax laws may differ. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

            Management of the Trust

            The business affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Guilford C. Babcock, R. Wesley Burns, Vern O. Curtis, Brent R. Harris, Thomas P. Kemp, and William J. Popejoy. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management--Trustees and Officers."


INVESTMENT  Pacific Investment Management serves as investment adviser ("Advi-
ADVISOR sor") to the Funds pursuant to an investment advisory contract. The Advisor is an investment counseling firm founded in 1971, and had approximately $118 billion in assets under management as of December 31, 1997. Pacific Investment Management is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a gen-eral partnership between Pacific Investment Management Company, a California corporation and indirect wholly owned subsidiary of Pa-cific Life Insurance Company, and PIMCO Partners, LLC, a limited liability company controlled by the PIMCO Managing Directors. Pa-cific Investment Management's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. Pacific Investment Management is registered as an investment adviser with the Securi-ties and Exchange Commission and as a commodity trading advisor with the CFTC.

42
 PIMCO Funds: Pacific Investment Management Series

               The Advisor manages the investment and reinvestment of the as-
            sets of each Fund. The Advisor is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfo-lio Transactions" in the Statement of Additional Information.
               Information about the individual portfolio managers responsible for management of the Trust's currently operational Funds offered in this Prospectus, including their occupations for the past five years, is provided below.

                                          PORTFOLIO MANAGER AND BUSINESS
           FUND                           EXPERIENCE (PAST FIVE YEARS)
           ---------------------------------------------------------------------
           TOTAL RETURN FUND              William H. Gross, Managing Director,
           TOTAL RETURN FUND II           Pacific Investment Management. A
           TOTAL RETURN FUND III          Fixed Income Portfolio Manager, Mr.
           LOW DURATION FUND              Gross is one of the founders of Pa-
           LOW DURATION FUND II           cific Investment Management and has
           LOW DURATION FUND III          managed the Total Return and Low Du-
           SHORT-TERM FUND                ration Funds since their inception,
           STOCKSPLUS FUND                May 11, 1987. Mr. Gross is the
           STRATEGIC BALANCED FUND        leader of the team which has
           MODERATE DURATION FUND         managed the Short-Term, StocksPLUS,
                                          Strategic Balanced and Moderate
                                          Duration Funds since January 6,
                                          1998.
           ---------------------------------------------------------------------
           LOW DURATION MORTGAGE FUND     William C. Powers, Managing Director,
                                          PIMCO. A Fixed Income Portfolio
                                          Manager, Mr. Powers joined PIMCO in
                                          1991.
           ---------------------------------------------------------------------
           LONG-TERM U.S. GOVERNMENT FUND Pasi Hamalainen, Senior Vice Presi-
           TOTAL RETURN MORTGAGE FUND     dent, Pacific Investment Management.
                                          A Fixed Income Portfolio Manager, Mr.
                                          Hamalainen joined Pacific Investment
                                          Management in 1994 and has managed
                                          the Long-Term U.S. Government Fund
                                          since July 1, 1997.
           ---------------------------------------------------------------------
           MUNICIPAL BOND FUND            Benjamin Ehlert, Executive Vice Pres-
                                          ident, PIMCO. A Fixed Income Portfo-
                                          lio Manager, Mr. Ehlert has been as-
                                          sociated with PIMCO for over 23
                                          years.
           ---------------------------------------------------------------------
           EMERGING MARKETS BOND FUND     Michael J. Rosborough, Senior Vice
           EMERGING MARKETS BOND FUND II  President, Pacific Investment Manage-
                                          ment. A Fixed Income Portfolio Manag-
                                          er, Mr. Rosborough was associated
                                          with RBC Dominion in Tokyo as a Vice
                                          President and Manager in foreign
                                          fixed income prior to joining Pacific
                                          Investment Management in 1994.
           ---------------------------------------------------------------------
           FOREIGN BOND FUND              Lee R. Thomas, III, Managing Director
           GLOBAL BOND FUND               and Senior International Portfolio
           GLOBAL BOND FUND II            Manager, Pacific Investment Manage-
           INTERNATIONAL BOND FUND        ment. A Fixed Income Portfolio
                                          Manager, Mr. Thomas has managed the
                                          Foreign Bond Fund since July 13,
                                          1995, and the Global Bond Fund II
                                          since October 1, 1995. Prior to join-
                                          ing Pacific Investment Management in
                                          1995, Mr. Thomas was associated with
                                          Investcorp as a member of the manage-
                                          ment committee responsible for global
                                          securities and foreign exchange trad-
                                          ing. Prior to Investcorp, he was as-
                                          sociated with Goldman Sachs as an Ex-
                                          ecutive Director in foreign fixed in-
                                          come.
           ---------------------------------------------------------------------
           HIGH YIELD FUND                Benjamin Trosky, Managing Director,
                                          Pacific Investment Management. A
                                          Fixed Income Portfolio Manager, Mr.
                                          Trosky joined Pacific Investment
                                          Management in 1990 and has managed
                                          the High Yield Fund since its incep-
                                          tion, December 16, 1992.
           --------------------------------------------------------------------
           REAL RETURN BOND FUND          John Brynjolfsson, Vice President,
                                          Pacific Investment Management. A
                                          Fixed Income Portfolio Manager, Mr.
                                          Brynjolfsson joined Pacific Invest-
                                          ment Management in 1989, and has man-
                                          aged the Real Return Bond Fund since
                                          its inception, January 29, 1997.
           --------------------------------------------------------------------
           MONEY MARKET FUND              Leslie Barbi, Senior Vice President,
                                          Pacific Investment Management. A
                                          Fixed Income Portfolio Manager, Ms.
                                          Barbi has managed the Money Market
                                          Fund since November 1, 1995. Prior to
                                          joining Pacific Investment Management
                                          in 1993, Ms. Barbi was associated
                                          with Salomon Brothers as a proprie-
                                          tary Portfolio Manager.



FUND        Pacific Investment Management also serves as administrator to the
ADMINIS-    Funds' Class D shares pursuant to an administration agreement
TRATOR      with the Trust. Pacific Investment Management provides
            administrative services for Class D shareholders of the Funds, which include clerical help and accounting, bookkeeping, internal audit services, and certain other services required by the Funds, preparation of reports to the Funds' shareholders and regulatory filings. Pacific Investment Management may also retain certain of its affiliates to provide certain of these services. In addition,
            Pacific Investment Management, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-
            transfer agency and other administrative
                                                                             43

                                                  April 1, 1998 Prospectus
            services) and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.
               Pacific Investment Management or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of .35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms). The administration agreement for Class D shares has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for the payment of up to .25% per annum of the Class D administrative fees for activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholders services.
              The Funds (and not Pacific Investment Management) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of Pacific Investment Management or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of Pacific Investment Management or the Trust, and any counsel retained exclusively for their benefit;
            (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include servicing fees payable with respect to Class D shares, and may include certain other expenses as permitted by the Trust's Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, subject to review and approval by the Trustees.

ADVISORY    The Funds feature fixed advisory and administrative fee rates. For
AND         providing investment advisory and administrative services to the
ADMINIS-    Funds as described above, Pacific Investment Management receives
TRATIVE     monthly fees from each Fund at an annual rate (i) based on the av-
FEES        erage daily net assets of the Fund for advisory fees and, (ii) at-
            tributable in the aggregate to the Fund's Class D shares for ad-ministrative fees, as follows:

                                                  ADVISORY
           FUND                                   FEE RATE
           -----------------------------------------------------
           Money Market Fund                      .15%
           -----------------------------------------------------
           StocksPLUS, StocksPLUS Short Strategy,
             Strategic Balanced, and Commercial
             Mortgage Securities Funds            .40%
           -----------------------------------------------------
           Emerging Markets Bond and Emerging
             Markets Bond II Funds                .45%
           -----------------------------------------------------
           All other Funds                        .25%



                                                  ADMINISTRATIVE
           FUND                                   FEE RATE*
           -----------------------------------------------------
           Money Market Fund                      .45%
           -----------------------------------------------------
           Total Return, Low Duration and Short-
             Term Funds                           .50%
           -----------------------------------------------------
           Foreign Bond, Global Bond, Global
             Bond II and International Bond
             Funds                                .70%
           -----------------------------------------------------
           Emerging Markets Bond and Emerging
             Markets Bond II Funds                .80%
           -----------------------------------------------------
           All other Funds                        .65%

               Both the investment advisory contract and administration agree-
            ment with respect to Class D shares of the Funds may be terminated by the Trustees at any time on 60 days' written notice. The in-vestment advisory contract may be terminated by Pacific Investment Management on 60 days' written notice. Following the expiration of the one-year period commencing with the effectiveness of the ad-ministration agreement, it may be terminated by Pacific Investment Management on 60 days' written notice. Following its initial two-year term, the investment advisory contract will continue from year to year if approved by the Trustees. Following its initial one-year term, the administration agreement with respect to Class D shares of the Funds will continue from year-to-year if approved by the Trustees.

PORTFOLIO   Pursuant to the advisory contract, the Advisor places orders for
TRANS-      the purchase and sale of portfolio investments for the Funds' ac-
ACTIONS     counts with brokers or dealers selected by it in its discretion.
            In effecting purchases and sales of portfolio securities for the account of the Funds, the Advisor will seek the best price and ex-ecution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Advisor be-lieves it is reasonable to do so in light of the value of the bro-kerage and research services provided by the broker effecting the transaction.

44
 PIMCO Funds: Pacific Investment Management Series

               The Advisor manages the Funds without regard generally to re-
            strictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the fed-eral tax laws. The use of certain derivative instruments with rel-atively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income secu-rities does not generally involve the payment of brokerage commis-sions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher all these transaction costs borne by the Fund generally will be. The portfolio turnover rate for each Fund for which financial highlights are provided in this Pro-spectus is set forth under "Financial Highlights."
               Some securities considered for investments by the Funds may also be appropriate for other clients served by the Advisor. If a purchase or sale of securities consistent with the investment pol-icies of a Fund and one or more of these clients served by the Ad-visor is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Advisor. The Advisor may aggregate orders for the Funds with simultaneous transactions en-tered into on behalf of other clients of the Advisor so long as price and transaction expenses are averaged either for that trans-action or for the day.

            Description of the Trust

CAPITALI-   The Trust was organized as a Massachusetts business trust on Feb-
ZATION      ruary 19, 1987. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.
               Under Massachusetts law, shareholders could, under certain cir-
            cumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also pro-vides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obliga-tions of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circum-stances in which such disclaimer is inoperative or the Trust it-self is unable to meet its obligations, and thus should be consid-ered remote.


MULTIPLE    In addition to Class D shares, each Fund offers Class A, Class B,
CLASSES OF  Class C, Institutional Class and Administrative Class shares. The
SHARES      other classes are subject to different sales charges and expense levels than Class D shares, which will affect performance accordingly. This Prospectus relates only to the Class D shares of the Funds. Investors may contact the Distributor at 800-426-0107 for more information concerning Class A, B, C or D shares of the Funds.
            To obtain more information about the Institutional and Administrative Class shares, please call the Distributor at 800-927-
            4648.

VOTING Shareholders have the right to vote on the election of Trustees and on any and all matters on which the law or the Declaration of Trust states they may be entitled to vote. The Trust is not re-quired to hold regular annual meetings of Trust shareholders and does not intend to do so. Shareholders of a class of shares or Fund have separate voting rights with respect to matters that only affect that class or Fund. See "Other Information--Voting Rights" in the Statement of Additional Information.
               The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.


                                                  April 1, 1998 Prospectus
                                                                              45

               Shares entitle their holders to one vote per share (with pro-
            portionate voting for fractional shares). As of _______, 1998, the following were shareholders of record of at least 25% of the out-standing voting securities of the indicated Fund: [TO BE UPDATED IN POST-EFFECTIVE AMENDMENT NO. 40] Tice & Co. (Buffalo, New York) and Wendel & Co. (New York, New York) with respect to the Long-Term U.S. Government Fund; Pacific Investment Management Company (Newport Beach, California) with respect to the Real Return Bond Fund; and Charles Schwab & Co., Inc. (San Francisco, California) with respect to the Foreign Bond Fund. To the extent such share-holders are also the beneficial owners of those shares, they may be deemed to control (as that term is defined in the 1940 Act) the relevant Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
            (2) more than 50% of the outstanding shares of the Fund (or the Trust).

            Mailings to Shareholders

            To reduce the volume of mail shareholders receive, it is antici-pated that only one copy of most Trust reports, such as the Trust's annual report, will be mailed to a shareholder's household (same surname, same address). A shareholder may call 800-227-7337 if additional shareholder reports are desired.

46
 PIMCO Funds: Pacific Investment Management Series

            Appendix A
            Description of Duration

            Duration is a measure of the expected life of a fixed income secu-rity that was developed as a more precise alternative to the con-cept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the securi-ty). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no ac-count of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Dura-tion management is one of the fundamental tools used by the Advi-sor.
               Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occur-ring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.
               Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.
               Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio dura-tion by approximately the same amount that selling an equivalent amount of the underlying securities would.
               There are some situations where even the standard duration cal-
            culation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their inter-est rate exposure corresponds to the frequency of the coupon re-set. For inflation-indexed bonds, duration is calculated on the basis of modified real duration, which measures price changes of inflation-indexed bonds on the basis of changes in real, rather than nominal, interest rates. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a fixed income security may vary over time in response to changes in interest rates and other market factors. In these and other similar situations, the Advisor will use more sophisticated analytical techniques that in-corporate the anticipated economic life of a security into the de-termination of its interest rate exposure.


                                              April 1, 1998 Prospectus      47

            Appendix B
            Description of Securities Ratings

            Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Advisor's view of their com-parability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those institutional invest-ors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's in-vestments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Advisor to be of comparable quality). The percentage of a Fund's assets invested in securities in a par-ticular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.


MOODY'S     CORPORATE AND MUNICIPAL BOND RATINGS
INVESTORS      Aaa: Bonds which are rated Aaa are judged to be of the best
SERVICE,    quality. They carry the smallest degree of investment risk and are
INC.        generally referred to as "gilt edge." Interest payments are pro-
            tected by a large or by an exceptionally stable margin and princi-pal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to im-pair the fundamentally strong position of such issues.
               Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa se-curities.
               A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obliga-tions. Factors giving security to principal and interest are con-sidered adequate but elements may be present that suggest a sus-ceptibility to impairment sometime in the future.
               Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
               Ba: Bonds which are rated Ba are judged to have speculative el-
            ements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very mod-erate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
               B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long pe-riod of time may be small.
               Caa: Bonds which are rated Caa are of poor standing. Such is-
            sues may be in default or there may be present elements of danger with respect to principal or interest.
               Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
               C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor pros-pects of ever attaining any real investment standing.
               Moody's applies numerical modifiers, 1, 2, and 3 in each ge-
            neric rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 in-dicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

48  PIMCO Funds: Pacific Investment Management Series

            CORPORATE SHORT-TERM DEBT RATINGS

            Moody's short-term debt ratings are opinions of the ability of is-suers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indem-nity are excluded unless explicitly rated.
               Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
               PRIME-1: Issuers rated Prime-1 (or supporting institutions)
            have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds em-ployed; conservative capitalization structure with moderate reli-ance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash genera-tion; and well-established access to a range of financial markets and assured sources of alternate liquidity.
               PRIME-2: Issuers rated Prime-2 (or supporting institutions)
            have a strong ability for repayment of senior short-term debt ob-ligations. This will normally be evidenced by many of the charac-teristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
               PRIME-3: Issuers rated Prime-3 (or supporting institutions)
            have an acceptable ability for repayment of senior short-term ob-ligations. The effect of industry characteristics and market com-positions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protec-tion measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.
               NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD &  CORPORATE AND MUNICIPAL BOND RATINGS
POOR'S
RATINGS
SERVICES    Investment Grade
               AAA: Debt rated AAA has the highest rating assigned by S&P. Ca-
            pacity to pay interest and repay principal is extremely strong.
               AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
               A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
               BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened ca-pacity to pay interest and repay principal for debt in this cate-gory than in higher-rated categories.

            Speculative Grade
            Debt rated BB, B, CCC, CC, and C is regarded as having predomi-nantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
               BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing un-certainties or exposure to adverse business, financial, or eco-nomic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

                                              April 1, 1998 Prospectus       49

               B: Debt rated B has a greater vulnerability to default but cur-
            rently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and re-pay principal. The B rating category is also used for debt subor-dinated to senior debt that is assigned an actual or implied BB or BB- rating.
               CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and re-payment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an ac-tual or implied B or B- rating.
               CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
               C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rat-ing. The C rating may be used to cover a situation where a bank-ruptcy petition has been filed, but debt service payments are con-tinued.
               CI: The rating CI is reserved for income bonds on which no in-
            terest is being paid.
               D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
               Plus (+) or Minus (-): The ratings from AA to CCC may be modi-
            fied by the addition of a plus or minus sign to show relative standing within the major rating categories.
               Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful com-pletion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such com-pletion. The investor should exercise his own judgment with re-spect to such likelihood and risk.
               r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.
               The absence of an "r" symbol should not be taken as an indica-
            tion that an obligation will exhibit no volatility or variability in total return.
               N.R.: Not rated.
               Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

            COMMERCIAL PAPER RATING DEFINITIONS
            An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several catego-ries, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:
               A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
               A-2: Capacity for timely payment on issues with this designa-
            tion is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

50  PIMCO Funds: Pacific Investment Management Series

               A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the ad-verse effects of changes in circumstances than obligations carry-ing the higher designations.
               B: Issues rated B are regarded as having only speculative ca-
            pacity for timely payment.
               C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
               D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
               A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to mar-ket price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occa-sion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or un-availability of such information.

                                            April 1, 1998 Prospectus  51

PIMCO Funds:
Pacific Investment
Management Series

--------------------------------------------------------------------------------
INVESTMENT ADVISOR AND ADMINISTRATOR

Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660

--------------------------------------------------------------------------------
DISTRIBUTOR

PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford,
Connecticut 06902

--------------------------------------------------------------------------------
CUSTODIAN

Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP, 1055 Broadway, Kansas City, MO 64105

--------------------------------------------------------------------------------
LEGAL COUNSEL

Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C. 20006

--------------------------------------------------------------------------------

For further information about the PIMCO Funds, call 1-800-426-0107.

                                 PIMCO Funds:
                     Pacific Investment Management Series

                      Statement of Additional Information


  PIMCO Funds (the "Trust") is an open-end management investment company ("mutual fund") currently consisting of twenty-five separate investment portfolios (the "Funds"): the PIMCO Money Market Fund; the PIMCO Short-Term Fund; the PIMCO Low Duration Fund; the PIMCO Low Duration Fund II; the PIMCO Low Duration Fund III; the PIMCO Low Duration Mortgage Fund; the PIMCO Moderate Duration Fund; the PIMCO High Yield Fund; the PIMCO Total Return Fund; the PIMCO Total Return Fund II; the PIMCO Total Return Fund III; the PIMCO Commercial Mortgage Securities Fund; the PIMCO Total Return Mortgage Fund; the PIMCO Real Return Bond Fund; the PIMCO Long-Term U.S. Government Fund; the PIMCO Foreign Bond Fund; the PIMCO Global Bond Fund; the PIMCO Global Bond Fund II; the PIMCO International Bond Fund; the PIMCO Emerging Markets Bond Fund; the PIMCO Emerging Markets Bond Fund II; the PIMCO Municipal Bond Fund; the PIMCO StocksPLUS Fund; the PIMCO StocksPLUS Short Strategy Fund; and the PIMCO Strategic Balanced Fund. Shares of the PIMCO International Bond Fund and PIMCO Emerging Markets Bond Fund II are offered only to clients of PIMCO who maintain separately managed private accounts.

  The Trust's investment adviser is Pacific Investment Management Company ("PIMCO" or the "Adviser"), 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors").

  This Statement of Additional Information is not a Prospectus, and should be used in conjunction with a Prospectus for the Trust. Each Fund offers up to six classes of shares, offered through three Prospectuses. Class A, Class B, and Class C shares are offered through the "Retail Prospectus," Class D shares are offered through the "Class D prospectus" and Institutional Class and Administrative Class shares are offered through the "Institutional Prospectus," each dated April 1, 1998 and Class A shares of the Total Return Fund also are offered through a prospectus dated March 1, 1998 (collectively, the "Prospectuses"). A copy of the applicable Prospectus may be obtained free of charge at the address and telephone number listed below.

  Institutional Prospectus:                        Retail Prospectus:

  PIMCO Funds                                      PIMCO Funds Distributors LLC
  840 Newport Center Drive                         2187 Atlantic Street
  Suite 360                                        Stamford, Connecticut 06902
  Newport Beach, California 92660                  Telephone:  (800) 426-0107
  Telephone: (800) 927-4648 (Current Shareholders)
             (800) 800-0952 (New Accounts)


April 1, 1998

                               TABLE OF CONTENTS


                                                                          Page
INVESTMENT OBJECTIVES AND POLICIES.........................................  1

     Borrowing.............................................................  1
     Corporate Debt Securities.............................................  2
     Participation on Creditors Committees.................................  3
     Mortgage-Related and Other Asset-Backed Securities....................  4
     Foreign Securities....................................................  8
     Foreign Currency Transactions.........................................  9
     Foreign Currency Exchange-Related Securities.......................... 11
     Bank Obligations...................................................... 12
     Loan Participations................................................... 13
     Short Sales........................................................... 14
     Derivative Instruments................................................ 15
     Warrants to Purchase Securities....................................... 22
     Illiquid Securities................................................... 22
     Municipal Bonds....................................................... 22
     Social Investment Policies............................................ 25

INVESTMENT RESTRICTIONS.................................................... 25

     Fundamental Investment Restrictions................................... 25
     Non-Fundamental Investment Restrictions............................... 27

MANAGEMENT OF THE TRUST.................................................... 29

     Trustees and Officers................................................. 29
     Compensation Table.................................................... 33
     Investment Adviser.................................................... 33
     Fund Administrator.................................................... 35

DISTRIBUTION OF TRUST SHARES............................................... 38

     Distributor and Multi-Class Plan...................................... 38
     Contingent Deferred Sales Charge and Initial Sales Charge............. 39
     Distribution and Servicing Plans for Class A, Class B and
      Class C Shares....................................................... 40
     Distribution and Administrative Services Plans for Administrative
      Class Shares......................................................... 44
     Purchases, Exchanges and Redemptions.................................. 45

PORTFOLIO TRANSACTIONS AND BROKERAGE....................................... 47

     Investment Decisions.................................................. 47
     Brokerage and Research Services....................................... 47
     Portfolio Turnover.................................................... 48

NET ASSET VALUE............................................................ 49

TAXATION................................................................... 49


     Distributions......................................................... 51
     Sales of Shares....................................................... 52
     Backup Withholding.................................................... 52
     Options, Futures and Forward Contracts, and Swap Agreements........... 52
     Short Sales........................................................... 53
     Passive Foreign Investment Companies.................................. 53
     Foreign Currency Transactions......................................... 54
     Foreign Taxation...................................................... 54
     Original Issue Discount............................................... 54
     Other Taxation........................................................ 55

OTHER INFORMATION.......................................................... 56

     Capitalization........................................................ 56
     Performance Information............................................... 56
     Potential College Cost Table.......................................... 62
     Voting Rights......................................................... 65
     The Reorganization of the PIMCO Money Market and Total
      Return II Funds...................................................... 90
     The Reorganization of the PIMCO Global Bond Fund II................... 90
     Code of Ethics........................................................ 91
     Custodian, Transfer Agent and Dividend Disbursing Agent............... 91
     Independent Accountants............................................... 91
     Counsel............................................................... 91
     Registration Statement................................................ 92
     Financial Statements.................................................. 92

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of each Fund are described in the Prospectuses. Additional information concerning the characteristics of certain of the Funds' investments is set forth below.

Borrowing

     A Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 ("1940 Act") require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the maintenance of a segregated account consisting of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The PIMCO Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.

     In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will maintain a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the maintenance of a segregated account consisting of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings, which would restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% (for each Fund except the PIMCO Global Bond Fund II) of a Fund's total assets.

     A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by the

Government National Mortgage Association ("GNMA"), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     A Fund's obligations under a dollar roll agreement must be covered by liquid assets equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered through the maintenance of a segregated account consisting of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities. A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks". A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

Corporate Debt Securities

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Among the corporate debt securities in which the Funds may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

     Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's Investor Service, Inc. ("Moody's") describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Standard & Poor's Ratings Services ("S&P") describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal .
 . . than in higher rated categories."

     Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds (i.e., rated B or better by Moody's or S&P), and in particular, by the PIMCO High Yield Fund, are described as "speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

Participation on Creditors Committees

     A Fund (in particular, the PIMCO High Yield Fund) may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Mortgage-Related and Other Asset-Backed Securities

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." Certain of the Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase in the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid (10% in the case of the PIMCO Money Market Fund.)

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the

Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Other Asset-Backed Securities. Similarly, the Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Fund's investment objectives and policies, the Adviser also may invest in other types of asset-backed securities.

Foreign Securities

     All Funds (except the PIMCO Low Duration II, Total Return II, Long-Term U.S. Government and Municipal Bond Funds) may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar-or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The PIMCO Money Market, High Yield, Commercial Mortgage Securities, Low Duration Mortgage, Total Return Mortgage, and Long-Term U.S. Government Funds may invest in securities of foreign issuers only if they are U.S. dollar-denominated.

     Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

     Each of the Fixed Income Funds (except the PIMCO Low Duration II, Total Return II, Long-Term U.S. Government and Municipal Bond Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

     Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

     Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     Each of the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Markets Bond Fund II will consider an issuer to be economically tied to a country with an emerging securities market if (1) the issuer is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) the issuer derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

Foreign Currency Transactions

     All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust's custodian of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:

     Lock In. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

     Direct Hedge. If the Adviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

     Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

     It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund's net asset value per share.

     Tax Consequences of Hedging. Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the marked-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

     Foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants(SM) ("CEWs(SM)") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     Principal exchange rate linked securities. Principal exchange rate linked securities ("PERLs(SM)") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance indexed paper. Performance indexed paper ("PIPs(SM)") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Bank Obligations

     Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the PIMCO Money Market Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

     Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

     Each Fund (except the PIMCO Money Market, High Yield, Commercial Mortgage Securities, Low Duration Mortgage, Total Return Mortgage and Long-Term U.S. Government Funds) limits its investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The PIMCO Money Market, High Yield, Commercial Mortgage Securities, Low Duration Mortgage, Total Return Mortgage and Long-Term U.S. Government Funds may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to the Trust's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Loan Participations

     Each Fund (except the PIMCO Municipal Bond Fund) may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

     Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Short Sales

     Certain of the Funds, particularly the PIMCO StocksPLUS Short Strategy Fund, may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time and the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account. Each Fund, except the PIMCO StocksPLUS Short Strategy Fund, does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. The PIMCO Global Bond Fund II may only engage in short sales that are "against the box."

Derivative Instruments

     In pursuing their individual objectives the Funds may, as described in the Prospectuses, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds (except the PIMCO Money Market and Municipal Bond Funds) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds (except the PIMCO Money Market and Municipal Bond Funds) also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective.

     Options on Securities and Indexes. A Fund may, to the extent specified for the Fund in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account with its custodian.

     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund;

however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Foreign Currency Options. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market, as specified for that Fund in the Prospectuses. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     Futures Contracts and Options on Futures Contracts. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

     A Fund may purchase and write call and put futures options, as specified for that Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.
The transaction costs must also be included in these calculations.

     The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations.
A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Limitations on Use of Futures and Futures Options. In general, the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the

Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to establish and maintain segregated accounts to cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectuses.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxation."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the PIMCO Municipal Bond Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of Municipal Bonds (as defined below). Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     Swap Agreements. The Funds (except the PIMCO Money Market and Municipal Bond Funds) may enter into interest rate, index and currency exchange rate swap agreements. These transactions are entered into in a attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

     Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

Warrants to Purchase Securities

     The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

     A Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Illiquid Securities

     The Funds may invest up to 15% of their net assets in illiquid securities (10% in the case of the PIMCO Money Market Fund). The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Municipal Bonds

     It is a policy of the PIMCO Municipal Bond Fund to have 80% of its net assets invested in debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). The Fund may invest up to 10% of its net assets in Municipal Bonds rated in the fifth highest rating category by Moody's or S&P, or unrated obligations determined by the Adviser to be of quality comparable to obligations so rated. A description of these ratings is set forth in Appendix B to the Prospectuses. The ability of the Fund to invest in securities other than Municipal Bonds is limited by a requirement of the Internal Revenue Code that at least 50% of the Fund's total assets be invested in Municipal Bonds at the end of each calendar quarter. See "Taxes."

     Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds which the PIMCO Municipal Bond Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

     Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

     The PIMCO Municipal Bond Fund may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the PIMCO Municipal Bond Fund would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The PIMCO Municipal Bond Fund may also purchase unrated lease obligations if determined by the Adviser to be of comparable quality to rated securities in which the Fund is permitted to invest.

     The PIMCO Municipal Bond Fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. The PIMCO Municipal Bond Fund may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements.

     Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's requestusually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the PIMCO Municipal Bond Fund would hold the longer-term security, which could experience substantially more volatility.

     The PIMCO Municipal Bond Fund may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. The PIMCO Municipal Bond Fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. The PIMCO Municipal Bond Fund will not invest more than 5% of its net assets in municipal warrants.

     The PIMCO Municipal Bond Fund may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

     The PIMCO Municipal Bond Fund may invest in Residual Interest Bonds, which are created by dividing the income stream provided by an underlying bond to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. The PIMCO Municipal Bond Fund will not invest more than 10% of its total assets in Residual Interest Bonds.

     The PIMCO Municipal Bond Fund also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

     Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

     The PIMCO Municipal Bond Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell Tax Exempt Bonds due to changes in the Adviser's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

     Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money- market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's Municipal Bonds in the same manner.

Social Investment Policies

     The PIMCO Low Duration Fund III and PIMCO Total Return Fund III will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by the Adviser to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, or the operation of gambling casinos. The Funds will also avoid, to the extent possible on the basis of information available to the Adviser, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by the Adviser. The Adviser's determination of issuers engaged in such activities at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis, the Adviser may rely, among other things, upon information contained in such publications as those produced by the Investor Responsibility Research Center, Inc.

                            INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     Each Fund's investment objective, except for the PIMCO Global Bond Fund II, as set forth in the Prospectuses under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions a Fund may not:

     (1)(a) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, or, in the case of the PIMCO Municipal Bond Fund, in industrial development revenue bonds based, directly or indirectly, on the credit of private entities in any one industry; except that this restriction does not apply (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and (b) with respect to the Money Market Fund, to securities or obligations issued by U.S. banks. Investments of the PIMCO Municipal Bond Fund in utilities, gas, electric, water and telephone companies will be considered as being in separate industries;

       (b) for the Global Bond Fund II, concentrate more than 25% of the value of its total assets in any one industry (The SEC staff takes the position that investments in government securities of a single foreign country (including agencies and instrumentalities of such government, to the extent such obligations are backed by the assets and revenues of such government) represent investments in a separate industry for these purposes.);

     (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (This investment restriction is not applicable to the Real Return Bond Fund, the Commercial Mortgage Securities Fund, the Foreign Bond Fund, the Global Bond Fund, Global Bond Fund II, the International Bond Fund, the Emerging Markets Bond Fund or the Emerging Markets Bond Fund II.). For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds;

     (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (This restriction is not applicable to the Real Return Bond Fund, the Commercial Mortgage Securities Fund, the Foreign Bond Fund, the Global Bond Fund, Global Bond Fund II, the International Bond Fund, the Emerging Markets Bond Fund or the Emerging Markets Bond Fund II.);

     (4) (a) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein;

          (b) for the Global Bond Fund II, purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

     (5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (This restriction is not applicable to the Global Bond Fund II, but see non-fundamental restriction "F".);

     (6) for the High Yield, Total Return III, International and StocksPLUS
Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

     (7)(a) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of a Fund's assets);

       (b) for the Global Bond Fund II, borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

     (8) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust (This restriction is not applicable to the Global Bond Fund II, but see non-fundamental restriction "G".);

     (9)(a) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

        (b) for the Global Bond Fund II, underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws; or

    (10)(a) for the High Yield, Total Return III, and StocksPLUS Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectuses and in this Statement of Additional Information for transactions in options, futures, options on futures, and transactions arising under swap agreements or other derivative instruments;

        (b) for the Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Total Return, Total Return II, Commercial Mortgage Securities, Low Duration Mortgage, Total Return Mortgage, Long-Term U.S. Government, Foreign Bond, Global Bond, International, Emerging Markets Bond, Emerging Markets Bond II, StocksPLUS Short Strategy and Strategic Balanced
Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.

Non-Fundamental Investment Restrictions

     Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

     (A) (a) invest more than 15% of the net assets of a Fund (10% in the case of the PIMCO Money Market Fund) (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees);

         (b) for the Global Bond Fund II, invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days (d) OTC options (to the extent described below), and (e) IO/PO stripped mortgage-backed securities (as defined in the Prospectuses) if, as a result, more than 15% of the Fund's net assets, taken at current value, would then be invested in securities described in (a),
(b), (c), (d) and (e) above (For the purpose of this restriction securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b).); or purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the

Securities Act of 1933 and Section 4(2) commercial paper) if, as a result, such investments would exceed 10% of the value of the net assets of the Fund; provided, however, that so long as a similar restriction applies under the Ohio Administrative Code, the Fund will invest no more than 15% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition (including Rule 144A securities and Section 4(2) commercial paper);

     (B) for the PIMCO Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Total Return, Total Return II, Commercial Mortgage Securities, Municipal Bond, Long-Term U.S. Government, Foreign Bond, Global Bond, StocksPLUS Short Strategy and Strategic Balanced Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions;

         (b) for the Global Bond Fund II, purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.);

     (C) invest more than 5% (10% in the case of the PIMCO Low Duration Mortgage and Total Return Mortgage Funds) of the assets of a Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities (This restriction is not applicable to the Global Bond Fund II, but see fundamental investment restriction 7(b).);

     (D) borrow money (excluding uncovered dollar rolls, reverse repurchase agreements, sale-buybacks, and economically similar transactions, which are subject to the Fund's fundamental borrowing restriction), except for temporary administrative purposes (This restriction is not applicable to the Global Bond Fund II, but see fundamental investment restriction 7(b).);

     (E) for the Global Bond Fund II, make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

     (F) for the Global Bond Fund II, purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options;

     (G) for the Global Bond Fund II, make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets;

     (H) for the Global Bond Fund II, write (sell) or purchase options except that the Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase (and on stock indices) and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase; provided that the premiums paid by the Fund on all outstanding options it has purchased do not exceed 5% of its total assets (The Fund may enter into closing sale transactions with respect to options it has purchased.);

     In addition, the Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except the PIMCO Global Bond, Emerging Markets Bond and Emerging Markets Bond II Funds, will hedge at least 75% of its exposure to foreign currency using the techniques described in the Prospectuses. There can be no assurance that currency hedging techniques will be successful.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Notwithstanding the provisions of fundamental investment restriction (7)(a) above, a Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except the PIMCO Global Bond Fund II), such excess shall be subject to the 300% asset coverage requirement of that restriction.

     To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the maintenance of a segregated account consisting of assets determined to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

     The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an investment policy pursuant to which a Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the Funds and may be amended by the Trustees without the approval of shareholders. However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

     Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                            MANAGEMENT OF THE TRUST

Trustees and Officers

     The Trustees and Executive Officers of the Trust, their business address and principal occupations during the past five years are as follows (unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660):

                                           Position with                        Principal Occupation(s)
Name, Address and Age                        the Trust                        During the Past Five Years
---------------------------------------------------------------------------------------------------------------------
Brent R. Harris*                      Chairman of the Board and        Managing Director, PIMCO; Board of Governors,
Age 38                                Trustee                          Investment Company Institute; Director,
                                                                       Harris Holdings; Director, Harris Oil
                                                                       Company; Chairman and Director, PIMCO
                                                                       Commercial Mortgage Securities Trust, Inc.;
                                                                       Chairman and Trustee, PIMCO Variable
                                                                       Insurance Trust. Formerly Principal, Senior
                                                                       Vice President and Vice President of PIMCO.

R. Wesley Burns*                      President and Trustee            Executive Vice President, PIMCO; President
Age 38                                                                 and Trustee, PIMCO Variable Insurance Trust;
                                                                       President and Director, PIMCO Commercial
                                                                       Mortgage Securities Trust, Inc. Formerly Vice
                                                                       President, PIMCO.

Guilford C. Babcock                   Trustee                          Associate Professor of Finance, University of
1575 Circle Drive                                                      Southern California; Director, PIMCO
San Marino, California                                                 Commercial Mortgage Securities Trust, Inc.;
91108                                                                  Trustee, PIMCO Variable Insurance Trust;
Age 66                                                                 Director, Growth Fund of America and
                                                                       Fundamental Investors Fund of the Capital
                                                                       Group; Director, Good Hope Medical Foundation.

Vern O. Curtis                        Trustee                          Private Investor; Director, PIMCO Commercial
14158 N.W. Bronson Creek Drive                                         Mortgage Securities Trust, Inc.; Trustee,
Portland, Oregon                                                       PIMCO Variable Insurance Trust; Director,
97229                                                                  American Office Park Properties, Inc., a Real
Age 63                                                                 Estate Investment Trust; Director, Fresh
                                                                       Choice, Inc.  Formerly charitable work, The
                                                                       Church of Jesus Christ of Latter Day Saints.

Thomas P. Kemp                        Trustee                          Private Investor; Director, PIMCO Commercial
1141 Marine Drive                                                      Mortgage Securities Trust, Inc.; Trustee,
Laguna Beach, California                                               PIMCO Variable Insurance Trust. Formerly
92651                                                                  Co-Chairman, U.S. Committee to Assist Russian
Age 67                                                                 Reform; Director, Union Financial Corp.;
                                                                       Senior Consultant, World Cup 1994 Organizing
                                                                       Committee; Chairman and CEO of Coca Cola
                                                                       Bottling Company of L.A.

                                           Position with                        Principal Occupation(s)
Name, Address and Age                        the Trust                        During the Past Five Years
---------------------------------------------------------------------------------------------------------------------
William J. Popejoy                    Trustee                          Director, California State Lottery; Director,
600 North 10th Street                                                  PIMCO Commercial Mortgage Securities Trust,
Sacramento, California                                                 Inc.; Trustee, PIMCO Variable Insurance
95814                                                                  Trust. Chairman, PacPro (formerly Western
Age 59                                                                 Printing); Formerly Chief Executive Officer,
                                                                       Orange County, California; Principal, Castine
                                                                       Partners.

William H. Gross                      Senior Vice President            Managing Director, PIMCO; Senior Vice
Age 53                                                                 President, PIMCO Variable Insurance Trust.

Margaret Isberg                       Senior Vice President            Executive Vice President, PIMCO.
Age 41

Leland T. Scholey                     Senior Vice President            Senior Vice President, PIMCO.  Formerly Vice
Age 45                                                                 President, PIMCO.

Michael G. Dow                        Vice President                   Account Manager, PIMCO.  Formerly Fixed
Age 34                                                                 Income Specialist, Salomon Brothers, Inc.;
                                                                       Vice President Operations, Citibank NA Global
                                                                       Consumer Banking Group.

U. Teri Frisch                        Vice President                   Account Manager, PIMCO.
Age 44

Raymond C. Hayes                      Vice President                   Account Manager, PIMCO.  Formerly Marketing
Age 53                                                                 Director, Pacific Financial Asset Management
                                                                       Corporation.

Thomas J. Kelleher, III               Vice President                   Vice President, PIMCO.  Previously associated
Age 47                                                                 with Delaware, Mellon and Girard Trusts.

Andre Mallegol                        Vice President                   Vice President, PIMCO.  Formerly associated
Age 31                                                                 with Fidelity Investments Institutional
                                                                       Services Company.

Dean S. Meiling                       Vice President                   Managing Director, PIMCO.
Age 49

James F. Muzzy                        Vice President                   Managing Director, PIMCO.
Age 58

Douglas J. Ongaro                     Vice President                   Account Manager, PIMCO.  Formerly Regional
Age 37                                                                 Marketing Manager, Charles Schwab & Co., Inc.


                                           Position with                        Principal Occupation(s)
Name, Address and Age                        the Trust                        During the Past Five Years
---------------------------------------------------------------------------------------------------------------------
David J. Pittman                      Vice President                   Vice President, PIMCO.  Formerly a senior
Age 50                                                                 executive with Bank of America, the Northern
                                                                       Trust Co. and NationsBank.

Mark A. Romano                        Vice President                   Account Manager, PIMCO.  Previously
Age 39                                                                 associated with Wells Fargo's institutional
                                                                       money management group and First Interstate's
                                                                       Pacifica family of mutual funds.

Jeffrey M. Sargent                    Vice President                   Vice President and Manager of Fund
Age 35                                                                 Shareholder Servicing, PIMCO; Vice President,
                                                                       PIMCO Variable Insurance Trust.

William S. Thompson, Jr.              Vice President                   Chief Executive Officer and Managing
Age 52                                                                 Director, PIMCO; Vice President, PIMCO
                                                                       Variable Insurance Trust..  Formerly Managing
                                                                       Director, Salomon Brothers, Inc.

Kristen M. Wilsey                     Vice President                   Senior Vice President, PIMCO.  Formerly Vice
Age 38                                                                 President, Account Manager, PIMCO; Vice
                                                                       President, Pacific Financial Asset Management
                                                                       Corporation.

John P. Hardaway                      Treasurer                        Vice President and Manager of Fund
Age 40                                                                 Operations, PIMCO; Treasurer, PIMCO Variable
                                                                       Insurance Trust.

Garlin G. Flynn                       Secretary                        Lead, Pooled Funds Administration, PIMCO;
Age 51                                                                 Secretary, PIMCO Variable Insurance Trust.
                                                                       Formerly Senior Fund Administrator, PIMCO;
                                                                       Senior Mutual Fund Analyst, PIMCO Advisors
                                                                       Institutional Services.

Joseph D. Hattesohl                   Assistant Treasurer              Vice President and Manager of Fund Taxation,
Age 34                                                                 PIMCO.  Formerly Director of Financial
                                                                       Reporting, Carl I. Brown & Co.; Tax Manager,
                                                                       Price Waterhouse LLP.

Michael J. Willemsen                  Assistant Secretary              Manager, PIMCO.  Formerly Project Lead, PIMCO.
Age 38

___________________
  *Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

Compensation Table

  The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended March 31, 1997.

                               Aggregate     Total Compensation from
                              Compensation   Trust and Fund Complex
     Name and Position        from Trust/1/    Paid to Trustees/2/
     ---------------------    ------------   -----------------------

     Guilford C. Babcock           $30,000                   $40,000
     Trustee

     Vern O. Curtis                $30,000                   $40,000
     Trustee

     Thomas P. Kemp                $30,000                   $40,000
     Trustee

     William J. Popejoy            $30,000                   $40,000
     Trustee

____________________

  /1/Each Trustee, other than those affiliated with the Adviser or its affiliates, received an annual retainer of $20,000 plus $2,500 for each Board of Trustees meeting attended. For the fiscal year ended March 31, 1997, the unaffiliated Trustees as a group received compensation in the amount of $120,000. Effective May 1, 1997, each Trustee, other than those affiliated with the Adviser or its affiliates, receives an annual retainer of $45,000 plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with the Adviser or its affiliates, receives an additional annual retainer of $1,500.

  /2/Each Trustee also serves as a Director of PIMCO Commercial Mortgage Securities Trust, Inc., a registered closed-end management investment company, and as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company. For their services, the Directors who are unaffiliated with the Adviser or its affiliates received an annual retainer of $6,000 plus $1,000 for each Board of Directors meeting attended. For the fiscal year ended December 31, 1996, the unaffiliated Directors as a group received compensation in the amount of $40,000. Effective May 1, 1997, each Director, other than those affiliated with the Adviser or its affiliates, receives $500 for each Board of Directors meeting attended telephonically, and a Director serving as a Committee Chair receives an annual retainer of $500.

Investment Adviser

  PIMCO serves as investment adviser to the Funds pursuant to an investment advisory contract ("Advisory Contract") between PIMCO and the Trust. PIMCO is a subsidiary partnership of PIMCO Advisors. A majority interest of PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual"), and PIMCO Partners, LLC ("PIMCO Partners"), a limited liability company controlled by the PIMCO Managing Directors.

  PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust's investments directly with the issuers or with brokers or dealers selected by it in its discretion. See "Portfolio Transactions." PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

  Under the terms of the Advisory Contract, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others. The current Advisory Contract was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties ("Independent Trustees"), at a meeting held on November 22, 1994, as supplemented at meetings held on October 1, 1995, November 21, 1995, February 27, 1996, November 19, 1996, January 14, 1997, May 27, 1997, and February 24, 1998, and was last approved by the Trustees on August 27, 1996 and by shareholders of all then-operational Funds on October 17, 1994.

  The Advisory Contract will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days' written notice by either party to the contract and will terminate automatically if assigned.

  The Adviser currently receives a monthly investment advisory fee from each Fund at an annual rate based on average daily net assets of the Funds as follows:


                                                                   Advisory
Fund                                                               Fee Rate
----                                                               --------
Money Market Fund................................................    0.15%
Commercial Mortgage Securities, StocksPLUS, StocksPLUS Short
  Strategy, and Strategic Balanced Funds.........................    0.40%
Emerging Markets Bond Fund and Emerging Markets Bond Fund II.....    0.45%
All other Funds..................................................    0.25%

  For the fiscal years ended March 31, 1997, 1996, and 1995, the aggregate amount of the advisory fees paid by each operational Fund was as follows:


                                    Year Ended    Year Ended    Year Ended
Fund                                  3/31/97       3/31/96       3/31/95
---------------------------------   -----------   -----------   -----------
Money Market Fund*                  $    67,626   $    10,118   $       N/A
Short-Term Fund                         311,485       249,319       383,063
Low Duration Fund                     6,877,132     6,267,607     5,756,981
Low Duration Fund II                    685,047       575,730       461,261
Low Duration Fund III                     6,114           N/A           N/A
Moderate Duration Fund                    6,525           N/A           N/A
High Yield Fund                       1,983,580     1,186,819       830,832
Total Return Fund                    29,232,090    22,775,075    15,223,950
Total Return Fund II*                 1,171,011       486,935           N/A
Total Return Fund III                   423,216       327,029       258,080
Long-Term U.S. Government Fund           64,058       101,042        91,533
Real Return Bond Fund                     2,453           N/A           N/A
Foreign Bond Fund                       541,283       640,157       921,902
Global Bond Fund                        423,547       264,783       177,065
Global Bond Fund II**                    41,683           N/A           N/A
International Bond Fund               2,810,494     4,937,820     1,142,716
StocksPLUS Fund                         779,413       324,388       109,177


                                    Year Ended    Year Ended    Year Ended
Fund                                  3/31/97       3/31/96       3/31/95
---------------------------------   -----------   -----------   -----------
Strategic Balanced Fund                  31,660           N/A           N/A
--------------------

  *The PIMCO Money Market Fund, for the fiscal year ended October 31, 1995, paid aggregate advisory fees in the amount of $14,500. The PIMCO Total Return Fund II, for the fiscal year ended October 31, 1995, paid aggregate advisory fees in the amount of $1,009,081. See "The Reorganization of the PIMCO Money Market and Total Return II Funds" for additional information.

  **The PIMCO Global Bond Fund II, for the fiscal year ended September 30, 1996, paid aggregate management fees in the amount of $54,325, pursuant to a management contract between PIMCO Advisors Funds and PIMCO Advisors, under which PIMCO Advisors provided or procured investment advisory services for the Fund. See "The Reorganization of the PIMCO Global Bond Fund II" for additional information.

  In connection with the former expense limitation provision, which was terminated October 1, 1995, the Adviser reimbursed advisory fees for the fiscal years ended March 31, 1997, 1996, and 1995, in the following amounts:


                                     Year Ended    Year Ended  Year Ended
Fund                                   3/31/97       3/31/96     3/31/95
---------------------------------    ----------    ----------  ----------
Short-Term Fund                       $      0     $   10,244    $  8,045
High Yield Fund                              0              0     (42,986)
Low Duration Fund II                         0              0     (16,480)
Total Return Fund III                        0          1,775        (633)
Long-Term U.S. Government Fund               0         13,554      23,964
Global Bond Fund                             0        (17,114)    (34,409)
StocksPLUS Fund                              0         26,176      53,148

Fund Administrator

  PIMCO also serves as Administrator to the Funds pursuant to an administration agreement (the "Administration Agreement") with the Trust. PIMCO provides the Funds with certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Administration Agreement, on terms agreed between PIMCO and such affiliates. The administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds' transfer agent, custodian, legal counsel, independent accountants, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. PIMCO has contractually agreed to provide these services, and to bear these expenses, at the following rates for each Fund (each expressed as a percentage of the Fund's average daily net assets attributable to its classes of shares on an annual basis):


                                                         Administrative Fee Rate
                                                         -----------------------
                                        Institutional and       Class A,
Fund                                    Administrative Class    B and C     Class D
-------------------------------------   --------------------    --------    -------
Money Market                                            0.20%       0.35%      0.45%
Short-Term Fund                                         0.20%       0.35%      0.50%
Total Return and Low Duration
    Funds                                               0.18%       0.40%      0.50%
Moderate Duration Fund                                  0.20%       0.40%      0.65%
Municipal Bond Fund                                     0.25%       0.35%      0.60%
Foreign Bond and International
    Bond Funds                                          0.25%       0.45%      0.70%
Global Bond and Global Bond II
    Funds                                               0.30%       0.45%      0.70%
Emerging Markets Bond and Emerging
    Markets Bond II Funds                               0.40%       0.55%      0.80%
All other Funds                                         0.25%       0.40%      0.65%

  Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

  Class-specific expenses include distribution and service fees payable with respect to different classes of shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust's Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

  With respect to the Institutional and Administrative Class shares of each Fund, except the PIMCO Global Bond Fund II, the Administration Agreement may be terminated by the Trustees, or by a vote of the outstanding voting securities of the Trust, or Class as applicable, at any time on 60 days' written notice. Following the expiration of the two-year period commencing with the effectiveness of the agreement, it may be terminated by PIMCO, also on 60 days' written notice. Following its initial two-year term, the agreement will continue from year to year if approved by the Trustees.

  With respect to the Class A, Class B and Class C shares of the PIMCO High Yield, Total Return, Low Duration and Money Market Funds, or with respect to any class of shares of the PIMCO Global Bond Fund II, the Administration Agreement may be terminated by the Trustees, or by a vote of the outstanding voting securities of the Trust, Fund, or Class as applicable, at any time on 60 days' written notice. Following the expiration of the one year period commencing with the effectiveness of the amendment making the Administration Agreement effective with respect to such Funds or Classes, the Agreement may be terminated by PIMCO on 60 days' written notice. With respect to the Class A, Class B and Class C shares of each Fund other than those listed above, the Administration Agreement may be terminated by the Trustees, or by a vote of the outstanding securities of the Trust, or Class as applicable, at any time on 60 days' written notice, or by PIMCO on 60 days' written notice.

  The Administration Agreement is subject to annual approval by the Board, including a majority of the Trust's Independent Trustees (as that term is defined in the 1940 Act). The current Administration Agreement was approved by the Board of Trustees, including all of the Independent Trustees at a meeting held on February 24, 1998. In approving the Administration Agreement, the Trustees determined that: (1) the Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

  Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of .35% of a Fund's average daily net assets attributable to Class D shares purchase through such firms). The Administration Agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for a payment of up to .25% per annum of the Class D administrative fees for activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

  For the fiscal years ended March 31, 1997, 1996, and 1995, the aggregate amount of the administration fees paid by each operational Fund was as follows:


                                    Year Ended    Year Ended    Year Ended
Fund                                  3/31/97       3/31/96      3/31/95
---------------------------------   -----------   -----------   ----------
Money Market Fund*                  $   117,570   $    13,462   $      N/A
Short-Term Fund                         249,655       137,477      129,554
Low Duration Fund                     5,005,045     3,520,078    2,272,874
Low Duration Fund II                    685,047       391,248      154,668
Low Duration Fund III                     6,114           N/A          N/A
Moderate Duration Fund                    5,220           N/A          N/A
High Yield Fund                       2,071,177       842,032      302,332
Total Return Fund                    21,266,359    13,084,413    6,059,785
Total Return Fund II*                 1,171,011       486,935          N/A
Total Return Fund III                   423,216       217,584       86,027
Long-Term U.S. Government Fund           64,374        65,155       30,511
Real Return Bond Fund                     2,503           N/A          N/A
Foreign Bond Fund                       540,519       428,175      324,043
Global Bond Fund                        508,256       208,234       57,732
Global Bond Fund II**                    14,646           N/A          N/A
International Bond Fund               2,810,494     3,800,674      440,899
StocksPLUS Fund                         491,519       149,888       24,261
Strategic Balanced Fund                  19,788           N/A          N/A

____________________

  *The PIMCO Money Market Fund, for the fiscal year ended October 31, 1995, paid aggregate administration fees in the amount of $24,166. The PIMCO Total Return Fund II, for the fiscal year ended October 31, 1995, paid aggregate administration fees in the amount of $1,009,081. See "The Reorganization of the PIMCO Money Market and Total Return II Funds" for additional information.

  **The PIMCO Global Bond Fund II, for the fiscal year ended September 30, 1996, paid aggregate management fees in the amount of $54,325, pursuant to a management contract between PIMCO Advisors

Funds and PIMCO Advisors, under which PIMCO Advisors provided or procured administrative services for the Fund. See "The Reorganization of the PIMCO Global Bond Fund II" for additional information.

  In connection with the former expense limitation provision which was terminated October 1, 1995, the Administrator reimbursed administration fees for the fiscal years ended March 31, 1997, 1996, and 1995, in the following amounts:

                                      Year Ended   Year Ended   Year Ended
Fund                                   3/31/97      3/31/96      3/31/95
---------------------------------     ----------   ----------   ----------
Short-Term Fund                       $      0     $    2,923    $   2,295
Low Duration Fund II                         0              0       (4,703)
High Yield Fund                              0              0      (12,266)
Total Return Fund III                        0            507         (181)
Long-Term U.S. Government Fund               0          3,867        6,838
Global Bond Fund                             0         (4,884)      (9,818)
StocksPLUS Fund                              0          7,469       15,165

                          DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

  PIMCO Funds Distributors LLC (the "Distributor") serves as the distributor of each class of the Trust's shares pursuant to a distribution contract ("Distribution Contract") with the Trust which is subject to annual approval by the Board. The Distributor is a wholly owned subsidiary of PIMCO Advisors. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

  The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the Distribution Contract, the Administration Agreement or the Distribution and/or Servicing Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

  The Trust offers six classes of shares: Class A, Class B, Class C, Class D, the Institutional Class and the Administrative Class. Class A, Class B and Class C shares of the Trust are offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

  Class D shares are generally offered to (a) clients of financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of PIMCO Funds: Pacific Investment Management Series in a particular investment product, program or account, for which a fee may be charged; (b) participants investing through accounts known as "wrap accounts" established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services; (c) current or retired officers, trustees, directors or employees of the Trust, the Advisor or the Distributor, a parent, brother or sister of any such officer, trsutee, director or employee, or a spouse or child of any of the foregoing persons; (d) current or retired trustees of PIMCO Funds: Multi-Manager Series, a registered investment company for which PIMCO Advisors L.P., an affiliate of the Advisor, acts as investment advisor; (e) trustees or other fiduciaries purchasing shares for certain employer-sponsored plans, the trustee, administrator, fiduciary, broker trust company or registered investment advisor which has an agreement with the Distributor with respect to such purchases; and
(f) any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale.

  Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net individuals. (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customer's investment in the Funds. Shares of the Administrative Class are offered primarily through employee benefit plans alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to shareholders of that class.)

  The Trust has adopted an Amended and Restated Multi-Class Plan ("Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

  As described in the Retail Prospectus under the caption "How to Redeem," a contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a Fund-by-Fund basis, shareholders should consider whether to exchange shares of one Fund for shares of another Fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemptions.

  For the fiscal year ended March 31, 1997, the Distributor received an aggregate of $670, $85,380 and $44,409 in contingent deferred sales charges on redemptions of Class A, Class B and Class C shares, respectively, of which the indicated amounts were attributable to the following Funds:


Fund                     Class A   Class B   Class C
----------------------   -------   -------   -------

Money Market Fund           $  0   $ 3,242   $ 8,900
Low Duration Fund              0    14,025     5,158
High Yield Fund                0    14,746     5,318
Total Return Fund            670    36,901    24,796
Global Bond Fund II            0       429       160
StocksPLUS Fund                0    16,037        77

  For the fiscal year ended September 30, 1996, the Distributor received $0, $1,946 and $2,704 in contingent deferred sales charges on Class A, Class B and Class C shares, respectively, of the Global Bond Fund II while the Fund was a series of PIMCO Advisors Funds ("PAF"). See "The Reorganization of the PIMCO Global Bond Fund II."

  In certain cases described in the Retail Prospectus, the contingent deferred sales charge is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Trust's sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived, (ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

  As described in the Retail Prospectus under the caption "Alternative Purchase Arrangements -- Class A," Class A shares of the Trust (except with respect to the Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. For the fiscal year ended March 31, 1997, the Distributor received an aggregate of $389,133, and retained $45,871, in initial sales charges on Class A shares, of which the indicated amounts were attributable to the following Funds:


                                                    Amount Retained
Fund                                Sales Charges   by Distributor
---------------------------------   -------------   ---------------
Short-Term Fund                          $ 12,016           $ 2,622
Low Duration Fund                          24,796             3,653
High Yield Fund                            66,992             9,075
Total Return Fund                         174,602            13,299
Long-Term U.S. Government Fund              9,494             1,284
Foreign Bond Fund                          16,091             1,913
Global Bond Fund II                        11,774             1,520
StocksPLUS Fund                            73,368            12,505

For the fiscal year ended September 30, 1996, the Distributor received $48,106, and retained $9,896, in initial sales charges paid by shareholders of the Class A shares of the Global Bond Fund II while the Fund was a series of PAF.

Distribution and Servicing Plans for Class A, Class B and Class C Shares

  As stated in the text of the Retail Prospectus under the caption "Distributor and Distribution and Servicing Plans," Class A, Class B and Class C shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

  Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the "Retail Plans"), as described in the Retail Prospectus, in connection with the distribution of Class B and Class C shares of the Trust, the Distributor receives certain distribution fees from the Trust, and in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, the Distributor receives certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth in the Retail Prospectus, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and Class C shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Retail Prospectus, the Distributor pays
(i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

  Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (disinterested Trustees) or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the disinterested Trustees defined above cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

  The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Trustees defined above and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

  If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

  From time to time, expenses of principal underwriters incurred in connection with the sale of shares of the Funds and in connection with the servicing of shareholders of the Funds and the maintenance of shareholder accounts may exceed the distribution and servicing fees collected by the Distributor. As of March 31, 1997, such expenses were approximately $430,000 in excess of payments under the Funds' Class A Distribution and Servicing Plan and $1,192,000 in excess of payments under the Funds' Class B Distribution and Servicing Plan. Expenses did not exceed payments under the Funds' Class C Distribution and Servicing Plan. The surplus or deficit of payments relative to expenses under the Retail Plans for this period was as follows for the indicated Funds:


Fund                                 Class A      Class B      Class C
---------------------------------   ----------   ----------   ----------
Money Market Fund                   $  (48,000)   $   7,000     $(11,000)
Short-Term Fund                         (1,000)      (1,000)      (6,000)
Low Duration Fund                      (66,000)     (60,000)      (1,000)
High Yield Fund                        (25,000)    (416,000)      53,000
Total Return Fund                     (297,000)    (352,000)     231,000
Long-Term U.S. Government Fund           1,000      (19,000)      (2,000)
Real Return Fund                             0      (17,000)      (1,000)
Foreign Bond Fund                        2,000      (45,000)     (13,000)
Global Bond Fund II                      1,000       (9,000)      (2,000)
StocksPLUS Fund                          3,000     (280,000)     (38,000)

  For the fiscal year ended March 31, 1997, the Trust paid the Distributor an aggregate of $108,294, $293,036 and $1,219,775 pursuant to the Distribution and Servicing Plans for Class A, Class B and Class C shares, respectively, of which the indicated amounts were attributable to the following Funds:

Fund                                Class A   Class B    Class C
---------------------------------   -------   --------   --------

Money Market Fund                   $ 5,447   $  4,084   $ 12,352
Short-Term Fund                         530        156        462
Low Duration Fund                    27,514      9,853     92,491
High Yield Fund                      15,347    110,003    412,589
Total Return Fund                    47,488    140,575    666,085
Long-Term U.S. Government Fund          396        361        163


Fund                                Class A   Class B    Class C
---------------------------------   -------   --------   --------
Real Return Bond Fund                     0        256         79
Foreign Bond Fund                       127      1,129      1,520
Global Bond Fund II                   9,836     18,506     23,021
StocksPLUS Fund                       1,609      8,113     11,013

  During the fiscal year ended March 31, 1997, the amounts collected pursuant to the Distribution and Servicing Plan for Class A shares and the front-end sales charge imposed on Class A shares were used as follows: (A) sales commissions and other compensation to sales personnel, $166,800; (B) preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $325,560. These amounts are attributable to the following Funds, as indicated:

Fund                                   A          B
---------------------------------   --------   --------

Money Market Fund                   $  5,040   $ 42,840
Short-Term Fund                        1,000      1,000
Low Duration Fund                     28,560     47,880
High Yield Fund                       15,960     30,240
Total Return Fund                    112,560    198,240
Long-Term U.S. Government Fund             0          0
Real Return Bond Fund                      0          0
Foreign Bond Fund                          0          0
Global Bond Fund II                    1,680      3,360
StocksPLUS Fund                        2,000      2,000

  During the fiscal year ended March 31, 1997, the amounts collected pursuant to the Distribution and Servicing Plan for Class B shares and the contingent deferred sales charge imposed on Class B shares were used as follows: (A) sales commissions and other compensation to sales personnel, $1,264,960; (B) preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $154,520. These amounts are attributable to the following Funds, as indicated:


Fund                                   A          B
---------------------------------   --------   -------

Money Market Fund                   $    840   $     0
Short-Term Fund                        1,000         0
Low Duration Fund                     60,480    13,440
High Yield Fund                      403,200    74,760
Total Return Fund                    420,000    60,480
Long-Term U.S. Government Fund        19,000         0
Real Return Bond Fund                 17,000         0
Foreign Bond Fund                     46,000     1,000
Global Bond Fund II                   13,440       840
StocksPLUS Fund                      284,000     4,000

  During the fiscal year ended March 31, 1997, the amounts collected pursuant to the Distribution and Servicing Plan for Class C shares and the contingent deferred sales charge imposed on Class C shares were used as follows: (A) sales commissions and other compensation to sales personnel, $944,120; (B) preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $200,720. These amounts are attributable to the following Funds, as indicated:


Fund                                   A          B
---------------------------------   --------   --------

Money Market Fund                   $ 10,080    $21,000
Short-Term Fund                        6,000          0
Low Duration Fund                     84,840     19,320
High Yield Fund                      308,280     83,160
Total Return Fund                    464,520     68,040
Long-Term U.S. Government Fund         2,000          0
Real Return Bond Fund                  1,000          0
Foreign Bond Fund                     14,000      1,000
Global Bond Fund II                    8,400      4,200
StocksPLUS Fund                       45,000      4,000

  For the fiscal year ended September 30, 1996, PAF paid the Distributor an aggregate of $1,567,984, pursuant to a Distribution and Servicing Plan applicable to the Class A shares of PAF (the "PAF Class A Plan"), which is similar to the Class A Retail Plan of the Trust. The payments allocated to the Global Bond Fund II were $11,772.

  The remainder of the total payments made under the PAF Class A Plan for that fiscal year was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO Funds: Multi-Manager Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

  During the fiscal year ended September 30, 1996, the amounts collected pursuant to the PAF Class A Plan and the front-end sales charge imposed on Class A shares were used as follows: commissions and other compensation to dealers, $1,786,000; preparing, printing and distributing materials to shareholders, and other expenses (including data processing, legal and operations), $2,483,000. The total, if allocated to the Global Bond Fund II based on the net assets attributable to its Class A shares at September 30, 1996, would have been as follows: compensation -- $17,000; sales material and other expenses -- $24,000; total -- $41,000.

  For the fiscal year ended September 30, 1996, PAF paid the Distributor an aggregate of $2,107,430, pursuant to a Distribution and Servicing Plan applicable to the Class B shares of PAF (the "PAF Class B Plan") which is similar to the Class B Retail Plan of the Trust. The payments allocated to the Global Bond Fund II were $16,642.

  The remainder of the total payments made under the PAF Class B Plan for that fiscal year was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO Funds:
Multi-Manager Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

  During the fiscal year ended September 30, 1996, the amounts collected pursuant to the PAF Class B Plan and the contingent deferred sales charge imposed on Class B shares of the former PAF Funds were used as follows by the
Distributor: sales commissions and other compensation to sales personnel, $8,961,000; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $2,003,000. The total, if allocated to the Global Bond Fund II based on the net assets attributable to its Class B shares at September 30, 1996, would have been as follows: compensation -- $101,000; sales material and other expenses -- $23,000; total -- $124,000.

  For the fiscal year ended September 30, 1996, PAF paid the Distributor $42,194,641, pursuant to a similar Distribution and Servicing Plan (the "PAF Class C Plan") applicable to the Class C shares of PAF, of which $18,448 was allocated to the Global Bond Fund II (which was formerly a PAF Fund which reorganized as a series of the Trust on January 17, 1997).

  The remainder of the total payments made under the PAF Class C Plan for that fiscal year was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO Funds: Multi-Manager Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

  During the fiscal year ended September 30, 1996, the amounts collected pursuant to the PAF Class C Plan and the contingent deferred sales charge imposed on Class C shares of the former PAF Funds were used as follows by the
Distributor: sales commissions and other compensation to sales personnel, $32,453,000; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $8,605,000. The total, if allocated to the Global Bond Fund II based on the net assets attributable to its Class C shares at September 30, 1996, would have been as follows: compensation -- $24,000; sales material and other expenses -- $6,000; total -- $30,000.

     During the fiscal year ended September 30, 1996, unreimbursed expenses of PAF's principal underwriter under the PAF Class C Plan were reduced from $4,191,000 to $2,822,000.

     The Trustees believe that the Distribution and Servicing Plans will provide benefits to the Trust. The Trustees believe that the Class A, Class B and Class C Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Plans or under alternative distribution schemes. Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B and Class C shares of the Funds, and in connection with the servicing of Class B and Class C shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor.
The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class B and Class C shares.

Distribution and Administrative Services Plans for Administrative Class Shares

     The Trust has adopted an Administrative Services Plan and a Distribution Plan (together, the "Administrative Plans") with respect to the Administrative Class shares of each Fund. Under the terms of each Administrative Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of Administrative Class shares or administration of plans or programs that use Administrative Class of the Funds shares as their funding medium, and to reimburse certain other distribution related expenses. Under the terms of the Administrative Class Distribution Plan, these services may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

     Under the terms of the Administrative Services Plan, the services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders;

maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

     The same entity may be the recipient of fees under both the Administrative Class Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets.

     Each Administrative Plan provides that it may not be amended to materially increase the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees"), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

     Each Administrative Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Trustees defined above. The Administrative Class Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class.
The Administrative Plans were approved by the Trustees, including the disinterested Trustees, at a meeting held on August 27, 1996.

     Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Trustees defined above. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more that 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Plan requires that Administrative Class shares incur no interest or carrying charges.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to both Administrative Plans will qualify as "service fees" and therefore will not be limited by NASD rules.

     For the fiscal year ended March 31, 1997, the Administrative Class shares of the PIMCO Money Market, Short-Term, Low Duration, High Yield, Total Return, Total Return II, Foreign Bond, Global Bond and StocksPLUS Funds paid aggregate fees under the Distribution Plan to qualified service providers in the amount of $27, $9,666, $1,244, $12,013, $341,418, $11,142, $13, $328 and $348,
respectively. All of these amounts constituted "service fees" under applicable NASD rules.

Purchases, Exchanges and Redemptions

     Purchases, exchanges and redemptions of Class A, Class B, Class C and Class D shares are discussed in the Retail and Class D Prospectuses under the headings "How to Buy Shares," "Exchange Privilege," and "How to Redeem," and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Institutional and Administrative Class shares are discussed in the Institutional Prospectus under the headings "Purchase of Shares," "Redemption of Shares," and "Net Asset Value," and that information is incorporated herein by reference.

     Certain managed account clients of the Adviser may purchase shares of the Trust. To avoid the imposition of duplicative fees, the Adviser may be required to make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Trust.

     Certain clients of the Adviser whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

     Certain shares of the Funds are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

     Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by PIMCO directly to Trust shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services which PIMCO normally would perform, out of PIMCO's own resources.

     As described in the Retail and Class D Prospectuses under the caption "Exchange Privilege," and in the Institutional Prospectus under the caption "Redemption of Shares," a shareholder may exchange shares of any Fund for shares of any other Fund of the Trust (except the PIMCO International Fund and the PIMCO Emerging Markets Bond Fund II, each of which is only available to private account clients of PIMCO) or any series of PIMCO Funds: Multi-Manager Series, within the same class on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Retail Prospectus under "Alternative Purchase Arrangements." With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

     Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter; provided, that if such a limitation on exchanges is adopted, exchanges into the PIMCO Money Market Fund from any other Fund would not be counted. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

     The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds' portfolios.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, currently set at $250 for Class A, Class B and Class C shares, $2,000 for Class D shares and $100,000 for Institutional Class and Administrative Class shares ($10,000 with respect to Institutional Class and Administrative Class accounts opened before January 1, 1995). An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

     Investment decisions for the Trust and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     The Adviser places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives research services from many broker-dealers with which the Adviser places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because the Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Trust to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

Portfolio Turnover

     The Adviser manages the Funds without regard generally to restrictions on portfolio turnover, except those imposed on their ability to engage in short-term trading by provisions of the federal tax laws, see "Taxation." The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be.

     The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

                                NET ASSET VALUE

     As indicated under "Net Asset Value" in the Institutional Prospectus and "How Net Asset Value is Determined" in the Retail Prospectus, the Trust's net asset value per share for the purpose of pricing purchase and redemption orders will be determined once on each day on which the New York Stock Exchange is open for trading as of the close of regular trading (ordinarily 4:00 p.m., Eastern time). Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The PIMCO Money Market Fund's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     The SEC's regulations require the PIMCO Money Market Fund to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Fund also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by the Adviser under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

                                    TAXATION

     The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute each taxable year the sum of
(i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in securities. To date, such regulations have not been issued.

     As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     The PIMCO Municipal Bond Fund must have at least 50% of its total assets invested in Municipal Bonds at the end of each calendar quarter so that dividends derived from its net interest income on Municipal Bonds and so designated by the Fund will be "exempt-interest dividends," which are generally exempt from federal income tax when received by an investor. Certain exempt-interest dividends, as described in the Retail Prospectus, may increase alternative minimum taxable income for purposes of determining a shareholder's liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain "private activity bonds" will not be tax exempt for purposes of the regular income tax to shareholders who are "substantial users" of the facilities financed by such obligations or "related persons" of such "substantial users." The tax-exempt portion of dividends paid for a calendar year constituting "exempt-interest dividends" will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the PIMCO Municipal Bond Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Shareholders of the PIMCO Municipal Bond Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient's benefits in cases where the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits, exceeds a base amount. In addition, up to 85% of a recipient's benefits may be subject to tax if the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

     In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. Since certain of the PIMCO Municipal Bond Fund's expenses attributable to earning tax-exempt income do not reduce such Fund's current earnings and profits, it is possible that distributions, if any, in excess of such Fund's net tax-exempt and taxable income will be treated as taxable dividends to the extent of such Fund's remaining earnings and profits (i.e., the amount of such expenses).

Distributions

     Except for exempt-interest dividends paid by the PIMCO Municipal Bond Fund, all dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder's federal income tax return. Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

     A portion of the dividends paid by the PIMCO StocksPLUS Fund may qualify for the deduction for dividends received by corporations. Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations, although certain distributions from the PIMCO High Yield Fund may qualify. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Long-term capital gains are generally taxed as "20% Rate Gain" or "28% Rate Gain." 20% Rate Gains result from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%; 28% Rate Gains result from sales of assets held by the Fund for more than one year but less than 18 months and are subject to a maximum tax rate of 28%. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

Sales of Shares

     Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term, mid-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Backup Withholding

     A Fund may be required to withhold 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

     Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

     Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     The qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

     Certain Funds may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

Passive Foreign Investment Companies

     Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the PIMCO Foreign Bond, Global Bond, Global Bond II, International Bond, Emerging Markets Bond or Emerging Markets Bond II Funds' total assets at the close of their taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the PIMCO Foreign Bond, Global Bond, Global Bond II, International Bond, Emerging Markets Bond or Emerging Markets Bond II Funds' income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Market Discount

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

     Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

Other Taxation

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund's dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                               OTHER INFORMATION

Capitalization

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

     Expenses incurred by the Trust in connection with its organization and the public offering of its shares were deferred and amortized on a straight line basis over a period not less than five years. Expenses incurred in the organization of subsequently offered Funds are charged to those Funds and are being amortized on a straight line basis over a period not less than five years.

Performance Information

     The Trust may, from time to time, include the yield and effective yield of the PIMCO Money Market Fund, and the yield and total return for each class of shares of all of the Funds, computed in accordance with SEC-prescribed formulas, in advertisements or reports to shareholders or prospective investors. As noted below, in accordance with methods approved by the Securities and Exchange Commission in various pronouncements, total return presentations for periods prior to the inception date of a particular class of a Fund are based on the historical performance of an older class of the Fund (specified below) restated to reflect the current sales charges (if any) of the newer class, but not reflecting any higher operating expenses such as 12b-1 distribution and servicing fees and administration fees associated with the newer class. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the newer classes by the amount of such higher expenses compounded over the relevant periods. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

     Current yield for the PIMCO Money Market Fund will be based on the change in the value of hypothetical investment (exclusive of capital changes) over a particular 7-day period less a pro-rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the PIMCO Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

            Effective Yield = [(Base Period Return +1)/365/7/] - 1

     The yield of the PIMCO Money Market Fund for the seven day period ended September 30, 1997 was as follows: Institutional Class - 5.31%, Administrative Class - 5.07%, Class A - 5.02%, Class B - 4.16% and Class C - .05%. The effective yield of the PIMCO Money Market Fund for the seven day period ended September 30, 1997 was as follows: Institutional Class - 5.47%, Administrative Class - 5.18%, Class A - 5.20%, Class B - 4.21% and Class C - 5.18%.

     Quotations of yield for the remaining Funds will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

              YIELD = 2[(a-b + 1)/6/-1]
                         ---
                         cd

      where   a = dividends and interest earned during the period,

              b = expenses accrued for the period (net of reimbursements),

              c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

              d = the maximum offering price per share on the last day of the period.

      For the one month period ended September 30, 1997, the yield of the Funds was as follows (all numbers are annualized) (Class D shares were not offered during the period listed):


                                          Yield for Period
                                     Ended September 30, 1997
                                     -------------------------

                     Institutional         Administrative
                     -------------         --------------
Fund                     Class                  Class        A       B       C
----                     -----                  -----        -       -       -

Money Market Fund        5.44%                  5.19%      5.07%   4.23%   5.16%
Short-Term Fund          6.05%                  5.79%      5.63%   4.92%   5.35%
Low Duration Fund        5.89%                  5.62%      5.40%   4.65%   4.90%
Low Duration Fund II     5.85%                    N/A        N/A     N/A     N/A
Low Duration Fund III    5.92%                    N/A        N/A     N/A     N/A
Low Duration Mortgage    5.17%                    N/A        N/A     N/A     N/A
Moderate Duration Fund   5.83%                    N/A        N/A     N/A     N/A
High Yield               7.93%                  7.89%      7.51%   6.75%   6.76%
Total Return Fund        5.65%                  5.40%      5.18%   4.42%   4.43%
Total Return Fund II     5.85%                  5.62%        N/A     N/A     N/A
Total Return Fund III    5.78%                  5.53%        N/A     N/A     N/A
Total Return Mortgage    7.98%                    N/A        N/A     N/A     N/A
Long-Term U.S. Govt.     6.20%                    N/A      5.78%   4.99%   5.05%
Real Return Bond Fund    4.77%                    N/A      4.37%   3.61%   4.60%
Foreign Bond Fund        8.33%                  8.08%      7.87%   7.09%   7.08%
Global Bond Fund         6.89%                  6.63%        N/A     N/A     N/A
Global Bond Fund II        N/A                    N/A      6.39%   5.63%   5.64%
Emerging Markets Bond    6.24%                    N/A      5.77%   5.03%   4.80%
International Bond Fund  5.93%                    N/A        N/A     N/A     N/A
StocksPLUS Fund          5.50%                  5.25%      5.24%   4.41%   4.64%
Strategic Balanced Fund  5.48%                    N/A        N/A     N/A     N/A

     The yield of each such Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund or its classes of shares. These factors, possible differences in the methods used in calculating yield (and the tax exempt status of distributions for the PIMCO Municipal Bond Fund) should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

     The PIMCO Municipal Bond Fund may advertise a tax equivalent yield of each class of its shares, calculated as described above except that, for any given tax bracket, net investment income of each class will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of each class of the Fund plus (ii) the tax exempt income of each class of the Fund divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket. For example, taxpayers with the marginal federal income tax rates indicated in the following table would have to earn the tax equivalent yields shown in order to realize an after-tax return equal to the corresponding tax-exempt yield shown.

                                                                                      A tax-exempt yield of
Filing Status                                                                   is equivalent to a taxable yield of
Single                   (Married filing jointly)                             3%         4%         5%        6%        7%
Taxable income                                      Marginal tax rate*
$23,350 or less          $39,000 or less                 15%                 3.53%      4.71%     5.88%     7.06%     8.24%
Over $23,350 but         Over $39,000 but                28%                 4.17%      5.56%     6.94%     8.33%     9.72%
  not over $56,550       not over $94,250
Over $56,550 but         Over $94,250 but                31%                 4.35%      5.80%     7.25%     8.70%    10.14%
  not over $117,950      not over $143,600
Over $117,950 but        Over $143,600 but               36%                 4.69%      6.25%     7.81%     9.38%    10.94%
  not over $256,500      not over $256,500
Over $256,500            Over $256,500                   39.6%               4.97%      6.62%     8.28%     9.93%    11.59%

-------------------
* These marginal tax rates do not take into account the effect of the phaseout of itemized deductions and personal exemptions.

     As is shown in the above table, the advantage of tax-exempt investing becomes more advantageous to an investor as his or her marginal tax rate increases.

     The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

  Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below all total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. The Funds also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Quotations of total return may also be shown for other periods. Any such information would be accompanied by standardized total return information.

  The table below sets forth the average annual total return of each class of shares of the following Funds for the periods ended September 30, 1997. As noted below, total return presentations for periods prior to the inception date of a particular class are based on the historical performance of Institutional Class shares restated to reflect the current sales charges (if any) of the newer class, but not reflecting any higher operating expenses such as 12b-1 distribution and servicing fees, which are paid by all classes except Class D and the Institutional Class (at a maximum rate of 1.00% per annum), and the higher administration fee charges associated with Class A, Class B, Class C and Class D shares. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the newer classes by the amount of the higher expenses, compounded over the relevant period.

               Total Return for Periods Ended September 30, 1997

-----------------------------------------------------------------------------------------------------------
                                                                   Since Inception    Inception   Inception
                                                                       of Fund         Date of     Date of
     Fund             Class         1 Year     5 Years   10 Years    (Annualized)       Fund        Class
-----------------------------------------------------------------------------------------------------------
Money Market      Institutional      5.24%      4.55%      N/A           4.58%        03/01/91     03/01/91
                  Administrative     4.93%      4.41%                    4.47%                     01/25/95
                  Class A            5.03%      4.51%                    4.55%                     01/13/97
                  Class B            -060%      4.04%                    4.46%                     01/13/97
                  Class C            4.06%      4.51%                    4.55%                     01/13/97
-----------------------------------------------------------------------------------------------------------
Short-Term        Institutional      7.42%      5.87%      N/A           6.63%        10/07/87     10/07/87
                  Administrative     7.16%      5.77%                    6.57%                     02/01/96
                  Class A            4.97%      5.39%                    6.39%                     01/20/97
                  Class B            1.74%      5.42%                    6.56%                     01/20/97
                  Class C            5.91%      5.77%                    6.58%                     01/20/97
                  Class D            7.42%      5.87%                    6.63%                     04/01/98
-----------------------------------------------------------------------------------------------------------
Low Duration      Institutional      9.00%      6.73%     8.58%          8.35%        05/11/87     05/11/87
                  Administrative     8.72%      6.58%     8.51%          8.28%                     01/03/95
                  Class A            5.39%      6.02%     8.22%          8.01%                     01/13/97
                  Class B            3.06%      6.24%     8.49%          8.27%                     01/13/97
                  Class C            7.27%      6.59%     8.51%          8.29%                     01/13/97
                  Class D            9.00%      6.73%     8.58%          8.35%                     04/01/98
-----------------------------------------------------------------------------------------------------------
Low Duration II   Institutional      8.01%      5.99%      N/A           6.50%        11/01/91     11/01/91
-----------------------------------------------------------------------------------------------------------
Low Duration      Institutional       N/A        N/A       N/A           5.22%*       12/31/96     12/31/96
 III
----------------------------------------------------------------------------------------------------------
Moderate          Institutional       N/A        N/A       N/A          -5.65%*      12/31/96    12/31/96
 Duration
---------------------------------------------------------------------------------------------------------
High Yield        Institutional     15.44%       N/A       N/A          13.29%       12/16/92    12/16/92
                  Administrative    15.16%                              13.17%                   01/16/95
                  Class A            9.95%                              12.16%                   01/13/97
                  Class B            9.48%                              12.84%                   01/13/97
                  Class C           13.51%                              13.11%                   01/13/97
                  Class D           15.44%                              13.29%                   04/01/98
---------------------------------------------------------------------------------------------------------
Total Return      Institutional     11.10%      8.02%    10.47%          9.85%       05/11/87    05/11/87
                  Administrative    10.82%      7.89%    10.40%          9.78%                   09/08/94
                  Class A            5.74%      6.96%     9.93%          9.34%                   01/13/97
                  Class B            5.16%      7.55%    10.39%          9.77%                   01/13/97
                  Class C            9.17%      7.84%    10.39%          9.77%                   01/13/97
                  Class D           11.10%      8.02%    10.47%          9.85%                   04/01/98
---------------------------------------------------------------------------------------------------------
Total Return II   Institutional     10.70%      7.59%      N/A           8.15%       12/30/91    12/30/91
                  Administrative    10.42%      7.43%                    8.01%                   11/30/94
---------------------------------------------------------------------------------------------------------
Total Return      Institutional     10.72%      8.06%      N/A           9.60%       05/01/91    05/01/91
 III              Administrative    10.63%      8.04%                    9.58%                   04/11/97

-----------------------------------------------------------------------------------------------------------
                                                                    Since Inception   Inception   Inception
                                                                        of Fund        Date of     Date of
     Fund             Class         1 Year     5 Years   10 Years     (Annualized)      Fund        Class
-----------------------------------------------------------------------------------------------------------
Long-Term U.S.    Institutional     14.55%       9.78%     N/A          12.47%        07/01/91     07/01/91
Government        Administrative    14.55%       9.78%                  12.47%                     09/23/97
                  Class A            9.12%       8.73%                  11.63%                     01/20/97
                  Class B            8.59%       9.33%                  12.35%                     01/20/97
                  Class C           12.70%       9.63%                  12.36%                     01/20/97
-----------------------------------------------------------------------------------------------------------
Real Return       Institutional        N/A        N/A      N/A           2.76%*       01/29/97     01/29/97
 Bond             Class A                                               -0.59%*                    01/29/97
                  Class B                                               -2.99%*                    01/29/97
                  Class C                                                1.11%*                    01/29/97
                  Class D                                                2.76%*                    04/01/98
-----------------------------------------------------------------------------------------------------------
Foreign Bond      Institutional     13.75%       N/A       N/A          11.65%        12/02/92     12/03/92
                  Administrative    13.54%                              11.60%                     01/28/97
                  Class A            8.27%                              10.52%                     01/20/97
                  Class B            7.79%                              11.18%                     01/20/97
                  Class C           11.81%                              11.46%                     01/20/97
                  Class D           13.75%                              11.65%                     04/01/98
-----------------------------------------------------------------------------------------------------------
Global Bond       Institutional      4.72%       N/A       N/A           8.82%        11/23/93     11/23/93
                  Administrative     4.45%                               8.75%                     07/31/96
-----------------------------------------------------------------------------------------------------------
Global Bond II    Class A            7.28%       N/A       N/A          11.11%        10/01/95     10/02/95
                  Class B            6.51%                              11.26%                     10/02/95
                  Class C           10.51%                              13.06%                     10/02/95
-----------------------------------------------------------------------------------------------------------
International     Institutional     14.38%     10.17%      N/A           9.64%        12/13/89     12/13/89
Bond
-----------------------------------------------------------------------------------------------------------
StocksPLUS        Institutional     40.40%       N/A       N/A          23.32%        05/13/93     05/14/93
                  Administrative    40.00%                              23.24%                     01/07/97
                  Class A           35.83%                              22.43%                     01/20/97
                  Class B           34.31%                              22.91%                     01/20/97
                  Class C           38.52%                              23.18%                     01/20/97
                  Class D           40.40%                              23.32%                     04/01/98
-----------------------------------------------------------------------------------------------------------
Strategic         Institutional     28.68%       N/A       N/A          25.72%        06/28/96     06/28/96
 Balanced         Class D           28.68%                              25.72%                     04/01/98
-----------------------------------------------------------------------------------------------------------
Emerging          Institutional       N/A        N/A       N/A           1.56%*       07/31/97     07/31/97
 Markets Bond     Class A                                               -3.07%*                    07/31/97
                  Class B                                               -3.66%*                    07/31/97
                  Class C                                                0.35%*                    07/31/97
                  Class D                                                1.56%*                    04/01/98
-----------------------------------------------------------------------------------------------------------
Total Return      Institutional       N/A        N/A       N/A           1.69%*       07/31/97     07/31/97
 Mortgage         Class D                                                1.69%*                    04/01/98
-----------------------------------------------------------------------------------------------------------
Low Duration      Institutional       N/A        N/A       N/A           2.23%*       07/31/97     07/31/97
 Mortgage
----------------------------------------------------------------------------------------------------------

*  unannualized

     Current distribution information for a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by Fund net asset value per share on the last day of the period and annualized according to the following formula:

     DIVIDEND YIELD = (((a/b)*365)/c)
     where  a =    actual dividends distributed for the calendar month in
                   question,

            b = number of days of dividend declaration in the month in question, and

            c = net asset value (NAV) calculated on the last business day of the month in question.

     The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that same period. Distribution rates will exclude net realized short-term capital gains. The rate of current distributions for a Fund should be evaluated in light of these differences and in light of the Fund's total return figures, which will always accompany any calculation of the rate of current distributions.

     For the month ended September 30, 1997, the current distribution rates (annualized) for the Funds were as follows (Class D shares were not offered during the period listed):

                                                    Distribution Rate
                                                    -----------------

                               Institutional         Administrative
                               -------------         --------------
Fund                              Class                  Class        A       B       C
----                              -----                  -----        -       -       -

Money Market Fund                  5.27%                 5.03%       4.96%   4.16%   5.01%
Short-Term Fund                    6.24%                 5.99%       5.85%   5.12%   5.55%
Low Duration Fund                  6.12%                 5.87%       5.65%   4.90%   5.15%
Low Duration Fund II               5.96%                   N/A         N/A     N/A     N/A
Low Duration Fund III              6.07%                   N/A         N/A     N/A     N/A
Low Duration Mortgage Fund         5.70%                   N/A         N/A     N/A     N/A
Moderate Duration Fund             6.23%                   N/A         N/A     N/A     N/A
High Yield Fund                   10.19%                 9.95%       9.79%   9.03%   9.04%
Total Return Fund                  6.13%                 5.88%       5.66%   4.91%   4.92%
Total Return Fund II               6.22%                 5.97%         N/A     N/A     N/A
Total Return Fund III              5.99%                 5.74%         N/A     N/A     N/A
Total Return Mortgage Fund         7.26%                   N/A         N/A     N/A     N/A
Long-Term U.S. Government Fund     6.10%                   N/A       5.70%   4.93%   4.96%
Real Return Bond Fund              5.00%                   N/A       4.60%   3.85%   4.84%
Foreign Bond Fund                  5.94%                 5.69%       5.57%   4.74%   4.72%
Global Bond Fund                   5.81%                 5.57%         N/A     N/A     N/A
Global Bond Fund II                  N/A                   N/A       5.35%   4.59%   4.62%
Emerging Markets Bond Fund         6.50%                   N/A       6.09%   5.34%   5.13%
International Bond Fund              N/A                   N/A         N/A     N/A     N/A
StocksPLUS Fund                      N/A                   N/A         N/A     N/A     N/A
Strategic Balanced Fund              N/A                   N/A         N/A     N/A     N/A

  Performance information for a Fund may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Blend Index, the Lehman BB Intermediate Corporate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the J.P. Morgan Emerging Markets Bond Index Plus, the Salomon Brothers World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Government Bond Index Non U.S.-Dollar Hedged. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. PIMCO may report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, or on the comparative performance or standing of PIMCO in relation to other money managers. PIMCO also may provide current or prospective private account clients, in connection with standardized performance information for the Funds, performance information for the Funds gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds or to the Adviser, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

  Advertisements and information relating to the PIMCO Global Bond Fund II may use data comparing the total returns of the top foreign bond market as compared to the total return of the U.S. bond market for a particular year. For instance, the following table sets forth the total return of the top foreign bond market compared to the total return for the U.S. bond market for the years 1986 through 1996. Performance is shown in U.S. dollar terms, hedged for currency rate changes and is no way indicative of the performance of the PIMCO Global Bond Fund II.

               Top Foreign
     Year      Performer               U.S.
     ----      -----------           ------

     1986      +13.1%   Japan         +15.7%
     1987      +12.8    UK             +1.9
     1988      +15.0    France         +7.0
     1989      +10.0    Canada        +14.4
     1990      +11.0    Australia      +8.6
     1991      +20.0    Australia     +15.3
     1992      +10.5    UK             +7.2
     1993      +20.0    Italy         +11.0
     1994       -0.9    Japan          -3.4
     1995      +21.0    Netherlands   +18.3
     1996      +18.8    Spain          +2.7

  Source: Salomon Brothers World Government Bond Index 1985-1996.

  The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on 1996/1997 costs of college and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 7% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 7% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education.

Potential College Cost Table

Start             Public          Private    Start   Public     Private
Year              College         College    Year    College    College
-----             -------         --------   -----   --------   --------
1997              $42,840         $ 90,401    2005   $ 73,609   $153,038
1998              $45,839         $ 96,729    2006   $ 78,761   $166,200
1999              $49,048         $103,500    2007   $ 84,275   $177,834
2000              $52,482         $110,745    2008   $ 90,174   $190,283
2001              $56,156         $118,497    2009   $ 96,486   $203,603
2002              $60,087         $126,792    2010   $103,240   $217,855
2003              $64,293         $135,668    2011   $110,466   $233,105
2004              $68,793         $145,165    2012   $118,199   $249,422

Costs assume a steady increase in the annual cost of college of 7% per year from a 1993-94 base year amount. Actual rates of increase may be more or less than 7% and may vary.

     In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the 25 years from 1972 to 1996 was:

     *Stocks:         12.5%
      Bonds:           9.2%
      T-Bills:         7.0%
      Inflation:       5.6%

     *Returns of unmanaged indices do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks are represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T-bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 25 years from 1972-1996, the average annual return of stocks comprising the Ibbotson's Common Stock Total Return Index ranged from -26.5% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbottson's Treasury Bill Index (a "mixed portfolio") would have ranged from -10.2% to 28.2% over the same period. The average annual returns of each investment for each of the years from 1972 through 1996 is set forth in the following table.

                                                      MIXED
YEAR       STOCKS    BONDS    T-BILLS    INFLATION    PORTFOLIO
--------   -------   ------   --------   ----------   ----------
1972        18.98%    7.26%      3.84%        3.41%       11.26%
1973       -14.66%    1.14%      6.93%        8.80%       -4.02%
1974       -26.47%   -3.06%      8.00%       12.26%      -10.21%
1975        37.20%   14.64%      5.80%        7.01%       21.90%
1976        23.84%   18.65%      5.08%        4.81%       18.01%
1977        -7.18%    1.71%      5.12%        6.77%       -1.17%
1978         6.56%   -0.07%      7.18%        9.03%        4.03%
1979        18.44%   -4.18%     10.38%       13.31%        7.78%
1980        32.42%    2.61%     11.24%       12.40%       14.17%
1981        -4.91%   -0.96%     14.71%        8.94%        0.59%
1982        21.41%   43.79%     10.54%        3.87%       28.19%
1983        22.51%    4.70%      8.80%        3.80%       12.64%
1984         6.27%   16.39%      9.85%        3.95%       11.03%
1985        32.16%   30.90%      7.72%        3.77%       26.77%
1986        18.47%   19.85%      6.16%        1.13%       16.56%
1987         5.23%   -0.27%      5.46%        4.41%        3.08%
1988        16.81%   10.70%      6.35%        4.42%       12.28%
1989        31.49%   16.23%      8.37%        4.65%       20.76%
1990        -3.17%    6.87%      7.52%        6.11%        2.98%

1991        30.55%   19.79%      5.88%        3.06%       21.31%
1992         7.67%    9.39%      3.51%        2.90%        7.53%
1993        10.06%   13.17%      2.89%        2.75%        9.84%
1994         1.31%   -5.76%      3.90%        2.67%       -1.00%
1995        37.40%   27.20%      5.60%        2.70%       26.90%
1996        23.10%    1.40%      5.20%        3.30%       10.84%

*Returns of unmanaged indices do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks are represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T'bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:

  Investment         Annual         Total           Total
  Period             Contribution   Contribution    Saved
  ----------         ------------   ------------    -----
  30 Years           $ 1,979        $ 59,370        $200,000
  25 Years           $ 2,955        $ 73,875        $200,000
  20 Years           $ 4,559        $ 91,180        $200,000
  15 Years           $ 7,438        $111,570        $200,000
  10 Years           $13,529        $135,290        $200,000

This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a PIMCO Fund. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the PIMCO Funds should be aware that certain of the PIMCO Funds have experienced periods of negative growth in the past and may again in the future.

     The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1990:

               % of Income for Individuals
               Aged 65 Years and Older in 1990*
               --------------------------------

               Social Security
 Year          and Pension Plans          Other
 ----          -----------------          -----
 1990                 38%                  62%

     * For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income.
Source:  Social Security Administration.

     Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to the Adviser, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of the Adviser who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

     From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

     Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the Funds and relevant benchmark market indexes in a variety of market conditions. Based on its independent research and analysis, Ibbotson has developed model portfolios of the Funds and series of PIMCO Funds: Multi-Manager Series ("MMS") which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+ year investment horizon might allocate his or her assets among the Funds and series of MMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, the Adviser nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.

Voting Rights

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

     The Trust's shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As of February 27, 1998, the following persons owned of record or beneficially 5% or more of the shares of the indicated classes of the following Funds:

                                                    Shares       Percentage of
                                                 Beneficially     Outstanding
Fund                                                Owned         Shares Owned
----                                            -------------    -------------

Money Market Fund

Institutional
-------------
Pacific Life Insurance Co. for                   8,614,299.320         21.32%
California Hardware Company
700 Newport Center Drive
Newport Beach, California  92660

California Community Foundation                 11,879,176.490         33.41%*
606 South Olive Street, Suite 2400
Los Angeles, California  90014

Marin Community Foundation                       7,791,335.300         21.91%
17 East Sir Francis Drake Blvd., Suite 200
Larkspur, California  94939

Poverello Foundation                             3,171,486.350          8.92%
Mayo Foundation
200 First Street S.W.
Rochester, Minnesota  55905

Stussy Inc.                                      3,054,951.820          8.59%
1852 Langley Avenue
Irvine, California  92714

Charles Schwab & Co., Inc.**                     2,332,954.810          6.56%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Columbus Circle Trust Company - SV**             1,779,294.680          5.00%
1 Station Place Metro Center
Stamford, Connecticut  06902

Administrative
--------------
Cody Kondo                                          48,039.310          7.95%
354 Sturbridge Road
Wyckoff, New Jersey  07481

                                                        Shares        Percentage of
                                                     Beneficially     Outstanding
Fund                                                    Owned         Shares Owned
----                                                 -------------    -------------

Money Market Fund

Administrative
--------------
Joan H. Dickson                                         34,563.700            5.72%
2510 46th Avenue NW
Olympia, Washington  98502

Class A
-------
Carn & Co.                                           7,622,957.860           10.98%
PIMCO Advisors 401K Savings & Retirement Plan
P.O. Box 96211
Washington, D.C.  20090-6211

JC Bradford & Co. Cust. FBO                          3,303,260.280           11.16%
DCIP Limited Partners I
330 Commerce Street
Nashville, Tennessee  37201-1899

RPSS TR Rollover IRA FBO                             1,875,690.150            6.33%
James J. Maguire
42 Western Drive
Short Hills, New Jersey  07078-1910

Class B
-------
Robert W. Baird & Co. Inc. (A/C #4574-6139)            326,051.410           10.92%
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202-5391

Mucio R. Valenca & Helen Valenca                      168,,093.840            5.63%
87 Highland Avenue
Binghamton, New York  13905-4041

Class C
-------

W.D. Jennett, C. Cooper & T.J. Viola                12,748,219.020           21.44%
Gilbert Kelly Crowley Jennett Retirement Trust
1200 Wilshire Boulevard, Suite 5
Los Angeles, California  90017-1908

                                             Shares       Percentage of
                                          Beneficially     Outstanding
Fund                                          Owned        Shares Owned
----                                      -------------   --------------

Short-Term Fund

Institutional
-------------
Charles Schwab & Co., Inc.**              2,196,438.721           12.35%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Trustees of Columbia University           1,089,238.242           11.75%
  in the City of New York
Office of Investments
475 Riverside Drive, Suite 401
New York, New York  10115

Dillon Co., Inc.                          1,609,193.029            9.05%
P.O. Box 1266
Hutchinson, Kansas  67504-1266

DLJ Securities Corporation, Inc.**        1,136,706.581            6.39%
P.O. Box 2052
Jersey City, New Jersey  07303-9998

Denison University                        1,022,448.391            5.75%
P.O. Box F
Granville, Ohio  43023

Hawaii Carpenters Health & Welfare          936,277.866            5.26%
615 Pilkoi Street
Honolulu, Hawaii  96814

Administrative
--------------
Northwestern Trust                          412,130.918           81.58%*
1201 Third Avenue
Seattle, Washington  98101

First National Bank as Trustee for**         69,862.169           13.83%
Lau & Co.
100 West Houston
San Antonio, Texas  78296

                                                     Shares      Percentage of
                                                  Beneficially    Outstanding
Fund                                                 Owned        Shares Owned
----                                              ------------   --------------

Short-Term Fund

Class A
-------
Smith Barney, Inc. 00165244008**                   300,699.612           15.64%
388 Greenwich Street
New York, New York  10013

MLPF&S for the sole benefit of its Customers       224,626.401           11.68%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

PaineWebber FBO                                    184,812.654            9.61%
Adventist Healthcare, Inc.
Dan Bowen
1801 Research Boulevard, Suite 300
Rockville, Maryland  20850-3152

PaineWebber FBO                                    123,714.054            6.43%
Louise Obici Memorial Hospital
Attn:  William A. Carpenter
1900 North Main Street
P.O. Box 1100
Suffolk, Virginia  23434-4345

Lehman Brothers Inc. 842-17450-12**                 99,601.594            5.18%
P.O. Box 29198
Brooklyn, New York  11202-9198

Class B
-------
MLPF&S for the sole benefit of its Customers**      78,326.834           71.42%*
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Smith Barney, Inc. 00154621411**                    15,659.002            5.16%
388 Greenwich Street
New York, New York  10013

Class C
-------
MLPF&S for the sole benefit of its Customers**      213,53.132           33.21%*
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

                                                     Shares      Percentage of
                                                  Beneficially    Outstanding
Fund                                                 Owned        Shares Owned
----                                              ------------   -------------

Short-Term Fund

Class C
-------
Prudential Securities, Inc. FBO                     42,496.668           6.61%
Oakwood Orthopaedic Clinic PA
Drs. Manning & Evins Trustees
13 Edgewood Drive
Greenville, South Carolina  29605-4235

RPSS TR Rollover IRA                                34,174.574           5.31%
FBO William B. Becker
8053 Garfield Street NE
Spring Lake Park, Minnesota  55432-2164

Low Duration Fund

Institutional
-------------
Charles Schwab & Co., Inc.**                    28,484,376.001          10.23%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Brunswick, Inc.                                 14,165,394.357           5.09%
P.O. Box 1066
Wall Street Station
New York, New York  10286

Administrative
--------------
FIIOC as Agent for                               1,864,763.401          54.49%*
Certain Employee Benefits Plan**
100 Magetian KW1C
Covington, Kentucky  41015

News & Observer Cash or Deferred Plan              468,253.672          13.68%
550 Kearny Street #600
San Francisco, California  94108

First National Bank as Trustee for**               437,320.523          12.78%
Lau & Co.
100 West Houston
San Antonio, Texas  78296


                                                       Shares      Percentage of
                                                    Beneficially    Outstanding
Fund                                                    Owned      Shares Owned
----                                                ------------   -------------

Low Duration Fund

Administrative
--------------
New York Life Trust Company                           227,770.479         6.66%
51 Madison Avenue, Room 117A
New York, New York  10010

First Interstate Bank as Trustee for                  182,797.824         5.34%
Choicemaster**
P.O. Box 9800
Calabasas, California  91302


Class A
-------
Richard J. Steinhelper TR                           3,469,208.845        35.05%*
Michigan Tooling Association
Benefit Plans Investment Trust
28237 Orchard Lake Road
P.O. Box 9151
Farmington Hills, Michigan  48333-9151

MLPF&S For the sole benefit of its Customers        1,740,422.427        17.58%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Class B
-------
MLPF&S for the sole benefit of its Customers**        255,657.257        16.56%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Class C
-------
MLPF&S for the sole benefit of its Customers**      1,744,637.274        26.09%*
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Low Duration Fund II

Institutional
-------------
Sprint Corporation                                 14,242,859.255        36.63%*
2330 Shawnee Mission Parkway
Westwood, Kansas  66205

                                             Shares       Percentage of
                                          Beneficially     Outstanding
Fund                                          Owned        Shares Owned
----                                      -------------   -------------

Low Duration Fund II

Institutional
-------------
American Bible Society                    6,471,800.708         16.64%
1865 Broadway
New York, New York  10023

Salt River Project                        3,309,935.460          8.51%
P.O. Box 52025
Phoenix, Arizona  85072

University of Illinois Foundation         2,161,360.181          5.56%
1305 West Green Street
Urbana, Illinois  61801

Administrative
--------------
First National Bank as Trustee for**          7,176.510        100.00%*
Lau & Co.
100 West Houston
San Antonio, Texas  78296


Low Duration Fund III

Institutional
-------------

Loyola Academy Endowment Fund               855,721.393         36.27%*
135 S. LaSalle Street
P.O. Box 1443
Chicago, Illinois  60690


                                               Shares       Percentage of
                                            Beneficially     Outstanding
Fund                                            Owned        Shares Owned
----                                        -------------   --------------

Low Duration Fund III

Institutional
-------------
Sisters of St. Joseph/Michigan                718,201.997         30.44%*
3427 Gull Road
P.O. Box 13
Nazareth, Michigan  49074

St. John Health system                        535,117.519         22.68%
22101 Moross Road
Detroit, Michigan  48236

Charles Schwab & Co., Inc. **                 250,146.687         10.60%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Moderate Duration Fund

Institutional
-------------
Mercantile Stores Company, Inc.             7,501,984.464         32.13%*
Attn:  Mr. Robert Bienkowski
111 Wall Street
New York, New York  10005

Sparrow Health System                       4,639,923.614         19.87%
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

Baystate Health System, Inc. P&O/Endow      2,736,965.967         11.72%
759 Chestnut Street
Springfield, Massachusetts  01199

Columbus Circle Trust Company - SV**        2,491,101.322         10.67%
1 Station Place Metro Center
Stamford, Connecticut  06902

St. John Hospital of Detroit, Michigan      1,636,013.653          7.01%
P.O. Box 771072
Detroit, Michigan  48277-1072

                                                       Shares        Percentage of
                                                    Beneficially     Outstanding
Fund                                                   Owned         Shares Owned
----                                                --------------   -------------

High Yield Fund

Institutional
-------------
Charles Schwab & Co., Inc. **                       16,016,841.059       11.97%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Administrative
--------------
National Financial Services Corporation**            1,534,814.863       35.12%*
1 World Financial Center
200 Liberty Street
New York, New York  10281

Certain Employee (Fidelity)**                        1,191,202.886       27.26%*
100 Magellan KWlC
Covington, Kentucky  41015

StocktonTrust Nominee Partnership**                    405,892.432        9.29%
c/o Stockton Trust, Inc.
3001 E. Camelback Road, Suite 100
Phoenix, Arizona  85016

American Bankers Insurance Co.                         434,782.609        9.95%
P. O. Box 979004
Miami, Florida  33197-9004

American Bankers Life Assurance of Fl.                 430,663.221        9.85%
P.O. Box 979004
Miami, Florida  33197-9004

Class A
-------
MLPF&S for the sole benefit of its Customers**       1,295,434.443       22.52%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Class B
-------
MLPF&S for the sole benefit of its Customers**       3,778,199.266       29.74%*
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484


                                                     Shares      Percentage of
                                                  Beneficially    Outstanding
Fund                                                 Owned        Shares Owned
----                                             -------------   --------------

High Yield Fund

Class C
-------
MLPF&S for the sole benefit of its Customers**    3,869,906.869         16.07%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Total Return Fund

Institutional
-------------
Charles Schwab & Co., Inc.**                     84,172,461.271          5.71%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Class A
-------
MLPF&S for the sole benefit of its Customers**   11,262,314.065         24.23%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Merrill Lynch Trust Company TTEE**               10,193,537.067         21.93%
FBO Qualified Retirement Plans
Attn: Phil Kolb
265 Davidson Avenue
Somerset, New Jersey  08873-4120

The Chase Manhattan Bank TR                       3,349,665.977          7.20%
McLane Co. Investment Savings Plan
770 Broadway, 10th Floor
New York, New York 10003-9522

Class B
-------
MLPF&S for the sole benefit of its Customers**    5,736,048.027         34.78%*
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Class C
-------
MLPF&S for the sole benefit of its Customers**    9,038,612.913         24.40%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

                                                             Shares       Percentage of
                                                          Beneficially     Outstanding
Fund                                                          Owned        Shares Owned
----                                                      -------------   --------------

Total Return Fund II

Institutional
-------------
Arco                                                      4,557,949.169         8.85%
c/o State Street Bank
One Enterprise Drive
North Quincy, Massachusetts  02171

Macmillan Bloedel Pension Plan                            4,301,163.541         8.35%
c/o State Street Bank and Trust Co.
200 Newport Avenue #JQ7
North Quincy, Massachusetts  02171

Charles Schwab & Co., Inc.**                              4,129,406.035         8.02%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Morley Capital Management                                 3,188,916.980         6.19%
5665 SW Meadows Road, Suite 400
Lake Oswego, Oregon  97035

IUE AFL-CIO Pension Plan                                  6,366,576.862        12.37%
1460 Broad Street
Blommfield, New Jersey  07003

CMTA-GMPP & Allied Workers Pension Trust                  3,117,473.496         6.05%
700 Newport Center Drive
Newport Beach, California  92660

The Trustee of GMP Employee Pension                       2,881,800.409         5.60%
1100 Fifth & Race Tower
Cincinnati, Ohio  45202

Administrative
--------------
Eastern Illinois University Foundation (PaineWebber)        110,643.287         7.80%
600 Lincoln Avenue
Charleston, Illinois  61920

American Express Trust Company**                            169,806.719        11.96%
1200 Northstar West
P.O. Box 534
Minneapolis, Minnesota  55440-0534

                                                  Shares       Percentage of
                                               Beneficially     Outstanding
Fund                                               Owned        Shares Owned
----                                           -------------   --------------

Total Return Fund II

Administrative
--------------
Datalynx #083 (Hunt, Dupree, Rhine)**            399,414.956       28.14%*
P.O. Box 173736
Denver, Colorado  80217-3736

Eastern Illinois University (Painewebber)        362,843.566       25.57%*
600 Lincoln Avenue
Charleston, Illinois  61920-3011

Total Return Fund III

Institutional
-------------
Archdiocese of LA/Corp/Diocese Tucson          8,747,333.398       23.14%
3424 Wilshire Boulevard, 10th Floor
Los Angeles, California  90010-2241

Archdiocese LA Lay Plan/Diocese Tucson         2,111,859.477        5.59%
3424 Wilshire Boulevard
Los Angeles, California  90010-2241

The Papal Foundation                           2,004,245.364        5.30%
222 North 17th Street
Philadelphia, Pennsylvania  19103

Holy Cross                                     4,590,114.170       12.14%
St. Mary's Lourdes Hall
Notre Dame, Indiana  46556

Diocese of Orange                              2,936,448.802        7.77%
2811 East Villa Road
Orange, California  92667

Baptist Health System, Inc.                    2,463,124.089        6.52%
P.O. Box 830605
Birmingham, Alabama  35283-0605

Society of Mount Carmel                        2,178,293.199        5.76%
1317 Frontage Road
Darien, Illinois  60561

                                                  Shares       Percentage of
                                               Beneficially     Outstanding
Fund                                               Owned        Shares Owned
----                                           -------------   --------------

Total Return Fund III

Administrative
--------------
Dubuque Bank and Trust Company**                  14,393.933       77.39%*
P.O. Box 747
Dubuque, Iowa  52004-0747

National Financial Services Corporation**          4,195.194       22.56%
1 World Financial Center
200 Liberty Street
New York, New York  10281

Long-Term U.S. Government Fund

Institutional
-------------
Allianz Defined Contribution Plan              1,291,571.575       28.85%*
P.O. Box 92956
Chicago, Illinois  60675

Charles Schwab & Co. Inc.**                      915,867.618       20.46%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Pacific Life Insurance Co. for                   596,018.725       13.31%
California Hardware Company
700 Newport Center Drive
Newport Beach, California  92660

Source One                                       444,891.400        9.94%
P.O. Box 92956
Chicago, Illinois  60675

DLJ Securities Corporation, Inc.**               361,057.879        8.07%
P.O. Box 2052
Jersey City, New Jersey  07303-9998

The J. Paul Getty Trust                          265,130.136        5.92%
401 Wilshire Blvd., Suite 900
Santa Monica, California  90401

                                                       Shares      Percentage of
                                                    Beneficially    Outstanding
Fund                                                   Owned        Shares Owned
----                                                ------------   -------------

Long-Term U.S. Government Fund

Administration
--------------
Sealed Air P/S Plan (Met Life)                       260,403.474      54.74%*
100 Plaza One MS 3064
Jersey City, New Jersey  07302

Smith Barney Inc.**                                  148,282.514      31.17%*
388 Greenwich Street
New York, New York  10013

New York Life Trust Company**                         66,998.937      14.08%
51 Madison Avenue, Room 117A
New York, New York  10010

Class A
-------
PaineWebber FBO                                       64,782.943      10.79%
Lokahi Pacific Investment Account
840 Alua Street #203
Wailuku, Hawaii  96793-1482

MLPF&S for the sole benefit of its Customers**        57,071.821       9.50%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Carn & Co. 02174701                                   31,986.699       5.32%
Finkbeiner Pettis & Strout 401K
Attn: Mutual Funds - Star
P.O. Box 96211
Washington D.C. 20090-6211

Class B
-------

MLPF&S for the sole benefit of its Customers**       162,537.569      25.08%*
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Class C
-------
MLPF&S for the sole benefit of its Customers**       152,419.404      24.26%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

                                                       Shares      Percentage of
                                                    Beneficially    Outstanding
Fund                                                   Owned        Shares Owned
----                                                ------------   -------------

Real Return Bond Fund

Institutional
-------------
National Financial Services Corporation**            368,750.526       65.66%*
1 World Financial Center
200 Liberty Street
New York, New York  10281

Chris P. Dialynas                                     53,294.630        9.61%
840 Newport Center Drive, Suite 360
Newport Beach, California  92660

Hofstra University                                    50,968.400        9.08%
128 Hofstra University
Hempstead, New York  11549

Charles Schwab & Co. Inc.**                           45,511.157        8.10%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Class A
-------
Prudential Securities, Inc. FBO                       20,935.826       57.46%*
Dima Ventures Inc.
Fund Account
4199 Campus Drive, Suite 830
Irvine, California  92612-2698

Dain Rauscher Inc. BBO                                13,473.054       36.97%*
Mr. Daniel Stanley
U/A DTD 6/7/91
16186 Boswell Road
Rockford, Illinois  61072-9705

Dain Rauscher  Custodian Eugene Ehrhardt               5,561.480       15.26%
Profit Sharing Plan
8789 route 64
Sycamore, Illinois  60178

NFSC FEBO #A7D-059501                                  5,253.072       14.41%
Robert & Genevieve Calcote
4431 Mobile Avenue
El Paso, Texas 79903-1219

                                                       Shares      Percentage of
                                                    Beneficially    Outstanding
Fund                                                   Owned       Shares Owned
----                                                ------------   -------------

Real Return Bond Fund

Class A
-------
NFSC/FMTC IRA Rollerover                              4,965.243        13.62%
FBO Jeannette Mazzer
303 E. 57th Street
New York, New York  10022

Dain Rauscher Inc. BBO                                4,887.987        13.41%
Olympia C. Kollias
5239 Indianhead Avenue
Rockford, Illinois  61108

Dain Rauscher Custodian                               3,456.152         9.48%
Jerry D, Kitchen
5703 Newburg Road
Rockford, Illinois 61108

Wexford Clearing Services Corp.                       3,388.230         9.29%
Robert & Genevieue Calcote
4431 Mobile Avenue
El Paso, Texas  79903-1219

Dain Rauscher Inc. BBO                                2,518.053         6.91%
Warren C. Friest
Ardene R. Friest JT TEN/WROS
1912 Nebraska road
Rockford, Illinois  61108-6007

Dain Rauscher Custodian William Strasser              2,024.519         5.55%
1217 N. Village Drive
Arlington Heights, Illinois 60004-4670

Dain Rauscher Custodian                               2,221.811         6.09%
Shirley H. Troeger SEP/IRA
2510 Harris Road
Rockford, Illinois  61107

Dain Rauscher Custodian                               1,976.285         5.42%
Gloria Weber
A/C #8373-2849 IRA
3307 Rural Street
Rockford, Illinois  61107

                                                       Shares      Percentage of
                                                    Beneficially    Outstanding
Fund                                                   Owned       Shares Owned
----                                                ------------   -------------

Real Return Bond Fund

Class A
-------
Prudential Securities, Inc. FBO                       1,951.999        5.35%
Ms. Ethel M. Strasser Trust
1217 N. Village Drive
Arlington Heights, Illinois  60004-4670

Dain Rauscher Inc. FBO                                1,919.844        5.26%
Warren C. Friest
Ardene R. Friest JT TEN/WROS
1912 Nebraska road
Rockford, Illinois  61108-6007

Class B
-------
MLPF&S for the sole benefit of its Customers**       52,893.000       53.01%*
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Mitchell H. Katz MD TR                                8,121.568        8.13%
Mitchell H. Katz MD TR MPP
10 Purple Sage
Irvine, California  92612-3706

Peter J. Lafolley & Ivy Lafolley                      7,174.274        7.19%
JT TEN WROS NOT TC
2276 Allegheny Way
San Mateo, California  94402-4003

Class C
-------
RPSS TR Rollover IRA                                  3,951.309        8.34%
FBO Emery Jahnke
2402 Lilac Land
Fargo, North Dakota  58102-2124

RPSS TR IRA                                           2,619.918        5.53%
FBO Stan C. James
2825 Hickory Street
Fargo, North Dakota  58102-1714

Raymond James & Assoc. Inc. CSDN                      2,610.607        5.51%
3370 S. Locust Street
Denver, Colorado  80222-7665

                                                       Shares      Percentage of
                                                    Beneficially    Outstanding
Fund                                                   Owned       Shares Owned
----                                                ------------   -------------

Real Return Bond Fund

Class C
-------
Harold N. Fugile Trust                                 2,538.442        5.35%
FBO Harold N. Fugile
1546 Grand Boulevard
Sarasota, Florida  34232-3216

MLPF&S for the sole benefit of its Customers**         5,076.246       10.71%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

DLJ Securities Corporation, Inc.**                     6,307.562       13.31%
P.O. Box 2052
Jersey City, New Jersey  07303-9998

DLJ Securities Corporation, Inc.**                     5,976.372       12.61%
P.O. Box 2052
Jersey City, New Jersey  07303-9998

Irene M. Leatart                                       5,243.786       11.07%
24501 Via Mar Monte Apt. 79
Carmel, California  93923-9429

Foreign Bond Fund

Administrative
--------------
National Financial Services Corporation**             29,017.906      100.00%*
1 World Financial Center
200 Liberty Street
New York, New York  10281

Class A
-------
Lewco Securities Corp                                 97,411.789       11.76%
FBO A/C#H30-627865-6-01
34 Exchange Place 4th Floor
Jersey City, New Jersey  07311

Verb & Co.**                                         947,445.249       11.41%
4380 SW MacAdam Avenue, Suite 450
Portland, Oregon  97201-6407

                                                      Shares       Percentage of
                                                   Beneficially     Outstanding
Fund                                                   Owned       Shares Owned
----                                               -------------   -------------

Foreign Bond Fund

Class B
-------
MLPF&S for the sole benefit of its Customers**       127,012.855       13.71%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Class C
-------
MLPF&S for the sole benefit of its Customers**       169,817.149       11.97%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Global Bond Fund

Institutional
-------------
Walker Art Center                                  2,744,094.776       11.91%
Vineland Place
Minneapolis, Minnesota  55403

Georgetown University                              2,697,248.543       11.71%
3600 M Street, N.W.
Washington, DC  20007

University of Denver (Colorado Seminary)           1,917,198.557        8.32%
2199 South University Boulevard
Denver, Colorado  80208

Charles Schwab & Co., Inc.**                       1,480,572.327        6.43%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Sunkist Master Trust                               1,384,472.364        6.01%
14130 Riverside Drive
Sherman Oaks, California  91423

Chase Manhattan Bank as Trustee for                1,290,791.607        5.60%
Redland North America Retirement Plan
770 Broadway, 10th Floor
New York, New York  10003-9598

                                                      Shares       Percentage of
                                                   Beneficially     Outstanding
Fund                                                   Owned        Shares Owned
----                                               -------------   -------------

Global Bond Fund

Administrative
--------------
Stocktontrust Nominee Partnership                    517,068.333       87.04%*
c/o Stockton Trust, Inc
3001 East Camelback Road, Suite 100
Phoenix, Arizona  85016

FIIOC as Agent for Certain Employee Benefits Plan     76,997.633       12.96%
100 Magellan KW1C
Covington, Kentucky  41015

Global Bond Fund II

Institutional
-------------
Canterbury/Uniform Code Council                    1,681,284.439      100.00%*
Mutual Funds Operations
Pittsburgh, Pennsylvania  15230-3198

Class A
-------
Central Fidelity National Bank FBO                   224,158.693       35.14%*
OBICI Foundation
P.O. Box 27602
Richmond, Virginia  23261-7602

MLPF&S for the sole benefit of its Customers          43,986.240        6.89%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484
Wilmington Trust TR

Bank of California TR                                 42,429.613        6.65%
Wholesale Beer Multi Employee Trust

Class C
-------
MLPF&S for the sole benefit of its Customers          95,587.000       19.15%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

                                                      Shares       Percentage of
                                                   Beneficially     Outstanding
Fund                                                   Owned       Shares Owned
----                                               -------------   -------------

International Bond Fund

Institutional
-------------
State Universities Retirement System               6,209,922.529        5.73%
P.O. Box 2710, Station A
Champaign, Illinois  61825-2710

Emerging Markets Bond Fund

Institutional
-------------
Pacific Investment Management Company                358,138.618       94.08%*
840 Newport Center Drive
Newport Beach, California  92660

Class A
-------
RPSS TR Rollover IRA                                   5,530.548       17.18%
FBO Glenda D. Stubbs
1503 Drop Tine Drive
Cedar Park, Texas  78613-4901

MLPF&S for the sole benefit of its Customers**         4,869.000       15.13%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

NFSC FEBO #0C8-743720                                  3,522.520       10.94%
FBO Wayne E. Smith Jr.
Box 104A
Green Drive Rd3
Greensburg, Pennsylvania  15601

Rebecca A. Waldo                                       2,469.141        7.67%
15726 Birchview Drive
Tomball, Texas  77375-8677

Steve M. Foulke & Mary M. Foulke.                      2,160.611        6.71%
Community Property
27972 Via Mirada
Laguna Niguel, California  92677-7378

                                                      Shares       Percentage of
                                                    Beneficially    Outstanding
Fund                                                   Owned       Shares Owned
----                                                ------------   -------------

Emerging Markets Bond Fund

Class A
-------
Patricia D. Rodilosso Cust.                           2,018.202         6.27%
FBO Christopher Adam Rodilosso
9 River Edge Drive
Rumson, New Jersey  07760-1025

Class B
-------
Cynthia S. Brannon                                    9,052.201        35.08%*
8408 Quebe Road
Brenham, Texas  77833-6664

MLPF&S for the sole benefit of its Customers**        6,567.000        25.45%*
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Resources Trust CO TR IRA                             2,880.780        11.16%
FBO Mike Miller
P.O. Box 5900
Denver, Colorado  80217-5900

Class C
-------
NFSC FEBO #OC8-078107                                 4,906.588        34.36%*
Bernard/Denise P. McGinley
445 Fort Pitt Boulevard
Pittsburgh, Pennsylvania  15219

NFSC FEBO #120-077852                                 4,671.875        32.72%*
FBO John J. Jordan
P.O. Box 466
Rye Beach, New Hampshire  03871

Wheat First Securities Cust. IRA                      1,041.586         7.29%
FBO William Dean Conduit
3706 Takoya Drive
Ellicott City, Maryland  21042-4822

Robert W. Baird & Co., Inc. A/C 5407-4903               723.724         5.06%
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5391

                                                      Shares       Percentage of
                                                   Beneficially     Outstanding
Fund                                                   Owned       Shares Owned
----                                               -------------   -------------

StocksPLUS Fund

Institutional
-------------
Charles Schwab & Co., Inc.**                        3,913,104.821      13.23%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

First Trust National Association as Trustee for     2,368,394.650       8.01%
St. Benedict Retirement Plan Trust
P.O. Box 64010
St. Paul, Minnesota  55164-0010

Iowa Methodist                                      2,280,020.560       7.71%
1200 Pleasant Street
Des Moines, Iowa  50309

Administrative
--------------
New York Life Trust Company**                          69,378.441      48.61%*
51 Madison Avenue, Room 117A
New York, New York  10010

National Financial Services Corporation**              50,047.470      35.07%*
1 World Financial Center
200 Liberty Street
New York, New York  10281

Public Service of New Mexico #90701                    13,337.651       9.35%
The Vanguard Group
P.O. Box 2600 VM 421
Valley Forge, Pennsylvania  19482

DLJ Securities Corporation, Inc.**                      8,809.978       6.17%
P.O. Box 2052
Jersey City, New Jersey  07303-9998

                                                      Shares       Percentage of
                                                   Beneficially     Outstanding
Fund                                                   Owned       Shares Owned
----                                               -------------   -------------

StocksPLUS Fund

Class A
-------
FTC & Co.**                                          540,334.932       12.58%
P.O. Box 173736
Denver, Colorado  80217-3736

MLPF&S for the sole benefit of its Customers**       358,982.203        8.35%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Dain Bosworth, Inc. FBO                              262,084.725        6.10%
Washington Law School Foundation
1100 NE Campus Parkway
Seattle, Washington  98105

Class B
-------
MLPF&S for the sole benefit of its Customers**       806,406.819       13.05%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Class C
-------
MLPF&S for the sole benefit of its Customers**       552,812.353        8.72%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Strategic Balanced Fund

Institutional
-------------
California Community Foundation                    2,452,383.165       79.77%*
606 South Olive Street, Suite 2400
Los Angeles, California  90014

Pacific Financial Asset                              569,336.779       18.52%
 Management Corporation
700 Newport Center Drive
Newport Beach, California  92660

                                               Shares      Percentage of
                                             Beneficially   Outstanding
Fund                                            Owned      Shares Owned
----                                         -----------   -------------

Municipal Bond Fund

Institutional
-------------
Pacific Investment Management Company        301,117.35       100.00%*
840 Newport Center Drive
Newport Beach, California  92660

Low Duration Mortgage

Institutional
-------------
Pacific Investment Management Company        341,045.677      100.00%*
840 Newport Center Drive
Newport Beach, California  92660

Charles Schwab & Co., Inc.**                  24,959.548        6.82%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

     *Entity owned 25% or more of the outstanding shares of beneficial interest of the class of shares, and therefore may be presumed to "control" the class of shares, as that term is defined in the 1940 Act.

     **Shares are held only as nominee.
____________________

The Reorganization of the PIMCO Money Market and Total Return II Funds

     On November 1, 1995, the Money Market Fund and the PIMCO Managed Bond and Income Fund, two former series of PIMCO Funds: Equity Advisors Series, were reorganized as series of the Trust, and were renamed PIMCO Money Market Fund and PIMCO Total Return Fund II, respectively. All information presented for these Funds prior to this date represents their operational history as series of PIMCO
Funds: Equity Advisors Series. In connection with the Reorganization, the Funds changed their fiscal year end from October 31 to March 31.

The Reorganization of the PIMCO Global Bond Fund II

     On January 17, 1997, the Global Income Fund, a former series of PIMCO Advisors Funds, was reorganized as a series of the Trust, and was renamed the PIMCO Global Bond Fund II. All information presented for this Fund prior to that date represents its operational history as a series of PIMCO Advisors Funds. In connection with the Reorganization, the Fund changed its fiscal year end from September 30 to March 31.

Code of Ethics

     The Trust and PIMCO have each adopted a Code of Ethics governing personal trading activities of all Trustees and officers of the Trust, and Directors, officers and employees of PIMCO who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Trust or PIMCO. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain security transactions with PIMCO's Compliance Officer or his designee and to report certain transactions on a regular basis. PIMCO has developed procedures for administration of the Codes.

Custodian, Transfer Agent and Dividend Disbursing Agent

     Investors Fiduciary Trust Company ("IFTC") 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian for assets of all Funds, and also serves as transfer agent and dividend disbursing agent for the Institutional Class and Administrative Class shares of the Funds. Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217 serves as transfer agent and dividend disbursing agent for the Class A, Class B, Class C and Class D shares of the Funds. Pursuant to a sub-custody agreement between IFTC and State Street Bank and Trust Company ("State Street"), State Street serves as subcustodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston. Massachusetts 02110, and at State Street's branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

     Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Accountants

     Price Waterhouse LLP, 1055 Broadway, Kansas City, MO 64105, serves as independent public accountants for all Funds. Price Waterhouse LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Prior to November 1, 1995, Deloitte & Touche LLP served as independent accountants for the PIMCO Money Market and Total Return II Funds. See "The Reorganization of the PIMCO Money Market and Total Return II Funds" for additional information. Prior to October 1, 1996, Coopers & Lybrand LLP served as independent accountants for the PIMCO Global Bond Fund II. See "The Reorganization of the PIMCO Global Bond Fund II" for additional information.

Counsel

     Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also act as counsel to the Trust.

Registration Statement

     This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

     Financial statements for the Trust as of March 31, 1997 for its fiscal year then ended, including notes thereto, and the reports of Price Waterhouse LLP thereon dated May 22, 1997 (May 27, 1997 for the PIMCO International Bond Fund), are incorporated by reference from the Trust's 1997 Annual Report, and unaudited financial statements as of September 30, 1997 for the period then ending are incorporated from the Trust's September 30, 1997 Semiannual Reports. A copy of the Reports delivered with this Statement of Additional Information should be retained for future reference. Financial statements for the PIMCO Municipal Bond Fund as of January 2, 1998, including notes thereto, and the report of Price Waterhouse thereon dated March 11, 1998, are included herein.

                       Report of Independent Accountants


To the Shareholder and Board
of Trustees of PIMCO Investment Management Series:
Municipal Bond Fund



In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Municipal Bond Fund (one of the funds constituting the PIMCO Investment Management Series, hereafter referred to as the "Trust") at January 2, 1998, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Trust's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at January 2, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Kansas City, Missouri
March 11, 1998

               PIMCO FUNDS: PACIFIC INVESTMENT MANAGEMENT SERIES
                              MUNICIPAL BOND FUND
                       STATEMENT OF ASSETS & LIABILITIES
                                January 2, 1998


ASSETS:
  Investments at value (cost $4,631,858)                     $   4,630,997
  Repurchase agreement at value (cost $649,000)                    649,000
  Cash                                                             650,986
  Interest receivable                                               13,756
                                                             -------------
    Total Assets                                                 5,944,739
                                                             -------------

LIABILITIES:
  Payable for investments purchased                              2,944,357
  Distribution payable                                               1,243
    Total Liabilities                                            2,945,600
                                                             -------------

                                                             -------------
NET ASSETS:                                                  $   2,999,139
                                                             =============

  Net assets consist of:
    Paid-in capital                                          $   3,000,000
    Unrealized depreciation                                           (861)
                                                             -------------
  Net assets                                                 $   2,999,139
                                                             =============

  Net asset value per share, 300,000 shares outstanding      $       9.997
                                                             =============


                See Notes to Statement of Assets and Liabilities

PIMCO Funds
Notes to Statement of Assets and Liabilities
January 2, 1998
-------------------------------------------------------------------------------

1.   Organization

     PIMCO Funds (the "Trust") was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end investment management company. The Trust currently consists of twenty-five separate investment funds. Information presented in this Statement of Assets and Liabilities pertains only to the Municipal Bond Fund (the "Fund"). The Fund seeks high current income exempt from federal income tax, consistent with the preservation of capital. The Fund is authorized to offer six classes of shares. As of January 2, 1998 the Fund has only one class of share outstanding; the Institutional Class.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

     Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis commencing on the settlement date of the transaction, and includes the accretion of discounts and amortization of premiums.

     Dividends and Distributions to Shareholders. Dividends from net investment income of the Fund, are declared on each day the Trust is open for business and are distributed to shareholders monthly.

PIMCO Funds
Notes to Statement of Assets and Liabilities
January 2, 1998
-------------------------------------------------------------------------------

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, net operating losses and capital loss carryforwards.

     Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

     Repurchase Agreements. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.   Fees, Expenses, and Related Party Transactions

     Investment Advisory Fee. Pacific Investment Management Company ("PIMCO") serves as investment adviser (the "Adviser") to the Fund, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets of the Fund at a rate of 0.25%.

     Administration Fee. PIMCO also serves as administrator (the
     "Administrator"), and provides administrative services to the Fund for which it receives a monthly fee from the Fund at an annual rate based on average daily net assets of the Fund at a rate of 0.25%.

     Other Expenses. The Fund is responsible for certain other expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees;
     (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses;
     (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit;
     (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any

PIMCO Funds
Notes to Statement of Assets and Liabilities
January 2, 1998
-------------------------------------------------------------------------------

     expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust's Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

4.   Shares of Beneficial Interest

     As of January 2, 1998, the Fund has 300,000 Institutional Class shares outstanding, all of which are owned by PIMCO.

                          PART C.  OTHER INFORMATION


Item 24.  Financial Statements and Exhibits
          ---------------------------------

(a) Financial statements for the Trust as of March 31, 1997, and for its fiscal year then ended, including notes thereto, and the reports of Price Waterhouse LLP thereon, dated May 22, 1997 and May 27, 1997 are incorporated by reference from the Annual Report. Financial statements for the Trust as of September 30, 1997, and for its period then ended, including notes thereto, are incorporated by reference from the Trust's Semiannual Reports. A Statement of Assets and Liabilities for the PIMCO Municipal Bond Fund as of January 2, 1998, including notes thereto, and the report of Price Waterhouse LLP thereon, dated March 11, 1998, is included in the Statement of Additional Information.

(b)  Exhibits

     (1)  (i)    Declaration of Trust of Registrant/9/

          (ii) Form of Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest/10/

     (2)  Form of By-laws of Registrant/9/

     (3)  Not applicable

     (4)  Not applicable

     (5)  (i)    Form of Investment Advisory Contract/9/

          (ii)   Form of Amendment to Investment Advisory Contract/9/

          (iii) Form of Supplement to Investment Advisory Contract Relating to StocksPLUS Short Strategy Fund/3/

          (iv) Form of Supplement to Investment Advisory Contract Relating to Balanced Fund/4/

          (v) Form of Supplement to Investment Advisory Contract Relating to Global Bond Fund II/7/

          (vi) Form of Supplement to Investment Advisory Contract Relating to Real Return Bond Fund/7/

          (vii) Form of Supplement to Investment Advisory Contract Relating to Low Duration Mortgage Fund, Total Return Mortgage Fund, Emerging Markets Bond Fund, and Emerging Markets Bond
                 Fund II/8/

          (viii) Form of Supplement to Investment Advisory Contract Relating to Municipal Bond Fund

     (6)  Form of Amended and Restated Distribution Contract

     (7)  Not applicable

     (8)  Form of Custodian Agreement/9/

     (9)  (i)    Form of Amended and Restated Administration Agreement

          (ii)   Form of Shareholder Servicing Agreement

          (iii)  Form of Transfer Agency Agreement/9/

          (iv) Form of Transfer Agency Agreement with Shareholder Services, Inc./6/

     (10) (i)    Opinion of Counsel/2/

          (ii)   Consent of Counsel/9/

     (11) Consents of Price Waterhouse LLP

     (12) Not applicable

     (13) Not applicable

     (14) Not applicable

     (15) (i)    Form of Distribution and Servicing Plan for Class A Shares/5/

          (ii)   Form of Distribution and Servicing Plan for Class B Shares/5/

          (iii)  Form of Distribution and Servicing Plan for Class C Shares/5/

          (iv) Form of Amended and Restated Distribution Plan for Administrative Class Shares/9/

          (v) Form of Amended and Restated Administrative Services Plan for Administrative Class Shares/9/

     (16) Calculation of Performance/1/

     (17) Financial Data Schedule

     (18) Form of Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3

     (19) Powers of Attorney and Secretary's Certificate/8/

---------------------
     /1/  Filed with Post-Effective Amendment No. 23 on June 1, 1995.

     /2/  Filed with Registrant's Rule 24f-2 Notice on May 30, 1997.

     /3/  Filed with Post-Effective Amendment No. 27 on January 16, 1996.

     /4/  Filed with Post-Effective Amendment No. 28 on April 1, 1996.

     /5/ Filed with Registration Statement on Form N-14 (File No. 333-12871) on September 27, 1996.

     /6/ Filed with Post Effective Amendment No. 33 to the Registration Statement of PIMCO Advisors Funds (File No. 2-87203) on November 30, 1995.

     /7/  Filed with Post Effective Amendment No. 33 on January 13, 1997.

     /8/  Filed with Post-Effective Amendment No. 36 on July 11, 1997.

     /9/  Filed with Post-Effective Amendment No. 37 on November 17, 1997.

     /10/ Filed with Post-Effective Amendment No. 39 on January 15, 1998.

Item 25.  Persons Controlled by or Under Common Control With Registrant
          -------------------------------------------------------------

     No person is controlled by or under common control with the Registrant.

Item 26.  Number of Holders of Securities
          -------------------------------

As of February 28, 1998, the number of record holders of each Fund and Class thereof of the Registrant were as follows:

FUND                                  Institutional        ADMINISTRATIVE            A            B            C
----                                  -------------        --------------           ---          ---          ---
Money Market                                     61                   223           809          145        4,272
Short-Term                                      105                    17           177           36          261
Low Duration                                    648                    11           767          761        3,475
Low Duration II                                  44                     1             0            0            0
Low Duration III                                  4                     0             0            0            0
Moderate Duration                                15                     0             0            0            0

FUND                                  Institutional        ADMINISTRATIVE            A            B            C
----                                  -------------        --------------           ---          ---          ---
High Yield                                      213                    11         2,126        6,247       17,120
Total Return                                  1,404                   246        16,416        7,166       22,347
Total Return II                                  81                    43             0            0            0
Total Return III                                 42                     3             0            0            0
Commercial Mortgage Securities                    0                     0             0            0            0
Long-Term U.S. Government                        23                     3           146          269          270
Real Return Bond                                 11                     0            15           59           32
Foreign Bond                                     56                     1           374          698          832
Global Bond                                      47                     2             0            0            0
Global Bond II                                    1                     0           248          291          396
International Bond                              134                     0             0            0            0
StocksPLUS                                       93                     5         2,147        5,201        5,829
StocksPLUS Short Strategy                         0                     0             0            0            0
Strategic Balanced                                4                     0             0            0            0
Low Duration Mortgage                             2                     0             0            0            0
Total Return Mortgage                             3                     0             0            0            0
Emerging Market Bond                              4                     0             0            0            0
Municipal Bond                                    1                     0             0            0            0

Item 27.  Indemnification
          ---------------

     Reference is made to Article IV of the Registrant's Declaration of Trust, which was filed with the Registrant's initial Registration Statement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

     PIMCO, the investment adviser to the Trust, is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). A portion of the units of the limited partner interest in PAH is traded publicly on the New York Stock

     Exchange. Pacific Life Insurance Company and its affiliates hold a substantial interest in PIMCO Advisors through direct or indirect ownership of units of PIMCO Advisors, and indirectly hold a 50% interest in PIMCO Partners, G.P., with the remainder held indirectly by a group composed of the Managing Directors of PIMCO.

     The directors and officers of PIMCO and their business and other connections are as follow:

NAME                          BUSINESS AND OTHER CONNECTIONS
----                          ------------------------------
Allan, George C.              Senior Vice President, PIMCO and PIMCO Management, Inc.

Arnold, Tamara J.             Senior Vice President, PIMCO and PIMCO Management, Inc.

Banno, Denise C.              Vice President, PIMCO and PIMCO Management, Inc.

Barbi, Leslie A.              Senior Vice President, PIMCO and PIMCO Management, Inc.

Benz, William R. II           Managing Director, PIMCO; Director and Managing Director,
                              PIMCO Management, Inc.; Member of PIMCO Partners LLC.

Bishop, Gregory A.            Vice President, PIMCO.

Brynjolfsson, John B.         Vice President, PIMCO and PIMCO Management, Inc.

Burns, R. Wesley              Executive Vice President, PIMCO and PIMCO Management, Inc.;
                              President and Trustee of the Trust and PIMCO Variable
                              Insurance Trust; President and Director of PIMCO Commercial
                              Mortgage Securities Trust, Inc.; Executive Vice President,
                              PIMCO Funds: Multi-Manager Series.

Cohen, Carl J.                Vice President, PIMCO and PIMCO Management, Inc.

Coleman, Jerry                Vice President, PIMCO and PIMCO Management, Inc.

Cummings, Doug                Vice President, PIMCO.

Cupps, Wendy W.               Vice President, PIMCO and PIMCO Management, Inc.

Daniels, Charles M. III       Executive Vice President, PIMCO and PIMCO Management, Inc.

Dorff, David J.               Vice President, PIMCO and PIMCO Management, Inc.

Dow, Michael                  Vice President, PIMCO, PIMCO Management, Inc. and the Trust.

Dunn, Anita                   Vice President, PIMCO and PIMCO Management, Inc.

Edington, David H.            Managing Director, PIMCO; Director and Managing Director,
                              PIMCO Management, Inc.; Director, StocksPlus Management,
                              Inc.; Member of PIMCO Partners LLC.

Ehlert, A. Benjamin           Executive Vice President, PIMCO and PIMCO Management, Inc.

Ettl, Robert A.               Senior Vice President, PIMCO and PIMCO Management, Inc.

Faillace, Anthony L.          Vice President, PIMCO and PIMCO Management, Inc.

Fitzgerald, Robert M.         Chief Financial Officer and Treasurer, PIMCO, PIMCO
                              Management, Inc., Cadence Capital Management, Inc., NFJ
                              Investment Group, NFJ Management, Inc., Parametric Portfolio
                              Associates, Parametric Management Inc., StocksPLUS
                              Management Inc. and PIMCO Funds Distributors LLC; Chief
                              Financial Officer and Assistant Treasurer, Cadence Capital
                              Management; Chief Financial Officer and Treasurer, Columbus
                              Circle Investors and Columbus Circle Investors Management
                              Inc.; Chief Financial Officer and Senior Vice President,
                              PIMCO Advisors.

Frisch, Ursula T.             Vice President, PIMCO, PIMCO Management Inc. and the Trust.

Gross, William H.             Managing Director, PIMCO; Director and Managing Director,
                              PIMCO Management, Inc.; Director and Vice President,
                              StocksPLUS Management, Inc.; Senior Vice President of the
                              Trust and PIMCO Variable Insurance Trust; Member of
                              Management Board, PIMCO Advisors; Member of PIMCO Partners LLC.

Hague, John L.                Managing Director, PIMCO; Director and Managing Director,
                              PIMCO Management, Inc.; Member of PIMCO Partners LLC.

Hally, Gordon C.              Executive Vice President, PIMCO and PIMCO Management, Inc.

Hamalainen, Pasi M.           Executive Vice President, PIMCO and PIMCO Management, Inc.

Hardaway, John P.             Vice President, PIMCO and PIMCO Management, Inc.; Treasurer
                              of the Trust, PIMCO Variable Insurance Trust, PIMCO Funds:
                              Multi-Manager Series and PIMCO Commercial Mortgage
                              Securities Trust, Inc.

Harris, Brent R.              Managing Director, PIMCO; Director and Managing Director,
                              PIMCO Management, Inc.; Director and Vice President, StocksPLUS
                              Management, Inc.; Trustee and Chairman of the Trust and PIMCO
                              Commercial Mortgage Securities Trust, Inc.; Member of Management
                              Board, PIMCO Advisors; Member of PIMCO Partners LLC.

Hattesohl, Joseph D.          Vice President, PIMCO and PIMCO Management, Inc.
                              Assistant Treasurer, the Trust, PIMCO Variable Insurance
                              Trust, PIMCO Funds: Multi-Manager Series and PIMCO
                              Commercial Mortgage Securities Trust, Inc.

Hayes, Raymond C.             Vice President, PIMCO, PIMCO Management, Inc. and the
                              Trust.

Herin, Robert G.              Vice President, PIMCO and PIMCO Management, Inc.

Hinman, David C.              Vice President, PIMCO and PIMCO Management, Inc.

Hocson, Liza                  Vice President, PIMCO and PIMCO Management, Inc.

Hodge, Douglas M.             Executive Vice President, PIMCO and PIMCO Management, Inc.

Holden, Brent L.              Executive Vice President, PIMCO and PIMCO Management, Inc.

Holloway, Dwight F., Jr.      Vice President, PIMCO and PIMCO Management, Inc.

Howe, Jane T.                 Vice President, PIMCO and PIMCO Management, Inc.

Hudoff, Mark                  Vice President, PIMCO and PIMCO Management, Inc.

Isberg, Margaret E.           Executive Vice President, PIMCO and PIMCO Management,
                              Inc.; Senior Vice President of the Trust.

Kelleher, Thomas J.           Vice President, PIMCO and PIMCO Management, Inc.

Keller, James M.              Vice President, PIMCO and PIMCO Management, Inc.

Kennedy, Raymond G.           Senior Vice President, PIMCO and PIMCO Management, Inc.

Kiesel, Mark R.               Vice President, PIMCO and PIMCO Management, Inc.

Kirkbaumer, Steven P.         Vice President, PIMCO and PIMCO Management, Inc.

Loftus, John S.               Executive Vice President, PIMCO and PIMCO Management, Inc.;
                              Vice President and Assistant Secretary, StocksPLUS
                              Management, Inc.

Lown, David                   Vice President, PIMCO and PIMCO Management, Inc.

Mallegol, Andre J.            Vice President, PIMCO and PIMCO Management, Inc.

Martini, Michael E.           Vice President, PIMCO and PIMCO Management, Inc.

McDevitt, Joseph E.           Executive Vice President, PIMCO and PIMCO Management, Inc.

Meiling, Dean S.              Managing Director, PIMCO; Director and Managing Director,
                              PIMCO Management, Inc.; Vice President of the Trust and
                              PIMCO Commercial Mortgage Securities Trust, Inc.; Member of
                              PIMCO Partners, LLC.

Muzzy, James F.               Managing Director, PIMCO; Director and Managing Director,
                              PIMCO Management, Inc.; Director and Vice President,
                              StocksPLUS Management, Inc.; Member of PIMCO Partners LLC.

Nakamura, Doris S.            Vice President, PIMCO and PIMCO Management, Inc.

Nguyen, Vinh T.               Controller, PIMCO; Vice President, Controller, PIMCO
                              Advisors, Columbus Circle Investors Management, Inc.;
                              Cadence Capital Management, Inc.; NJF Management, Inc.,
                              Parametric Management, Inc., StocksPLUS Management, Inc.,
                              PIMCO Funds Distributors LLC, PIMCO Management, Inc.

Ongaro, Douglas J.            Vice President, PIMCO and PIMCO Management, Inc.

Otterbein, Thomas J.          Senior Vice President, PIMCO and PIMCO Management, Inc.

Paradis, Victoria M.          Vice President, PIMCO and PIMCO Management, Inc.

Philipp, Elizabeth M.         Vice President, PIMCO and PIMCO Management, Inc.

Pittman, David J.             Vice President, PIMCO and PIMCO Management, Inc.

Podlich, William F. III       Managing Director, PIMCO; Director and Managing
                              Director, PIMCO Management, Inc.; Vice President, PIMCO
                              Commercial Mortgage Securities Trust, Inc., Member of
                              Management Board, PIMCO Advisors; Member of PIMCO Partners LLC.

Powers, William C.            Managing Director, PIMCO; Director and Managing Director,
                              PIMCO Management, Inc.; Senior Vice President, PIMCO
                              Commercial Mortgage Securities Trust, Inc.; Member of PIMCO
                              Partners LLC.

Randall, Terry A.             Vice President, PIMCO and PIMCO Management, Inc.

Rennie, Edward P.             Senior Vice President, PIMCO and PIMCO Management, Inc.

Roney, Scott L.               Senior Vice President, PIMCO and PIMCO Management, Inc.

Rosborough, Michael J.        Senior Vice President, PIMCO and PIMCO Management, Inc.

Ruthen, Seth R.               Vice President, PIMCO and PIMCO Management, Inc.

Sargent, Jeffrey M.           Vice President, PIMCO, PIMCO Management, Inc., the Trust,
                              PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage
                              Securities Trust, Inc. and PIMCO Funds: Multi-Manager Series.

Schmider, Ernest L.           Executive Vice President, Secretary, Chief Administrative
                              and Legal Officer, PIMCO and PIMCO Management, Inc.;
                              Secretary, PIMCO Partners LLC; Director, Assistant Secretary
                              and Assistant Treasurer, StocksPLUS Management, Inc.

Scholey, Leland T.            Senior Vice President, PIMCO, PIMCO Management, Inc. and
                              the Trust.

Selby, Richard W.             Senior Vice President, Chief Technology Officer, PIMCO.

Seliga, Denise C.             Vice President, PIMCO and PIMCO Management, Inc.

Seymour, Rita J.              Vice President, PIMCO and PIMCO Management, Inc.

Sullivan, Christopher         Vice President, PIMCO and PIMCO Management, Inc.

Sylwester, Cheryl L.          Vice President, PIMCO and PIMCO Management, Inc.

Thomas, Lee R.                Managing Director, PIMCO; Director and Managing Director,
                              PIMCO Management, Inc.; Member PIMCO Partners LLC.

Thompson, William S. Jr.      Chief Executive Officer and Managing Director, PIMCO;
                              Director, Managing Director and Chief Executive Officer,
                              PIMCO Management, Inc.; Director and President, StocksPLUS
                              Management, Inc.; Director, Thomson Advisory Group; Senior
                              Vice President of PIMCO Variable Insurance Trust; Vice
                              President of the Trust and PIMCO Commercial Mortgage
                              Securities Trust, Inc.; Member of Management Board, PIMCO
                              Advisors; Member, President and Chief Executive Officer of
                              PIMCO Partners LLC.

Trosky, Benjamin L.           Managing Director, PIMCO; Director and Managing Director,
                              PIMCO Management, Inc.; Senior Vice President, PIMCO
                              Commercial Mortgage Securities Trust, Inc.; Member of
                              Management Board, PIMCO Advisors; Member of PIMCO Partners LLC.

Tyson, Richard E.             Vice President, PIMCO and PIMCO Management, Inc.

Van de Zilver, Peter A.       Vice President, PIMCO and PIMCO Management, Inc.

Wegener, Marilyn              Vice President, PIMCO and PIMCO Management, Inc.

Weil, Richard M.              Assistant Secretary, PIMCO, Columbus Circle Investors,
                              Columbus Circle Investors Management, Inc., Cadence Capital
                              Management, and PIMCO Funds Distributors LLC; Senior Vice
                              President and Assistant Secretary, PIMCO Management, Inc.;
                              Senior Vice President Legal and Secretary, PIMCO Advisors;
                              Senior Vice President and Secretary, Thomson Advisory Group;
                              Secretary, Cadence Capital Management, Inc. NFJ Management,
                              Inc., Parametric Management, Inc., NFJ Investment Group,
                              Parametric Portfolio Associates, and StocksPLUS Management,
                              Inc.; Vice President, PIMCO Funds: Multi-Manager Series.

Westhead, Paul C.             Vice President, PIMCO and PIMCO Management, Inc.

Wilsey, Kristen M.            Senior Vice President, of the Trust, PIMCO and PIMCO
                              Management, Inc.

Wood, George H.               Senior Vice President, PIMCO and PIMCO Management, Inc.

Yetter, Michael A.            Vice President, PIMCO and PIMCO Management, Inc.

Young, David                  Vice President, PIMCO

The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92260.

The address of PIMCO Advisors L.P. is 800 Newport Center Drive, Newport Beach, CA 92660.

The address of PIMCO Funds Distributors LLC is 2187 Atlantic Street, Stamford, CT 06902.

Item 29.  Principal Underwriters
          ----------------------

(a) PIMCO Funds Distributors LLC (the "Distributor") serves as Distributor of Shares of the Trust. The Distributor also acts as the principal underwriter for PIMCO Funds: Multi-Manager Series. The Distributor is a wholly-owned subsidiary of PIMCO Advisors.

(b)

Name and Principal             Positions and Offices                    Positions and Offices
Business Address*                with Underwriter                          with Registrant
----------------                 ----------------                          ---------------
Booth, Jeffrey L.                Vice President                                 None

Bosch, James D.                  Regional Vice President                        None

Brennan, Deborah P.              Vice President                                 None

Clark, Timothy R.                Senior Vice President                          None

Fessel, Jonathan P.              Vice President                                 None

Fitzgerald, Robert M.            Chief Financial Officer and                    None
                                 Treasurer

Gallagher, Michael J.            Vice President                                 None

Goldsmith, David S.              Vice President                                 None

Gray, Ronald H.                  Vice President                                 None

Hussey, John B.                  Vice President                                 None

Janeczek, Edward W.              Senior Vice President                          None

Jobe, Stephen R.                 Vice President                                 None

Lazcano, Raymond                 Vice President                                 None

Lynch, William E.                Senior Vice President                          None

McCarthy, Jacqueline A.          Vice President                                 None

Name and Principal             Positions and Offices                    Positions and Offices
Business Address*                with Underwriter                          with Registrant
----------------                 ----------------                          ---------------
Meyers, Andrew J.                Executive Vice President                       None

Moyer, Fiora N.                  Regional Vice President                        None

Neugebauer, Phil J.              Vice President                                 None

Nguyen, Vinh T.                  Vice President, Controller                     None

Pearlman, Joffrey H.             Regional Vice President                        None

Pisapia, Glynne P.               Regional Vice President                        None

Russell, Matthew M.              Vice President                                 None

Schott, Newton B., Jr.           Executive Vice President/                      None
                                 Secretary, Chief
                                 Administrative/ Legal Officer
                                 and Secretary

Smith, Robert M.                 Vice President                                 None

Spear, Ellen Z.                  Vice President                                 None

Stone, David P.                  Regional Vice President                        None

Sullivan, Daniel W.              Vice President                                 None

Thomas, William H., Jr.          Regional Vice President                        None

Treadway, Stephen J.             Chairman, President and Chief                  None
                                 Executive Officer

Troyer, Paul H.                  Senior Vice President                          None

Trumbore, Brian F.               Executive Vice President                       None

Weil, Richard M.                 Assistant Secretary                            None

Zimmerman, Glen A.               Vice President                                 None

-------------------
* The business address of all officers of the Distributor is either 2187 Atlantic Street, Stamford, CT 06902 or 800 Newport Center Drive, Newport Beach, CA 92660.

Item 30.  Location of Accounts and Records
          --------------------------------

          The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company, 840 Newport Center Drive, Newport Beach, California 92660, Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, and Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217.

Item 31.  Management Services
          -------------------

          Not applicable

Item 32.  Undertakings
          ------------

     (a)  Not applicable.

     (b) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the latter of the effective date of a post-effective amendment to Registrant's 1933 Act registration statement which provides for the addition of a new series of Registrant or the date on which shares of such series are first sold (other than shares sold for seed money).

     (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

     (d) Registrant undertakes to call a meeting of shareholders for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of Registrant.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 40 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 13th day of March, 1998.

                                  PIMCO FUNDS
                                  (Registrant)

                   By:  ___________________________________
                               R. Wesley Burns*
                                   President

                *By:   /s/ Robert W. Helm
                     --------------------------------------
                     Robert W. Helm, as attorney-in-fact

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                       Title      Date


____________________________    Trustee    March 13, 1998
Guilford C. Babcock*


____________________________    Trustee    March 13, 1998
Thomas P. Kemp*


____________________________    Trustee    March 13, 1998
Brent R. Harris*


____________________________    Trustee    March 13, 1998
William J. Popejoy*


____________________________    Trustee    March 13, 1998
Vern O. Curtis*

____________________________    President                March 13, 1998
R. Wesley Burns*                (Principal Executive
                                Officer)

____________________________    Treasurer                March 13, 1998
John P. Hardaway*               (Principal Financial
                                and Accounting
                                Officer)


*By:   /s/ Robert W. Helm
       ------------------
       Robert W. Helm,
       as attorney-in-fact

     ___________________
* Pursuant to power of attorney filed with Post-Effective Amendment No. 36 to Registration Statement No. 33-12113 on July 11, 1997.

                                  PIMCO Funds

                         INDEX TO EXHIBITS FILED WITH
                        POST-EFFECTIVE AMENDMENT NO. 40

Exhibit 5(viii) Form of Supplement to Investment Advisory Contract Relating to Municipal Bond Fund (EDGAR Exhibit 99.B5(viii)).

Exhibit 6          Form of Amended and Restated Distribution Contract (EDGAR
                   Exhibit 99.B6).

Exhibit 9(i)       Form of Amended and Restated Administration Agreement (EDGAR
                   Exhibit 99.B9(i)).

Exhibit 9(ii)      Form of Shareholder Servicing Agreement (EDGAR Exhibit
                   99.B9(ii)).

Exhibit 11         Consents of Price Waterhouse LLP (EDGAR Exhibit 99.B11).

Exhibit 17         Financial Data Schedules (EDGAR Exhibit 27).

Exhibit 18 Form of Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 (EDGAR Exhibit 99.B18).